As filed with the Securities and Exchange Commission on March 26, 2009

Registration No. 333-156128

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street

Fort Wayne, IN 46801

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Dennis L. Schoff, Esq.

The Lincoln National Life Insurance Company

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, CA 92660

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this registration statement shall hereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP UBS GLOBAL ASSET ALLOCATION FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

March 26, 2009

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the LVIP UBS Global Asset Allocation Fund (the “LVIP UBS Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on Thursday, May 28, 2009, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the LVIP UBS Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:	To approve an Agreement and Plan of Reorganization to permit the LVIP UBS Fund to reorganize into the LVIP Delaware Foundation® Aggressive Allocation Fund (the “LVIP Aggressive Fund”), a new series of the Trust, and consequently the shareholders of the LVIP UBS Fund would become shareholders of the LVIP Aggressive Fund.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the LVIP UBS Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose
Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP UBS GLOBAL ASSET ALLOCATION FUND

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies relating to the LVIP UBS Global Asset Allocation Fund (the “LVIP UBS Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), by the Board of Trustees (“Board”) of the Trust, for a special meeting of shareholders (“Meeting”). The Meeting will be held on Thursday, May 28, 2009, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board is soliciting proxies from shareholders of the LVIP UBS Fund on the following proposals:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to permit the LVIP UBS Fund to reorganize into the LVIP Delaware Foundation® Aggressive Allocation Fund (the “LVIP Aggressive Fund”), a new series of the Trust, and consequently the shareholders of the LVIP UBS Fund would become shareholders of the LVIP Aggressive Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of record who owned the shares of the LVIP UBS Fund at the close of business on March 16, 2009 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments thereof. The shares of the LVIP UBS Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies (contract owners and policy participants are referred to collectively as “Contract Owners”). The LVIP UBS Fund is seeking approval for certain actions it wishes to take, and if you are a Contract Owner, you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the LVIP UBS Fund attributable to you under your contract or policy.

The date of the first mailing of the proxy cards and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about April 2, 2009. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the LVIP Aggressive Fund that a prospective investor should know before investing. We recommend that you read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the Proposal. A Statement of Additional Information, dated March 26, 2009, relating to this Proxy Statement/Prospectus and the reorganization is incorporated herein by reference. Additional information about the LVIP Aggressive Fund has been filed with the U.S. Securities and Exchange Commission and is available upon oral or written request and without charge. If you would like a copy of this additional information or the Statement of Additional Information, call (800) 4LINCOLN (454-6265) or write the LVIP Trust at P.O. Box 2340, Fort Wayne, Indiana 46801, and the material will be mailed to you promptly, free of charge.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

i

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement/Prospectus?

You are being asked to approve the Reorganization Agreement to permit the LVIP UBS Fund to transfer all of its assets and liabilities to the LVIP Aggressive Fund, a new series of the Trust, in exchange for shares of the LVIP Aggressive Fund, and consequently, the shareholders of the LVIP UBS Fund would become shareholders of the LVIP Aggressive Fund (the “Reorganization”). If shareholders approve the Reorganization Agreement, holders of Standard and Service Class shares of the LVIP UBS Fund will receive Standard and Service Class shares, respectively, of the LVIP Aggressive Fund. The LVIP Aggressive Fund is one of three new asset allocation funds (LVIP Delaware Foundation® Aggressive Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Conservative Allocation Fund), collectively referred to as the “LVIP Delaware Foundation® Funds,” which will be three new series of the Trust.

The Reorganization may result in benefits to the shareholders of the LVIP UBS Fund. The LVIP Aggressive Fund has similar investment objectives, strategies and risks as the LVIP UBS Fund. However, the LVIP Aggressive Fund will have a different sub-adviser, Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, and lower aggregate fees.

There is also the potential for improved asset flows into the LVIP Aggressive Fund. As one of the LVIP Delaware Foundation® Funds, the Fund will be structured as a target risk lifecycle fund. Target risk lifecycle funds are a special category of mutual funds which base their asset allocation around a specified level of risk with corresponding variations of income and growth potential. The LVIP Delaware Foundation® Funds are designed to appeal to retirement plan fiduciaries as an investment choice to be included in certain investment products.

Because shareholders of the LVIP UBS Fund are being asked to approve a Reorganization transaction that will result in them holding shares of the LVIP Aggressive Fund, this document also constitutes a Prospectus for the LVIP Aggressive Fund.

Q.	How do the LVIP UBS Fund and the LVIP Aggressive Fund differ?

The LVIP UBS Fund and the LVIP Aggressive Fund are substantially similar, but not identical. The investment objective of each Fund includes long-term capital growth, but the LVIP UBS Fund also includes a current income component for a total return investment objective.

The LVIP UBS Fund is a global asset allocation fund with a mix of equities and fixed-income securities. The LVIP Aggressive Fund, the acquiring fund of the LVIP UBS Fund, would be an asset allocation fund like the LVIP UBS Fund. The LVIP UBS Fund is invested in several asset classes, including U.S. and international equities and fixed income securities. Similarly, the LVIP Aggressive Fund may invest in several asset classes, including significant U.S. and international equity investments. The LVIP Aggressive Fund intends to invest in various asset classes in the following target percentages: U.S. equity 40%; international equity 30%; emerging markets 10%; fixed income 18%; and cash equivalents 2%.

Please see the section entitled “Principal Investment Strategies and Risks of Each Fund” in this Proxy Statement/Prospectus for a more detailed discussion of the similarities and differences in the Funds’ investment objectives, policies and principal risks.

Q.	Will there be any tax consequences as a result of the merger?

This Reorganization transaction is being structured as a tax-free reorganization. See “Information About the Reorganization—Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

Q.	Will my vote make a difference?

Your vote is important regardless of the number of shares attributable to your variable contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement/prospectus and provide voting instructions. It is important that your voting instructions be received before May 28, 2009.

Q.	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement/Prospectus?

The Lincoln National Corporation (“LNC”) organization has agreed to pay the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the LVIP UBS Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. LNC is the holding company which directly owns Lincoln Life. Lincoln Investment Advisors Corporation (“LIAC”), the investment adviser for the LVIP UBS Fund and the LVIP Aggressive Fund, is a wholly owned subsidiary of LNC. Delaware Management Company, a series of Delaware Management Business Trust, the sub-adviser for the LVIP Aggressive Fund, is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation. The brokerage costs associated with repositioning the LVIP Aggressive Fund’s portfolio in connection with the Reorganization will also be paid by the LNC organization.

Q.	How do the Trustees recommend that I vote?

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposal.

Q.	How do I give my voting instructions?

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

•	Read the Proxy Statement/Prospectus.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

•	Read the Proxy Statement/Prospectus.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE

•	Read the Proxy Statement/Prospectus.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

Q.	Who do I call if I have questions?

If you have any questions about the meeting or anything in this Proxy Statement/Prospectus, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

Q.	Is there any other information available to me?

LVIP UBS Fund: The following documents have been filed with the Securities and Exchange Commission (“SEC”) under SEC File Nos. 811-08090 and 33-70742: (i) the Prospectus of the LVIP UBS Fund (Standard Class shares) dated April 30, 2008, as supplemented on October 23, 2008, January 26, 2009, February 13, 2009, and February 20, 2009, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Prospectus of the LVIP UBS Fund (Service Class shares) dated April 30, 2008, as supplemented on October 23, 2008, January 26, 2009, February 13, 2009, and February 20, 2009, which is incorporated herein by reference into this Proxy Statement/Prospectus; (iii) the Statement of Additional Information for the LVIP UBS Fund (Standard and Service Class shares) dated April 30, 2008, as supplemented on July 10, 2008 and July 11, 2008, which is incorporated herein by reference into this Proxy Statement/Prospectus; and (iv) the Annual Report for the LVIP UBS Fund dated December 31, 2008.

LVIP Aggressive Fund: The following documents have been filed with the SEC under SEC file nos. 811-08090 and 33-70742: (i) the Prospectus of the LVIP Aggressive Fund (Standard Class shares), dated March 25, 2009, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Prospectus of the LVIP Aggressive Fund (Service Class Shares), dated March 25, 2009, which is incorporated herein by reference into this Proxy Statement/Prospectus; and (iii) the Statement of Additional Information for the LVIP Aggressive Fund (Standard and Service Class shares), dated March 25, 2009, which is incorporated by reference into this Proxy Statement/Prospectus.

Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the LVIP UBS Fund’s 2008 Annual Report at:

http://www.lfg.com/lfg/llc/prd/prs/anr/AR_LINCOLN.pdf

The LVIP UBS Fund and the LVIP Aggressive Fund are each subject to information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file proxy material, reports and other information with the SEC. Such proxy material, reports, and other information filed by the LVIP UBS Fund and the LVIP Aggressive Fund can be inspected and copies at the public reference facilities maintained by the SEC at 100 F. Street, N.W., Washington, DC 20549. To learn more about this service, call the SEC at (202) 551-8090. Copies of such materials can also be obtained at prescribed rates by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Contract owners may also obtain such information from the SEC’s website at www.sec.gov.

v

PROPOSAL 1

To Approve an Agreement and Plan of Reorganization

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement.

How will the Reorganization affect me?

In the proposed Reorganization, all of the assets and liabilities of the Standard and Service Class shares of the LVIP UBS Fund will be acquired by the LVIP Aggressive Fund in exchange for Standard and Service Class shares, respectively, of the LVIP Aggressive Fund. If the Reorganization is approved, the LVIP UBS Fund will distribute to each shareholder the portion of the Standard or Service Class shares of the LVIP Aggressive Fund to which each such shareholder is entitled. This would result in the liquidation of the LVIP UBS Fund.

Shareholders will then hold that number of full and fractional Standard or Service Class shares of the LVIP Aggressive Fund which have an aggregate net asset value equal to the aggregate net asset value of their Standard or Service Class shares of the LVIP UBS Fund as of the close of business on the date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes so shareholders will not recognize any taxable gain or loss as a result of the Reorganization.

The LVIP UBS Fund and the LVIP Aggressive Fund are each a separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Like the LVIP UBS Fund, the LVIP Aggressive Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by Lincoln Life and Lincoln New York in additional Standard/Service Class shares of the LVIP Aggressive Fund.

The LVIP UBS Fund and the LVIP Aggressive Fund have similar, though not identical investment objectives. The two Funds also have similar investment policies and principal risks.

However, while the investment objective of the LVIP UBS Fund is fundamental and requires shareholder approval to be changed, the investment objective of the LVIP Aggressive Fund is non-fundamental and may be changed without shareholder approval. Also, the LVIP Aggressive Fund has a different investment sub-adviser, Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, and lower aggregate fees. For the year ended December 31, 2008, the management fees of the LVIP UBS Fund were .74% of average daily net assets of the Fund. The estimated management fees for the LVIP Aggressive Fund are .65% of average daily net assets of the Fund, including a contractual advisory fee waiver for the first year. These expenses are estimated because the LVIP Aggressive Fund has not commenced operations yet.

There is also the potential for improved asset flows into the LVIP Aggressive Fund. The LVIP Aggressive Fund is one of the new LVIP Delaware Foundation® Funds, which will be structured as target risk lifecycle funds. Target risk lifecycle funds are a special category of mutual funds which base their asset allocation around a specified level of risk with corresponding variations of income and growth potential. The LVIP Delaware Foundation® Funds are designed to appeal to, among other investors, the retirement market.

The Reorganization will not affect your rights under your variable annuity contract or variable life insurance policy. The value of your contract or policy will remain the same immediately following the Reorganization. The LVIP Aggressive Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Lincoln Life and Lincoln New York will each keep the same separate account. The value of your contract or policy will be allocated to the same separate account and that separate account will invest in the LVIP Aggressive Fund after the Reorganization. After the Reorganization your contract or policy value will depend on the performance of the LVIP Aggressive Fund rather than that of the LVIP UBS Fund.

Why is the Reorganization being proposed?

The Reorganization is part of an effort to increase assets under management for shareholders of the LVIP UBS Fund. The LVIP Aggressive Fund has similar investment objectives, strategies and risks as the LVIP UBS Fund. The LVIP Aggressive Fund has a different sub-adviser, Delaware Management Company, a series of Delaware Management Business Trust, and lower aggregate fees.

In addition, the LVIP Aggressive Fund will be part of the LVIP Delaware Foundation® Funds, which will be three new series of the Trust. The LVIP Delaware Foundation® Funds are structured as target risk lifecycle funds and are designed to appeal to individual investors as well as retirement plan fiduciaries. This structure may offer the potential for improved assets flows into the LVIP Aggressive Fund.

The Board of Trustees believes that the Reorganization is in the best interests of the LVIP UBS Fund’s shareholders.

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Reorganization Agreement generally provides for the following:

•

The transfer in-kind of all of the assets attributable to the Standard and Service Class shares of the LVIP UBS Fund to the LVIP Aggressive Fund in exchange for Standard and Service Class shares of the LVIP Aggressive Fund having an aggregate value equal to the net asset value of the LVIP UBS Fund;

•	The assumption by the LVIP Aggressive Fund of all of the liabilities of the LVIP UBS Fund;

•	The liquidation of the LVIP UBS Fund by distribution of Standard and Service Class shares of the LVIP Aggressive Fund to the LVIP UBS Fund’s record holders; and

•	The structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization Agreement is approved by shareholders, the Reorganization is expected to be completed in the second quarter of 2009.

As another important feature of the Reorganization, the LVIP Aggressive Fund will have a lower fee structure compared to the LVIP UBS Fund. The comparative fees are more fully discussed in the section entitled “How will the Reorganization affect me?” and “How do the Funds’ fees and expenses compare?”

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

Yes. The Reorganization will not affect your right to purchase and redeem shares, to change among the separate account options offered by Lincoln Life and Lincoln New York, as applicable, to annuitize, and to receive distributions as permitted with respect to your account under your insurance policy or contract. After the

Reorganization, you will be able to purchase additional Standard or Service Class shares, as applicable, of the LVIP Aggressive Fund for your account under your insurance policy or contract. For more information, see “Dividends and Distributions” and “Purchase and Redemption of Fund Shares” below.

Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of the LVIP UBS Fund will be exchanged for shares of the same class of the LVIP Aggressive Fund without any sales load, commission or other transactional fee being imposed.

The LNC organization will pay expenses of the Reorganization, including the preparation of the Registration Statements, printing and distributing proxy materials, legal fees, account fees, and expenses of holding a shareholders’ meeting, and brokerage costs associated with repositioning the LVIP Aggressive Fund’s portfolio holdings in connection with the Reorganization.

How does the Board of Trustees recommend that I vote?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

What happens if shareholders do not approve the Proposal?

If the LVIP UBS Fund shareholders do not approve the Reorganization Agreement, the Reorganization will not occur. In such an event, the LVIP UBS Fund will continue to operate separately, and the Adviser and the Board of Trustees of the Trust will determine what additional steps may be appropriate and in the best interests of the LVIP UBS Fund and its shareholders. Since the LVIP Aggressive Fund is a newly created fund, the Fund may or may not commence operations without the initial funding from the assets of the LVIP UBS Fund.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The LVIP UBS Fund and the LVIP Aggressive Fund (collectively, the “Funds”) have similar, although not identical, investment objectives, policies and principal risks. Both Funds are diversified series of the Trust. The investment objective of the LVIP UBS Fund is long-term total return (capital appreciation plus current interest) consistent with preservation of capital, whereas the investment objective of the LVIP Aggressive Fund is to seek long-term capital growth.

The primary investment strategies of the Funds are similar. The LVIP UBS Fund is an asset allocation fund that pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between equity and fixed income securities. The LVIP Aggressive Fund also pursues its investment objectives by investing in a diversified portfolio of securities of different asset classes and investment styles. Specifically, the target percentages that the LVIP Aggressive Fund expects to invest in various asset classes are: U.S. equities 40%; international equities 30%; emerging markets 10%; bonds 18%; and cash equivalents 2%. Some of the asset classes include multiple investment styles, with the result that the LVIP Aggressive Fund has the ability to invest in nine different asset classes or investment styles: U.S. large cap core, U.S. mid and large cap growth, U.S. large cap value, U.S. small cap core, international value equity, international growth, emerging markets, fixed income, and cash equivalents.

Shareholders should consider the similarities and differences in the investment policies and strategies of, and portfolio securities held by, each Fund. The investment policies and strategies of the Funds are summarized below and described in greater detail under the heading “Comparison of Investment Objectives and Policies.”

Because the LVIP UBS Fund and the LVIP Aggressive Fund have similar investment objectives and strategies, they are subject to similar risks. One of the principal risks of investing in either the LVIP UBS Fund or the LVIP Aggressive Fund is the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. The LVIP UBS Fund and the LVIP Aggressive Fund are also subject to interest rate and credit risk with respect to their fixed income investments. Both Funds are subject to the additional risks of below investment grade bonds, also known as high yield bonds or junk bonds, exchange traded funds, foreign investments, and emerging markets investments. The LVIP Aggressive Fund is also subject to the risks associated with global real estate securities. For a detailed discussion of additional risks, see the section entitled “Principal Investment Strategies and Risks of Each Fund” below.

How do the Funds’ fees and expenses compare?

Both the LVIP UBS Fund and the LVIP Aggressive Fund offer two classes of shares, Standard Class and Service Class shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The fees and expenses shown for the shares of the LVIP UBS Fund as set forth in the following table and in the examples are based on actual expenses for the LVIP UBS Fund and for the year ended December 31, 2008. The amounts for the LVIP Aggressive Fund and the LVIP Aggressive Fund (Pro Forma) are based on what the estimated expenses of the Funds would have been for the year ended December 31, 2008, after giving effect to the proposed Reorganization.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	LVIP UBS Fund		LVIP Aggressive Fund 2		LVIP Aggressive Fund (Pro Forma)
	Standard Class	Service Class	Standard Class	Service Class	Standard Class	Service Class
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A	N/A	N/A	N/A
Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A	N/A	N/A	N/A
Redemption Fee	N/A	N/A	N/A	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A	N/A	N/A	N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.74%	0.74%	0.75%	0.75%	0.75%	0.75%
Distribution and 12b-1 Fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.11%	0.11%	0.11%[2]	0.11%[2]	0.11%[2]	0.11%[2]
Acquired Fund Fees and Expenses (AFFE)	0.03%[1]	0.03%[1]	0.03%[2]	0.03%[2]	0.03%[2]	0.03%[2]
Total Annual Fund Operating Expenses	0.88%	1.13%	0.89%	1.14%	0.89%	1.14%
Less Fee Waiver and Expense Reimbursements	N/A	N/A	(0.13)[3,4]	(0.13)[3,4]	(0.13)[3,4]	(0.13)[3,4]
Total Net Annual Fund Operating Expenses	0.88%	1.13%	0.76%	1.01%	0.76%	1.01%

[1]

Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2008 fees and expenses of the Relationship Funds owned by the fund during 2008 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

[2]	“Other Expenses” and “Acquired Fund Fees and Expenses” for the LVIP Aggressive Fund and the LVIP Aggressive Fund (Pro Forma) have been estimated since this fund has not yet commenced.
[3]

LIAC has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

[4]

LIAC has contractually agreed to reimburse the fund’s Standard Class to the extent that the fund’s Total Annual Fund Operating Expenses, excluding any underlying fund fees and expenses, exceed .73% of average daily net assets. LIAC has contractually agreed to reimburse the fund’s Service Class to the extent that the fund’s Total Annual Fund Operating Expenses, excluding any underlying fund fees and expenses, exceed .98% of average daily net assets. This agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless LIAC provides written notice of termination to the fund.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in the LVIP UBS Fund versus the LVIP Aggressive Fund and the LVIP Aggressive Fund (Pro Forma), assuming the Reorganization takes place. The pro forma amounts are based on what the estimated expenses of the LVIP Aggressive Fund (Pro Forma) would be assuming the Reorganization was completed on January 1, 2008. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	LVIP UBS Fund
	One Year	Three Years	Five Years	Ten Years
Standard Class	$90	$281	$488	$1,084
Service Class	$115	$359	$622	$1,375

	LVIP Aggressive Fund(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$78	$271	$480	$1,084
Service Class	$103	$349	$615	$1,374

	LVIP Aggressive Fund (Pro Forma)(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$78	$271	$480	$1,084
Service Class	$103	$349	$615	$1,374

(A)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How do the Funds’ performance records compare?

The following charts show how shares of the LVIP UBS Fund performed in the past. The LVIP Aggressive Fund has not yet commenced operations. Consequently, no performance information is available. After the Reorganization, the LVIP Aggressive Fund, as the successor to the LVIP UBS Fund, will assume and publish the investment performance record of the LVIP UBS Fund.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS

Additional information regarding the performance of the LVIP UBS Fund is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Exhibit B to this Proxy Statement/Prospectus.

Year-by-Year Total Return (%)

The tables provide some indication of the risks of investing your contract assets in the LVIP UBS Fund’s Standard Class and Service Class shares. The information shows: (a) changes in each class’s shares’ performance from year to year; and (b) how each class’s shares’ average annual returns for one year, five year, ten year or since inception periods compare with those of a broad measure of market performance. Please note that the past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

LVIP UBS Fund (Standard Class)

During the periods shown in the above chart, the LVIP UBS Fund’s Standard Class’s highest return for a quarter occurred in the second quarter 2003 at 12.15%. The LVIP UBS Fund’s Standard Class’s lowest return for a quarter occurred in the fourth quarter of 2008 at (20.02%).

LVIP UBS Fund (Service Class)*

*	The Fund’s Service Class commenced operations on May 15, 2003. Lifetime performance of the indices are noted below.

During the periods shown in the above chart, the LVIP UBS Fund’s Service Class’s highest return for a quarter occurred in the fourth quarter 2004 at 9.76%. The LVIP UBS Fund’s Service Class’s lowest return for a quarter occurred in the fourth quarter of 2008 at (20.07%).

Average Annual Total Return (for the period ended 12/31/2008)

	1 Year	5 Years	10 Years
LVIP UBS Fund (Standard Class)	(33.22%)	(0.27%)	0.15%

Russell 3000® Index *	(37.31%)	(2.00%)	(0.80%)
MSCI World Index**	(40.33%)	0.00%	(0.20%)
Citigroup WGBI Index***	10.89%	6.05%	5.90%
GSMI****	(26.86%)	1.89%	2.66%

*	The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.
**	The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United State. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.
***	The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

****	The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund’s sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

Average Annual Total Return (for the period ended 12/31/2008)

	1 Year	5 Years	Lifetime*
LVIP UBS Fund (Service Class)	(33.38%)	(0.52%)	1.73%
Russell 3000® Index **	(37.31%)	(2.0%)	2.21%
MSCI World Index***	(40.33%)	0.00%	7.62%
Citigroup WGBI Index****	10.89%	6.05%	7.53%
GSMI*****	(26.86%)	1.89%	5.28%

*	The Fund’s Service Class commenced operations on May 15, 2003. Lifetime index performance, however, began May 1, 2003.
**	The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.
***	The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United State. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.
****	The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.
*****	The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund’s sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

Who will be the investment adviser/sub-adviser of my Fund after the Reorganization?

Lincoln Investment Advisors Corporation (“LIAC” or the “Adviser”), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation, serves as the investment adviser for the both the LVIP UBS Fund and the LVIP Aggressive Fund.

The current sub-adviser of the LVIP UBS Fund is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), which has responsibility for the day-to-day investment decisions for that Fund. UBS Global AM, a Delaware corporation, is an investment adviser registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (“UBS AG”). UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

LIAC has retained Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), to serve as the LVIP Aggressive Fund’s sub-adviser and make the day-to-day investment decisions for that Fund. DMBT is registered with the SEC as an investment adviser and is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation.

What will the advisory and sub-advisory fees be after the Reorganization?

The following table shows the effective fee rate that the LVIP UBS Fund paid to the Adviser for the year ended December 31, 2008 as a percent of the Fund’s average net assets, and the fee that the Adviser in turn paid to DMC as the sub-adviser for the same period. The table also shows the effective fee rate that the LVIP Aggressive Fund would have paid to the Adviser for the year ended December 31, 2008 assuming that the proposed fee rate was in effect with the asset levels of the LVIP UBS Fund, and the fee that the Adviser in turn would have paid to DMC as the sub-adviser under the same assumptions. The LVIP Aggressive Fund is a newly created fund, which has not yet commenced operations, nor paid any actual advisory or sub-advisory fees.

Fund	Adviser	Effective Fee Rate for Adviser (annual rate as a % of average daily net assets)	Sub-Adviser	Effective Fee Rate for Sub-Adviser (annual rate as a % of average daily net assets)
LVIP UBS Fund	LIAC	0.74%	UBS	0.45%
LVIP Aggressive Fund	LIAC	0.65%[1]	DMC	0.35%

[1]

The Effective Fee Rate for Adviser includes the advisory fee waiver of 0.10% of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the Adviser provides written notice of termination to the fund.

What will be the primary federal tax consequences of the Reorganization?

The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment and each shareholder’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, the LVIP UBS Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Dividends and Distributions

Both Funds declare and pay dividends from net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. As described in more detail in “More Information About the Funds—Distributions” below, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Fund at net asset value.

Shareholder Voting Rights

Neither the LVIP UBS Fund nor the LVIP Aggressive Fund, each a series of the same Delaware statutory trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders. Meetings of the shareholders may be called at any time by the Board of Trustees or by the chairperson of the Board or by the President of the Trust. To the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote.

Appraisal Rights

Under the laws of the State of Delaware, shareholders of neither the LVIP UBS Fund nor the LVIP Aggressive Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an effort to increase assets under management for shareholders of the LVIP UBS Fund. The LVIP Aggressive Fund has similar investment objectives, strategies and risks as the LVIP UBS Fund. However, the Aggressive Fund will have a different sub-adviser, Delaware Management Company, a series of Delaware Management Business Trust, and lower aggregate fees.

There is also the potential for improved asset flows from the LVIP Aggressive Fund being a part of the LVIP Delaware Foundation® Funds, which will be three new series of the Trust. The LVIP Delaware Foundation® Funds will be structured as target risk lifecycle funds, a special category of mutual funds that base their asset allocation around a specified level of risk with corresponding variations of income and growth potential. The LVIP Delaware Foundation® Funds are designed to appeal to retirement plan fiduciaries as an investment choice to be included in certain investment products.

Board Considerations

Background

On December 9, 2008, the Board of Trustees of the Trust (the “Board”) met to consider the organization and offering of the LVIP Delaware Foundation® Conservative Allocation Fund, LVIP Delaware Foundation® Aggressive Allocation Fund and LVIP Delaware Foundation® Moderate Allocation Fund (together, the “LVIP Delaware Foundation® Funds”) including the appointment of Lincoln Investment Advisory Corporation (“LIAC”) as investment adviser and Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, as sub-adviser to the LVIP Delaware Foundation® Funds.

Also on December 9, 2008, the Board of Trustees of the Trust considered the reorganization of the LVIP Managed Fund (an “Acquired Fund”) into LVIP Delaware Foundation® Conservative Allocation Fund (an “Acquiring Fund”), LVIP UBS Global Asset Allocation Fund (an “Acquired Fund”) into LVIP Delaware Foundation® Aggressive Allocation Fund (an “Acquiring Fund”) and the reorganization of Delaware VIP Balanced Series into LVIP Delaware Foundation® Moderate Allocation Fund (an “Acquiring Fund”), each to take place pursuant to an Agreement and Plan of Reorganization (the “Agreements,” and each transaction a “Reorganization”). Officers of the Trust (“Fund Management”) provided information regarding the reasons for the proposals and information regarding each Reorganization.

The Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“the Independent Trustees”), reported that they had met in executive session with their independent legal counsel and reviewed materials provided by Fund Management, LIAC and DMC. In addition, the Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment advisory and sub-advisory agreements and the factors that they should consider in approving such agreements.

With respect to the Reorganizations, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve the merger of affiliated funds. The Independent Trustees noted the representation by Fund Management that there would be no dilutive effect upon the shareholders of the funds participating in each Reorganization. In considering approval of the agreements and the Reorganizations, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board adopted the considerations and conclusions of the Independent Trustees.

Advisory Agreement with LIAC

In considering the approval of the investment advisory agreement with LIAC for each of the LVIP Delaware Foundation® Funds, the Board considered the nature, extent and quality of services proposed to be provided to the LVIP Delaware Foundation® Funds by LIAC, including LIAC personnel, resources, compliance efforts and oversight of DMC and that LIAC serves as investment adviser for the currently existing funds of the Trust. The Board reviewed the services to be provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC would delegate day-to-day portfolio management responsibility for the LVIP Delaware Foundation® Funds to DMC. The Board also considered that Lincoln Life would provide administrative services for the LVIP Delaware Foundation® Funds as it does for the existing funds of the Trust and that certain Lincoln Life personnel would also be providing services to the LVIP Delaware Foundation® Funds on behalf of LIAC. Based on this information, the Board concluded that the services to be provided by LIAC were expected to be acceptable.

The Board reviewed the proposed management fee and estimated expense ratios for each LVIP Delaware Foundation® Fund, and noted Fund Management’s agreement to waive a portion of each LVIP Delaware Foundation® Fund’s management fee (“net management fee”) and to impose expense limitations or expense reimbursements for a period of time for each LVIP Delaware Foundation® Fund. The Board also compared the net management fees to the management fees in a Morningstar Peer Group selected by Fund Management and noted that although the proposed net management fee for each LVIP Delaware Foundation® Fund was higher than the mean of the Morningstar Peer Group, the total expense ratio for each LVIP Delaware Foundation® Fund was lower than the mean of the Morningstar Peer Group. The Board concluded that the management fees, together with the management fee waivers and the expense limitations/reimbursement arrangements, were reasonable.

The Board also reviewed the pro forma profitability analysis concerning LIAC with respect to the LVIP Delaware Foundation® Funds and concluded that the estimated profitability of LIAC in connection with the management of the LVIP Delaware Foundation® Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the LVIP Delaware Foundation® Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. However, because the LVIP Delaware Foundation® Funds are newly organized, the Board determined to review economies of scale in the future after the LVIP Delaware Foundation® Funds have commenced operations.

The Board considered any additional benefits LIAC may receive due to its association with the LVIP Delaware Foundation® Funds, and noted that affiliates of LIAC provide various services to other LVIP Funds and are proposed to provide similar services to the LVIP Delaware Foundation® Funds. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the LVIP Funds by Lincoln Life holding fund shares on behalf of contract holders.

Sub-Advisory Agreement with DMC

In considering the approval of the proposed sub-advisory agreement between LIAC and DMC on behalf of the LVIP Delaware Foundation® Funds, the Board considered the nature, extent and quality of services to be provided by DMC under the sub-advisory agreement. The Board was informed that the proposed sub-advisory agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other LVIP funds for which DMC serves as sub-adviser. The Board considered the services provided to existing funds in the Trust currently subadvised by DMC. The Board reviewed the services to be provided by DMC, the background of the investment professionals proposed to service the LVIP Delaware Foundation® Funds and the resources and investment process of DMC. The Board also considered DMC’s in-person presentation at the Board meeting concerning the construction of the active asset allocation strategies to be used for the LVIP Delaware Foundation® Fund and information concerning the different investment sleeves used in the investment strategy. The Independent Trustees concluded that the services to be provided by DMC were expected to be acceptable.

The Board considered the sub-advisory fee to be paid to DMC and considered that the rate of the proposed sub-advisory fee was negotiated between LIAC and DMC and that LIAC would compensate DMC from its fee and concluded the proposed sub-advisory fees were reasonable. The Board considered that DMC has the ability to obtain research with soft dollars that may or may not be used for the LVIP Delaware Foundation® Funds and may be used for the benefit of other clients of DMC.

Reorganizations

The Independent Trustees reported their findings to the Board of Trustees, and the other Trustee, who is an “interested person” (as such term is defined in the 1940 Act) adopted the considerations and conclusions of the Independent Trustees. In considering each of the above Reorganizations for the Acquiring Funds and Acquired Funds, based on information provided to them by Fund Management, the Board considered a number of factors, including:

•	that the Acquired Funds could provide seed capital for the LVIP Delaware Foundation® Funds;

•

that the Acquiring Funds would be structured as QDIAs (Qualified Default Investment Alternatives) under the Pension Protection Act of 2006, which could make them attractive investments for certain qualified plans;

•

Fund Management’s belief that as the total expense ratios with the management fee waiver and expense limitation would be lower than the mean of the Morningstar peer groups, the Acquiring Funds should be competitive choices as QDIAs;

•	that the sleeve structure of the active asset allocation strategy would be less expensive to shareholders than a fund of funds structure;

•	that each Reorganization has been structured as a tax free transaction for federal income tax purposes; and

•

that the Lincoln National Corporation organization has agreed to bear the costs of each Reorganization, including the preparation of the prospectus/proxy statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, auditor fees, expenses of holding shareholder meetings and the brokerage costs associated with repositioning the Funds’ portfolios.

With respect to the LVIP UBS Fund, the Board also considered:

•	that total expenses and management fee would be reduced;

•	the performance of the fund over recent periods; and

•	the similarity of the Acquiring Fund’s investment objective, restrictions and policies to the LVIP UBS Fund.

Based upon the foregoing, the Board determined on December 9, 2008, that participation in the respective Reorganization is in the best interests of each Acquired Fund and Acquiring fund, and the interests of existing shareholders of each Acquired Fund and Acquiring Fund will not be diluted as a result of the Reorganization. On that same date, the Board approved the Reorganization with respect to each Acquired Fund and Acquiring Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreement (the form of which is attached as Exhibit A to this Proxy Statement/Prospectus).

The Reorganization Agreement provides that the LVIP Aggressive Fund will acquire all of the assets, subject to all of the liabilities, of the LVIP UBS Fund in exchange for shares of the LVIP Aggressive Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, April 30, 2009, or on a later date as the parties may agree (“Effective Time”). The net asset value per share of each class of the LVIP UBS Fund and the net asset value per share of the respective class of the LVIP Aggressive Fund will be determined by dividing the assets of each share class, less liabilities, by the total number of the outstanding shares of that class. The method of valuation to be employed to value the securities of each Fund is in accordance with methods set forth in each Fund’s respective current registration statement on Form N-1A and the Trust’s valuation procedures then in effect.

The number of full and fractional shares of the LVIP Aggressive Fund you will receive in the Reorganization will be equal in value to the value of your shares of the LVIP UBS Fund as of 4 p.m. on the day of the Effective Time (unless trading on the New York Stock Exchange or other exchange on which the Funds’ investments primarily trade is disrupted, in which case the Effective Time may be postponed until the first business day after the day on which normal trading resumes on such exchange). Promptly after the Effective Time, the Trust will cause to be registered on its transfer agency books in the name of each record holder of LVIP UBS Fund shares immediately prior to the Reorganization the number of LVIP Aggressive Fund shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

The Board has determined, with respect to the LVIP UBS Fund and the LVIP Aggressive Fund that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. The Lincoln National Corporation (“LNC”) organization will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the LVIP UBS Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the LVIP Aggressive Fund’s portfolio in connection with the Reorganization will also be paid by the LNC organization.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the LVIP UBS Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Reorganization is conditioned upon: (1) the Reorganization Agreement being approved by shareholders of the LVIP UBS Fund; and (2) the Trust receiving the opinion of the Trust’s counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the LVIP UBS Fund as of the Closing Date will receive shares of the LVIP Aggressive Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the issuing fund may not impose levies on shareholder for more money.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the LVIP UBS Fund with all classes voting together and not by class. See “Voting Information” and “Votes Necessary to Approve Proposals.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION

Description of the LVIP Aggressive Fund’s Shares

Shareholders of the LVIP UBS Fund as of the Closing Date will receive shares of the LVIP Aggressive Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and non-assessable when issued, which means that the consideration for the shares has been paid in full and the issuing fund may not impose levies on shareholders for more money. Full and fractional shares of the respective class of shares of the LVIP Aggressive Fund will be issued to the LVIP UBS Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The LVIP Aggressive Fund will not issue share certificates. The shares of the LVIP Aggressive Fund to be issued to the LVIP UBS Fund’s shareholders and recorded on the shareholder records of the LVIP Aggressive Fund will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

Assuming each Contract Owner’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each Contract Owner will not recognize taxable income as a result of the Reorganization.

For purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which Lincoln Life and Lincoln New York own shares of the LVIP UBS Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As a condition to the closing of the Reorganization, the LVIP Aggressive Fund and the LVIP UBS Fund will receive an opinion from the law firm of Dechert LLP substantially to the effect that:

1.	The acquisition by the LVIP Aggressive Fund of the assets of the LVIP UBS Fund in exchange for LVIP Aggressive Fund’s shares will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

2.	No gain or loss will be recognized by the LVIP Aggressive Fund upon its receipt of the assets of the LVIP UBS Fund in exchange for shares of the LVIP Aggressive Fund;

3.	No gain or loss will be recognized by the LVIP UBS Fund upon the transfer of all of its assets to the LVIP Aggressive Fund;

4.	No gain or loss will be recognized by the Record Holders of the LVIP UBS Fund’s shares upon their receipt of LVIP Aggressive Fund’s shares in exchange for their LVIP UBS Fund’s shares;

5.	The tax basis of the LVIP Aggressive Fund’s shares received by the Record Holders of the LVIP UBS Fund’s shares will be the same as the basis of the LVIP UBS Fund’s shares exchanged therefor;

6.	The tax basis of the assets of the LVIP UBS Fund received by the LVIP Aggressive Fund will be the same as the tax basis of such assets held by the LVIP UBS Fund immediately prior to the exchange;

7.	The holding period of the assets of the LVIP UBS Fund transferred to the LVIP Aggressive Fund will include the period during which such assets were held by the LVIP UBS Fund; and

8.	The holding period of the LVIP Aggressive Fund’s Shares received by the Record Holders of the LVIP UBS Fund’s shares will include the holding period of the LVIP UBS Fund’s shares exchanged therefore, provided that at the time of the exchange, the LVIP UBS Fund’s shares were held as capital assets on the date of the Reorganization;

The LVIP Aggressive Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by the LVIP UBS Fund to offset gains realized by the LVIP Aggressive Fund could be subject to limitation in future years.

Pro-Forma Capitalization

The following table sets forth the capitalization of the LVIP UBS Fund and the LVIP Aggressive Fund as of December 31, 2008 and the capitalization of the LVIP Aggressive Fund on a pro-forma basis, assuming the Reorganization occurred on that date. Because the LVIP Aggressive Fund is a newly created fund,” the LVIP Aggressive Fund had no assets as of such date.

Capitalization of LVIP UBS Fund and

LVIP Aggressive Fund Pro Forma

(as of December 31, 2008) (Unaudited)

	LVIP UBS Fund	LVIP Aggressive Fund (Before Reorganization)	LVIP Aggressive Fund Pro Forma (After Reorganization)
Net Assets
Standard Class	$158,129,116	N/A	$158,129,116
Service Class	$46,292,087	N/A	$46,292,087

Total Net Assets	$204,421,203	N/A	$204,421,203

Net Asset Value Per Share
Standard Class	$8.695	N/A	$8.695
Service Class	$8.696	N/A	$8.696

Shares Outstanding
Standard Class	18,187,063	N/A	18,187,063
Service Class	5,323,226	N/A	5,323,226

Total Shares Outstanding	23,510,289	N/A	23,510,289

The table should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the LVIP UBS Fund and the LVIP Aggressive Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions set forth in the prospectuses of the LVIP UBS Fund, dated April 30, 2008, as supplemented on October 23, 2008, January 26, 2009, February 13, 2009, and February 20, 2009; and the prospectuses of the LVIP Aggressive Fund, dated March 25, 2008.

Investment Objectives of Each Fund

The LVIP UBS Fund’s investment objective is long-term total return (capital appreciation plus current income) consistent with preservation of capital. The LVIP Aggressive Fund’s investment objective is to seek long-term capital growth. Unlike the LVIP UBS Fund’s investment objective which is fundamental, the LVIP Aggressive Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies and Risks of Each Fund

LVIP UBS Fund

The LVIP UBS Fund pursues its objective of long-term total return consistent with the preservation of capital, by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the Fund will allocate its assets between equity and fixed income securities.

The Fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:

•	U.S. equities;

•	International equities;

•	U.S. fixed income;

•	International fixed income;

•	Emerging markets equities;

•	Emerging market fixed income;

•	U.S. high yield; and

•	Cash.

The sub-adviser uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The Fund’s risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

Equity Asset Class

Within the equity portion of the Fund, the sub-adviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Fund’s assessment of what a security is worth. The sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Fund then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company’s current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser’s investment decisions with respect to the equity portion of the Fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

With respect to growth equities, the sub-adviser will seek to invest in companies that possess a dominant market position, a major technological edge or a unique competitive advantage. To identify these companies, the sub-adviser may use a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Investment in equity securities may include common stock and preferred stock. The Fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The Fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class

In selecting fixed income securities, the sub-adviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the sub-adviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody’s, or if unrated, determined to be of comparable quality by the sub-adviser. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The sub-adviser’s fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The sub-adviser may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

Portfolio Turnover and Other Information

The Fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The Fund’s portfolio turnover rate is expected to be greater than 100% in any year. For example, the Fund would have a portfolio turnover rate of 100% if the Fund replaced all of its investments in one year.

The Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The Fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

LVIP Aggressive Fund

The LVIP Aggressive Fund pursues its investment objective of long-term capital growth by investing in a diversified portfolio of securities of different asset classes and investment styles. The Fund offers broad diversification by allocating investments across several different asset classes and investment styles. The target percentages that the LVIP Aggressive Fund expects to invest in each asset class are: U.S. equity 40%;

international equity 30%; emerging markets 10%; fixed income 18%; and cash equivalents 2%. Within each asset class, the sub-adviser has flexibility to select the appropriate investment styles for investment. Descriptions of the investment styles within each asset class are listed below.

Equity Category

The LVIP Aggressive Fund intends to invest in equities in the following manner:

U.S. Equity.  The expected target allocation for U.S. equities is 40% of the Fund’s total assets. The Fund employs various investment styles, also know as “sleeves,” within this asset class:

U.S. Large Cap Core.  The large cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value. The manager also considers factors such as business conditions in the company’s industry and its competitive position in that industry. The large cap core investment sleeve will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

U.S. Mid and Large Cap Growth.  The mid and large cap growth investment sleeve (style) invests primarily in common stocks, generally in medium- and large-size companies that are expected to grow faster than the U.S. economy. Medium and large-sized companies generally have market capitalizations exceeding $1 billion. Using a bottom up approach, the manager looks for companies that are believed to have the potential for increased market share, dominant business models, and strong free cash flow generation, and demonstrate operational efficiencies.

U.S. Large Cap Value.  The large cap value investment sleeve (style) invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Companies in the “large cap value” category generally are within the market capitalization range of the Russell 1000® Value Index, which as of December 31, 2008, was companies whose market capitalization was from $24 million to $421.8 billion. A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as (1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; (2) favorable earnings prospects and dividend yield potential; and (3) the financial condition of the issuer.

U.S. Small Cap Core.  Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on (1) attractive valuations; (2) growth prospects; and (3) strong cash flow. Companies in the “small cap core” category generally are within the market capitalization range of the Russell 2000® Index, which as of December 31, 2008, was companies with a market capitalization from $7 million to $3.3 billion. The small cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value.

International Equity.   The expected target allocation for international equities is 30% of the Fund’s total assets. The Fund employs various investment styles within this asset class:

International Value Equity.    The international value investment sleeve (style) uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The portfolio may purchase securities in any foreign country, developed or emerging, and seeks companies that are expected to perform well over the next three to five years.

International Growth.  The international growth investment sleeve (style) uses a growth strategy that seeks to invest primarily in equity securities that provide the potential for capital appreciation. The manager may purchase securities in any foreign, developed or emerging country. In pursuing the investment strategy, the manager may invest in individual companies or in exchange trades funds that utilize an international growth investment style.

Emerging Markets.    The expected target allocation for emerging markets is 10% of the Fund’s total assets. The emerging markets investment style sleeve focuses on stocks of companies considered to be from an emerging country. An “emerging country” is considered to be (1) generally recognized to be an emerging country by the international financial community including the World Bank and the International Finance Corporation; (2) classified by the United Nations as developing, or (3) included in the International Finance Corporation Fee Index or the MSCI Emerging Markets Index. The manager focuses on investing in emerging countries which have economies that are believed to be developing strongly and markets that are becoming more sophisticated. The manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

Global Real Estate Securities.  Although the expected target allocation for this asset class is currently 0% of the Fund’s total assets; the Fund has the option to invest in this class in the future. The global real estate securities sleeve (style) invests in securities issued by U.S. and non-U.S. companies in the real estate sector. A company in the real estate sector generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. Assets will be allocated among real estate companies in various regions and countries throughout the world, including the U.S. and developed, developing and emerging market non-U.S. countries. The portfolio’s investment strategy is based on both a top-down and bottom-up assessment of countries and specific markets. A real estate company’s financials, cash flow, dividend growth rates, and management strategy are also evaluated in selecting the portfolio’s investments.

Fixed Income Category

The expected target allocation for fixed-income investments is 18% of the Fund’s total assets. Investment in the fixed income investment sleeve (style) allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International Developed Markets, and Emerging Markets sectors. The manager analyzes economic and market conditions to identify the sector(s) that offer the best investment opportunities. The manager will determine the amount of assets allocated to each of the four sectors based on this analysis of economic and market conditions, and on an assessment of the returns and potential for appreciation from each sector. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those high yield securities (aka “junk bonds”) having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The manager may invest up to 50% of the assets allocated to the fixed income investment sleeve in high yield bonds. Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in fixed income securities of issuers in any foreign country, developed and underdeveloped. Fixed income securities in the international developed markets sector and the emerging markets sector may include securities issued by foreign governments, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The expected allocation for cash equivalents is 2% of the Fund’s total assets. These instruments may include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

Principal Risks

Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. Investing in the LVIP UBS Fund and the LVIP Aggressive Fund also involves the principal risks of asset allocation risk, interest rate risk and credit risk. Both the LVIP UBS Fund and the LVIP Aggressive Fund involve the principal risks of below investment grade bonds (high yield or junk bonds), foreign investments, emerging market investments, and the risks associated with exchange traded funds. In addition, the LVIP Aggressive Fund also includes the risks associated with global real estate securities. The principal risks of investing in LVIP UBS Fund and LVIP Aggressive Fund are further described in the chart below:

Additional Principal Risk	LVIP UBS Fund	LVIP Aggressive Fund
Asset Allocation	Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asst classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising. Therefore, the value of the fund’s shares held under your contract depend on: (1) performance of each asset class and sub-class (where applicable); and (2) the amount of the fund’s total asset invested in each asset class and sub-class (where applicable).	Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asst classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising. Therefore, the value of the fund’s shares held under your contract depend on: (1) performance of each asset class and sub-class (where applicable); and (2) the amount of the fund’s total asset invested in each asset class and sub-class (where applicable).
Equities	Small- to Medium-Size Company Stocks: Investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500.	Small- to Medium-Size Company Stocks: The securities of medium- and small-sized, less mature, lesser-known companies may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium- and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Interest Rate	Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates.	Interest rate risk is the risk that the value of the debt obligations held by the style (sleeve) and, therefore, the value of the Fund’s shares will fluctuate with changes in interest rates. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Additional Principal Risk	LVIP UBS Fund	LVIP Aggressive Fund
Credit	Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. The value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with the changes in the credit ratings of the debt obligations held.	Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). Debt obligations held by the fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.
Below Investment Grade (high yield or junk) Bonds	If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the Fund’s shares could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer’s credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.	If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the Fund’s shares could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer’s credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
Foreign Investing	Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. The risk of loss is typically greater for issuers located in emerging markets.	Foreign securities involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The risk of loss is typically greater for issuers located in emerging markets.

Additional Principal Risk	LVIP UBS Fund	LVIP Aggressive Fund
Emerging Market	Risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.	Risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
Derivatives	Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are “leveraged” and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund’s positions in derivative transactions at any time. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.	Investment in derivatives is not characterized as a principal risk of investing in the fund.
Global Real Estate Securities	Global real estate securities are not considered a principal risk of investing in the fund.	Risk related to global real estate securities includes possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of parties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Real estate investment trusts (REITs) are subject to substantial cash flow dependency, defaults, self-liquidation, and the risk of failure to qualify for the free pass through of income. Investing in global real estate securities involves the additional risks of foreign investing which are not present when investing in U.S. real estate.

Additional Principal Risk	LVIP UBS Fund	LVIP Aggressive Fund
Exchange Traded Funds (ETFs)	The risk associated with owning ETFs is not considered a principal risk of investing in the fund.	The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile. Also, ETFs have management fees that increase their costs.
Portfolio Turnover	High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund. The trading costs associated with high portfolio turnover may adversely affect the fund’s performance.	Portfolio turnover is not characterized as a principal risk of investing in the fund.

Other Investment Strategies and Risks of Each Fund

Each Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. Each Fund’s Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, each Fund may use temporarily different investment strategies for defensive purposes. If either Fund does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

PURCHASE AND REDEMPTION OF FUND SHARES

Each Fund sells its shares of common stock directly or indirectly to Lincoln Life and to Lincoln New York. Lincoln Life and Lincoln New York hold the Funds’ shares in separate accounts (variable accounts) that support various Lincoln Life and Lincoln New York variable annuity contracts and variable life insurance contracts.

Each Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Adviser and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the Funds’ Sub-Advisers, may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Funds and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a Fund’s shares, as such payments are not made from Fund assets.

Net Asset Value

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:

•	Adding the values of all securities investments and other assets;

•	Subtracting liabilities (including dividends payable); and

•	Dividing by the number of shares outstanding.

A Fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Each Fund typically values its securities investments as follows:

•

Equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

•	Debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

•	Fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Funds’ Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Share Classes/Rule 12b-1 Fees

Each Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Trust offers shares of beneficial interest to Lincoln Life and Lincoln New York for allocation to certain of their variable contracts. The Trust may pay Lincoln Life and Lincoln New York or others, out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust’s Board of Trustees from time to time. These fees are paid out of the assets of the Service Class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The business and affairs of the LVIP UBS Fund and the LVIP Aggressive Fund (collectively, the “Funds”) are managed under the direction of the Trust’s Board of Trustees. The Board of Trustees has the power to amend the Funds’ bylaws, to declare and pay dividends, and to exercise all the powers of the Funds except those granted to the shareholders.

Manager of Managers. The Funds have obtained an exemptive order from the SEC that permits the Funds to employ a “manager of managers” structure (“Multi-Manager Order”). Pursuant to the Multi-Manager Order, LIAC will be permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The Multi-Manager Order applies to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. When a new sub-adviser is retained, the Multi-Manager Order requires that the shareholders be furnished with the information about the new sub-adviser that would be contained in a proxy statement. LIAC may not enter into a sub-advisory agreement with an “affiliated person” of LIAC (as that term is defined in Section 2(a)(3) of the 1940 Act) unless the sub-advisory agreement with the affiliated sub-adviser, including compensation thereunder, is approved by the affected Fund’s shareholders. The Trust’s Board of Trustees must continue to approve the Fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers. LIAC—Lincoln Investment Advisors Corporation—is the current investment adviser to the Funds. LIAC, a wholly owned subsidiary of Lincoln National Corporation, is a Tennessee corporation registered with the SEC as an investment adviser. LIAC is responsible for overall management of the Funds’ securities investments, and provides investment advisory services to other affiliated mutual funds. LIAC’s address is 1300 S. Clinton Street, Fort Wayne, IN 46802. LIAC or its predecessors has served as an investment adviser to mutual funds for over thirty years.

The sub-adviser of the LVIP UBS Fund is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) , which has responsibility for the day-to-day investment decisions for that Fund. UBS Global AM is paid out of the fees the Fund pays to the Adviser. UBS Global AM, a Delaware corporation, is an investment adviser registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (“UBS AG”). UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

LIAC has engaged Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), to serve as the sub-adviser for the LVIP Aggressive Fund. DMC is responsible for the day-to-day management of the Fund’s securities investments, and is paid out of the fees the Fund pays to LIAC.

DMBT, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, is registered with the SEC as an investment adviser and is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation.

The following chart lists each Fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, and portfolio manager. Each Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

LVIP UBS Fund

Adviser: LIAC (aggregate advisory fee paid for fiscal year ended December 31, 2008 was 0.74% of the Fund’s average net assets).

Sub-Adviser: UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606. UBS has served as the Fund’s sub-adviser since January 2004.

Portfolio Managers: Edwin Denson and Thomas Clarke are the lead portfolio managers for the Fund. Mr. Denson and Mr. Clarke have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated to specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Denson, as senior portfolio manager for the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Clarke, as senior portfolio manager for the Fund, has responsibility for setting the currency strategies and making all currency decisions for the Fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Denson is an Executive Director and has been a senior asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS Global Asst Management since 2001. Mr. Clarke is a Managing Director and Head of Currency Analysis and Strategy at UBS Global Asset Management. Mr. Clarke has been an investment professional at UBS Global Asset Management since 2000.
LVIP Aggressive Fund

Adviser: LIAC (advisory fee is 0.65% of average net assets, which is net of fee waivers).

Sub-Adviser: DMC and its predecessors have been managing mutual funds since 1938. As of December 31, 2008, DMC and its affiliates were managing over $115 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust, that is an SEC-registered investment adviser. DMBT’s address is 2005 Market Street, Philadelphia, PA 19103. DMBT is an indirect subsidiary of Lincoln National Corporation.

Portfolio Manager: A team consisting of Michael J. Hogan, Paul Grillo, Sharon Hill, Francis X. Morris and Babak (Bob) Zenouzi are responsible for making the day-to-day investment decisions for the Fund. Mr. Hogan is the lead member of the team and has the authority to override any decision made by the team in his discretion.

Mr. Hogan, CFA, Executive Vice President, Chief Investment Officer, and Head of Equity Investments, joined Delaware Investments in 2007. Mr. Hogan previously spent eleven years at SEI Investments, with the last three of those as the managing director and global head of equity. Mr. Hogan graduated from the University of Delaware with a bachelor’s degree and a master’s degree in economics. Mr. Grillo, CFA, Senior Vice President and Co-Chief Investment Officer—Total Return Fixed Income Strategy, joined Delaware Investments in 1992. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University. Ms. Hill, Ph.D., Senior Vice President and Head of Equity Quantitative Research and Analytics, joined Delaware Investments in 2000 as a Senior Programmer/Analyst of Investment Systems. Ms. Hill holds a bachelor’s degree, with honors, in mathematics from the City of New York, at Brooklyn College and a master’s degree and Ph.D. in mathematics from the University of Connecticut. Mr. Morris, Senior Vice President and Chief Investment Officer—Core Equity, served as vice president and director of equity research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor’s degree from Providence College and an MBA from Widener University. Mr. Zenouzi, Senior Vice President and Senior Portfolio Manager, rejoined Delaware Investments in 2006 after having spent seven years as an analyst and portfolio manager with the firm and prior to leaving to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager. Mr. Zenouzi has a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. Mr. Hogan and Mr. Grillo are CFA charterholders.

A fund using a sub-adviser may have a name, investment objective and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. The fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract and sub-advisory contract for the LVIP UBS Fund is available in the annual report to shareholders for the year ended December 31, 2008.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Considerations

Each Fund’s policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.

Since all the shares of the Funds are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

The LVIP UBS Fund and the LVIP Aggressive Fund may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.” From time to time, the Lincoln Profile Funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the Lincoln Profile Funds increase their holdings of the Funds, this action may cause the Funds to experience large purchases of their shares and large inflows into the Funds. Conversely, the Lincoln Profile Funds may decrease their holdings in the Funds, and this action may cause the Funds to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Funds’ portfolio management. For example, the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs and portfolio turnover for the Funds.

GENERAL INFORMATION

Share Ownership

The number of shares the LVIP UBS Fund had outstanding as of March 16, 2009 is listed in the table at Exhibit C; the LVIP Aggressive Fund has not begun operations as of the date of this Proxy Statement/Prospectus. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the shares of the LVIP UBS Fund attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the Trust, as of March 16, 2009, no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of any class of the LVIP UBS Fund. To the knowledge of the Trust, as of March 16, 2009, no person beneficially owned of record 5% or more of the outstanding shares of any class of the LVIP UBS Fund. Because the LVIP Aggressive Fund has not commenced operations, the Trustees and executive officers of the Trust, as a group, owned separate account units attributable to less than one percent of the assets of any class of the LVIP Aggressive Fund.

Voting Information

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000.

At the meeting, Lincoln Life and Lincoln New York will vote the LVIP UBS Fund’s shares held in the separate accounts for which they are record owners, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the LVIP UBS Fund by the separate accounts. For all separate accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to the LVIP UBS Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the offices of the Trust) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the meeting. Contract Owners may also revoke prior voting instructions by voting in person at the meeting.

Lincoln Life and Lincoln New York will vote the LVIP UBS Fund’s shares held by the separate accounts for which no timely instructions are received in proportion to the voting instructions which are received. The effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a vote. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting. To the extent that LVIP UBS Fund shares are owned directly by other series of the Trust that operate as “funds of funds,” the funds of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of LVIP UBS Fund shares.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the LVIP UBS Fund on the Record Date present, in person or by proxy, at the meeting shall constitute a quorum.

Votes Necessary to Approve Proposals

Approval of Proposal 1 requires the affirmative vote of a “majority of the Shares voted” with all classes voting together. For purposes of this requirement, “majority of the Shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the LVIP UBS Fund present at a meeting if more than 50% of the outstanding shares of the LVIP UBS Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the LVIP UBS Fund. Shareholders of the LVIP UBS Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Information

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The current investment adviser of the Trust, Lincoln Investment Advisors Corporation, has its principal office at 1300 S. Clinton Street, Fort Wayne, IN 46802. The Trust’s provider for certain accounting and financial administration services is The Bank of New York Mellon, 135 Santilli Highway, Everett, MA 02149-1950. The Trust has also entered into a Fund Accounting and Financial Administration Oversight Agreement with Delaware Service Company, Inc., at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the meeting. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote the LVIP UBS Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the LVIP UBS Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

Legal Matters

Certain legal matters concerning the issuance of shares of the LVIP Aggressive Fund will be passed upon by Dechert, LLP, 4675 McArthur Court, Suite 1400, Newport Beach, CA 92660.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Management’s Discussion of Fund Performance and Financial Highlights

Exhibit C—Ownership of Shares as of Record Date

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION dated as of January 23, 2009, is by and between certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Trust”).

The Trust is a statutory trust organized and existing under the laws of the State of Delaware. The Trust was formed on February 1, 2003, and has an unlimited number of authorized shares with no par value. The Trust owns no interest in land in Delaware. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is presently comprised of thirty seven (37) series.

The Acquired Funds as referenced below will be reorganized into the Acquiring Funds set forth below:

Acquired Funds	Corresponding Acquiring Fund
LVIP Delaware Managed Fund	LVIP Delaware Foundation® Conservative Allocation Fund

LVIP UBS Global Asset Allocation Fund	LVIP Delaware Foundation® Aggressive Allocation Fund

Lincoln Investment Advisors Corporation is the investment adviser to both the Acquired Funds and the Acquiring Fund. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Acquiring Funds, the Acquired Funds, and the shareholders and beneficial owners of the Acquiring Funds and the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 30, 2009, or such other time as shall be specified by the Board or the appropriate officers of the Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of the Acquired Funds will become the assets and liabilities of the corresponding Acquiring Funds, and the separate existence of the Acquired Funds will cease. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds. The Acquiring Funds shall also assume all of the liabilities of the corresponding Acquired Funds, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of the Acquired Funds representing interests in the corresponding Acquired Funds (“Acquired Funds’ Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Funds (“Acquiring Funds’ Shares”).

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of the Acquired Funds will be transferred to the corresponding Acquiring Funds in exchange for Acquiring Funds’ Shares and all of the liabilities of the Acquired Funds will be assumed by the Acquiring Funds.

Exchange of Stock

At the Effective Time, the Acquired Funds will exchange the outstanding Acquired Funds’ Shares of each class for a number of corresponding Acquiring Funds’ Shares of the same class. The number of full and fractional Acquiring Funds’ Shares to be issued to holders of Acquired Funds’ Shares will be determined on the basis of the relative net asset values of the Acquired Funds and the corresponding Acquiring Funds as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Funds’ Shares to be issued to each holder of Acquired Funds Shares shall be determined by multiplying the number of Acquired Funds’ Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Funds’ Shares and the numerator of which is the net asset value per share of Acquired Funds’ Shares.

The net asset value of the Acquired Funds and the net asset value of the Acquiring Funds shall be determined in accordance with methods set forth in the Acquired Funds’ and Acquiring Funds’ respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of the Acquired Funds and the corresponding Acquiring Funds may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Funds’ Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Funds’ Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Funds’ Bylaws, the Board will call a meeting of the holders of the Acquired Funds’ Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Funds’ Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of the Acquired Funds’ Bylaws.

Prior to any meeting of the holders of Acquired Funds’ Shares, the Acquired Funds shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of their net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, each Acquired Fund and its corresponding Acquiring Fund will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.	The acquisition, by the Acquiring Fund of the assets of the Acquired Fund in exchange for Acquiring Fund’s Shares will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

2.	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

4.	No gain or loss will be recognized by the holders of Acquired Fund’s Shares upon their receipt of Acquiring Fund’s Shares in exchange for their Acquired Fund’s Shares;

5.	The tax basis of the Acquiring Fund’s Shares received by holders of the Acquired Fund’s Shares will be the same as the basis of the Acquired Fund’s Shares exchanged therefore;

6.	The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets held by the Acquired Fund immediately prior to the exchange;

7.	The holding period of the assets of the Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; and

8.	The holding period of the Acquiring Fund’s Shares received by holders of Acquired Fund’s Shares will include the holding period of the Acquired Fund’s Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund’s Shares were held as capital assets on the date of the Reorganization.

ARTICLE IV

Expenses

The Lincoln National Corporation (“LNC”) organization, and not any of the Funds, will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganizations will also be paid by the LNC organization.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Trust acting under the authority of the Board) or be abandoned. In either event, the

Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Funds, the Trust or the holders of Acquired Funds’ Shares or Acquiring Funds’ Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

on behalf of the Acquired Funds

/s/ KEVIN J. ADAMSON
By:	Kevin J. Adamson
Title:	Second Vice President

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

on behalf of the Acquiring Funds

/s/ WILLIAM P. FLORY, JR.
By:	William P. Flory, Jr.
Title:	Second Vice President and
Chief Accounting Officer

EXHIBIT B

Management’s Discussion of Fund Performance and Financial Highlights

The LVIP Aggressive Fund is the SEC Registrant for this Prospectus. The Fund is a newly created fund, which has not commenced operations. Consequently, no performance or financial data is available. After the Reorganization, the LVIP Aggressive Fund, as the successor to the LVIP UBS Fund, will assume and publish the investment performance record and the financial record of the LVIP UBS Fund. Therefore, the information in this Exhibit reflects performance and financial information of the LVIP UBS Fund.

Management’s Discussion of Fund Performance

The discussion of performance for the LVIP UBS Fund in this Exhibit B is taken from the Fund’s most recent annual report to shareholders (2008 Annual Report) and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. We have not included information discussing the performance of the LVIP Aggressive Fund as it is a newly created series of the Lincoln Variable Insurance Products Trust.

LVIP UBS Fund

2008 Annual Report Commentary

The Fund returned (33.22%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while the benchmark, the Global Securities Markets Index (GSMI)* returned (26.86%).

The world has been in the midst of a financial crisis that seemed to escalate toward the end of 2008. Over the last year, as the credit crunch unfolded, it harmed mainly large financial institutions, many of which were forced to take massive write-downs. The significant turmoil that began in the late summer accelerated drastically in the fourth quarter, causing the credit crunch to morph into a severe liquidity crisis.

The Fund underperformed the benchmark during the year driven primarily by market allocation and security selection. With respect to market allocation, an underweight to commodity-driven and emerging market equities helped performance but was more than offset by detracting performance from bond and equity security selection, an overweight to equity and high yield debt and an underweight to sovereign fixed income.

The US bond component was the largest detractor to performance from a security selection standpoint though US equity security selection also detracted. Our US bond selection has been negatively impacted by credit market crisis with spreads across many fixed income sectors widening out, and liquidity drying up in non-agency mortgage-backed securities holdings.

Currency allocation was a positive contributor for the year. The “anti-carry” currency positioning in the Fund benefited from decreasing investor risk appetite. In the currency carry trade, investors sell low-yielding currencies and then use the funds to purchase higher-yielding currencies, in an attempt to capture the difference between the interest rates.

We are in a very chaotic time in the financial markets, but believe this volatility creates opportunity for long-term disciplined investors. As long as policymakers remain flexible, innovative and willing to tackle the current crisis, we believe that they will likely succeed.

Edwin Denson

Thomas Clarke

UBS Global Asset Management (Americas), Inc.

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP UBS Global Asset Allocation Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,150. For comparison look at how the GSMI Index did over the same period. The same $10,000 investment would have grown to $12,929. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average Annual Total Returns

Average annual total returns on investment	Ended 12/31/08
Standard Class Shares
One Year	-33.22%
Five Years	-0.27%
Ten Years	+0.15%
Service Class Shares
One Year	-33.38%
Five Years	-0.52%
Inception (5/15/03)	+1.73%

*

GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000® Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; 2% JPMorgan EMBI Global Index.

Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund’s sub-advisor.

Portfolios are actively managed and their compositions will differ over time. The views expressed are those of UBS Global Asset Management (Americas) Inc. as of December 31, 2008. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS advisory account or mutual fund. For separate accounts, any securities discussed do not represent all of the securities that will be purchased, sold, or recommended for advisory clients.

LVIP UBS Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the LVIP UBS Fund for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The financial highlights for the years ended December 31, 2004 through December 31, 2008 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young’s most recent report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders dated December 31, 2008. The Fund’s Annual Report to Shareholders dated December 31, 2008 is available upon request.

LVIP UBS Global Asset Allocation Fund Standard Class

	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$15.589	$15.646	$14.535	$14.186	$12.704
Income (loss) from investment operations:
Net investment income[1]	0.275	0.301	0.273	0.187	0.190
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.059)	0.668	1.767	0.729	1.515

Total from investment operations	(4.784)	0.969	2.040	0.916	1.705

Less dividends and distributions from:
Net investment income	(0.828)	(0.272)	(0.197)	(0.177)	(0.223)
Net realized gain on investments	(1.267)	(0.754)	(0.732)	(0.390)	—
Return of capital	(0.015)	—	—	—	—

Total dividends and distributions	(2.110)	(1.026)	(0.929)	(0.567)	(0.223)

Net asset value, end of period	$8.695	$15.589	$15.646	$14.535	$14.186

Total return[2]	(33.22%)	6.37%	14.51%	6.80%	13.54%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,129	$280,964	$291,846	$273,272	$268,263
Ratio of expenses to average net assets	0.85%	0.87%	0.91%	0.93%	1.03%
Ratio of net investment income to average net assets	2.10%	1.88%	1.83%	1.33%	1.46%
Portfolio turnover	116%	99%	78%	91%	139%

LVIP UBS Global Asset Allocation Fund Service Class

	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of Period	$15.573	$15.631	$14.528	$14.179	$12.700
Income (loss) from investment operations:
Net investment income[1]	0.243	0.261	0.235	0.152	0.157
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.048)	0.667	1.765	0.729	1.512

Total from investment operations	(4.805)	0.928	2.000	0.881	1.669

Less dividends and distributions from:
Net investment income	(0.788)	(0.232)	(0.165)	(0.142)	(0.190)

Net realized gain on investments	(1.267)	(0.754)	(0.732)	(0.390)	—
Return of capital	(0.017)	—	—	—	—

Total dividends and distributions	(2.072)	(0.986)	(0.897)	(0.532)	(0.190)

Net asset value, end of period	$8.696	$15.573	$15.631	$14.528	$14.179

Total return[2]	(33.38%)	6.11%	14.23%	6.53%	13.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,292	$63,912	$34,215	$10,517	$3,842
Ratio of expenses to average net assets	1.10%	1.12%	1.16%	1.18%	1.28%
Ratio of net investment income to average net assets	1.85%	1.63%	1.58%	1.08%	1.21%
Portfolio turnover	116%	99%	78%	91%	139%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

EXHIBIT C

Ownership of Shares as of March 16, 2009

Number of Outstanding Shares

LVIP UBS Fund	Shares Outstanding
Standard Class	17,335,150.66
Service Class	5,297,168.50

Total	22,632,319.16

As of the date of this Proxy Statement/Prospectus, there were no shares of the LVIP Aggressive Fund outstanding.

Principal Holders of Shares of LVIP UBS Fund

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS	Lincoln National (Life) VA Acct C	15,003,301.97	86.55%
Standard Class	Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne, IN 46801	1,761,482.52	10.16%
Service Class	Lincoln Life & Annuity (New York) VA Account N	318,914.47	6.02%
	Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne, IN 46801	4,823,311.50	91.05%

C-1

PART B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Aggressive Fund

STATEMENT OF ADDITIONAL INFORMATION

March 26, 2009

Acquisition of the Assets and Liabilities of the LVIP UBS Fund (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802	In Exchange for Shares of LVIP Aggressive Fund (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with, the Proxy Statement/Prospectus dated March 26, 2009, relating specifically to the proposed transfer of all of the assets and liabilities of the LVIP UBS Fund to the LVIP Aggressive Fund in exchange for shares of the LVIP Aggressive Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) 4LINCOLN (454-6265). The Reorganization will be pursuant to an Agreement and Plan of Reorganization.

This SAI incorporates by reference the following described documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The SAI of Lincoln Variable Insurance Products Trust dated April 30, 2008, as supplemented on July 10, 2008 and July 11, 2008 (No. 033-70742; No. 811-08090);

(2) The Financial Statements of the LVIP UBS Fund included in the Trust’s Annual Report to Shareholders, dated December 31, 2008 (No. 811-08090).

Financial Statements

Unaudited pro forma financial statements reflecting consummation of the Reorganization are not included in this SAI because the LVIP Aggressive Fund, the acquiring Fund, is a newly created fund, which has not commenced operations. As previously noted, the audited financial statements for the year ended December 31, 2008 for the LVIP UBS Fund are incorporated by reference into this SAI from the LVIP UBS Fund’s last Annual Report to Shareholders.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

LVIP UBS GLOBAL ASSET ALLOCATION FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

Revoking any prior instructions, the undersigned instructs the Lincoln Life & Annuity Company of New York (the “Company”) to vote all the shares of the LVIP UBS Global Asset Allocation Fund (LVIP UBS Fund) that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 28, 2009 and at any adjournment thereof. The proxy is solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE:	1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated March 26, 2009.

Signature

Signature (if held jointly)

______________________________________________, 2009
Date (NY-VA)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions	VOTE BY PHONE Call 1-866-235-4258 Follow the recorded instructions	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
available 24 hours	available 24 hours

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:  ¢

☐ To vote FOR all Funds on all Proposals mark this box. No other vote is necessary.

1.      To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to permit the LVIP UBS Fund to reorganize into the LVIP Delaware Foundation Aggressive Allocation Fund (the “LVIP Aggressive Fund”) a newly formed series of the Trust, and consequently the shareholders of the LVIP UBS Fund would become shareholders of the LVIP Aggressive Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE COMPANY WILL VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(NY-VA)

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT LINCOLN LIFE TOLL FREE

AT 1-800-454-6265.

19770_012109

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

LVIP UBS GLOBAL ASSET ALLOCATION FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

Revoking any prior instructions, the undersigned instructs The Lincoln National Life Insurance Company (the “Company”) to vote all the shares of the LVIP UBS Global Asset Allocation Fund (LVIP UBS Fund) that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 28, 2009 and at any adjournment thereof. The proxy is solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE:	1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated March 26, 2009.

Signature

Signature (if held jointly)

______________________________________________, 2009
Date (NY-VA)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions	VOTE BY PHONE Call 1-866-235-4258 Follow the recorded instructions	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
available 24 hours	available 24 hours

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:  ¢

☐ To vote FOR all Funds on all Proposals mark this box. No other vote is necessary.

1.      To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to permit the LVIP UBS Fund to reorganize into the LVIP Delaware Foundation Aggressive Allocation Fund (the “LVIP Aggressive Fund”) a newly formed series of the Trust, and consequently the shareholders of the LVIP UBS Fund would become shareholders of the LVIP Aggressive Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE COMPANY WILL VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(LNL-VA)

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT LINCOLN LIFE TOLL FREE

AT 1-800-454-6265.

19770_012109

                Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                Standard Class

                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus April 30, 2008

Each fund is a series of the Lincoln Variable Insurance Products Trust
(referred to as "fund") that sells its shares directly or indirectly to The
Lincoln National Life Insurance Company and its affiliates (Lincoln Life).
Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or
determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Baron Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Baron Growth Opportunities Fund (fund) is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential.
Small-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell
2000 (Reg. TM) Index. The Russell 2000 Index measures the performance of the
2,000 smallest companies in the Russell 3000 (Reg. TM) Index. Mid-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell 2500 (Reg. TM) Index.
The Russell 2500 Index measures those companies with lower price-to-book ratios and lower forecasted growth values.

The fund purchases stocks in businesses when the sub-adviser believes there is potential for the stock to increase significantly in value over the long term.
Of course, there can be no guarantee that the sub-adviser will be successful in achieving the fund's objectives. Because of its long term approach, the fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges. The fund may invest in larger companies if the sub-adviser perceives an attractive opportunity in a larger company.

In making investment decisions for the fund, the sub-adviser seeks: (i)
securities that the sub-adviser believes have favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability and (ii) businesses that the sub-adviser believes are well managed and are undervalued relative to their businesses'
long term growth prospects, future cash flows and asset values. The fund may make significant investments in companies in which the sub-adviser has the greatest conviction. Of course, there can be no guarantee the fund will be successful at achieving its objectives.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including preferred stock and convertible securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments, and therefore the value of the fund's shares held under your contract, to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies.
Historically, growth investments have performed best during the later stages of economic expansion. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume.
Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Standard
Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Service Class from year to year; and (b) how the average annual returns of the fund's Service
Class for one year, five years, and lifetime periods of the Service Class compare with those of a broad measure of market performance. The fund's Service
Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Standard Class because each class is invested in the same portfolio of securities. The returns of the Service Class would differ only to the extent that the classes do not have the same expenses. The Standard
Class will have a lower expense ratio and therefore the returns on the Standard
Class would be higher than the returns on the fund's Service Class. Performance figures for the Service Class shown prior to June 5, 2007 include historical performance of the Baron Capital Asset Fund (a predecessor to the fund), for which BAMCO Inc. served as investment adviser. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1999                 2000        2001    2002         2003    2004    2005   2006    2007
35.8%                 (2.7%)     12.3%    (14.2%)     30.0%   25.6%   3.4%   15.5%   3.42%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 21.9%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (18.7)%.

Average Annual Total Returns

                                            For periods ended 12/31/07
                                         ---------------------------------
                                            1 year     5 years   Lifetime*
                                         ------------ --------- ----------
  LVIP Baron Growth Opportunities Fund        3.42%   15.07%       14.16%
        Russell 2000 (Reg. TM) Index**       (1.57%)  16.25%        9.75%

* The fund's lifetime began September 30, 1998. Lifetime index performance began on September 30, 1998.

**The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   1.00%
 Distribution and/or Service (12b-1) fees                                         0.00%
 Other Expenses                                                                   0.08%
 Total Annual Fund Operating Expenses                                             1.08%
 Less Fee Waiver and Expense Reimbursement1                                       0.04%
 Net Expenses                                                                     1.04%

1 The adviser has contractually agreed to reimburse the funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses exceed
  1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $106     $340      $592    $1,314

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Capital Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Capital Growth Fund (fund) is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of large U.S. companies. The equity securities in which the fund may invest include common stock, convertible securities, rights, warrants and exchange traded funds (ETF's). The fund may also invest up to 25% of its total assets in foreign equity securities.

The fund invests in stocks of successful, large, growing companies. The fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, the market overall.
However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry the sub-adviser ranks each stock based on its estimated upside return potential relative to its down side risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median. The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000          2001          2002          2003     2004    2005    2006    2007
38.47%               44.66%    (13.46%)      (25.19%)      (31.12%)     26.97%   9.47%   4.77%   4.80%   16.76%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 30.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (26.15)%.

Average Annual Total Return

                                          For periods ended 12/31/07
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
              LVIP Capital Growth Fund   16.76%   12.25%    4.76%
  Russell 1000 (Reg. TM) Growth Index*   11.81%   12.11%    3.83%

*  The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.07%
 Annual Fund Operating Expenses                                                        0.80%
 Less Fee Waiver and Expense Reimbursement1                                           (0.02%)
 Net Expenses                                                                          0.78%

1 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed
  0.78% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $80      $253      $442      $988

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including
Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates.
The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

How has the fund performed?

The fund commenced operations on April 30, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.95%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.15%
 Total Annual Fund Operating Expenses                                                  1.10%
 Less Fee Waiver and Expense Reimbursement 1,2                                        (0.25%)
 Net Expenses                                                                          0.85%

1 The adviser has contractually agreed to reimburse the funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses exceed
  0.85% of average daily net assets. The Agreement will continue at least through April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

2 The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through
  April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waiver for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $87      $325      $582    $1,318

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns.
Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or
LIA.

The following chart does not show you the performance of the LVIP Cohen &
Steers Global Real Estate Fund -  it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen
& Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31,
2007, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has
performed or will perform. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                                 For periods ended
                                                                     12/31/07
                                                              -----------------------
                                                                                          Since
                                                                  1 year     3 years    Inception*
                                                              ------------- --------- -------------
  Cohen & Steers Global Real Estate Securities composite1,2       (11.54%)  14.96%         26.61%
                 FTSE EPRA/NAREIT Global Real Estate Index3        (6.96%)  15.17%         25.55%
           S&P/Citigroup World Property Broad Market Index4        (7.26%)  14.32%        (13.69%)

* Inception date is April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate
  Securities composite that was managed by both Cohen & Steers Capital
  Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a
  firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital
  Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the
  Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code
  of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, the management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only the management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property
  Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Columbia Value Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Columbia Value Opportunities Fund (fund), formerly LVIP Value Opportunities Fund, is to seek long-term capital appreciation by investing in securities of small-cap companies. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of the companies in the Russell 2000 (Reg. TM) Value Index. The
Russell 2000 Value Index measures the performance of those companies in the
Russell 2000 with lower price-to-book ratios and lower forecasted growth values. The fund may invest in real estate investment trusts (REIT). The fund may also invest up to 20% of its assets in foreign securities.

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the fund's portfolio. The sub-adviser considers, among other factors:
  o businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.
  o various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book-value. The sub-adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.
  o a company's current operating margins relative to its historic range and future potential.
  o potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The sub-adviser may sell a security when the security's price reaches a target set by the sub-adviser, if the sub-adviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive, or for other reasons.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Columbia Management Advisors, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

Value stocks may never reach what the sub-adviser believes to be their full value, or may even go down in price. Different types of stocks (such as
"growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds
(such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations and economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

Real Estate Investment Trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and, or by changes in the prospect for earnings and, or cash flow growth of the
REIT itself.

In addition, certain risks associated with general real estate ownership apply to the fund's REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005    2006     2007
(12.64%)             35.79%   19.77%   5.10%   10.28%   1.80%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.62%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.25%).

Average Annual Total Return

                                               For periods ended 12/31/07
                                           ----------------------------------
                                              1 year     5 years   Lifetime**
                                           ------------ --------- -----------
  LVIP Columbia Value Opportunities Fund        1.80%   13.92%        9.81%
     Russell 2000 (Reg. TM) Value Index*       (9.78%)  15.80%       10.87%

*  The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                       1.05%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses2                                                                       0.15%
 Annual Fund Operating Expenses                                                        1.20%
 Less Fee Waiver and Expense Reimbursement3                                           (0.00%)
 Net Expenses                                                                          1.20%

1 The management fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee changed pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 Other expenses shown in the table have been restated to reflect the charges in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

3 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed
  1.34% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $122     $381      $660    $1,455

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least
80% of its assets in bond securities. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities
(over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service,
Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories)
and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

To pursue its investment strategy, the fund may also invest to a lesser degree in:
  o U.S. corporate bonds rated lower than medium-grade (high yield bonds);
  o Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions;
  o Emerging market securities; and
  o Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

The fund's SAI describes these other investment strategies and the risks involved.

The sub-adviser's Fixed Income Team includes research, trading and portfolio management. The team's investment process centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.

Risk management is deeply ingrained within the investment process.
Characteristics of the fund are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate Bond Index (i.e.,
the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from the benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the fund has an overall minimum weighted average credit rating of AA. This minimum credit rating ensures that the portfolio will remain investment grade even though the fund may invest in individual securities that present a higher level of risk.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy which seeks to add value through security and sector selection . The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of the Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S.
high yield bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. High yield bonds are often considered speculative and involve significantly higher credit risk. High yield bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of high yield bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Derivatives transactions involve special risks and may result in losses.
Derivative investments (including a strategy involving futures and swaps)
present the possibility that the fund may experience a loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. In addition, derivative investments may involve liquidity risk and the risk that transactions are not settled at the prescribed time or in the full amount due to the failure of a counterparty to fulfill its obligations.

Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999         2000     2001    2002     2003    2004    2005    2006    2007
9.56%                 (3.27%)     10.89%   9.18%   10.13%   7.28%   5.30%   2.64%   4.71%   5.45%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 1998 at: 5.03%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).

Average Annual Total Return

                                           For periods ended 12/31/07
                                          ----------------------------
                                           1 year   5 years   10 years
                                          -------- --------- ---------
                LVIP Delaware Bond Fund   5.45%    5.07%     6.11%
  Lehman Brothers Aggregate Bond Index*   6.97%    4.42%     5.97%

*  The Lehman Brothers Aggregate Bond Index is composed of securities from the
   Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed
   Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.34%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.06%
 Annual Fund Operating Expenses                                                       0.40%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $41      $128      $224      $505

Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?

The investment objective of the LVIP Delaware Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 (Reg. TM) Index. The fund will also place some emphasis on medium-sized companies.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the
Russell 1000 Index.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                  1999     2000         2001          2002          2003     2004     2005    2006     2007
20.34%                17.54%    (9.63%)      (11.21%)      (22.07%)     29.71%   11.99%   5.54%   12.36%   6.12%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63%).

Average Annual Total Return

                                          For periods ended 12/31/07
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
  LVIP Delaware Growth and Income Fund   6.12%    12.82%    4.92%
         Russell 1000 (Reg. TM) Index*   5.77%    13.43%    6.20%

* The Russell 1000 Index measures the performance of the 1,000 largest U.S.
companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.33%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.07%
 Annual Fund Operating Expenses                                                       0.40%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $41      $128      $224      $505

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities
(debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50%
Russell 1000 (Reg. TM) Index; 5% Russell 2000 (Reg. TM) Index; 40% Lehman
Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category invests in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell
1000 (Reg. TM) Index. The category also includes some investments in medium-
and small-sized U.S. companies. No more than 10% of the stock category's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the sub-adviser seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The stock category's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the category's expected return while maintaining risk, style and capitalization characteristics similar to that of the benchmark index.

Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic fixed-income securities. The category invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. Holdngs for the category will primarily include a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service,
Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories)
and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

To pursue the category's investment strategy, the sub-adviser may also invest to a lesser degree in:
  o U.S. corporate bonds rated lower than medium-grade (high yield bonds);
  o Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;
  o Emerging market securities; and
  o Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

The fund's SAI describes these other investment strategies and the risks involved.

The sub-adviser's Fixed Income Team includes research, trading and portfolio management. The team's investment process centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.

Risk management is deeply ingrained within the investment process.
Characteristics of the debt obligations category are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate
Bond Index (i.e., the debt obligations category's benchmark). The category is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The category's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the debt obligations category has an overall minimum weighted average credit rating of AA. This minimum credit rating ensures that the category will remain investment grade even though the category may invest in individual securities that present a higher level of risk.

Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the sub-adviser considers the Federal
Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The sub-adviser then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, a cumulative average portfolio maturity of no greater than 90 days is maintained.

The sub-adviser is subject to following an investment policy of purchasing money market securities rated in one of the top two credit rating categories of
Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a
description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligation securities as part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC). For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S.
corporate high yield bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. High yield bonds are often considered speculative and involve significantly higher credit risk. High yield bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of high yield bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Derivatives transactions involve special risks and may result in losses.
Derivative investments (including a strategy involving futures and swaps)
present the possibility that the fund may experience a loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. In addition, derivative investments may involve liquidity risk and the risk that transactions are not settled at the prescribed time or in the full amount due to the failure of a counterparty to fulfill its obligations.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Although the debt obligations category as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%)
generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                  1999    2000         2001         2002          2003     2004     2005    2006     2007
12.72%                7.72%    (1.41%)      (1.58%)      (11.08%)     22.90%   10.00%   4.49%   10.57%   4.58%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95%).

Average Annual Total Return

                                             For periods ended 12/31/07
                                          --------------------------------
                                             1 year     5 years   10 years
                                          ------------ --------- ---------
             LVIP Delaware Managed Fund        4.58%     10.32%     5.52%
  Lehman Brothers Aggregate Bond Index*        6.97%      4.42%     5.97%
         Russell 1000 (Reg. TM) Index**        5.77%     13.43%     6.20%
        Russell 2000 (Reg. TM) Index***       (1.57%)    16.25%     7.08%
      Citigroup 90-Day T-Bill Index****        4.74%      2.95%     3.62%

*  The Lehman Brothers Aggregate Bond Index is composed of securities from the
   Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed
   Securities Index, and the Asset-Backed Securities Index.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

**** The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. The annual return of the benchmark index for each of the three categories of securities can be helpful for comparing the fund's overall performance.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.40%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.08%
 Annual Fund Operating Expenses                                                       0.48%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $49      $154      $269      $604

Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 (Reg. TM) Index. The fund will also place some emphasis on medium-sized companies.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the
Russell 1000 Index.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions);
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD
Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD.
KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy.
Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000         2001         2002          2003     2004     2005     2006     2007
19.89%               15.44%    (8.33%)      (9.50%)      (22.14%)     31.86%   12.70%   12.03%   12.31%   2.97%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18%).

Average Annual Total Return

                                         For periods ended 12/31/07
                                        ----------------------------
                                         1 year   5 years   10 years
                                        -------- --------- ---------
  LVIP Delaware Social Awareness Fund   2.97%    14.00%    5.58%
        Russell 1000 (Reg. TM) Index*   5.77%    13.43%    6.20%

* The Russell 1000 Index measures the performance of the 1,000 largest U.S.
companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.35%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.06%
 Annual Fund Operating Expenses                                                       0.41%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $42      $132      $230      $518

Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund (fund)
is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S.
securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell
Midcap (Reg. TM) Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth; and
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 75-150 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.



[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999         2000     2001    2002          2003     2004     2005     2006     2007
6.79%                 (4.48%)     16.04%   2.16%    (11.75%)     33.99%   22.76%   15.65%   16.05%   3.81%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34%).

Average Annual Total Return

                                                For periods ended 12/31/07
                                             --------------------------------
                                                1 year     5 years   10 years
                                             ------------ --------- ---------
  LVIP Delaware Special Opportunities Fund        3.81%   18.04%       9.36%
     Russell Midcap (Reg. TM) Value Index*       (1.42%)  17.92%      10.18%

*  The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.37%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.07%
 Annual Fund Operating Expenses                                                       0.44%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $45      $141      $246      $555

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.


The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap
"value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a
description of the credit rating categories of two of these entities, Moody's
Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S.
government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities as part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity
Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes.
Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value.
Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

High portfolio turnover (e.g. 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the ale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                  1999    2000     2001         2002          2003     2004    2005    2006     2007
12.73%                6.27%   10.62%    (7.34%)      (15.67%)     32.35%   9.77%   4.49%   11.27%   4.36%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The Funds lowest return for a quarter occurred in the third quarter of 2002 at:
(16.94%).

Average Annual Total Return

                                           For periods ended 12/31/07
                                        --------------------------------
                                           1 year     5 years   10 years
                                        ------------ --------- ---------
           LVIP FI Equity-Income Fund        4.36%   12.00%    6.20%
  Russell 1000 Value (Reg. TM) Index*       (0.17%)  14.63%    7.68%

*  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S.
   companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.08%
 Annual Fund Operating Expenses                                                       0.81%
 Less Fee Waiver and Expense Reimbursements1                                         (0.07)
 Net Expenses                                                                         0.74%

1 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first
  $250,000,000 of average daily net assets of the fund; 0.08% on the next
  $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $76      $252      $443      $995

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities
(stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, in the range of companies included in the Russell 1000 (Reg. TM) Growth Index. The Russell 1000 Growth
Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the
1,000 largest U.S. companies based on total market capitalization.

The fund has the flexibility to purchase some medium and small-sized U.S.
companies that have qualities consistent with its core characteristics.
Additionally, the fund may invest up to 25% of its assets in foreign securities, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses fundamental research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000          2001          2002          2003     2004    2005    2006    2007
37.95%               45.45%    (15.85%)      (25.88%)      (26.96%)     32.45%   5.28%   4.20%   9.67%   20.42%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94%).

Average Annual Total Returns

                                          For periods ended 12/31/07
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
  LVIP Janus Capital Appreciation Fund   20.42%   13.92%    5.78%
  Russell 1000 (Reg. TM) Growth Index*   11.81%   12.11%    3.83%

*  The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.08%
 Annual Fund Operating Expenses                                                        0.82%
 Less Fee Waiver and Expense Reimbursements1                                          (0.13%)
 Net Expenses                                                                          0.69%

1 The adviser has contractually agreed to waive a portion of its advisory fee through April 30. 2009. The waiver amount is: 0.15% on the first
  $100,000,000 of average daily net assets of the fund; 0.10% of the next
  $150,000,000 of average daily net assets of the fund; 0.15% on the next
  $250,000,000 of average daily net assets of the fund; 0.10% on the next
  $250,000,000 of average daily net assets of the fund; 0.15% on the next
  $750,000,000 of average daily nets assets of the fund; and 0.20% excess of
  $1,500,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $70      $249      $442    $1,001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Marsico International Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Marsico International Growth Fund (fund)
is long-term capital appreciation. The fund will be "non-diversified" as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts) that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The fund normally invests in the securities of issuers that are economically tied to one or more foreign countries and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the fund may be based in or economically tied to the United States. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

In selecting investments for the fund, the sub-adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the sub-adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down"
analysis, the sub-adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the sub-adviser has observed.

The sub-adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the sub-adviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called
"bottom-up" stock selection.

The core investments of the fund generally may include established companies and securities that offer long-term growth potential. However, the fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The sub-adviser may reduce or sell investments in portfolio companies if, in the opinion of the sub-adviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The fund intends to engage in active and frequent trading of portfolio securities as part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in forward contracts on foreign currencies. The fund's statement of additional information (SAI)
describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Marsico Capital Management, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Since the fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund, the fund's value may decrease because of a single investment or a small number of investments.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the risks of investing in foreign securities are heightened when investing in emerging market countries.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume.
Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000     2001     2002     2003     2004     2005     2006     2007
21.66%               32.54%   23.69%   22.98%   22.79%   31.38%   17.02%   19.46%   23.97%   20.55%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 20.42%.

The funds lowest return for a quarter occurred in the third quarter of 2001 at:
(21.82%).

Average Annual Total Return

                                             For periods ended 12/31/07
                                           ------------------------------
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
  LVIP Marsico International Growth Fund   20.55%   22.37%    7.22%
                        MSCI EAFE Index*   11.63%   22.08%    9.03%

*  The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

** Return calculated from inception date, 1/1/98.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.93%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.11%
 Annual Fund Operating Expenses                                                        1.04%
 Less FeeWaiver and Expense Reimbursement1                                            (0.01%)
 Net Expenses                                                                          1.03%

1 The adviser has contractually agreed to reimburse the fund to the extent that the fund's total annual operating expenses exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $105     $330      $573    $1,270

Fund Overview-LVIP MFS Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP MFS Value Fund (fund) is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stocks. The fund pursues its objectives primarily by investing in equity securities. While the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 25% of its total assets in foreign equity securities.

The fund focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies).
Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The fund's management style uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Massachusetts Financial Services Company (referred to as
MFS). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Value stocks may never reach what the subadviser believes to be their full value, or may even go down in price. Different types of stocks (such as
"growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds
(such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investment in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999    2000    2001    2002          2003     2004     2005    2006     2007
12.63%               5.75%   9.25%   1.54%    (21.36%)     28.18%   11.85%   7.98%   19.66%   7.69%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 16.14%.

The funds lowest return for a quarter occurred in the third quarter of 2002 at:
(19.26%).

Average Annual Total Return

                                           For periods ended 12/31/07
                                        --------------------------------
                                           1 year     5 years   10 years
                                        ------------ --------- ---------
                  LVIP MFS Value Fund        7.69%   14.81%    7.56%
  Russell 1000 (Reg. TM) Value Index*       (0.17%)  14.63%    7.68%

*  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S.
   companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.70%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.08%
 Total Annual Fund Operating Expenses                                                  0.78%
 Less Fee Waiver and Expense Reimbursement1                                           (0.00%)
 Net Expenses                                                                          0.78%

1 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed
  0.80% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $80      $249      $433      $966

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Value Fund (fund) is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, at least 80% of the fund's assets will be invested in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations in the range of the companies in the Russell 2500 IndexTM. The fund focuses on those stocks within the Russell 2500 Index which fall within the bottom half of the price-to-earnings distribution at the time of purchase. These companies are generally established companies that may not be well-known "household" names.
While the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 20% of its total assets in securities of foreign issuers
(including Depositary Receipts).

The fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings. The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.

The fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices.
Valuation techniques are a key component of the fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the sub-adviser's estimate of their relative return/appreciation potential.

The fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty in closing out positions at prevailing market prices.

Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs.
"value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006     2007
(13.66%)             43.14%   15.81%   10.01%   17.69%   1.63%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 21.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (20.09%).

Average Annual Total Return

                                            For periods ended 12/31/07
                                        ----------------------------------
                                           1 year     5 years   Lifetime**
                                        ------------ --------- -----------
              LVIP Mid-Cap Value Fund        1.63%   16.88%        9.83%
  Russell 2500 Value (Reg. TM) Index*       (7.27%)  16.17%       11.11%

* The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.93%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       0.09%
 Annual Fund Operating Expenses                                                        1.02%
 Less Fee Waiver and Expense Reimbursements2                                          (0.00%)
 Net Expenses                                                                          1.02%

1 Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

2 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent the the fund's Total Annual Fund Operating Expenses exceed
  1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $104     $325      $563    $1,248

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund)
is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States.
Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The
fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies.
To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts
(forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. Investing in foreign debt obligations also involves interest rate risk and credit risk.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S.
issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.



[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000    2001         2002          2003     2004     2005     2006     2007
14.66%               17.20%   0.11%    (9.96%)      (10.78%)     41.62%   20.94%   12.54%   30.01%   11.49%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86%).

Average Annual Total Return

                                            For periods ended 12/31/07
                                           ----------------------------
                                            1 year   5 years   10 years
                                           -------- --------- ---------
  LVIP Mondrian International Value Fund   11.49%   22.81%      11.69%
                        MSCI EAFE Index*   11.63%   22.08%       9.04%

*  The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.68%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.12%
 Annual Fund Operating Expenses                                                       0.80%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $82      $255      $444      $990

Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve
Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments.
The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor
Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999    2000    2001    2002    2003    2004    2005    2006    2007
5.12%                4.74%   6.06%   4.06%   1.36%   0.68%   0.88%   2.79%   4.68%   4.97%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2003 at: 0.14%.

The fund's 7-day yield ending December 31, 2007 was 4.41%.

Average Annual Total Return

                                    For periods ended 12/31/07
                                   ----------------------------
                                    1 year   5 years   10 years
                                   -------- --------- ---------
                MoneyMarket Fund   4.97%    2.80%     3.56%
  Citigroup 90 day T-Bill Index*   4.74%    2.95%     3.62%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                      0.37%
 Distribution and/or Service (12b-1) fees                                           None
 Other Expenses                                                                      0.07%
 Annual Fund Operating Expenses                                                      0.44%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $45      $141      $246      $555

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP SSgA S&P 500 Index Fund1
What are the fund's goals and main investment strategies?
The investment objective of the LVIP SSgA S&P 500 Index Fund (fund), formerly
LVIP S&P 500 Index Fund, is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing in the securities that make up the
S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). Under normal market conditions, the fund will invest at least 90% of its assets in the securities of issuers included in the S&P 500 Index. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500
Index consists of the common stocks of 500 major corporations selected according to:
 o size;
 o frequency and ease by which their stocks trade; and
 o range and diversity of the American economy.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date.
This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The fund may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to SSgA Funds Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The use of futures contracts entails certain risks, including potential illiquidity of the markets for a particular futures contract at any specific time; imperfect correlation between the price of the futures contracts and the price of the underlying securities; and potential losses in excess of the amount invested in the futures contracts. Futures contracts may involve leveraging, and the use of leverage may magnify or otherwise increase investment losses.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

1 "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
  (Reg. TM)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and
  its affiliates. The product is not sponsored, endorsed, sold or promoted by
  Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of
  Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
2001                 2002          2003     2004     2005    2006     2007
(12.18%)              (22.34%)     28.30%   10.56%   4.69%   15.52%   5.23%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.28%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.26%).

Average Annual Total Return


                                   For periods ended 12/31/07
                                 ------------------------------
                                  1 year   5 years   Lifetime**
                                 -------- --------- -----------
  LVIP SSgA S&P 500 Index Fund   5.23%    12.54%    1.56%
                S&P 500 Index*   5.49%    12.83%    1.84%

*  The S&P 500 Index consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade;
   and range and diversity of the American economy.

** Return calculated from inception date, 5/1/00.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.24%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.08%
 Total Annual Fund Operating Expenses                                                  0.32%
 Less Fee Waiver and Expense Reimbursement1                                           (0.04%)
 Net Expenses                                                                          0.28%

1 The adviser has contractually agreed to reimburse the funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses exceed
  0.28% of average daily net assets. The Agreement will continue at least through April 30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $29      $99       $176      $402

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP SSgA Small-Cap Index Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP SSgA Small-Cap Index Fund (fund), formerly
LVIP Small-Cap Index Fund, is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index1, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objectives by investing primarily in the securities that make up the Russell 2000 Index, although the fund reserves the right not to invest in every security in the Russell 2000 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the fund's performance, the Russell 2000 Index is used as the benchmark. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8%
of the market capitalization of the Russell 3000 Index. Stocks in the Russell
2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000 Index is a widely used measure of small
U.S. company stock performance.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date.
This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

The fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to SSgA Funds Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The use of futures contracts entails certain risks, including the potential illiquidity of the markets for a particular futures contract at any specific time; imperfect correlation between the price of the futures contracts and the price of the underlying securities; and potential losses in excess of the amount invested in the futures contracts. Futures contracts may involve leveraging, and the use of leverage may magnify or otherwise increase investment losses.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000 (Reg. TM)
  is a trademark of Russell Investment Group.

How has the fund performed?

The performance in the bar chart and table below reflects returns prior to the investment objective change and name change to the fund, which became effective
April 30, 2007. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
1998                 1999     2000          2001         2002          2003     2004    2005     2006     2007
(11.78%)             14.20%    (17.87%)      (7.18%)      (28.96%)     40.32%   6.21%   11.96%   13.08%   4.18%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 25.43%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (23.28%).

Average Annual Total Return


                                      For periods ended 12/31/07
                                   --------------------------------
                                      1 year     5 years   10 years
                                   ------------ --------- ---------
  LVIP SSgA Small-Cap Index Fund        4.18%   14.47%    0.70%
   Russell 2000 (Reg. TM) Index*       (1.57%)  16.25%    7.08%

*  The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index which represent approximately 8% of the market capitalization of the Russell 3000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                       0.32%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses2                                                                       0.17%
 Total Annual Fund Operating Expenses                                                  0.49%
 Less Fee Waiver and Expense Reimbursement3                                           (0.03%)
 Net Expenses                                                                          0.46%

1 The management fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

3 The adviser has contractually agreed to reimburse the funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses exceed
  0.46% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $47      $154      $271      $613

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Growth Stock Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (fund) is to provide long-term growth of capital. Dividend and interest income from the fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. While the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 25% of its total assets in foreign equity securities.

The fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with one or more of the following:
 o An above-average growth rate: Superior growth in earnings and cash flow.
 o Operations in "fertile fields": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.
 o A profitable niche: A lucrative niche in the economy that enables the company to expand even during times of slow growth.

The fund may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and subadviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investments in futures and options, if any, are subject to additional volatility and potential losses.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
1998                 1999     2000          2001          2002          2003     2004    2005    2006     2007
32.93%               76.51%    (19.17%)      (35.16%)      (33.84%)     32.00%   9.66%   6.29%   13.33%   8.93%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 55.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (28.13%).

Average Annual Total Return


                                           For periods ended 12/31/07
                                         ------------------------------
                                           1 year    5 years   10 years
                                         ---------- --------- ---------
  LVIP T. Rowe Price Growth Stock Fund       8.93%  13.69%    4.45%
            Russell 1000 Growth Index*      11.81%  12.11%    3.83%

*  The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       0.08%
 Annual Fund Operating Expenses                                                        0.82%
 Less Fee Waiver and Expense Reimbursement2                                           (0.00%)
 Net Expenses                                                                          0.82%

1 Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

2 The adviser has contractually agreed to reimburse the fund to the extent that the fund's total annual fund operating expense exceed 0.86% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $84      $262      $455    $1,014

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth
Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of the companies included in the Russell Midcap (Reg. TM) Growth Index or the S&P MidCap 400
Index.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The
S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $305 million to
$49.6 billion of February 29, 2008 while the range of the S&P MidCap 400 Index was $260 million to $12.4 billion as of December 31, 2007.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell
Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have one or more of the following:
  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than
5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks of up to 10% of its total assets, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investment in futures and options, if any, are subject to additional volatility and potential losses.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                  1999     2000         2001          2002          2003     2004     2005    2006    2007
(6.20%)               42.43%    (2.69%)      (33.29%)      (30.22%)     32.62%   13.66%   9.81%   9.28%   13.59%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51%).

Average Annual Total Return

                                                       For periods ended 12/31/07
                                                      ----------------------------
                                                       1 year   5 years   10 years
                                                      -------- --------- ---------
  LVIP T. Rowe Price Structured Mid-Cap Growth Fund   13.59%   15.49%    2.20%
             Russell Midcap (Reg. TM) Growth Index*   11.43%   17.90%    7.59%

*  The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.09%
 Annual Fund Operating Expenses                                                       0.82%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $84      $262      $455    $1,014

Fund Overview -
LVIP Templeton Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Templeton Growth Fund (fund) is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in stocks issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The fund will generally be composed of investments from among many different industries. As a general matter, the fund will be invested in a minimum of five different foreign countries.

The sub-adviser emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. The sub-adviser employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies.
While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate.
Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

The fund may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. These securities will be delivered to the fund at a future date usually beyond customary settlement time. In general, the fund will not pay for the securities until received and will not earn interest until the contractual settlement date.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Templeton Investment Counsel, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

The fund is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

Securities purchased on a "when-issued" or on a "forward delivery" basis are delivered to the fund at a future date usually beyond customary settlement time. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
1998                 1999     2000    2001         2002          2003     2004     2005    2006     2007
2.85%                20.86%   1.54%    (6.42%)      (16.67%)     34.09%   18.56%   8.88%   26.13%   8.01%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 18.01%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (18.38%).

Average Annual Total Return


                                For periods ended 12/31/07
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP Templeton Growth Fund   8.01%    18.72%    8.79%
           MSCI World Index*   9.04%    16.96%    7.00%

*  The Morgan Stanley Capital International (MSCI) World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and
   Asia/Pacific regions.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                        0.12%
 Annual Fund Operating Expenses1                                                       0.86%
 Less Fee Waiver and Expense Reimbursement2                                           (0.05%)
 Net Expenses                                                                          0.81%

1 Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

2 The adviser has contractually agreed to reimburse the funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses exceed
  0.81% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waiver for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $83      $269      $472    $1,056

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Turner Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Turner Mid-Cap Growth Fund (fund), formerly LVIP Mid-Cap Growth Fund, is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap
(Reg. TM) Growth Index. While the fund primarily focuses on U.S. companies, the fund may also invest up to 15% of its total assets in foreign equity securities.

The fund pursues its objective by investing mainly in common stocks and other equity securities of midsize companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The fund attempts to invest in companies that are diversified across economic sectors.

The sub-adviser utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:
 o Security Screening: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.
 o Fundamental Analysis: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall
   Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.
 o Technical Analysis: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

Stocks that rate favorably according to the three tools may be purchased.
Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall
Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Turner Investment Partners, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in small volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

High portfolio turnover (e.g., 100%) generally results in correspondingly greater expenses to the fund, including increased commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006    2007
(31.62%)             49.59%   11.84%   12.27%   6.72%   24.68%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.61%.

The fund's lowest return for a quarter occurred in the second quarter of 2002 at: (19.44%).

Average Annual Total Return


                                             For periods ended 12/31/07
                                           ------------------------------
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
         LVIP Turner Mid-Cap Growth Fund   24.68%   20.10%    5.91%
  Russell Midcap (Reg. TM) Growth Index*   11.43%   17.90%    6.38%

*  The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

** Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.89%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses1                                                                       0.19%
 Annual Fund Operating Expenses                                                        1.08%
 Less Fee Waiver and Expense Reimbursements2,3                                        (0.06%)
 Net Expenses                                                                          1.02%

1 Other expenses shown in the table have been restated to reflect the change in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the adviser provides written notice of termination to the fund.

3 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed
  1.02% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $104     $338      $590    $1,312

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP UBS Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP UBS Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S.
Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The sub-adviser uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

Equity Asset Class

Within the equity portion of the fund, the sub-adviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund.
The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Investment in equity securities may include common stock and preferred stock.
The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class

In selecting fixed income securities, the sub-adviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends.
Against the output of this model, the sub-adviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook.
These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by
S&P or Baa by Moody's, or if unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield
(lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The sub-adviser may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may
(but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. The fund's Statement of Additional Information (SAI)
describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected.
This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are high yield bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower.
Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks.
Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the
U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go

down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the
U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets.
Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers.
Each of these risks is more severe for securities of issuers in emerging market countries.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses t the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a)
changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000         2001         2002          2003     2004     2005    2006     2007
13.50%               11.33%    (5.44%)      (7.88%)      (11.89%)     20.40%   13.54%   6.80%   14.51%   6.37%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97%).

Average Annual Total Return

                                    For periods ended 12/31/07
                                  ------------------------------
                                    1 year    5 years   10 years
                                  ---------- --------- ---------
   Global Asset Allocation Fund       6.37%    12.21%  5.60%
  Russell 3000 (Reg. TM) Index*       5.14%    13.63%  6.22%
             MSCI World Index**       9.57%    17.53%  7.45%
        Citigroup WGBI Index***      10.95%     6.81%  6.31%
                       GSMI****       8.78%    13.69%  7.49%

*  The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S.
   equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

**The MSCI World Index is a broad-based securities index that represents the
   U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United
   States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

***The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

****The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index;
   21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup
   Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield
   Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2%
   JP Morgan EMBI Global.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                            N/A
 Deferred Sales Charge (Load)                                                        N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                         N/A
 Redemption Fee                                                                      N/A
 Exchange Fee                                                                        N/A
 Account Maintenance Fee                                                             N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                       0.73%
 Distribution and/or Service (12b-1) fees                                            None
 Other Expenses                                                                       0.14
 Acquired Fund Fees and Expenses (AFFE) 1                                             0.05%
 Annual Fund Operating Expenses                                                       0.92%

1 Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2007 fees and expenses of the Relationship Funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $94      $293      $509    $1,131

Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive
Profile Funds (each a Risk-based Profile Fund) operate under a fund of funds structure. Each of the Risk-based Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each
Risk-based Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Risk-based Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Risk-based Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Risk-based Profile Fund owns a diversified mix of equity
(stocks) and fixed income (bonds) securities.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:

Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                   Investment Strategies
---------------------------- ------------------------------------------------------------------------
LVIP Wilshire Conservative   The Risk-based Profile Fund invests approximately 60% of its assets in
Profile Fund                 underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Risk-based Profile Fund invests approximately 40% of its assets in
Profile Fund                 underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Risk-based Profile Fund invests approximately 20% of its assets in
Aggressive Profile Fund      underlying funds which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Risk-based Profile Fund invests approximately 100% of its assets in
Profile Fund                 underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Risk-based Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Risk-based Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each
Risk-based Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Risk-based Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

When evaluating the performance of the Risk-based Profile Funds, each
Risk-based Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:

Fund                                             Hypothetical Benchmark
------------------------------------------------ ---------------------------------------------------------------------------
LVIP Wilshire Conservative Profile Fund          35% Dow Jones Wilshire 5000 Index, 60% Lehman Brothers Aggregate Index, 5%
                                                 MSCI EAFE Index
LVIP Wilshire Moderate Profile Fund              45% Dow Jones Wilshire 5000 Index, 40% Lehman Brothers Aggregate Index,
                                                 10% MSCI EAFE Index, 5% MSCI Emerging Markets Free Index
LVIP Wilshire Moderate Aggressive Profile Fund   60% Dow Jones Wilshire 5000 Index, 20% Lehman Brothers Aggregate Index,
                                                 15% MSCI EAFE Index, 5% MSCI Emerging Markets Free Index
LVIP Wilshire Aggressive Profile Fund            70% Dow Jones Wilshire 5000 Index, 20% MSCI EAFE Index, 10% MSCI Emerging
                                                 Markets Free Index

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Risk-based Profile Fund. Wilshire Associates Incorporated, each
Risk-based Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Risk-based Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business
Trust, or LIA, which invest directly in equity and fixed income securities.
DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of
Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Risk-based Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Risk-based Profile Fund in the various underlying funds will vary over time, and the Risk-based Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Risk-based Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
FTVIP Franklin          Long-term capital growth
Small-Mid Cap Growth
Securities Fund
FTVIP Mutual Shares     Capital appreciation
Securities Fund
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Columbia Value     Long-term capital appreciation
Opportunities Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth of capital
Appreciation Fund

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP SSgA Developed     Long-term capital appreciation
International 150 Fund
LVIP SSgA Emerging      Long-term capital appreciation
Markets 100 Fund
LVIP SSgA International Long-term capital appreciation
Index Fund
LVIP SSgA Large Cap 100 Long-term capital appreciation
Fund
LVIP SSgA Small Cap     Capital appreciation
Index Fund
LVIP SSgA Small-Mid Cap Long-term capital appreciation
200 Fund
LVIP SSgA S&P 500 Index Capital appreciation
Fund
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Turner Mid-Cap     Capital appreciation
Growth Fund
LVIP UBS Global Asset   Total return
Allocation Fund
MFS (Reg. TM) VIT       Capital appreciation
Growth Series
MFS (Reg. TM) VIT       Total return
Utilities Series

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Maximum total return
Diversified Income Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
FTVIP Franklin Income   Current income
Securities Fund
FTVIP Templeton Global  High current income
Income Securities Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital
LVIP SSgA Bond Index    Current income
Fund
MFS (Reg. TM) VIT Total Total return
Return Series

Each Risk-based Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.

What are the main risks of investing in the funds?

Because the Risk-based Profile Funds invest in the shares of the underlying funds, the Risk-based Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Risk-based Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Risk-based Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Risk-based
Profile Funds are subject to asset allocation risk, which is the risk that the
Risk-based Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Risk-based Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Risk-based Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a
Risk-based Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Standard Class. The information shows (a) changes in the performance of the funds' Standard Class from year to year; and (b) how the Standard Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006    2007
                     9.34%   7.77%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.21%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.04%).

                                              Average Annual Total Return
                                            -------------------------------
                                              For periods ended 12/31/07
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       7.77%  N/A           8.67%
          Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
       Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                      MSCI EAFE Index****      11.63%  N/A          20.71%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.


                      LVIP Wilshire Moderate Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                      2006     2007
                      12.04%   9.27%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.92%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.68%).

                                            Average Annual Total Return
                                          -------------------------------
                                            For periods ended 12/31/07
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
    LVIP Wilshire Moderate Profile Fund       9.27%  N/A          11.30%
        Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
     Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                    MSCI EAFE Index****      11.63%  N/A          20.71%
  MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

***** MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific
   Basin.

                LVIP Wilshire Moderately Aggressive Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                      2006     2007
                      14.14%   9.81%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.22%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.17%).

                                                       Average Annual Total Return
                                                     -------------------------------
                                                       For periods ended 12/31/07
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund       9.81%  N/A          13.19%
                   Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
                Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                               MSCI EAFE Index****      11.63%  N/A          20.71%
             MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

***** MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific
   Basin.

                     LVIP Wilshire Aggressive Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006     2007
                     16.54%   11.02%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.62%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.96%).

                                            Average Annual Total Return
                                          -------------------------------
                                            For periods ended 12/31/07
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      11.02%  N/A          15.66%
        Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
     Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                    MSCI EAFE Index****      11.63%  N/A          20.71%
  MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

***** MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific
   Basin.

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............      None            None                 None                None
Other Expenses ......................................       0.08%           0.04%                0.04%                0.09%
Acquired Fund Fees and Expenses (AFFE)1 .............       0.77%           0.89%                0.92%                1.02%
Total Annual Fund Operating Expenses ................       1.10%           1.18%                1.21%                1.36%
Less Fee Waiver and Expense Reimbursement2 ..........      (0.08%)         (0.04%)              (0.04%)              (0.09%)
Net Expenses (including AFFE) .......................       1.02%           1.14%                1.17%                1.27%

1 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the
  2007 fees and expenses of the underlying funds that were owned by each
  Risk-based Profile Fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

2 The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets.
  The agreement will continue at least through April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Risk-based
Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Risk-based Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Risk-based Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Risk-based Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than these examples. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $104      $342      $598    $1,333
                 LVIP Wilshire Moderate Profile Fund   $116      $371      $645    $1,428
               LVIP Wilshire Moderately Aggressive Profile$119   $380      $661    $1,462
     LVIP Wilshire Aggressive Profile Fund                $129   $422      $736    $1,627

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030 and 2040 Profile Funds (each a Target
Maturity Profile Fund) operate under a fund of funds structure. Each Target
Maturity Profile Fund invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and fixed income (bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the
Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile
Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of
April 30, 2008:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- -----------------------------
LVIP Wilshire 2010   The highest total return over time with an     Equity 55%, Fixed Income 45%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 63%, Fixed Income 37%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 76%, Fixed Income 24%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

* This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target
Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile
Fund to the current target allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target
Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each
Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management
Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National
Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile
Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
FTVIP Franklin          Long-term capital growth
Small-Mid Cap Growth
Securities Fund
FTVIP Mutual Shares     Capital appreciation
Securities Fund
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Columbia Value     Long-term capital appreciation
Opportunities Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP SSgA Developed     Long-term capital appreciation
International 150 Fund
LVIP SSgA Emerging      Long-term capital appreciation
Markets 100 Fund
LVIP SSgA International Long-term capital appreciation
Index Fund
LVIP SSgA Large Cap 100 Long-term capital appreciation
Fund
LVIP SSgA Small Cap     Capital appreciation
Index Fund
LVIP SSgA Small-Mid Cap Long-term capital appreciation
200 Fund
LVIP SSgA S&P 500 Index Capital appreciation
Fund
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Turner Mid-Cap     Capital appreciation
Growth Fund
LVIP UBS Global Asset   Total return
Allocation Fund
MFS (Reg. TM) VIT       Capital appreciation
Growth Series
MFS (Reg. TM) VIT       Total return
Utilities Series

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Maximum total return
Diversified Income Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
FTVIP Franklin Income   Current income
Securities Fund
FTVIP Templeton Global  High current income
Income Securities Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital
LVIP SSgA Bond Index    Current income
Fund
MFS (Reg. TM) VIT Total Total return
Return Series

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target
Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity
Profile Funds are subject to asset allocation risk, which is the risk that the
Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile
Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target
Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Profile Funds commenced operations on April 30, 2007. Once the Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire 2010
                                                          Profile Fund
                                                      --------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A
Deferred Sales Charge (Load) ........................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A
Redemption Fee ......................................         N/A
Exchange Fee ........................................         N/A
Account Maintenance Fee .............................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%
Distribution and/or Service (12b-1 fees) ............        None
Other Expenses ......................................          3.18%
Acquired Fund Fees and Expenses (AFFE)1 .............          0.76%
Total Annual Fund Operating Expenses ................          4.19%
Less Fee Waiver and Expense Reimbursement2 ..........         (3.18%)
Net Expenses (including AFFE) .......................          1.01%

                                                       LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                          Profile Fund         Profile Fund         Profile Fund
                                                      -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ........................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A                  N/A                 N/A
Redemption Fee ......................................         N/A                  N/A                 N/A
Exchange Fee ........................................         N/A                  N/A                 N/A
Account Maintenance Fee .............................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ............        None                 None                 None
Other Expenses ......................................          1.45%                2.61%               4.89%
Acquired Fund Fees and Expenses (AFFE)1 .............          0.79%                0.88%               0.92%
Total Annual Fund Operating Expenses ................          2.49%                3.74%               6.06%
Less Fee Waiver and Expense Reimbursement2 ..........         (1.45%)              (2.61%)             (4.89%)
Net Expenses (including AFFE) .......................          1.04%                1.13%               1.17%

1 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the
  2007 fees and expenses of the underlying funds that were owned by each
  Profile fund during 2007 and are provided to show you an estimate of the underlying fund fees and expenses attributable to each Target Maturity
  Profile Fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occur through the year.

2 The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses
  (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target
Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Target Maturity Profile
Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity
Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years   10 years
                                    -------- --------- --------- ---------
  LVIP Wilshire 2010 Profile Fund     $103    $  982    $1,874    $4,170
  LVIP Wilshire 2020 Profile Fund     $106    $  637    $1,195    $2,716
  LVIP Wilshire 2030 Profile Fund     $115    $  902    $1,709    $3,816
  LVIP Wilshire 2040 Profile Fund     $119    $1,364    $2,583    $5,519

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is
1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Baron Growth Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                  1.00% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager(s): Ronald Baron is responsible for day-to-day management of the fund.
                                  Mr. Baron has been the chief executive officer and chairman of BAMCO, Inc. and its parent company, Baron Capital Group, Inc. (BCG), since their inception in 1987 and 1984, respec-
                                  tively. Mr. Baron, with his family, is the principal owner of BCG. Mr. Baron has over 36 years of
                                  investment management experience.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Capital Growth               Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                  0.73% of the fund's average net assets).

                                  Sub-Adviser: Wellington Management Company, LLP ("Wellington Management") is a Massa-
                                  chusetts limited liability partnership with principal offices at 75 State Street, Boston,
                                  Massa-
                                  chusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007,
                                  Wellington Management had investment management authority with respect to approximately
                                  $588 billion in assets.

                                  Portfolio Manager(s): Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio
                                  Man-
                                  ager of Wellington Management, has served as the Portfolio Manager for the fund since 2004.
                                  Mr. Shilling joined Wellington Management as an investment professional in 1994.
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2007
Estate Fund                       was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager(s): Joseph Harvey, president, has been the global chief investment officer of Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  Scott Crowe, senior vice president, is the global research strategist and a portfolio manager for Cohen & Steers' global and international portfolios. He has 11 years of experience. Prior to
                                  joining the firm in 2007, Mr. Crowe was an executive director at UBS and served as global head of real estate. He also worked at UBS Warburg as a real estate analyst. Mr. Crowe has a
                                  Bachelor of commerce degree from the University of New South Wales and completed a year in Finance Honors at the University of Technology, Sydney. from the Wharton School.

                                  Chip McKinley, senior vice president, is a portfolio manager for Cohen & Steers' global real estate portfolios. He has 13 year of experience. Prior to joining the firm in 2007, Mr.
                                  McKinley
                                  was a portfolio manager and REIT analyst at Franklin Templeton Real Estate Advisors. Previ-
                                  ously, he was with Fidelity Investments and Cayuga Fund. Mr. McKinley has a BA degree from
                                  Southern Methodist University and an MBA degree from Cornell University.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Columbia Value Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                1.05% of the fund's average net assets).

                                    Sub-Adviser: Columbia Management Advisors, LLC ("Columbia Management"), 100 Federal
                                    Street, Boston Massachusetts 02110, is a registered investment adviser and indirect, wholly-
                                    owned subsidiary of Bank of America Corporation. Columbia Management acts as investment adviser for individuals, corporations, private investment companies and financial institutions.
                                    As of December 31, 2007, Columbia Management had assets under management totaling approximately $370.2 billion. Dalton, Greiner, Hartman, Maher & Company served as sub-
                                    adviser to the fund through October 12, 2007. The change in sub-advisers will not affect the
                                    aggregate investment advisory fees paid by shareholders.

                                    Portfolio Manager(s): Christian Stadlinger is the lead portfolio manager and is responsible for
                                    the day-to-day management of the fund. Prior to joining Banc of America Capital Management,
                                    (a predecessor firm) in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager on the domestic emerging value investment team at BlackRock Inc., where he man-
                                    aged small-cap and mid-cap value assets for corporate, institutional and high-net worth cli-
                                    ents. Dr. Stadlinger earned his master's degree in economics and computer science from the
                                    University of Vienna and his PhD in economics from Northwestern University. Dr. Stadlinger has been a member of the investment community since 1989. Jarl Ginsberg is the co-portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining Banc of America Capital Management (a predecessor firm to Columbia Management) in 2003, Mr.
                                    Ginsberg worked as a co-manager for the mid-value product and analyst for the small-cap value product at BlackRock, Inc. Mr. Ginsberg has been a member of the investment commu-
                                    nity since 1987.
LVIP Delaware Bond Fund             Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                    ended December 31, 2007 was 0.34% of the fund's average net assets).

                                    Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                    As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                    DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                    mate control, of LNC.

                                    Portfolio Manager(s): Thomas H. Chow and Roger A Early, co-portfolio managers, are respon-
                                    sible for the management of the fund. Mr. Chow, CFA, is a Senior Vice President and Senior
                                    Portfolio Manager for Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University. Roger A. Early,
                                    CPA,
                                    CFA and CFP, is a Senior Vice President and Senior Portfolio Manager for Delaware Invest-
                                    ments. Mr. Early rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at
                                    Chartwell
                                    Investment Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003 as a chief investment officer and for
                                    Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware Investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor's degree from The
                                    Wharton School of the University of Pennsylvania and an MBA from the University of Pitts-
                                    burgh.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ================================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                              ended December 31, 2007 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                                  S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.

Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ================================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year ended December 31, 2007 was 0.40% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Thomas H. Chow and Roger A Early, co-portfolio managers, are responsible for the manage-
                             ment of the fund. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for
                             Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in port-
                             folio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University. Roger A. Early, CPA, CFA and CFP, is a
                             Senior Vice President and Senior Portfolio Manager for Delaware Investments. Mr. Early
                             rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to
                             2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S.
                             investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment
                             Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner
                             Investments from 2002 to 2003 as a chief investment officer and for Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware Investments in 1994, he spent 10 years with
                             Federated Investors. Mr. Early earned his bachelor's degree from The Wharton School of the
                             University of Pennsylvania and an MBA from the University of Pittsburgh.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                               ended December 31, 2007 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                                   S. Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2007 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager(s): A team consisting of Christopher S. Beck, Michael E. Hughes and Kent
                                   P. Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                  ended December 31, 2007 was 0.66% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager(s): Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this
                                  capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                              ended December 31, 2007 was 0.61% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado
                                  80206. Janus has served as the fund's sub-adviser since 1994. Janus (together with its prede-
                                  cessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as com-
                                  mingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. ("JCGI"), a publicly traded company with princi-
                                  pal operations in financial asset management businesses. JCGI owns approximately 95% of
                                  Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings
                                  Corporation.

                                  Portfolio Manager(s): Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are respon-
                                  sible for the day-to-day management of the fund. Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall fund. Jonathan D. Coleman,
                                  CFA,
                                  is Co-Chief Investment Officer of Janus and is portfolio manager of the fund, which he has co-managed since November 2007. In addition to the fund, Mr. Coleman is also a portfolio manager of other Janus accounts. He joined Janus in 1994 as a research analyst and has acted as portfolio manager or assistant portfolio manager of other Janus-advised mutual funds since 1997. Mr. Coleman holds a Bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Char-
                                  tered Financial Analyst designation. Daniel Riff is a co-portfolio manager of the fund which he
                                  has co-managed since November 2007 and also serves as a portfolio manager of other Janus accounts. Prior to joining Janus in 2003, Mr. Riff was a student at the University of
                                  Pennsylva-
                                  nia. Mr. Riff holds a Bachelor's degree (magna cum laude) in economics from Williams Col-
                                  lege, and a Master of Business Administration degree with honors in finance from The
                                  Wharton School at the University of Pennsylvania.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Marsico International Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                0.93% of the fund's average net assets).

                                    Sub-Adviser: Marsico Capital Management, LLC ("Marsico"), 1200 17th Street Suite 1600,
                                    Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability com-
                                    pany. Marsico was formed in 1997, and provides investment management services to other mutual funds and private accounts. As of December 30, 2007, Marsico had approximately
                                    $105.9 billion under management.

                                    Portfolio Manager(s): James G. Gendelman is the portfolio manager and is responsible for the
                                    day-to-day management of the fund. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He
                                    holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to
                                    1985.
LVIP MFS Value Fund                 Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                    0.70% of the fund's average net assets).

                                    Sub-Adviser: Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Bos-
                                    ton, Massachusetts, 02116, commonly known as MFS Investment Management, together with its subsidiary, MFS Institutional Advisors, Inc. ("MFSI"), act as the investment adviser to investment companies, separate accounts and other clients. MFS and MFSI share personnel and resources in performing their investment advisory and administrative functions. MFS is
                                    a
                                    majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc.,
                                    which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified
                                    financial services organization). MFS has been a subsidiary of Sun Life since 1982.

                                    Portfolio Manager(s): The fund is managed by portfolio managers Steven Gorham and Nevin
                                    Chitkara. Steven R. Gorham is an Investment Officer and portfolio manager at MFS. Mr.
                                    Gorham joined MFS in 1989. He became a research analyst in 1993 and a portfolio manager in
                                    2000. He is a graduate of the University of New Hampshire and has a M.B.A. from Boston Col-
                                    lege. Nevin P. Chitkara is an Investment Officer and portfolio manager at MFS. Mr. Chitkara joined MFS in 1997. Mr. Chitkara was an equity research analyst prior to being named portfo-
                                    lio manager in 2006. Prior to joining MFS, he served on the Corporate Audit and Business
                                    Development staffs of General Electric Co. Mr. Chitkara is a graduate of Boston University
                                    and
                                    has a M.B.A. from the MIT Sloan School of Management.
LVIP Mid-Cap Value Fund             Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                    0.93% of the fund's average net assets).

                                    Sub-Adviser: Wellington Management Company, LLP ("Wellington Management") is a Massa-
                                    chusetts limited liability partnership with principal offices at 75 State Street, Boston,
                                    Massa-
                                    chusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007,
                                    Wellington Management had investment management authority with respect to approximately
                                    $588 billion in assets.

                                    Portfolio Manager(s): James N. Mordy, Senior Vice President and Equity Portfolio Manager of
                                    Wellington Management, has served as Portfolio Manager of the fund since 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Mondrian International Value   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                                ended December 31, 2007 was 0.68% of the fund's average net assets).

                                    Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                    EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                    ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                    Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                    Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                    ting the overall investment strategy for the fund. In making investment decisions for the fund,
                                    Ms. Desmond, Ms. Lewis and Mr. Gillmore regularly consult with Mondrian's international equity team. Ms. Lewis also has responsibility for ensuring that all cash flows are managed in
                                    a timely manner and that all strategy decisions are reflected in the portfolio of the fund.
                                    Mr.
                                    Gillmore, Chief Executive Officer, was a founding member of Mondrian in 1990. He is a gradu-
                                    ate of the University of Warwick. Ms. Desmond, Director and Chief Investment Officer,
                                    Interna-
                                    tional Equities, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford University and is a CFA Charterholder. Ms. Lewis,
                                    Senior Portfolio Manager, joined Mondrian in 1995. She is a graduate of Pembroke College,
                                    Oxford University and is a member of the CFA Society of the UK.
LVIP Money Market Fund              Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                    ended December 31, 2007 was 0.37% of the fund's average net assets).

                                    Sub-Adviser: DMC.

                                    Portfolio Manager(s): Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                    degree from Vassar College.

Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================ ================================================================================================
LVIP SSgA S&P 500 Index Fund     Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                 0.24% of the fund's average net assets).

                                 Sub-Adviser: SSgA Funds Management, Inc. (SSgA FM) is registered with the Securities and
                                 Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2007 SSgA FM had over $140 billion in assets under manage-
                                 ment. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street
                                 Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of September 30, 2007, SSgA provides complete glo-
                                 bal investment management services from offices in North America, South America, Europe,
                                 Asia, Australia and the Middle East. Mellon Capital Management Corporation served as sub-
                                 adviser to the fund through April 30, 2008. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders.

                                 Portfolio Manager(s): The Fund is managed by the Global Structured Products Team. Portfolio managers Lynn Blake and John Tucker jointly and primarily have responsibility for the day-to-
                                 day management. Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Glo-
                                 bal Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms.
                                 Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios. Mr. Tucker is a Principal of SSgA FM, Vice President of State Street
                                 Global Advisors and Head of US Equity Markets in the Global Structured Products Group, he is
                                 also responsible for all Derivative Strategies and Exchange Traded Funds. Mr Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previ-
                                 ously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in their second largest invest-
                                 ment center. Mr. Tucker joined State Street in 1988.
LVIP SSgA Small-Cap Index Fund   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                 0.32% of the fund's average net assets).

                                 Sub-Adviser: SSgA Funds Management, Inc. (SSgA FM) is registered with the Securities and
                                 Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2007 SSgA FM had over $140 billion in assets under manage-
                                 ment. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street
                                 Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of September 30, 2007, SSgA provides complete glo-
                                 bal investment management services from offices in North America, South America, Europe,
                                 Asia, Australia and the Middle East. Mellon Capital Management Corporation served as sub-
                                 adviser to the fund through April 30, 2008. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders.

                                 Portfolio Manager(s): The Fund is managed by the Global Structured Products Team. Portfolio managers Lynn Blake and John Tucker jointly and primarily have responsibility for the day-to-
                                 day management. Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Glo-
                                 bal Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms.
                                 Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios. Mr. Tucker is a Principal of SSgA FM, Vice President of State Street
                                 Global Advisors and Head of US Equity Markets in the Global Structured Products Group, he is
                                 also responsible for all Derivative Strategies and Exchange Traded Funds. Mr Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previ-
                                 ously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in their second largest invest-
                                 ment center. Mr. Tucker joined State Street in 1988.

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP T. Rowe Price Growth Stock      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                 0.74% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street,
                                     Balti-
                                     more, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe
                                     Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory ser-
                                     vices to individual and institutional investor accounts and managed approximately $400 billion
                                     as of December 31, 2007. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price
                                     Group,
                                     Inc., a publicly traded financial services holding company.

                                     Portfolio Manager(s): P. Robert Bartolo is the portfolio manager of the fund. He is executive
                                     vice president of the Growth Fund and chairman of the fund's Investment Advisory Commit-
                                     tee. Mr. Bartolo joined the firm in May 2002. He earned a B.S. in accounting, cum laude, from
                                     the University of Southern California and an M.B.A. from the Wharton School, University of
                                     Pennsylvania. Rob is a Certified Public Accountant and has also earned the Chartered
                                     Financial
                                     Analysts accreditation.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2007 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager(s): Donald J. Peters serves as portfolio manager of the fund. Mr. Peters has
                                     been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in
                                     1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the
                                     Wharton School, University of Pennsylvania.
LVIP Templeton Growth Fund           Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                     0.74% of the fund's average net assets).

                                     Sub-Adviser: Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard,
                                     Suite 2100, Fort Lauderdale, Florida 33394, is a registered investment adviser and a
                                     Delaware
                                     Limited Liability Company. TICL is an indirect wholly-owned subsidiary of Franklin
                                     Resources,
                                     Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $643.7 billion as of December 31, 2007.

                                     Portfolio Manager(s): The fund is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Sadler. Prior to August 1,
                                     2003, Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of
                                     Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been
                                     a
                                     member of the global equity research team since 1994. Ms. Sweeting is Executive Vice
                                     Presi-
                                     dent and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Sadler is Vice President and Portfolio Manager-Research Analyst
                                     with
                                     Templeton. She joined the firm in 1997 and holds a CFA.

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Turner Mid-Cap Growth Fund    Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                   0.83% of the fund's average net assets).

                                   Sub-Adviser: Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100,
                                   Berwyn, Pennsylvania 19312, is a registered investment adviser. As of December 31, 2007,
                                   Turner had over $29.1 billion in assets under management.

                                   Portfolio Manager(s): The fund is managed by a committee comprised of Christopher McHugh
                                   (Lead Manager), Jason D. Schrotberger (Co-manager) and Tara R. Hedlund (Co-manager).
                                   Christopher McHugh, Vice President/Senior Portfolio Manager, joined Turner in 1990. Prior to
                                   1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has
                                   21 years of investment experience. Jason D. Schrotberger, Security Analyst/Portfolio
                                   Manager,
                                   joined Turner in 2001. Prior to 2001, he was an investment analyst at BlackRock Financial
                                   Management. Mr. Schrotberger has 13 years of investment experience. Tara R. Hedlund, Secu-
                                   rity Analyst/Portfolio Manager, joined Turner Investments in 2000. Prior to 2000, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund has 12 years of investment experience. Mr. Schrotberger and Ms. Hedlund are CFA charterholders.
LVIP UBS Global Asset Allocation   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                               ended December 31, 2007 was 0.73% of the fund's average net assets).

                                   Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                   Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                   January 2004.

                                   Portfolio Manager(s): Edwin Denson and Thomas Clarke are the lead portfolio managers for the fund. Mr. Denson and Mr. Clarke have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated to specified portion of the portfolio over which he or she has independent responsibility for research, security selection,
                                   and portfolio construction. The team members also have access to additional portfolio manag-
                                   ers and analysts within the various asset classes and markets in which the fund invests. Mr.
                                   Denson, as senior portfolio manager for the fund, has responsibility for allocating the portfolio
                                   among the various manages and analysts, occasionally implementing trades on behalf of ana-
                                   lysts on the team and reviewing the overall composition of the portfolio to ensure its compli-
                                   ance with its stated investment objectives and strategies. Mr. Clarke, as senior portfolio man-
                                   ager for the fund, has responsibility for setting the currency strategies and making all currency
                                   decisions for the fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated
                                   investment objectives and strategies.Mr. Denson is an Executive Director and has been a senior asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS Global Asst Management Since 2001. Mr. Clarke is a
                                   Managing Director and Head of Currency Analysis and Strategy at UBS Global Asset Manage-
                                   ment. Mr. Clarke has been an investment professional at UBS Global Asset Management since
                                   2000.

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Risk-based Profile Funds, aggregate advisory fee paid LIA and the fund's
Fund                                 former adviser, for fiscal year ended December 31, 2007 was 0.25% of each fund's average
LVIP Wilshire Moderate Profile       net assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager(s): Mr. Victor Zhang is head of the portfolio management group for
                                     Wilshire
                                     Funds Management. A vice president and member of Wilshire Funds Management's Invest-
                                     ment Committee, Mr. Zhang serves as the portfolio manager of the funds. Mr. Zhang joined
                                     Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for asset allocation, portfolio structure and implementation since
                                     2001.
                                     From 1996 to 2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment
                                     Advisory Services in Los Angeles. He holds a bachelor's degree in Business Economics from the University of California, Los Angeles.
LVIP Wilshire 2010 Profile Fund      Adviser: LIA (for the Target Maturity Profile Funds, the advisory fee is 0.25% of each fund's
LVIP Wilshire 2020 Profile Fund      average net assets).
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund      Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
                                     Santa Monica, CA 90401.

                                     Portfolio Manager(s): Mr. Victor Zhang is head of the portfolio management group for
                                     Wilshire
                                     Funds Management. A vice president and member of Wilshire Funds Management's Invest-
                                     ment Committee, Mr. Zhang serves as the portfolio manager of the funds. Mr. Zhang joined
                                     Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for asset allocation, portfolio structure and implementation since
                                     2001.
                                     From 1996 to 2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment
                                     Advisory Services in Los Angeles. He holds a bachelor's degree in Business Economics from the University of California, Los Angeles.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2007 or the semi-annual report to shareholders for the six month period ended June 30, 2007.

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities;
     and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service
Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers
Standard Class shares.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life
Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY), and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable;
or (d) the SEC permits, by order, for the protection of fund shareholders.

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD")
and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively,
"financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). A fund may terminate a loan at any time, and will recall a security on loan to vote proxies if the fund knows that a vote concerning a material event affecting an investment on loan will occur. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing
Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order
(including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients'
transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional
Information.

Distributions and Federal Income Tax Considerations
The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds' are owned directly or indirectly by Lincoln
Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Funds as Profile Fund Investments
The funds' may accept investments from the Risk-based Profile Funds and Target
Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Risk-based Profile Funds and Target Maturity Profile Funds. While it is
impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years or for such shorter period of time as the fund has been in operation. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.
This information has been audited by Ernst & Young LLP, Independent Registered
Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
LVIP Baron Growth 1,4,18
12/31/2007       $31.455       0.009          (1.478)        (1.469)           -             -               -       $29.986
LVIP Capital Growth Fund 2,4,27,31
12/31/2007       $23.586       0.045           3.906          3.951       (0.026)            -          (0.026)      $27.511
12/31/2006       $22.507       0.029           1.051          1.080       (0.001)            -          (0.001)      $23.586
12/31/2005       $21.513           -           1.021          1.021       (0.027)            -          (0.027)      $22.507
12/31/2004       $19.652       0.030           1.831          1.861            -             -               -       $21.513
12/31/2003       $15.477           -           4.175          4.175            -             -               -       $19.652
LVIP Cohen & Steers Global Real Estate Fund 1,4,17
12/31/2007       $10.000       0.111          (2.013)        (1.902)      (0.047)            -          (0.047)      $ 8.051
LVIP Delaware Bond Fund 1,3,6
12/31/2007       $12.640       0.648           0.032          0.680       (0.642)            -          (0.642)      $12.678
12/31/2006       $12.620       0.619          (0.028)         0.591       (0.571)            -          (0.571)      $12.640
12/31/2005       $12.966       0.520          (0.188)         0.332       (0.546)       (0.132)         (0.678)      $12.620
12/31/2004       $13.223       0.566           0.103          0.669       (0.534)       (0.392)         (0.926)      $12.966
12/31/2003       $12.989       0.549           0.382          0.931       (0.578)       (0.119)         (0.697)      $13.223
LVIP Delaware Growth and Income Fund 1,3,10
12/31/2007       $35.157       0.483           1.660          2.143       (0.443)            -          (0.443)      $36.857
12/31/2006       $31.673       0.450           3.454          3.904       (0.420)            -          (0.420)      $35.157
12/31/2005       $30.407       0.427           1.253          1.680       (0.414)            -          (0.414)      $31,673
12/31/2004       $27.502       0.458           2.821          3.279       (0.374)            -          (0.374)      $30.407
12/31/2003       $21.438       0.304           6.047          6.351       (0.287)            -          (0.287)      $27.502
LVIP Delaware Managed Fund 1,3,12
12/31/2007       $16.957       0.416           0.353          0.769       (0.421)       (0.395)         (0.816)      $16.910
12/31/2006       $15.708       0.366           1.285          1.651       (0.402)            -          (0.402)      $16.957
12/31/2005       $15.391       0.305           0.384          0.689       (0.372)            -          (0.372)      $15.708
12/31/2004       $14.299       0.306           1.108          1.414       (0.322)            -          (0.322)      $15.391
12/31/2003       $11.881       0.245           2.458          2.703       (0.285)            -          (0.285)      $14.299
LVIP Social Awareness Fund 1,3,14
12/31/2007       $35.920       0.401           0.661          1.062       (0.328)            -          (0.328)      $36.654
12/31/2006       $32.259       0.326           3.637          3.963       (0.302)            -          (0.302)      $35.920
12/31/2005       $29.034       0.297           3.189          3.486       (0.261)            -          (0.261)      $32.259
12/31/2004       $26.001       0.368           2.921          3.289       (0.256)            -          (0.256)      $29.034
12/31/2003       $19.875       0.222           6.099          6.321       (0.195)            -          (0.195)      $26.001
LVIP Delaware Special Opportunities Fund 1,3,15
12/31/2007       $44.049       0.544           1.166          1.710       (0.424)       (3.284)         (3.708)      $42.051
12/31/2006       $39.849       0.583           5.688          6.271       (0.537)       (1.534)         (2.071)      $44.049
12/31/2005       $36.112       0.581           4.839          5.420       (0.436)       (1.247)         (1.683)      $39.849
12/31/2004       $29,753       0.452           6.292          6.744       (0.385)            -          (0.385)      $36.112
12/31/2003       $22.471       0.390           7.227          7.617       (0.335)            -          (0.335)      $29.753
LVIP FI Equity-Income Fund 1,4,8,29
12/31/2007       $18.231       0.241           0.496          0.737       (0.211)       (1.787)         (1.998)      $16.970
12/31/2006       $17.994       0.221           1.720          1.941       (0.205)       (1.499)         (1.704)      $18.231
12/31/2005       $18.020       0.217           0.540          0.757       (0.204)       (0.579)         (0.783)      $17.994
12/31/2004       $16.595       0.247           1.366          1.613       (0.188)            -          (0.188)      $18.020
12/31/2003       $12.653       0.163           3.921          4.084       (0.142)            -          (0.142)      $16.595

                                           Ratio of Net                   Net
                               Ratio of     Investment                 Assets At
                             Expenses to      Income                     End of
                               Average       (Loss) to    Portfolio      Period
                   Total         Net        Average Net    Turnover      (000's
Period Ended      Return        Assets        Assets         Rate       omitted)
-------------- ------------ ------------- -------------- ----------- -------------
LVIP Baron Growth 1,4,18
12/31/2007       (4.67%)      1.04%45         0.05%           23%42   $   16,095
LVIP Capital Growth Fund 2,4,27,31
12/31/2007       16.76%       0.78%46         0.18%          104%     $  262,609
12/31/2006        4.80%        0.80%          0.13%           89%     $  165,411
12/31/2005        4.77%        0.80%         0.00%43          77%     $  174,988
12/31/2004        9.47%        0.83%          0.13%          163%     $  189,265
12/31/2003       26.97%        0.90%         0.00%43          48%     $  190,185
LVIP Cohen & Steers Global Real Estate Fund 1,4,17
12/31/2007      (19.04%)      0.85%47         1.89%           84%     $  151,254
LVIP Delaware Bond Fund 1,3,6
12/31/2007        5.45%        0.40%          5.06%          462%     $  992,363
12/31/2006        4.71%        0.40%          4.89%          397%     $  943,819
12/31/2005        2.64%        0.41%          4.02%          270%     $  921,661
12/31/2004        5.30%        0.42%          4.31%          329%     $  898,105
12/31/2003        7.28%        0.44%          4.13%          652%     $  855,329
LVIP Delaware Growth and Income Fund 1,3,10
12/31/2007        6.12%        0.40%          1.29%           31%     $1,823,930
12/31/2006       12.36%        0.38%          1.37%           29%     $1,989,459
12/31/2005        5.54%        0.38%          1.39%           20%     $2,076,169
12/31/2004       11.99%        0.37%          1.63%           38%     $2,245,431
12/31/2003       29.71%        0.38%          1.28%           72%     $2,242,161
LVIP Delaware Managed Fund 1,3,12
12/31/2007        4.58%        0.48%          2.38%          174%     $  477,666
12/31/2006       10.57%        0.50%          2.25%          143%     $  525,479
12/31/2005        4.49%        0.51%          1.96%           92%     $  545,772
12/31/2004       10.00%        0.49%          2.10%          145%     $  581,333
12/31/2003       22.90%        0.50%          1.90%          237%     $  587,274
LVIP Social Awareness Fund 1,3,14
12/31/2007        2.97%        0.41%          1.09%           15%     $1,000,287
12/31/2006       12.31%        0.41%          0.97%           28%     $1,131,469
12/31/2005       12.03%        0.42%          0.99%           28%     $1,149,865
12/31/2004       12.70%        0.41%          1.38%           38%     $1,111,254
12/31/2003       31.86%        0.43%          0.99%           60%     $1,062,079
LVIP Delaware Special Opportunities Fund 1,3,15
12/31/2007        3.81%        0.44%          1.19%            7%     $  726,114
12/31/2006       16.05%        0.44%          1.40%           11%     $  807,158
12/31/2005       15.65%        0.45%          1.55%           13%     $  764,088
12/31/2004       22.76%        0.47%          1.43%           36%     $  652,224
12/31/2003       33.99%        0.52%          1.56%           80%     $  541,170
LVIP FI Equity-Income Fund 1,4,8,29
12/31/2007        4.36%       0.74%48         1.31%          141%     $  639,956
12/31/2006       11.27%       0.69%48         1.24%          199%     $  738,199
12/31/2005        4.49%       0.78%48         1.23%          151%     $  765,796
12/31/2004        9.77%        0.80%          1.47%          120%     $  830,276
12/31/2003       32.35%        0.82%          1.15%          134%     $  810,728

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
LVIP Janus Capital Appreciation Fund 1,4,7
12/31/2007       $20.116       0.095          4.019          4.114        (0.061)            -          (0.061)      $24.169
12/31/2006       $18.376       0.051          1.725          1.776        (0.036)            -          (0.036)      $20.116
12/31/2005       $17.680       0.038          0.704          0.742        (0.046)            -          (0.046)      $18.376
12/31/2004       $16.793      (0.009)         0.896          0.887             -             -               -       $17.680
12/31/2003       $12.678      (0.014)         4.129          4.115             -             -               -       $16.793
LVIP Marsico International Growth Fund 2,4,19,33
12/31/2007       $15.102       0.224          2.875          3.099        (0.130)            -          (0.130)      $18.071
12/31/2006       $12.190       0.059          2.862          2.921        (0.009)            -          (0.009)      $15.102
12/31/2005       $10.263       0.040          1.943          1.983        (0.056)            -          (0.056)      $12.190
12/31/2004       $ 8.794       0.060          1.434          1.494        (0.025)            -          (0.025)      $10.263
12/31/2003       $ 6.792       0.040          2.050          2.090        (0.088)            -          (0.088)      $ 8.794
LVIP MFS Value Fund 2,4,30,34
12/31/2007       $24.786       0.404          1.496          1.900        (0.264)            -          (0.264)      $26.422
12/31/2006       $22.837       0.361          3.794          4.155        (0.286)       (1.920)         (2.206)      $24.786
12/31/2005       $21.417       0.280          1.406          1.686        (0.266)            -          (0.266)      $22.837
12.31/2004       $19.332       0.270          2.000          2.270        (0.185)            -          (0.185)      $21.417
12/31/2003       $15.223       0.180          4.068          4.248        (0.139)            -          (0.139)      $19.332
LVIP Mid-Cap Growth Fund (now LVIP Turner Mid-Cap Growth Fund) 2,4,39
12/31/2007       $11.330      (0.042)         2.838          2.796             -             -               -       $14.126
12/31/2006       $11.025      (0.018)         0.778          0.760             -        (0.455)         (0.455)      $11.330
12/31/2005       $ 9.820      (0.050)         1.255          1.205             -             -               -       $11.025
12/31/2004       $ 8.780      (0.070)         1.110          1.040             -             -               -       $ 9.820
12/31/2003       $ 5.870      (0.050)         2.960          2.910             -             -               -       $ 8.780
LVIP Mid-Cap Value Fund 2,3,35
12/31/2007       $14.473       0.066          0.170          0.236        (0.051)            -          (0.051)      $14.658
12/31/2006       $13.797       0.071          2.223          2.294             -        (1.618)         (1.618)      $14.473
12/31/2005       $14.133      (0.010)         1.224          1.214             -        (1.550)         (1.550)      $13.797
12/31/2004       $12.264      (0.010)         1.940          1.930             -        (0.061)         (0.061)      $14.133
12/31/2003       $ 8.568      (0.010)         3.706          3.696             -             -               -       $12.264
LVIP Mondrian International Value Fund 1,3,11,21
12/31/2007       $22.703       0.631          1.934          2.565        (0.482)       (0.623)         (1.105)      $24.163
12/31/2006       $17.966       0.569          4.778          5.347        (0.610)            -          (0.610)      $22.703
12/31/2005       $16.304       0.436          1.587          2.023        (0.361)            -          (0.361)      $17.966
12/31/2004       $13.620       0.332          2.509          2.841        (0.157)            -          (0.157)      $16.304
12/31/2003       $ 9.797       0.311          3.745          4.056        (0.233)            -          (0.233)      $13.620
LVIP Money Market Fund 3,13
12/31/2007       $10.000       0.484              -          0.484        (0.484)            -          (0.484)      $10.000
12/31/2006       $10.000       0.457              -          0.457        (0.457)            -          (0.457)      $10.000
12/31/2005       $10.000       0.278              -          0.278        (0.278)            -          (0.278)      $10.000
12/31/2004       $10.000       0.087              -          0.087        (0.087)            -          (0.087)      $10.000
12/31/2003       $10.000       0.068              -          0.068        (0.068)            -          (0.068)      $10.000
LVIP S&P 500 Index Fund (now LVIP SSgA S&P 500 Index Fund) 2,4,23,36
12/31/2007       $ 9.916       0.183          0.333          0.516        (0.114)            -          (0.114)      $10.318
12/31/2006       $ 8.718       0.154          1.185          1.339        (0.141)            -          (0.141)      $ 9.916
12/31/2005       $ 8.470       0.140          0.246          0.386        (0.138)            -          (0.138)      $ 8.718
12/31/2004       $ 7.756       0.140          0.670          0.810        (0.096)            -          (0.096)      $ 8.470
12/31/2003       $ 6.130       0.100          1.610          1.710        (0.084)            -          (0.084)      $ 7.756
LVIP Small-Cap Index Fund (now LVIP SSgA Small-Cap Index Fund) 2,4,24,40
12/31/2007       $18.450       0.181          0.590          0.771        (0.125)            -          (0.125)      $19.096
12/31/2006       $16.316      (0.044)         2.178          2.134             -             -               -       $18.450
12/31/2005       $14.573      (0.090)         1.833          1.743             -             -               -       $16.316
12/31/2004       $13.721      (0.100)         0.952          0.852             -             -               -       $14,573
12/31/2003       $ 9.778      (0.080)         4.023          3.943             -             -               -       $13.721

                                             Ratio of Net                  Net
                                 Ratio of     Investment                Assets At
                               Expenses to      Income                   End of
                                 Average       (Loss) to    Portfolio    Period
                    Total          Net        Average Net    Turnover    (000's
Period Ended       Return         Assets        Assets         Rate     omitted)
-------------- -------------- ------------- -------------- ----------- ----------
LVIP Janus Capital Appreciation Fund 1,4,7
12/31/2007      20.42%          0.69%49     0.43%              123%     $506,900
12/31/2006       9.67%          0.70%49     0.27%               99%     $488,232
12/31/2005       4.20%          0.73%49     0.22%               85%     $544,301
12/31/2004       5.28%          0.80%49     (0.06%)             33%     $659,385
12/31/2003      32.45%           0.82%      (0.10%)             21%     $789,544
LVIP Marsico International Growth Fund 2,4,19,33
12/31/2007      20.55%          1.03%50     1.35%              108%     $209,614
12/31/2006      23.97%           1.12%      0.44%              106%     $137,535
12/31/2005      19.46%           1.22%      0.27%              159%     $ 50,762
12/31/2004      17.02%           1.28%      0.68%              145%     $ 40,496
12/31/2003      31.38%20         1.29%      0.52%              234%     $ 33,189
LVIP MFS Value Fund 2,4,30,34
12/31/2007       7.69%           0.78%      1.53%               22%     $301,096
12/31/2006      19.66%          0.78%28     1.58%              164%     $109,129
12/31/2005       7.98%           0.82%      1.20%               69%     $ 83,737
12.31/2004      11.85%           0.82%      1.30%               39%     $ 83,802
12/31/2003      28.18%           0.83%      1.08%               71%     $ 82,914
LVIP Mid-Cap Growth Fund (now LVIP Turner Mid-Cap Growth Fund) 2,4,39
12/31/2007      24.68%          0.99%51     (0.33%)            199%     $ 21,354
12/31/2006       6.72%           1.07%      (0.16%)            156%     $ 26,072
12/31/2005      12.27%           1.08%      (0.56%)            158%     $ 27,171
12/31/2004      11.84%           1.09%      (0.77%)            175%     $ 24,086
12/31/2003      49.59%           1.14%      (0.89%)            167%     $ 24,844
LVIP Mid-Cap Value Fund 2,3,35
12/31/2007       1.63%           1.03%      0.41%               71%     $ 92,072
12/31/2006      17.69%           1.10%      0.52%               52%     $ 62,172
12/31/2005      10.01%           1.13%      (0.04%)             47%     $ 45,854
12/31/2004      15.81%           1.19%      (0.09%)             61%     $ 45,088
12/31/2003      43.14%           1.21%      (0.16%)             60%     $ 40.020
LVIP Mondrian International Value Fund 1,3,11,21
12/31/2007      11.49%           0.80%      2.62%               15%     $880,906
12/31/2006      30.01%           0.84%      2.80%               14%     $796,037
12/31/2005      12.54%           0.92%      2.58%                7%     $550,669
12/31/2004      20.94%           0.98%      2.33%                9%     $435,012
12/31/2003      41.62%           1.04%      2.81%               14%     $352,183
LVIP Money Market Fund 3,13
12/31/2007       4.97%           0.44%      4.84%              N/A      $620,605
12/31/2006       4.68%           0.49%      4.62%              N/A      $444,510
12/31/2005       2.79%           0.54%      2.78%              N/A      $331,371
12/31/2004       0.88%           0.53%      0.87%              N/A      $297,914
12/31/2003       0.68%           0.52%      0.69%              N/A      $350.584
LVIP S&P 500 Index Fund (now LVIP SSgA S&P 500 Index Fund) 2,4,23,36
12/31/2007       5.23%          0.28%52     1.75%               25%     $504,728
12/31/2006      15.52%          0.28%52     1.69%                4%     $236,510
12/31/2005       4.69%          0.28%52     1.60%                5%     $233,215
12/31/2004      10.56%          0.28%52     1.74%                2%     $237,290
12/31/2003      28.30%          0.28%52     1.48%                2%     $214,568
LVIP Small-Cap Index Fund (now LVIP SSgA Small-Cap Index Fund) 2,4,24,40
12/31/2007       4.18%          0.52%53     1.13%              119%     $166,199
12/31/2006      13.08%           0.86%      (0.25%)            222%     $ 71,306
12/31/2005      11.96%           0.85%      (0.57%)            133%     $ 70,150
12/31/2004       6.21%           0.87%      (0.69%)            125%     $ 67,705
12/31/2003      40.32%           0.92%      (0.74%)            112%     $ 72,514

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
LVIP T. Rowe Price Growth Stock Fund 2,3,22,37
12/31/2007       $16.859       0.090         1.415           1.505        (0.049)            -          (0.049)      $18.315
12/31/2006       $14.910       0.078         1.906           1.984        (0.035)            -          (0.035)      $16.859
12/31/2005       $14.097       0.050         0.829           0.879        (0.066)            -          (0.066)      $14.910
12/31/2004       $12.855       0.070         1.172           1.242             -             -               -       $14.097
12/31/2003       $ 9.739           -         3.116           3.116             -             -               -       $12.855
LVIP T. Rowe Price Structured Mid-Cap Growth Fund 1,3,5,25
12/31/2007       $11.828      (0.004)        1.611           1.607             -             -               -       $13.435
12/31/2006       $10.824           -         1.004           1.004             -             -               -       $11.828
12/31/2005       $ 9.857      (0.026)        0.993           0.967             -             -               -       $10.824
12/31/2004       $ 8.672      (0.039)        1.224           1.185             -             -               -       $ 9.857
12/31/2003       $ 6.539      (0.029)        2.162           2.133             -             -               -       $ 8.672
LVIP Templeton Growth Fund 2,4,38
12/31/2007       $31.307       0.724         1.782           2.506        (0.580)            -          (0.580)      $33.233
12/31/2006       $27.119       0.566         6.074           6.640        (0.414)       (2.038)         (2.452)      $31.307
12/31/2005       $25.886       0.440         1.762           2.202        (0.375)       (0.594)         (0.969)      $27.119
12/31/2004       $22.084       0.390         3.668           4.058        (0.256)            -          (0.256)      $25.886
12/31/2003       $16.832       0.290         5.301           5.591        (0.339)            -          (0.339)      $22.084
LVIP UBS Global Asset Allocation Fund 1,3,9,26
12/31/2007       $15.646       0.301         0.668           0.969        (0.272)       (0.754)         (1.026)      $15.589
12/31/2006       $14.535       0.273         1.767           2.040        (0.197)       (0.732)         (0.929)      $15.646
12/31/2005       $14.186       0.187         0.729           0.916        (0.177)       (0.390)         (0.567)      $14.535
12/31/2004       $12.704       0.190         1.515           1.705        (0.223)            -          (0.223)      $14.186
12/31/2003       $10.890       0.134         2.045           2.179        (0.365)            -          (0.365)      $12.704
LVIP Value Opportunities Fund (now LVIP Columbia Value Opportunities Fund) 2,3,32,41
12/31/2007       $14.491       0.076         0.184           0.260        (0.091)            -          (0.091)      $14.660
12/31/2006       $14.637       0.013         1.501           1.514             -        (1.660)         (1.660)      $14.491
12/31/2005       $15.344       0.040         0.613           0.653             -        (1.360)         (1.360)      $14.637
12/31/2004       $13.083      (0.030)        2.574           2.544             -        (0.283)         (0.283)      $15.344
12/31/2003       $ 9.635      (0.030)        3.478           3.448             -             -               -       $13.083
LVIP Wilshire Conservative Profile Fund 1,4,16,44
12/31/2007       $11.392       0.276         0.605           0.881        (0.219)       (0.048)         (0.267)      $12.006
12/31/2006       $10.591       0.187         0.797           0.984        (0.178)       (0.005)         (0.183)      $11.392
12/31/2005       $10.000       0.131         0.460           0.591             -             -               -       $10.591
LVIP Wilshire Moderate Profile Fund 1,4,16,44
12/31/2007       $12.047       0.226         0.885           1.111        (0.173)       (0.059)         (0.232)      $12.926
12/31/2006       $10.866       0.132         1.171           1.303        (0.121)       (0.001)         (0.122)      $12.047
12/31/2005       $10.000       0.082         0.784           0.866             -             -               -       $10.866
LVIP Wilshire Moderately Aggressive Profile Fund 1,4,16,44
12/31/2007       $12.528       0.190         1.026           1.216        (0.212)       (0.146)         (0.358)      $13.386
12/31/2006       $11.100       0.137         1.427           1.564        (0.135)       (0.001)         (0.136)      $12.528
12/31/2005       $10.000       0.136         0.964           1.100             -             -               -       $11.100
LVIP Wilshire Aggressive Profile Fund 1,4,16,44
12/31/2007       $13.153       0.106         1.329           1.435        (0.124)       (0.183)         (0.307)      $14.281
12/31/2006       $11.392       0.069         1.809           1.878        (0.116)       (0.001)         (0.117)      $13.153
12/31/2005       $10.000       0.055         1.337           1.392             -             -               -       $11.392
LVIP Wilshire 2010 Profile Fund 1,4,17,44
12/31/2007       $10.000       0.150         0.511           0.661        (0.048)            -          (0.048)      $10.613
LVIP Wilshire 2020 Profile Fund 1,4,17,44
12/31/2007       $10.000       0.130         0.407           0.537        (0.043)            -          (0.043)      $10.494
LVIP Wilshire 2030 Profile Fund 1,4,17,44
12/31/2007       $10.000       0.115         0.588           0.703        (0.042)            -          (0.042)      $10.661
LVIP Wilshire 2040 Profile Fund 1,4,17,44
12/31/2007       $10.000       0.127         0.453           0.580        (0.082)            -          (0.082)      $10.498

                                         Ratio of Net                  Net
                             Ratio of     Investment                Assets At
                           Expenses to      Income                   End of
                             Average       (Loss) to    Portfolio    Period
                  Total        Net        Average Net    Turnover    (000's
Period Ended     Return       Assets        Assets         Rate     omitted)
-------------- ---------- ------------- -------------- ----------- ----------
LVIP T. Rowe Price Growth Stock Fund 2,3,22,37
12/31/2007      8.93%        0.83%      0.50%               54%     $223,805
12/31/2006     13.33%        0.88%      0.50%               45%     $ 87,555
12/31/2005      6.29%        0.88%      0.24%               38%     $ 86,413
12/31/2004      9.66%        0.91%      0.49%               37%     $ 91,576
12/31/2003     32.00%        0.92%      0.02%              105%     $ 89,651
LVIP T. Rowe Price Structured Mid-Cap Growth Fund 1,3,5,25
12/31/2007     13.59%        0.82%      (0.03%)             35%     $247,671
12/31/2006      9.28%        0.85%      0.00%               41%     $282,397
12/31/2005      9.81%        0.87%      (0.26%)             38%     $272,838
12/31/2004     13.66%        0.91%      (0.44%)            106%     $269,192
12/31/2003     32.62%        0.90%      (0.39%)             94%     $267,451
LVIP Templeton Growth Fund 2,4,38
12/31/2007      8.01%       0.81%54     2.18%               15%     $163,596
12/31/2006     26.13%        0.85%      2.00%               19%     $167,966
12/31/2005      8.88%        0.86%      1.66%               22%     $133,060
12/31/2004     18.56%        0.88%      1.62%               24%     $127,487
12/31/2003     34.09%        0.89%      1.57%               25%     $115,062
LVIP UBS Global Asset Allocation Fund 1,3,9,26
12/31/2007      6.37%        0.87%      1.88%               99%     $280,964
12/31/2006     14.51%        0.91%      1.83%               78%     $291,846
12/31/2005      6.80%        0.93%      1.33%               91%     $273,272
12/31/2004     13.54%        1.03%      1.46%              139%     $268,263
12/31/2003     20.40%        1.06%      1.16%              191%     $257,804
LVIP Value Opportunities Fund (now LVIP Columbia Value Opportunities Fund)
2,3,32,41
12/31/2007      1.80%        1.26%      0.50%              152%     $ 24,565
12/31/2006     10.28%        1.34%      0.09%               54%     $ 46,721
12/31/2005      5.10%        1.36%      0.25%               43%     $ 51,276
12/31/2004     19.77%        1.40%      (0.24%)             45%     $ 54,455
12/31/2003     35.79%        1.42%      (0.31%)             54%     $ 44,982
LVIP Wilshire Conservative Profile Fund 1,4,16,44
12/31/2007      7.77%       0.25%55     2.32%               44%     $ 36,768
12/31/2006      9.34%       0.30%55     1.72%               28%     $ 10,474
12/31/2005      5.91%       0.30%55     1.87%               20%     $  2,440
LVIP Wilshire Moderate Profile Fund 1,4,16,44
12/31/2007      9.27%       0.25%56     1.78%               48%     $106,381
12/31/2006     12.04%       0.30%56     1.16%               19%     $ 39,500
12/31/2005      8.66%       0.30%56     1.16%               10%     $ 12,391
LVIP Wilshire Moderately Aggressive Profile Fund 1,4,16,44
12/31/2007      9.81%       0.25%57     1.44%               48%     $ 97,486
12/31/2006     14.14%       0.30%57     1.16%               27%     $ 36,657
12/31/2005     11.00%       0.30%57     1.88%               10%     $ 11,426
LVIP Wilshire Aggressive Profile Fund 1,4,16,44
12/31/2007     11.02%       0.25%58     0.75%               56%     $ 41,110
12/31/2006     16.54%       0.30%58     0.57%               40%     $ 15,102
12/31/2005     13.92%       0.30%58     0.75%               15%     $  4,280
LVIP Wilshire 2010 Profile Fund 1,4,17,44
12/31/2007      6.62%       0.25%59     2.12%               72%     $  4,395
LVIP Wilshire 2020 Profile Fund 1,4,17,44
12/31/2007      5.38%       0.25%60     1.86%               61%     $  9,355
LVIP Wilshire 2030 Profile Fund 1,4,17,44
12/31/2007      7.04%       0.25%61     1.61%               47%     $  6,438
LVIP Wilshire 2040 Profile Fund 1,4,17,44
12/31/2007      5.81%       0.25%62     1.80%               41%     $  3,285

1 The average shares outstanding method has been applied for per share information.

2 The average shares outstanding method has been applied for per share information for the years ended December 31, 2007 and 2006.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

5 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the
  Lincoln National Aggressive Growth Fund, Inc.

6 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30,
  2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the
  Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was
  merged into the Fund. The financial highlights for periods prior to April
  30, 2003 reflect the performance history of the Lincoln National
  Equity-Income Fund, Inc.

9 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
  Inc. was merged into the Fund. The financial highlights for periods prior to
  April 30, 2003 reflect the performance history of the Lincoln National
  Global Asset Allocation Fund, Inc.

10 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Fund. The financial highlights for periods prior to
   April 30, 2003 reflect the performance history of the Lincoln National
   Growth and Income Fund, Inc.

11 Effective April 30, 2003, the Lincoln National International Fund, Inc. was
   merged into the Fund. The financial highlights for periods prior to April
   30, 2003 reflect the performance history of the Lincoln National
   International Fund, Inc.

12 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

13 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was
   merged into the Fund. The financial highlights for periods prior to April
   30, 2003 reflect the performance history of the Lincoln National Money
   Market Fund, Inc.

14 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Fund. The financial highlights for periods prior to
   April 30, 2003 reflect the performance history of the Lincoln National
   Social Awareness Fund, Inc.

15 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National
   Special Opportunities Fund.

16 Operations related to the Standard Class of the fund commenced May 3, 2005.
   2005 ratios have been annualized and total return has not been annualized.

17 Operations related to the Standard Class of the fund commenced April 30,
2007. 2007 ratios have been annualized and total return has not been annualized.

18 Operations related to the Standard Class of the fund commenced June 5, 2007.
2007 ratios have been annualized and total return has not been annualized.

19 Commencing May 1, 2003 Marsico Capital Management LLC, replaced Lombard
   Odier International Portfolio Management Ltd as the fund's sub-adviser.

20 In 2003, the fund received a non-recurring reimbursement which was recorded as capital contribution. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%

21 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced
   Delaware International Advisers Limited as the fund's sub-adviser.

22 Commencing May 1, 2003, T. Rowe Price Associates, Inc. replaced
Massachusetts Financial Services Company as the fund's sub-adviser.

23 Commencing December 12, 2003, Mellon Capital Management Corporation replaced
Barclays Global Fund Advisors as the fund's sub-adviser.

24 Commencing April 30, 2007, Mellon Capital Management Corporation replaced
Lord, Abbett & Co. LLC as the fund's sub-adviser.

25 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the fund's sub-adviser.

26 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
replaced Putnam Investments as the fund's sub-adviser.

27 Commencing May 1, 2004, Wellington Management Company LLP replaced Janus
   Capital Management as the fund's sub-adviser.

28 Net of expenses absorbed or waived. If no expenses had been absorbed, the ratio of expenses to the average net assets for the LVIP MFS Value Fund would have been 0.82% for 2006.

29 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the fund's sub-adviser.

30 Commencing November 15, 2006 Massachusetts Financial Services Company
   replaced Credit Suisse Asset Management, LLC as the fund's sub-adviser.

31 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

32 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

33 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio
   (the "JPVF Fund"). The financial highlights for the periods prior to April
   30, 2007 reflect the performance of the JPVF Fund.

34 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the "JPVF
   Fund"). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

35 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

36 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. S&P 500 Index Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

37 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

38 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio
   (the "JPVF Fund"). The financial highlights for the periods prior to April
   30, 2007 reflect the performance of the JPVF Fund.

39 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

40 Effective April 30 2007, the fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (the
   "JPVF Fund"). The financial highlights for the periods prior to April 30,
   2007 reflect the performance of the JPVF Fund.

41 Commencing October 15, 2007, Columbia Management Advisors, LLC replaced
   Dalton, Greiner, Hartman, Maher & Co. as the fund's sub-adviser.

42 The Portfolio turnover is representative of the fund for the entire year.

43 The ratio calculates to less than 0.005%.

44 Ratio of expenses to average net assets does not include expenses of the investment companies in which the fund invests.

45 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Baron
   Growth Opportunities Fund would have been 1.08% for 2007.

46 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Capital Growth Fund would have been 0.80% for 2007.

47 Net of advisory fee waiver and expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Cohen & Steers Global Real Estate Fund would have been 1.10%
   for 2007.

48 Net of expenses absorbed or waived.. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP FI
   Equity-Income Fund would have been 0.81% for 2007, 0.80% for 2006, and
   0.80% for 2005.

49 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Janus
   Capital Appreciation Fund would have been 0.82% for 2007, 0.83% for 2006,
   0.83% for 2005 and 0.81% for 2004.

50 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Marsico International Growth Fund would have been 1.04% for 2007.

51 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Mid-Cap Growth Fund would have been 1.06% for 2007.

52 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP S&P
   500 Index Fund would have been 0.32% for 2007, 0.34% for 2006, 0.34% for
   2005, 0.34% for 2004, and 0.39% for 2003.

53 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Small-Cap Index Fund would have been 0.56% for 2007.

54 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Templeton Growth Fund would have been 0.84% for 2007.

55 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Conservative Profile Fund would have been 0.33% for 2007, 0.54%
   for 2006 and 1.53% for 2005.

56 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Moderate Profile Fund would have been 0.29% for 2007, 0.32% for
   2006, and 0.60% for 2005.

57 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Moderately Aggressive Profile Fund would have been 0.29% for 2007,
   0.36% for 2006 and 0.79% for 2005.

58 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Aggressive Profile Fund would have been 0.34% for 2007, 0.61% for
   2006 and 1.91% for 2005.

59 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2010 Profile Fund would have been 3.43% for 2007.

60 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2020 Profile Fund would have been 1.70% for 2007.

61 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2030 Profile Fund would have been 2.86% for 2007.

62 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2040 Profile Fund would have been 5.14% for 2007.

General Information
This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The funds have received an exemptive order from the SEC, which allows the use of fund shares by separate accounts funding variable annuity and variable life insurance contracts, qualified plans, the investment manager, and insurance company general accounts. Due to differences in redemption rates, tax treatment, or other considerations, the interests of various contract owners participating in the funds and the interests of qualified plans, the investment manager, or general accounts investing in the funds might at some time be in conflict.
Violation of the federal tax laws by one separate account investing in a fund could cause the contracts funded through another separate account to lose its tax-deferred status, unless remedial action was taken. The Trust's Board of
Trustees will monitor for the existence of any material irreconcilable conflicts and determine what action, if any, will be taken in response to such conflicts.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its
SAI, dated April 30, 2008, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write
The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana
46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the
SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090.
You can also get reports and other information about the funds on the EDGAR
Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public
Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                Service Class

                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus April 30, 2008

Each fund is a series of the Lincoln Variable Insurance Products Trust
(referred to as "fund") that sells its shares directly or indirectly to The
Lincoln National Life Insurance Company and its affiliates (Lincoln Life).
Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or
determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Baron Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Baron Growth Opportunities Fund (fund) is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential.
Small-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell
2000 (Reg. TM) Index. The Russell 2000 Index measures the performance of the
2,000 smallest companies in the Russell 3000 (Reg. TM) Index. Mid-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell 2500TM

Index. The Russell 2500 Index measures those companies with lower price-to-book ratios and lower forecasted growth values.

The fund purchases stocks in businesses when the sub-adviser believes there is potential for the stock to increase significantly in value over the long term.
Of course, there can be no guarantee that the sub-adviser will be successful in achieving the fund's objectives. Because of its long term approach, the fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges. The fund may invest in larger companies if the sub-adviser perceives an attractive opportunity in a larger company.

In making investment decisions for the fund, the sub-adviser seeks: (i)
securities that the sub-adviser believes have favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability and (ii) businesses that the sub-adviser believes are well managed and are undervalued relative to their businesses'
long term growth prospects, future cash flows and asset values. The fund may make significant investments in companies in which the sub-adviser has the greatest conviction. Of course, there can be no guarantee the fund will be successful at achieving its objectives.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including preferred stock and convertible securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments, and therefore the value of the fund's shares held under your contract, to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies.
Historically, growth investments have performed best during the later stages of economic expansion. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume.
Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Performance figures for the Service Class shown prior to June 5,
2007 include historical performance of the Baron Capital Asset Fund (a predecessor to the fund), for which BAMCO Inc. served as investment adviser.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1999                 2000        2001    2002         2003    2004    2005   2006    2007
35.8%                 (2.7%)     12.3%    (14.2%)     30.0%   25.6%   3.4%   15.5%   3.42%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 21.90%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (18.70)%.

Average Annual Total Returns

                                            For periods ended 12/31/07
                                         ---------------------------------
                                            1 year     5 years   Lifetime*
                                         ------------ --------- ----------
  LVIP Baron Growth Opportunities Fund        3.42%   15.07%       14.16%
        Russell 2000 (Reg. TM) Index**       (1.57%)  16.25%        9.75%

* The fund's lifetime began September 30, 1998. Lifetime index performance began on September 30, 1998.

**The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   1.00%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Total Annual Fund Operating Expenses                                             1.33%
 Less Fee Waiver and Expense Reimbursement2                                       0.04%
 Net Expenses                                                                     1.29%

1  Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective June 5, 2007.

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.29%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $131     $417      $725    $1,598

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Capital Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Capital Growth Fund (fund) is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of large U.S. companies. The equity securities in which the fund may invest include common stock, convertible securities, rights, warrants and exchange traded funds (ETF's). The fund may also invest up to 25% of its total assets in foreign equity securities.

The fund invests in stocks of successful, large, growing companies. The fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, the market overall.
However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry the sub-adviser ranks each stock based on its estimated upside return potential relative to its down side risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median. The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000          2001          2002          2003     2004    2005    2006    2007
38.47%               44.66%    (13.46%)      (25.19%)      (31.12%)     26.97%   9.47%   4.77%   4.80%   16.76%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 30.98%

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (26.15%)

Average Annual Total Return

                                          For periods ended 12/31/07
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
              LVIP Capital Growth Fund   16.76%   12.25%    4.76%
  Russell 1000 (Reg. TM) Growth Index*   11.81%   12.11%    3.83%

*  The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.73%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.07%
 Total Annual Fund Operating Expenses                                                  1.05%
 Less Fee Waiver and Expense Reimbursement1                                           (0.02%)
 Net Expenses                                                                          1.03%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.03%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $105     $332      $577    $1,281

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including
Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates.
The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisory Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

How has the fund performed?

The fund commenced operations on April 30, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.95%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.15%
 Annual Fund Operating Expenses                                                        1.35%
 Less Fee Waiver and Expense Reimbursement 1,2                                        (0.25%)
 Net Expenses                                                                          1.10%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.10%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009, and will renew automatically for one-year terms unless adviser provides written notice of termination to the fund.

2 The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through
  April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $112     $403   715       1,602

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns.
Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or
LIA.

The following chart does not show you the performance of the LVIP Cohen &
Steers Global Real Estate Fund -  it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen
& Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31,
2007, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has
performed or will perform. Total returns represent past performance of the composite and not the LVIP Cohen and Steers Global Real Estate Fund. Variable
insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                                 For periods ended
                                                                     12/31/07
                                                              -----------------------
                                                                                          Since
                                                                  1 year     3 years    Inception*
                                                              ------------- --------- -------------
  Cohen & Steers Global Real Estate Securities composite1,2       (11.54%)  14.96%         26.61%
                 FTSE EPRA/NAREIT Global Real Estate Index3        (6.96%)  15.17%         25.55%
           S&P/Citigroup World Property Broad Market Index4        (7.26%)  14.32%        (13.69%)

* Inception date April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate
  Securities composite that was managed by both Cohen & Steers Capital
  Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a
  firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital
  Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the
  Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code
  of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The
  LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property
  Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Columbia Value Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Columbia Value Opportunities Fund (fund), formerly LVIP Value Opportunities Fund, is to seek long-term capital appreciation by investing securities of small-cap companies. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the fund will invest at least 80% of its assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000 (Reg. TM) Value Index. The Russell 2000
Value Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values. The fund may also invest in real estate investment trusts (REIT). The fund may also invest up to 20% of its assets in foreign securities.

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the fund's portfolio. The sub-adviser considers, among other factors:
  o business that are believed to be fundamentally sound and undervalued due to investor difference, investor misperception of company prospectus, or other factors.
  o various measures of valuation, including price-to-cash, price-to-earnings, price-to-sales, and price-to-book-value. The sub-adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.
  o a company's current operating margins relative to its historic range and future potential.
  o potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The sub-adviser may sell a security when the security's price reaches a target set by the sub-adviser, if the sub-adviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospectus, or that other investments are more attractive, or for other reasons.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Columbia Management Advisors, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

Value stocks may never reach what the sub-adviser believes to be their full value, or may even go down in price. Different types of stocks (such as
"growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds
(such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations and economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

Real Estate Investment Trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and, or by changes in the prospect for earnings and, or cash flow growth of the
REIT itself.

In addition, certain risks associated with general real estate ownership apply to the the fund's REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005    2006     2007
(12.64%)             35.79%   19.77%   5.10%   10.28%   1.80%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.62%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.25%).

Average Annual Total Return


                         For periods ended 12/31/07
                                              1 year     5 years   Lifetime**
                                           ------------ --------- -----------
  LVIP Columbia Value Opportunities Fund        1.80%   13.92%        9.81%
     Russell 2000 (Reg. TM) Value Index*       (9.78%)  15.80%       10.87%

*  The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

** Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                       1.05%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.15%
 Annual Fund Operating Expenses                                                        1.45%
 Less Fee Waiver and Expense Reimbursement2                                           (0.00%)
 Net Expenses                                                                          1.45%

1 The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.59%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $148     $459      $792    $1,735

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least
80% of its assets in bond securities. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities
(over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service,
Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories)
and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

To pursue its investment strategy, the fund may also invest to a lesser degree in:
  o U.S. corporate bonds rated lower than medium-grade (high yield bonds);
  o Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;
  o Emerging market securities; and
  o Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

The fund's SAI describes these other investment strategies and the risks involved.

The sub-adviser's Fixed Income Team includes research, trading and portfolio management. The team's investment process centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.

Risk management is deeply ingrained within the investment process.
Characteristics of the fund are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate Bond Index (i.e.,
the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from the benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the fund has an overall minimum weighted average credit rating of AA. This minimum credit rating ensures that the portfolio will remain investment grade even though the fund may invest in individual securities that present a higher level of risk.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy which seeks to add value through security and sector selection. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments have been subadvised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S.
high yield bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. High yield bonds are often considered speculative and involve significantly higher credit risk. High yield bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of high yield bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Derivatives transactions involve special risks and may result in losses.
Derivative investments (including a strategy involving futures and swaps)
present the possibility that the fund may experience a loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. In addition, derivative investments may involve liquidity risk and the risk that transactions are not settled at the prescribed time or in the full amount due to the failure of a counterparty to fulfill its obligations.

Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006    2007
5.05%                2.39%   4.45%   5.17%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2006 at: 3.89%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).

Average Annual Total Return

                                           For periods ended
                                                12/31/07
                                           ------------------
                                            1 year   5 years   Lifetime*
                                           -------- --------- ----------
                 LVIP Delaware Bond Fund   5.17%    N/A       4.02%
  Lehman Brothers Aggregate Bond Index**   6.97%    N/A       4.25%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed
   Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.34%
 Distribution and/or Service (12b-1) fees1                                        0.35%
 Other Expenses                                                                   0.06%
 Annual Fund Operating Expenses                                                   0.75%

1 The 12b-1 fee information in the table above has been restated to reflect the increse in the 12b-1 fee effective January 1, 2008.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930

Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 (Reg. TM) Index. The fund will also place some emphasis on medium-sized companies.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the
Russell 1000 Index.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006     2007
5.28%                12.09%   5.85%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2007 at: 8.58%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.51)%.

Average Annual Total Return

                                         For periods ended
                                              12/31/07
                                         ------------------
                                          1 year   5 years   Lifetime*
                                         -------- --------- ----------
  LVIP Delaware Growth and Income Fund   5.85%    N/A       10.27%
        Russell 1000 (Reg. TM) Index**   5.77%    N/A       10.55%

*  The fund's lifetime began on May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S.
companies based on total market capitalization.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.33%
 Distribution and/or Service (12b-1) fees1                                        0.35%
 Other Expenses                                                                   0.07%
 Annual Fund Operating Expenses                                                   0.75%

1 The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1fee effective January 1, 2008.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities
(debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50%
Russell 1000 (Reg. TM) Index; 5% Russell 2000 (Reg. TM) Index; 40% Lehman
Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category invests in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell
1000 (Reg. TM) Index. The category also includes some investments in medium and small-sized U.S. companies. No more than 10% of the stock category's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the sub-adviser seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The stock category's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the category's expected return while maintaining risk, style and capitalization characteristics similar to that of the benchmark index.

Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic fixed-income securities. The category invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. Holdings for the category will primarily include a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service,
Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories)
and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

To pursue the category's investment strategy, the sub-adviser may also invest to a lesser degree in:
  o U.S. corporate bonds rated lower than medium-grade (high yield bonds);
  o Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;
  o Emerging market securities; and
  o Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

The fund's SAI describes these other investment strategies and the risks involved.

The sub-adviser's Fixed Income Team includes research, trading and portfolio management. The team's investment process centers on the bottom-up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.

Risk management is deeply ingrained within the investment process.
Characteristics of the debt obligations category are compared, in detail, on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate
Bond Index (i.e., the debt obligations category's benchmark). The category is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The category's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the debt obligations category has an overall minimum weighted average credit rating of AA. This minimum credit rating ensures that the category will remain investment grade even though the category may invest in individual securities that present a higher level of risk.

Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the sub-adviser considers the Federal
Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The sub-adviser then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, a cumulative average portfolio maturity of no greater than 90 days is maintained.

The sub-adviser is subject to following an investment policy of purchasing money market securities rated in one of the top two credit rating categories of
Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a
description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligations securities as a part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC). For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small- and medium-capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small- and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S.
corporate high yield bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. High yield bonds are often considered speculative and involve significantly higher credit risk. High yield bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of high yield bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

Derivatives transactions involve special risks and may result in losses.
Derivative investments (including a strategy involving futures and swaps)
present the possibility that the fund may experience a loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. In addition, derivative investments may involve liquidity risk and the risk that transactions are not settled at the prescribed time or in the full amount due to the failure of a counterparty to fulfill its obligations.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Although the debt obligations category as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g. over 100%)
generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006     2007
4.23%                10.30%   4.32%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2007 at: 5.54%.

The fund's lowest return for a quarter occurred in the fourth quarter of 2007 at: (2.50%).

Average Annual Total Return

                                             For periods ended
                                                  12/31/07
                                           ----------------------
                                              1 year     5 years   Lifetime*
                                           ------------ --------- ----------
              LVIP Delaware Managed Fund        4.32%   N/A           8.28%
  Lehman Brothers Aggregate Bond Index**        6.97%   N/A           4.92%
         Russell 1000 (Reg. TM) Index***        5.77%   N/A          10.55%
        Russell 2000 (Reg. TM) Index****       (1.57%)  N/A          10.22%
      Citigroup 90-Day T-Bill Index*****        4.74%   N/A           3.65%

*  The fund's lifetime began on May 19, 2004. Lifetime performance of the indices are noted below.

** The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed
   Securities Index, and the Asset-Backed Securities Index. Lifetime index performance began on May 1, 2004.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

**** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

******   The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities. Lifetime index performance began on May 1, 2004.

The fund invests in three categories of securities. The annual return of the benchmark index for each of the three categories of securities can be helpful for comparing the fund's overall performance.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                        N/A
 Deferred Sales Charge (Load)                                                    N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                     N/A
 Redemption Fee                                                                  N/A
 Exchange Fee                                                                    N/A
 Account Maintenance Fee                                                         N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                  0.40%
 Distribution and/or Service (12b-1) fees1                                       0.35%
 Other Expenses                                                                  0.08%
 Annual Fund Operating Expenses                                                  0.83%

1 The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $85      $265      $460    $1,025

Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 (Reg. TM) Index. The fund will also place some emphasis on medium-sized companies.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk style and capitalization characteristics similar to the
Russell 1000 Index.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions); and/or
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD
Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD.
KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy.
Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005     2006     2007
12.42%               11.75%   12.03%   2.71%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.51%.

The fund's lowest return for a quarter occurred in the fourth quarter of 2007 at: (3.12%).

Average Annual Total Return

                                        For periods ended
                                             12/31/07
                                        ------------------
                                         1 year   5 years   Lifetime*
                                        -------- --------- ----------
  LVIP Delaware Social Awareness Fund   2.71%    N/A       12.82%
       Russell 1000 (Reg. TM) Index**   5.77%    N/A       13.27%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest U.S.
companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.35%
 Distribution and/or Service (12b-1) fees1                                        0.35%
 Other Expenses                                                                   0.06%
 Annual Fund Operating Expenses                                                   0.76%

1 The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $78      $243      $422      $942

Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund
(fund), is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap (Reg.
TM) Value Index. The fund will also place some emphasis on larger-sized U.S.
companies.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth; and
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 75-150 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006     2007
15.36%               15.76%   3.55%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2007 at: 8.34%.

The fund's lowest return for a quarter occurred in the third quarter of 2007 at: (12.02%).

Average Annual Total Return

                                               For periods ended
                                                    12/31/07
                                             ----------------------
                                                1 year     5 years   Lifetime*
                                             ------------ --------- ----------
  LVIP Delaware Special Opportunities Fund        3.55%   N/A       16.07%
    Russell Midcap (Reg. TM) Value Index**       (1.42%)  N/A       14.36%

*  The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.37%
 Distribution and/or Service (12b-1) fees1                                        0.35%
 Other Expenses                                                                   0.07%
 Annual Fund Operating Expenses                                                   0.79%

1 The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $81      $252      $439      $978

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.


The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value"
stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a
description of the credit rating categories of two of these entities, Moody's
Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S.
government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities as part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity
Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes.
Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value.
Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006     2007
4.23%                11.00%   4.10%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2007 at: 7.37%.

The fund's lowest return for a quarter occurred in the third quarter of 2007 at: (13.75%).

Average Annual Total Returns

                                            For periods ended 12/31/07
                                         ---------------------------------
                                            1 year     5 years   Lifetime*
                                         ------------ --------- ----------
            LVIP FI Equity-Income Fund        4.10%   N/A           9.27%
  Russell 1000 Value (Reg. TM) Index**       (0.17%)  N/A          11.96%

*  The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.73%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.08%
 Annual Fund Operating Expenses                                                        1.06%
 Less Fee Waiver and Expense Reimbursements1                                          (0.07%)
 Net Expenses                                                                          0.99%

1 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first
  $250,000,000 of average daily net assets of the fund; 0.08% on the next
  $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. This waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $101     $330      $578    $1,288

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities
(stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, in the range of the companies included in the Russell 1000 (Reg. TM) Growth Index. The Russell 1000
Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund has the flexibility to purchase some medium and small-sized U.S.
companies that have qualities consistent with its core characteristics.
Additionally, the fund may invest up to 25% of its assets in foreign securities, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses fundamental research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006    2007
5.02%                3.94%   9.40%   20.11%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2007 at: 10.39%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83%).

Average Annual Total Returns

                                           For periods ended 12/31/07
                                          -----------------------------
                                           1 year   5 years   Lifetime*
                                          -------- --------- ----------
   LVIP Janus Capital Appreciation Fund   20.11%   N/A       12.35%
  Russell 1000 (Reg. TM) Growth Index**   11.81%   N/A       11.55%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.08%
 Annual Fund Operating Expenses                                                        1.07%
 Less Fee Waiver and Expense Reimbursements1                                          (0.13%)
 Net Expenses                                                                          0.94%

1 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first
  $100,000,000 of average daily net assets of the fund; 0.10% on the next
  $150,000,000 of average daily net assets of the fund; 0.15% on the next
  $250,000,000 of average daily net assets of the fund; 0.10% on the next
  $250,000,000 of average daily net assets of the fund; 0.15% on the next
  $750,000,000 of average daily net assets of the fund; and 0.20% on the excess over $1,500,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $96      $327      $578    $1,294

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Marsico International Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Marsico International Growth Fund (fund)
is long-term capital appreciation. The fund will be "non-diversified" as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts) that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the fund may be based in or economically tied to the United States.

In selecting investments for the fund, the sub-adviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the sub-adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down"
analysis, the sub-adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the sub-adviser has observed.

The sub-adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the sub-adviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called
"bottom-up" stock selection.

The core investments of the fund generally may include established companies and securities that offer long-term growth potential. However, the fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The sub-adviser may reduce or sell a fund's investments in portfolio companies if, in the opinion of the sub-adviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The fund intends to engage in active and frequent trading of portfolio securities as part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in forward contracts on foreign currencies. The fund's statement of additional information (SAI)
describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Marsico Capital Management, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Since the fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund, the fund's value may decrease because of a single investment or a small number of investments.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the risks of investing in foreign securities are heightened when investing in emerging market countries.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume.
Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000     2001     2002     2003     2004     2005     2006     2007
21.66%               32.54%   23.69%   22.98%   22.79%   31.38%   17.02%   19.46%   23.97%   20.55%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 20.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (21.82%)

Average Annual Total Return

                       For periods ended 12/31/06
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
  LVIP Marsico International Growth Fund   20.55%   22.37%    7.22%
                        MSCI EAFE Index*   11.63%   22.08%    9.03%

*  The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far
   East.

** Return calculated from inception date, 1/1/98.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.93%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.11%
 Annual Fund Operating Expenses                                                        1.29%
 Less FeeWaiver and Expense Reimbursement1                                            (0.01%)
 Net Expenses                                                                          1.28%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Operating Expenses exceed 1.29% of average daily net assets. The agreement will continue at least through April
  30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $130     $408      $707    $1,556

Fund Overview-LVIP MFS Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP MFS Value Fund (fund) is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stocks. The fund pursues its objectives primarily by investing in equity securities. While the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 25% of its total assets in foreign equity securities.

The fund focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies).
Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The fund's management style uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Massachusetts Financial Services Company (referred to as
MFS). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Value stocks may never reach what the subadviser believes to be their full value, or may even go down in price. Different types of stocks (such as
"growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds
(such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999    2000    2001    2002          2003     2004     2005    2006     2007
12.63%               5.75%   9.25%   1.54%    (21.36%)     28.18%   11.85%   7.98%   19.66%   7.69%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 16.14%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.26%).

Average Annual Total Return

                                           For periods ended 12/31/07
                                        --------------------------------
                                           1 year     5 years   10 years
                                        ------------ --------- ---------
                  LVIP MFS Value Fund        7.69%   14,81%    7.56%
  Russell 1000 (Reg. TM) Value Index*       (0.17%)  14.63%    7.68%

*  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S.
   companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.70%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.08%
 Total Annual Fund Operating Expenses                                                  1.03%
 Less Fee Waiver and Expense Reimbursement1                                           (0.00%)
 Net Expenses                                                                          1.03%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.05%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $105     $328      $569    $1,259

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Value Fund (fund) is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, at least 80% of the fund's assets will be invested in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations in the range of the companies in the Russell 2500 IndexTM. The fund focuses on those stocks within the Russell 2500 Index which fall within the bottom half of the price-to-earnings distribution at the time of purchase. These companies are generally established companies that may not be well-known "household" names.
Wile the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 20% of its total assets in securities of foreign issuers
(including Depositary Receipts).

The fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.

The fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices.
Valuation techniques are a key component of the fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the sub-adviser's estimate of their relative return/appreciation potential.

The fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume that stocks of larger companies, and the fund may experience difficulty in closing out positions at prevailing market prices.

Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs.
"value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006     2007
(13.66%)             43.14%   15.81%   10.01%   17.69%   1.63%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 21.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (20.09%).

Average Annual Total Return

                        For periods ended 12/31/07
                                           1 year     5 years   Lifetime**
                                        ------------ --------- -----------
              LVIP Mid-Cap Value Fund        1.63%   16.88%        9.83%
  Russell 2500 Value (Reg. TM) Index*       (7.27%)  16.17%       11.11%

* The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

** Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.93%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        1.27%
 Less Fee Waiver and Expense Reimbursement1                                           (0.00%)
 Net Expenses                                                                          1.27%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.29%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $129     $403      $697    $1,534

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund)
is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States.
Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The
fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies.
To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts
(forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S.
issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005     2006     2007
20.63%               12.26%   29.69%   11.21%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at 13.74%.

The fund's lowest return for a quarter occurred in the third quarter of 2007 at: (2.16%).

Average Annual Total Return

                                           For periods ended
                                                12/31/06
                                           ------------------
                                            1 year   5 years   Lifetime*
                                           -------- --------- ----------
  LVIP Mondrian International Value Fund   11.21%   N/A       22.49%
                       MSCI EAFE Index**   11.63%   N/A       23.54%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.68%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses                                                                   0.12%
 Annual Fund Operating Expenses                                                   1.05%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $107     $334      $579    $1,283

Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve
Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments.
The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor
Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware
Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006    2007
0.63%                2.53%   4.43%   4.72%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2005 at: 0.83%.

The fund's lowest return for a quarter occurred in the first quarter of 2004 at: 0.08%.

The fund's 7-day yield ending December 31, 2007 was 4.16%.

Average Annual Total Return

                                    For periods ended
                                         12/31/07
                                    ------------------
                                     1 year   5 years   Lifetime*
                                    -------- --------- ----------
                Money Market Fund   4.72%    N/A       2.69%
  Citigroup 90-day T-Bill Index**   4.74%    N/A       3.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** Citigroup 90-day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.37%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses                                                                   0.07%
 Annual Fund Operating Expenses                                                   0.69%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $70      $221      $384      $859

Fund Overview -
LVIP SSgA S&P 500 Index Fund1
What are the fund's goals and main investment strategies?
The investment objective of the LVIP SSgA S&P 500 Index Fund (fund), formerly
LVIP S&P 500 Index Fund, is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing in the securities that make up the
S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). Under normal market conditions, the fund will invest at least 90% of its assets in the securities of issuers included in the S&P 500 Index. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500
Index consists of the common stocks of 500 major corporations selected according to:
 o size;
 o frequency and ease by which their stocks trade; and
 o range and diversity of the American economy.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date.
This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The fund may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to SSgA Funds Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The use of futures contracts entails certain risks, including illiquidity of the markets for a particular futures contract at any specific time; imperfect correlation between the price of the futures contracts and the price of the underlying securities;
and potential losses in excess of the amount invested in the futures contracts.
Futures contracts may involve leveraging, and the use of leverage may magnify or otherwise increase investment losses.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

1 "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
  (Reg. TM)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and
  its affiliates. The product is not sponsored, endorsed, sold or promoted by
  Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of
  Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


[CHART]
Annual Total Returns
2001                 2002          2003     2004     2005    2006     2007
(12.18%)              (22.34%)     28.30%   10.56%   4.69%   15.52%   5.23%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.28%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.26%).

Average Annual Total Return

                  For periods ended 12/31/07
                                  1 year   5 years   Lifetime**
                                 -------- --------- -----------
  LVIP SSgA S&P 500 Index Fund   5.23%    12.54%    1.56%
                S&P 500 Index*   5.49%    12.83%    1.84%

*  The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

** Return calculated from inception date, 5/1/00.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.24%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.08%
 Total Annual Fund Operating Expenses                                                  0.57%
 Less Fee Waiver and Expense Reimbursement1                                           (0.04%)
 Net Expenses                                                                          0.53%

1 The advisor has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 0.53%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $54      $179      $314      $710

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP SSgA Small-Cap Index Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP SSgA Small-Cap Index Fund (fund), formerly
LVIP Small-Cap Index Fund, is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index1, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objectives by investing primarily in the securities that make up the Russell 2000 Index, although the fund reserves the right not to invest in every security in the Russell 2000 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the fund's performance, the Russell 2000 Index is used as the benchmark. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8%
of the market capitalization of the Russell 3000 Index. Stocks in the Russell
2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000 Index is a widely used measure of small
U.S. company stock performance.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date.
This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

The fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to SSgA Funds Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The use of futures contracts entails certain risks, including the potential illiquidity of the markets for a particular futures contract at any specific time; imperfect correlation between the price of the futures contracts and the price of the underlying securities; and potential losses in excess of the amount invested in the futures contracts. Futures contracts may involve leveraging, and the use of leverage may magnify or otherwise increase investment losses.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000 (Reg. TM)
  is a trademark of Russell Investment Group.

How has the fund performed?

The performance in the bar chart and table below reflects returns for the fund's Standard Class shares prior to the investment objective change and name charge to the fund, which became effective April 30, 2007. Data for the Service
Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's
Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's
Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses.
The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000          2001         2002          2003     2004    2005     2006     2007
(11.78%)             14.20%    (17.87%)      (7.18%)      (28.96%)     40.32%   6.21%   11.96%   13.08%   4.18%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 25.43%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (23.28%).

Average Annual Total Returns

                                      For periods ended 12/31/07
                                   --------------------------------
                                      1 year     5 years   10 years
                                   ------------ --------- ---------
  LVIP SSgA Small-Cap Index Fund        4.18%   14.47%    0.70%
   Russell 2000 (Reg. TM) Index*       (1.57%)  16.25%    7.08%

*  The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index which represent approximately 8% of the market capitalization of the Russell 3000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                       0.32%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.17%
 Total Annual Fund Operating Expenses                                                  0.74%
 Less Fee Waiver and Expense Reimbursement2                                           (0.03)%
 Net Expenses                                                                          0.71%

1 The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 0.71%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $73      $234      $409      $916

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Growth Stock Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (fund) is to provide long-term growth of capital. Dividend and interest income from the fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. While the fund primarily focuses on investing in U.S. companies, the fund may also invest up to 25% of its total assets in foreign equity securities. .

The fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with one or more of the following:
 o An above-average growth rate: Superior growth in earnings and cash flow.
 o Operations in "fertile fields": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.
 o A profitable niche: A lucrative niche in the economy that enables the company to expand even during times of slow growth.

The fund may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and subadviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investment in futures and options, if any, are subject to additional volatility and potential losses.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000          2001          2002          2003     2004    2005    2006     2007
32.93%               76.51%    (19.17%)      (35.16%)      (33.84%)     32.00%   9.66%   6.29%   13.33%   8.93%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 55.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (28.13%).

Average Annual Total Return


                                           For periods ended 12/31/07
                                         ------------------------------
                                           1 year    5 years   10 years
                                         ---------- --------- ---------
  LVIP T. Rowe Price Growth Stock Fund       8.93%  13.69%    4.45%
            Russell 1000 Growth Index*      11.81%  12.11%    3.83%

*  The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.08%
 Annual Fund Operating Expenses                                                        1.07%
 Less Fee Waiver and Expense Reimbursement1                                           (0.00%)
 Net Expenses                                                                          1.07%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.11%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $109     $340      $590    $1,306

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth
Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of companies included in the Russell Midcap (Reg. TM) Growth Index or the S&P MidCap 400 Index.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The
S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $305 million to
$49.6 billion as of February 29, 2008 while the range of the S&P MidCap 400
Index was $260 million to $12.4 billion as of December 31, 2007.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell
Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than
5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks of up to 10% of its total assets, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the

value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500.
One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investment in futures and options, if any, are subject to additional volatility and potential losses.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006    2007
13.37%               9.54%   9.00%   13.30%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (5.02)%.

Average Annual Total Return

                                                       For periods ended 12/31/07
                                                      -----------------------------
                                                       1 year   5 years   Lifetime*
                                                      -------- --------- ----------
  LVIP T. Rowe Price Structured Mid-Cap Growth Fund   13.30%   N/A       14.22%
            Russell Midcap (Reg. TM) Growth Index**   11.43%   N/A       17.59%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses                                                                   0.09%
 Annual Fund Operating Expenses                                                   1.07%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $109     $340      $590    $1,306

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Templeton Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Templeton Growth Fund (fund) is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in stocks issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The fund will generally be composed of investments from among many different industries. As a general matter, the fund will be invested in a minimum of five different foreign countries.

The sub-adviser emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. The sub-adviser employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies.
While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate.
Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

The fund may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. These securities will be delivered to the fund at a future date usually beyond customary settlement time. In general, the fund will not pay for the securities until received and will not earn interest until the contractual settlement date.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Templeton Investment Counsel, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers located in emerging markets.Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain

The fund is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

Securities purchased on a "when-issued" or on a "forward delivery" basis are delivered to the fund at a future date usually beyond customary settlement time. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000    2001         2002          2003     2004     2005    2006     2007
2.85%                20.86%   1.54%    (6.42%)      (16.67%)     34.09%   18.56%   8.88%   26.13%   8.01%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 18.01%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (18.38%).

Average Annual Total Return

                                For periods ended 12/31/07
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP Templeton Growth Fund   8.01%    18.72%    8.79%
           MSCI World Index*   9.04%    16.96%    7.00%

*  The Morgan Stanley Capital International (MSCI) World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and
   Asia/Pacific regions.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.74%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.12%
 Annual Fund Operating Expenses                                                        1.11%
 Less Fee Waiver and Expense Reimbursement 1,2                                        (0.09%)
 Net Expenses                                                                          1.02%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.06%
  of average daily net assets. This agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

2 Lincoln Financial Distributors, Inc. (LFD) has contractually agreed to waive
  0.04% of the 0.25% 12b-1 fee payable to LFD under the Distribution Services
  Agreement between the fund and LFD, in connection with the Service Class shares of the fund. The Agreement will continue through April 30, 2009 and will terminate on that date unless the parties agree otherwise.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $104     $344      $603    $1,344

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Turner Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Turner Mid-Cap Growth Fund (fund), formerly LVIP Mid-Cap Growth Fund, is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap
(Reg. TM) Growth Index. While the fund primarily focuses on U.S. companies, the fund may also invest up to 15% of its total assets in foreign equity securities.

The fund pursues its objective by investing mainly in common stocks and other equity securities of midsize companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The fund attempts to invest in companies that are diversified across economic sectors.

The sub-adviser utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:
 o Security Screening: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.
 o Fundamental Analysis: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall
   Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.
 o Technical Analysis: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

Stocks that rate favorably according to the three tools may be purchased.
Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall
Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Turner Investment Partners, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General
Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

High portfolio turnover (e.g., 100%) generally results in correspondingly greater expenses to the fund, including increased commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class has not had at least one calendar year of performance prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006    2007
(31.62%)             49.59%   11.84%   12.27%   6.72%   24.68%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.61%.

The fund's lowest return for a quarter occurred in the second quarter of 2002 at: (19.44%).

Average Annual Total Return

                       For periods ended 12/31/07
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
         LVIP Turner Mid-Cap Growth Fund   24.68%   20.10%    5.91%
  Russell Midcap (Reg. TM) Growth Index*   11.43%   17.90%    6.38%

*  The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

** Return calculated from inception date, 5/1/01.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.89%
 Distribution and/or Service (12b-1) fees                                              0.25%
 Other Expenses                                                                        0.19%
 Annual Fund Operating Expenses                                                        1.33%
 Less Fee Waiver and Expense Reimbursement1,2                                         (0.06%)
 Net Expenses                                                                          1.27%

1 The adviser has contractually agreed to reimburse the funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses exceed 1.27%
  of average daily net assets. The Agreement will continue at least through
  April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $129     $416      $723    $1,596

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP UBS Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP UBS Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S.
Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The sub-adviser uses analysis of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the sub-adviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics

Investment in equity securities may include common stock and preferred stock.
The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB & S&P 500 or Baa by Moody's or if unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield
(lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.
Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may
(but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. The fund's Statement of Additional Information (SAI)
describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.
This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources.
Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are high yield bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower.
Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks.
Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the
U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S.
markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of
U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

High portfolio turnover (e.g., over 100%) involves correspondingly grater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance.
Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006     2007
13.27%               6.53%   14.23%   6.11%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2007 at: (4.13)%.

Average Annual Total Return

                                           For periods ended
                                                12/31/07
                                          --------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP UBS Global Asset Allocation Fund       6.11%  N/A          11.47%
         Russell 3000 (Reg. TM) Index**       5.14%  N/A          13.48%
                    MSCI World Index***       9.57%  N/A          17.97%
               Citigroup WGBI Index****      10.95%  N/A           6.33%
                              GSMI*****       8.78%  N/A          13.69%

*  The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S.
   equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the
   United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

****The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

***** The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21%
   Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S.
   World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay
   Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan
   EMBI Global.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses                                                                   0.14%
 Acquired Fund Fees and Expenses (AFFE)1                                          0.05%
 Annual Fund Operating Expenses                                                   1.17%

1 Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2007 fees and expenses of the Relationship funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same.
Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $119     $372      $644    $1,420

Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive
Profile Funds (each a Risk-based Profile Fund) operate under a fund of funds structure. Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks)
and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each Risk-based
Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each
Risk-based Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Risk-based Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Risk-based Profile Fund owns a diversified mix of equity
(stocks) and fixed income (bonds) securities.

As a matter of investment policy, the following is the allocation between equity (stocks) and fixed income (bonds) securities under normal circumstances:

Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                   Investment Strategies
---------------------------- ------------------------------------------------------------------------
LVIP Wilshire Conservative   The Risk-based Profile Fund invests approximately 60% of its assets in
Profile Fund                 underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Risk-based Profile Fund invests approximately 40% of its assets in
Profile Fund                 underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Risk-based Profile Fund invests approximately 20% of its assets in
Aggressive Profile Fund      underlying funds which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Risk-based Profile Fund invests approximately 100% of its assets in
Profile Fund                 underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Risk-based Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Risk-based Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each
Risk-based Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Risk-based Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and fund in ways the seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

When evaluating the performance of the Risk-based Profile Funds, each
Risk-based Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:

Fund                                         Hypothetical Benchmark
------------------------------------------- -------------------------
LVIP Wilshire Conservative Profile Fund     35% Dow Jones Wilshire
                                            5000 Index, 60% Lehman
                                            Brothers Aggregate Index,
                                            5% MSCI
                                            EAFE Index
LVIP Wilshire Moderate Profile Fund         45% Dow Jones Wilshire
                                            5000 Index, 40% Lehman
                                            Brothers Aggregate Index,
                                            10% MSCI
                                            EAFE Index, 5% MSCI
                                            Emerging Markets Free
                                            Index
LVIP Wilshire Moderate Aggressive Profile   60% Dow Jones Wilshire
                                            5000 Index, 20% Lehman
                                            Brothers Aggregate Index,
                                            15% MSCI
Fund                                        EAFE Index, 5% MSCI
                                            Emerging Markets Free
                                            Index
LVIP Wilshire Aggressive Profile Fund       70% Dow Jones Wilshire
                                            5000 Index, 20% MSCI EAFE
                                            Index, 10% MSCI Emerging
                                            Markets
                                            Free Index

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Risk-based Profile Fund. Wilshire Associates Incorporated, each
Risk-based Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Risk-based Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business
Trust, or LIA, which invest directly in equity and fixed income securities.
DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of
Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Risk-based Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Risk-based Profile Fund in the various underlying funds will vary over time, and the Risk-based Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Risk-based Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
FTVIP Franklin          Long-term capital growth
Small-Mid Cap Growth
Securities Fund
FTVIP Mutual Shares     Capital appreciation
Securities Fund
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Columbia Value     Long-term capital appreciation
Opportunities Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP SSgA Developed     Long-term capital appreciation
International 150 Fund
LVIP SSgA Emerging      Long-term capital appreciation
Markets 100 Fund
LVIP SSgA International Long-term capital appreciation
Index Fund
LVIP SSgA Large Cap 100 Long-term capital appreciation
Fund
LVIP SSgA Small Cap     Capital appreciation
Index Fund
LVIP SSgA Small-Mid Cap Long-term capital appreciation
200 Fund
LVIP SSgA S&P 500 Index Capital appreciation
Fund
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Turner Mid-Cap     Capital appreciation
Growth Fund
LVIP UBS Global Asset   Total return
Allocation Fund
MFS (Reg. TM) VIT       Capital appreciation
Growth Series
MFS (Reg. TM) VIT       Total return
Utilities Series

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Maximum total return
Diversified Income Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
FTVIP Franklin Income   Current income
Securities Fund
FTVIP Templeton Global  High current income
Income Securities Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital
LVIP SSgA Bond Index    Current income
Fund
MFS (Reg. TM) VIT Total Total return
Return Series

Each Risk-based Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.

What are the main risks of investing in the funds?

Because the Risk-based Profile Funds invest in the shares of the underlying funds, the Risk-based Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Risk-based Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Risk-based Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Risk-based
Profile Funds are subject to asset allocation risk, which is the risk that the
Risk-based Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Risk-based Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Risk-based Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a
Risk-based Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Service Class. The information shows: (a) Service Class performance for one year; and (b) how the
Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Return
2006                2007
9.07%               7.51%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.10%).

                                             Average Annual Total Returns
                                            -------------------------------
                                              For periods ended 12/31/07
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       7.51%  N/A           8.40%
          Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
       Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                      MSCI EAFE Index****      11.63%  N/A          20.71%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.


                      LVIP Wilshire Moderate Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Return
2006                2007
11.77%              9.00%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.86%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.74%).

                                           Average Annual Total Returns
                                          -------------------------------
                                            For periods ended 12/31/07
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
    LVIP Wilshire Moderate Profile Fund       9.00%  N/A          11.02%
        Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
     Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                    MSCI EAFE Index****      11.63%  N/A          20.71%
  MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the
   Pacific Basin.

                LVIP Wilshire Moderately Aggressive Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Return
2006                2007
13.85%              9.54%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.22%).

                                                      Average Annual Total Returns
                                                     -------------------------------
                                                       For periods ended 12/31/07
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund       9.54%  N/A          12.90%
                   Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
                Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                               MSCI EAFE Index****      11.63%  N/A          20.71%
             MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the
   Pacific Basin.

                     LVIP Wilshire Aggressive Profile Fund

[GRAPHIC OMITTED]

[CHART]
Annual Total Return
2006                2007
16.25%              10.74%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.55%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (3.02%).

                                           Average Annual Total Returns
                                          -------------------------------
                                            For periods ended 12/31/07
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      10.74%  N/A          15.38%
        Dow Jones Wilshire 5000 Index**       5.62%  N/A          12.21%
     Lehman Brothers Aggregate Index***       6.97%  N/A           4.80%
                    MSCI EAFE Index****      11.63%  N/A          20.71%
  MSCI Emerging Markets Free Index*****      39.78%  N/A          41.20%

*  The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index,
   and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****MSCI Emerging Markets Free Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the
   Pacific Basin.

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............       0.25%           0.25%                0.25%                0.25%
Other Expenses ......................................       0.08%           0.04%                0.04%                0.09%
Acquired Fund Fees and Expenses (AFFE)1 .............       0.77%           0.89%                0.92%                1.02%
Total Annual Fund Operating Expenses ................       1.35%           1.43%                1.46%                1.61%
Less Fee Waiver and Expense Reimbursement2 ..........      (0.08%)         (0.04%)              (0.04%)              (0.09%)
Net Expenses (including AFFE) .......................       1.27%           1.39%                1.42%                1.52%

1 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the
  2007 fees and expenses of the underlying funds that were owned by each
  Risk-based Profile Fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds'
  expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

2 The adviser has contractually agreed to reimburse each funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses
  (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Risk-based
Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Risk-based Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Risk-based Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Risk-based Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $129      $420      $732    $1,617
                 LVIP Wilshire Moderate Profile Fund   $142      $449      $778    $1,710
               LVIP Wilshire Moderately Aggressive Profile$145   $458      $794    $1,743
     LVIP Wilshire Aggressive Profile Fund                $155   $499      $868    $1,903

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030, 2040 Profile Funds (each a Target Maturity
Profile Fund) operate under a fund of funds structure. Each Target Maturity
Profile Fund invests substantially all of its assets in other mutual funds
(underlying funds) which, in turn, invest in equity (stocks) and fixed income
(bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the
Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile
Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of
April 30, 2008:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- ------------------------------
LVIP Wilshire 2010   The highest total return over time with an     Equity 55%, Fixed Income 45%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 63%, Fixed Income 37%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 76%, Fixed Income 24%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

*This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target
Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile
Fund to the current target allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target
Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each
Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management
Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National
Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile
Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
FTVIP Franklin          Long-term capital growth
Small-Mid Cap Growth
Securities Fund
FTVIP Mutual Shares     Capital appreciation
Securities Fund
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Columbia Value     Long-term capital appreciation
Opportunities Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP SSgA Developed     Long-term capital appreciation
International 150 Fund
LVIP SSgA Emerging      Long-term capital appreciation
Markets 100 Fund
LVIP SSgA International Long-term capital appreciation
Index Fund
LVIP SSgA Large Cap 100 Long-term capital appreciation
Fund
LVIP SSgA Small Cap     Capital appreciation
Index Fund
LVIP SSgA Small-Mid Cap Long-term capital appreciation
200 Fund
LVIP SSgA S&P 500 Index Capital appreciation
Fund
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Turner Mid-Cap     Capital appreciation
Growth Fund
LVIP UBS Global Asset   Total return
Allocation Fund
MFS (Reg. TM) VIT       Capital appreciation
Growth Series
MFS (Reg. TM) VIT       Total return
Utilities Series

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Maximum total return
Diversified Income Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
FTVIP Franklin Income   Current income
Securities Fund
FTVIP Templeton Global  High current income
Income Securities Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital
LVIP SSgA Bond Index    Current income
Fund
MFS (Reg. TM) VIT Total Total return
Return Series

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target
Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity
Profile Funds are subject to asset allocation risk, which is the risk that the
Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile
Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target
Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Funds commenced operations on April 30, 2007. Once the
Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                              LVIP Wilshire 2010
                                                                 Profile Fund
                                                             --------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A
Deferred Sales Charge (Load) ...............................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A
Redemption Fee .............................................         N/A
Exchange Fee ...............................................         N/A
Account Maintenance Fee ....................................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%
Other Expenses .............................................          3.18%
Acquired Fund Fees and Expenses (AFFE)1 ....................          0.76%
Total Annual Fund Operating Expenses .......................          4.44%
Less Fee Waiver and Expense Reimbursement2 .................         (3.18%)
Net Expenses (including AFFE) ..............................          1.26%

                                                              LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                                 Profile Fund         Profile Fund         Profile Fund
                                                             -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ...............................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A                  N/A                 N/A
Redemption Fee .............................................         N/A                  N/A                 N/A
Exchange Fee ...............................................         N/A                  N/A                 N/A
Account Maintenance Fee ....................................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%                0.25%               0.25%
Other Expenses .............................................          1.45%                2.61%               4.89%
Acquired Fund Fees and Expenses (AFFE)1 ....................          0.79%                0.88%               0.92%
Total Annual Fund Operating Expenses .......................          2.74%                3.99%               6.31%
Less Fee Waiver and Expense Reimbursement2 .................         (1.45%)              (2.61%)             (4.89%)
Net Expenses (including AFFE) ..............................          1.29%                1.38%               1.42%

1 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the
  2007 fees and expenses of the underlying funds that were owned by each
  Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each Target Maturity Profile
  Fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

2 The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses
  (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2009, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target
Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Target Maturity Profile
Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity
Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years   10 years
                                    -------- --------- --------- ---------
  LVIP Wilshire 2010 Profile Fund     $128    $1,055    $1,992    $4,380
  LVIP Wilshire 2020 Profile Fund     $131    $  713    $1,320    $2,964
  LVIP Wilshire 2030 Profile Fund     $140    $  976    $1,828    $4,035
  LVIP Wilshire 2040 Profile Fund     $145    $1,435    $2,691    $5,691

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is
1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Baron Growth Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                  1.00% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager(s): Ronald Baron is responsible for day-to-day management of the fund.
                                  Mr. Baron has been the chief executive officer and chairman of BAMCO, Inc. and its parent company, Baron Capital Group, Inc. (BCG), since their inception in 1987 and 1984, respec-
                                  tively. Mr. Baron, with his family, is the principal owner of BCG. Mr. Baron has over 36 years of
                                  investment management experience.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Capital Growth               Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                  0.73% of the fund's average net assets).

                                  Sub-Adviser: Wellington Management Company, LLP ("Wellington Management") is a Massa-
                                  chusetts limited liability partnership with principal offices at 75 State Street, Boston,
                                  Massa-
                                  chusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007,
                                  Wellington Management had investment management authority with respect to approximately
                                  $588 billion in assets.

                                  Portfolio Manager(s): Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio
                                  Man-
                                  ager of Wellington Management, has served as the Portfolio Manager for the fund since 2004.
                                  Mr. Shilling joined Wellington Management as an investment professional in 1994.
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2007
Estate Fund                       was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager(s): Joseph Harvey, president, has been the global chief investment officer of Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  Scott Crowe, senior vice president, is the global research strategist and a portfolio manager for Cohen & Steers' global and international portfolios. He has 11 years of experience. Prior to
                                  joining the firm in 2007, Mr. Crowe was an executive director at UBS and served as global head of real estate. He also worked at UBS Warburg as a real estate analyst. Mr. Crowe has a
                                  Bachelor of commerce degree from the University of New South Wales and completed a year in Finance Honors at the University of Technology, Sydney. from the Wharton School.

                                  Chip McKinley, senior vice president, is a portfolio manager for Cohen & Steers' global real estate portfolios. He has 13 year of experience. Prior to joining the firm in 2007, Mr.
                                  McKinley
                                  was a portfolio manager and REIT analyst at Franklin Templeton Real Estate Advisors. Previ-
                                  ously, he was with Fidelity Investments and Cayuga Fund. Mr. McKinley has a BA degree from
                                  Southern Methodist University and an MBA degree from Cornell University.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Columbia Value Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                1.05% of the fund's average net assets).

                                    Sub-Adviser: Columbia Management Advisors, LLC ("Columbia Management"), 100 Federal
                                    Street, Boston Massachusetts 02110, is a registered investment adviser and indirect, wholly-
                                    owned subsidiary of Bank of America Corporation. Columbia Management acts as investment adviser for individuals, corporations, private investment companies and financial institutions.
                                    As of December 31, 2007, Columbia Management had assets under management totaling approximately $370.2 billion. Dalton, Greiner, Hartman, Maher & Company served as sub-
                                    adviser to the fund through October 12, 2007. The change in sub-advisers will not affect the
                                    aggregate investment advisory fees paid by shareholders.

                                    Portfolio Manager(s): Christian Stadlinger is the lead portfolio manager and is responsible for
                                    the day-to-day management of the fund. Prior to joining Banc of America Capital Management,
                                    (a predecessor firm) in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager on the domestic emerging value investment team at BlackRock Inc., where he man-
                                    aged small-cap and mid-cap value assets for corporate, institutional and high-net worth cli-
                                    ents. Dr. Stadlinger earned his master's degree in economics and computer science from the
                                    University of Vienna and his PhD in economics from Northwestern University. Dr. Stadlinger has been a member of the investment community since 1989. Jarl Ginsberg is the co-portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining Banc of America Capital Management (a predecessor firm to Columbia Management) in 2003, Mr.
                                    Ginsberg worked as a co-manager for the mid-value product and analyst for the small-cap value product at BlackRock, Inc. Mr. Ginsberg has been a member of the investment commu-
                                    nity since 1987.
LVIP Delaware Bond Fund             Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                    ended December 31, 2007 was 0.34% of the fund's average net assets).

                                    Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                    As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                    DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                    mate control, of LNC.

                                    Portfolio Manager(s): Thomas H. Chow and Roger A Early, co-portfolio managers, are respon-
                                    sible for the management of the fund. Mr. Chow, CFA, is a Senior Vice President and Senior
                                    Portfolio Manager for Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University. Roger A. Early,
                                    CPA,
                                    CFA and CFP, is a Senior Vice President and Senior Portfolio Manager for Delaware Invest-
                                    ments. Mr. Early rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at
                                    Chartwell
                                    Investment Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003 as a chief investment officer and for
                                    Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware Investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor's degree from The
                                    Wharton School of the University of Pennsylvania and an MBA from the University of Pitts-
                                    burgh.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ================================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                              ended December 31, 2007 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                                  S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.

Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ================================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year ended December 31, 2007 was 0.40% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Thomas H. Chow and Roger A Early, co-portfolio managers, are responsible for the manage-
                             ment of the fund. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for
                             Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in port-
                             folio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University. Roger A. Early, CPA, CFA and CFP, is a
                             Senior Vice President and Senior Portfolio Manager for Delaware Investments. Mr. Early
                             rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to
                             2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S.
                             investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment
                             Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner
                             Investments from 2002 to 2003 as a chief investment officer and for Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware Investments in 1994, he spent 10 years with
                             Federated Investors. Mr. Early earned his bachelor's degree from The Wharton School of the
                             University of Pennsylvania and an MBA from the University of Pittsburgh.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                               ended December 31, 2007 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                                   S. Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2007 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager(s): A team consisting of Christopher S. Beck, Michael E. Hughes and Kent
                                   P. Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                  ended December 31, 2007 was 0.66% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager(s): Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this
                                  capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                              ended December 31, 2007 was 0.61% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado
                                  80206. Janus has served as the fund's sub-adviser since 1994. Janus (together with its prede-
                                  cessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as com-
                                  mingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. ("JCGI"), a publicly traded company with princi-
                                  pal operations in financial asset management businesses. JCGI owns approximately 95% of
                                  Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings
                                  Corporation.

                                  Portfolio Manager(s): Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are respon-
                                  sible for the day-to-day management of the fund. Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall fund. Jonathan D. Coleman,
                                  CFA,
                                  is Co-Chief Investment Officer of Janus and is portfolio manager of the fund, which he has co-managed since November 2007. In addition to the fund, Mr. Coleman is also a portfolio manager of other Janus accounts. He joined Janus in 1994 as a research analyst and has acted as portfolio manager or assistant portfolio manager of other Janus-advised mutual funds since 1997. Mr. Coleman holds a Bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Char-
                                  tered Financial Analyst designation. Daniel Riff is a co-portfolio manager of the fund which he
                                  has co-managed since November 2007 and also serves as a portfolio manager of other Janus accounts. Prior to joining Janus in 2003, Mr. Riff was a student at the University of
                                  Pennsylva-
                                  nia. Mr. Riff holds a Bachelor's degree (magna cum laude) in economics from Williams Col-
                                  lege, and a Master of Business Administration degree with honors in finance from The
                                  Wharton School at the University of Pennsylvania.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Marsico International Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                0.93% of the fund's average net assets).

                                    Sub-Adviser: Marsico Capital Management, LLC ("Marsico"), 1200 17th Street Suite 1600,
                                    Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability com-
                                    pany. Marsico was formed in 1997, and provides investment management services to other mutual funds and private accounts. As of December 30, 2007, Marsico had approximately
                                    $105.9 billion under management.

                                    Portfolio Manager(s): James G. Gendelman is the portfolio manager and is responsible for the
                                    day-to-day management of the fund. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He
                                    holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to
                                    1985.
LVIP MFS Value Fund                 Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                    0.70% of the fund's average net assets).

                                    Sub-Adviser: Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Bos-
                                    ton, Massachusetts, 02116, commonly known as MFS Investment Management, together with its subsidiary, MFS Institutional Advisors, Inc. ("MFSI"), act as the investment adviser to investment companies, separate accounts and other clients. MFS and MFSI share personnel and resources in performing their investment advisory and administrative functions. MFS is
                                    a
                                    majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc.,
                                    which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified
                                    financial services organization). MFS has been a subsidiary of Sun Life since 1982.

                                    Portfolio Manager(s): The fund is managed by portfolio managers Steven Gorham and Nevin
                                    Chitkara. Steven R. Gorham is an Investment Officer and portfolio manager at MFS. Mr.
                                    Gorham joined MFS in 1989. He became a research analyst in 1993 and a portfolio manager in
                                    2000. He is a graduate of the University of New Hampshire and has a M.B.A. from Boston Col-
                                    lege. Nevin P. Chitkara is an Investment Officer and portfolio manager at MFS. Mr. Chitkara joined MFS in 1997. Mr. Chitkara was an equity research analyst prior to being named portfo-
                                    lio manager in 2006. Prior to joining MFS, he served on the Corporate Audit and Business
                                    Development staffs of General Electric Co. Mr. Chitkara is a graduate of Boston University
                                    and
                                    has a M.B.A. from the MIT Sloan School of Management.
LVIP Mid-Cap Value Fund             Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                    0.93% of the fund's average net assets).

                                    Sub-Adviser: Wellington Management Company, LLP ("Wellington Management") is a Massa-
                                    chusetts limited liability partnership with principal offices at 75 State Street, Boston,
                                    Massa-
                                    chusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007,
                                    Wellington Management had investment management authority with respect to approximately
                                    $588 billion in assets.

                                    Portfolio Manager(s): James N. Mordy, Senior Vice President and Equity Portfolio Manager of
                                    Wellington Management, has served as Portfolio Manager of the fund since 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Mondrian International Value   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                                ended December 31, 2007 was 0.68% of the fund's average net assets).

                                    Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                    EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                    ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                    Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                    Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                    ting the overall investment strategy for the fund. In making investment decisions for the fund,
                                    Ms. Desmond, Ms. Lewis and Mr. Gillmore regularly consult with Mondrian's international equity team. Ms. Lewis also has responsibility for ensuring that all cash flows are managed in
                                    a timely manner and that all strategy decisions are reflected in the portfolio of the fund.
                                    Mr.
                                    Gillmore, Chief Executive Officer, was a founding member of Mondrian in 1990. He is a gradu-
                                    ate of the University of Warwick. Ms. Desmond, Director and Chief Investment Officer,
                                    Interna-
                                    tional Equities, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford University and is a CFA Charterholder. Ms. Lewis,
                                    Senior Portfolio Manager, joined Mondrian in 1995. She is a graduate of Pembroke College,
                                    Oxford University and is a member of the CFA Society of the UK.
LVIP Money Market Fund              Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
                                    ended December 31, 2007 was 0.37% of the fund's average net assets).

                                    Sub-Adviser: DMC.

                                    Portfolio Manager(s): Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                    degree from Vassar College.

Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================ ================================================================================================
LVIP SSgA S&P 500 Index Fund     Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                 0.24% of the fund's average net assets).

                                 Sub-Adviser: SSgA Funds Management, Inc. (SSgA FM) is registered with the Securities and
                                 Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2007 SSgA FM had over $140 billion in assets under manage-
                                 ment. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street
                                 Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of September 30, 2007, SSgA provides complete glo-
                                 bal investment management services from offices in North America, South America, Europe,
                                 Asia, Australia and the Middle East. Mellon Capital Management Corporation served as sub-
                                 adviser to the fund through April 30, 2008. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders.

                                 Portfolio Manager(s): The Fund is managed by the Global Structured Products Team. Portfolio managers Lynn Blake and John Tucker jointly and primarily have responsibility for the day-to-
                                 day management. Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Glo-
                                 bal Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms.
                                 Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios. Mr. Tucker is a Principal of SSgA FM, Vice President of State Street
                                 Global Advisors and Head of US Equity Markets in the Global Structured Products Group, he is
                                 also responsible for all Derivative Strategies and Exchange Traded Funds. Mr Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previ-
                                 ously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in their second largest invest-
                                 ment center. Mr. Tucker joined State Street in 1988.
LVIP SSgA Small-Cap Index Fund   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                 0.32% of the fund's average net assets).

                                 Sub-Adviser: SSgA Funds Management, Inc. (SSgA FM) is registered with the Securities and
                                 Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2007 SSgA FM had over $140 billion in assets under manage-
                                 ment. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street
                                 Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of September 30, 2007, SSgA provides complete glo-
                                 bal investment management services from offices in North America, South America, Europe,
                                 Asia, Australia and the Middle East. Mellon Capital Management Corporation served as sub-
                                 adviser to the fund through April 30, 2008. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders.

                                 Portfolio Manager(s): The Fund is managed by the Global Structured Products Team. Portfolio managers Lynn Blake and John Tucker jointly and primarily have responsibility for the day-to-
                                 day management. Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Glo-
                                 bal Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms.
                                 Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios. Mr. Tucker is a Principal of SSgA FM, Vice President of State Street
                                 Global Advisors and Head of US Equity Markets in the Global Structured Products Group, he is
                                 also responsible for all Derivative Strategies and Exchange Traded Funds. Mr Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previ-
                                 ously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in their second largest invest-
                                 ment center. Mr. Tucker joined State Street in 1988.

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP T. Rowe Price Growth Stock      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
Fund                                 0.74% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street,
                                     Balti-
                                     more, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe
                                     Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory ser-
                                     vices to individual and institutional investor accounts and managed approximately $400 billion
                                     as of December 31, 2007. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price
                                     Group,
                                     Inc., a publicly traded financial services holding company.

                                     Portfolio Manager(s): P. Robert Bartolo is the portfolio manager of the fund. He is executive
                                     vice president of the Growth Fund and chairman of the fund's Investment Advisory Commit-
                                     tee. Mr. Bartolo joined the firm in May 2002. He earned a B.S. in accounting, cum laude, from
                                     the University of Southern California and an M.B.A. from the Wharton School, University of
                                     Pennsylvania. Rob is a Certified Public Accountant and has also earned the Chartered
                                     Financial
                                     Analysts accreditation.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2007 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager(s): Donald J. Peters serves as portfolio manager of the fund. Mr. Peters has
                                     been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in
                                     1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the
                                     Wharton School, University of Pennsylvania.
LVIP Templeton Growth Fund           Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                     0.74% of the fund's average net assets).

                                     Sub-Adviser: Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard,
                                     Suite 2100, Fort Lauderdale, Florida 33394, is a registered investment adviser and a
                                     Delaware
                                     Limited Liability Company. TICL is an indirect wholly-owned subsidiary of Franklin
                                     Resources,
                                     Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $643.7 billion as of December 31, 2007.

                                     Portfolio Manager(s): The fund is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Sadler. Prior to August 1,
                                     2003, Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of
                                     Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been
                                     a
                                     member of the global equity research team since 1994. Ms. Sweeting is Executive Vice
                                     Presi-
                                     dent and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Sadler is Vice President and Portfolio Manager-Research Analyst
                                     with
                                     Templeton. She joined the firm in 1997 and holds a CFA.

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Turner Mid-Cap Growth Fund    Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2007 was
                                   0.83% of the fund's average net assets).

                                   Sub-Adviser: Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100,
                                   Berwyn, Pennsylvania 19312, is a registered investment adviser. As of December 31, 2007,
                                   Turner had over $29.1 billion in assets under management.

                                   Portfolio Manager(s): The fund is managed by a committee comprised of Christopher McHugh
                                   (Lead Manager), Jason D. Schrotberger (Co-manager) and Tara R. Hedlund (Co-manager).
                                   Christopher McHugh, Vice President/Senior Portfolio Manager, joined Turner in 1990. Prior to
                                   1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has
                                   21 years of investment experience. Jason D. Schrotberger, Security Analyst/Portfolio
                                   Manager,
                                   joined Turner in 2001. Prior to 2001, he was an investment analyst at BlackRock Financial
                                   Management. Mr. Schrotberger has 13 years of investment experience. Tara R. Hedlund, Secu-
                                   rity Analyst/Portfolio Manager, joined Turner Investments in 2000. Prior to 2000, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund has 12 years of investment experience. Mr. Schrotberger and Ms. Hedlund are CFA charterholders.
LVIP UBS Global Asset Allocation   Adviser: LIA (aggregate advisory fee paid to LIA and the fund's former adviser, for fiscal year
Fund                               ended December 31, 2007 was 0.73% of the fund's average net assets).

                                   Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                   Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                   January 2004.

                                   Portfolio Manager(s): Edwin Denson and Thomas Clarke are the lead portfolio managers for the fund. Mr. Denson and Mr. Clarke have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated to specified portion of the portfolio over which he or she has independent responsibility for research, security selection,
                                   and portfolio construction. The team members also have access to additional portfolio manag-
                                   ers and analysts within the various asset classes and markets in which the fund invests. Mr.
                                   Denson, as senior portfolio manager for the fund, has responsibility for allocating the portfolio
                                   among the various manages and analysts, occasionally implementing trades on behalf of ana-
                                   lysts on the team and reviewing the overall composition of the portfolio to ensure its compli-
                                   ance with its stated investment objectives and strategies. Mr. Clarke, as senior portfolio man-
                                   ager for the fund, has responsibility for setting the currency strategies and making all currency
                                   decisions for the fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated
                                   investment objectives and strategies.Mr. Denson is an Executive Director and has been a senior asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS Global Asst Management Since 2001. Mr. Clarke is a
                                   Managing Director and Head of Currency Analysis and Strategy at UBS Global Asset Manage-
                                   ment. Mr. Clarke has been an investment professional at UBS Global Asset Management since
                                   2000.

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Risk-based Profile Funds, aggregate advisory fee paid LIA and the fund's
Fund                                 former adviser, for fiscal year ended December 31, 2007 was 0.25% of each fund's average
LVIP Wilshire Moderate Profile       net assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager(s): Mr. Victor Zhang is head of the portfolio management group for
                                     Wilshire
                                     Funds Management. A vice president and member of Wilshire Funds Management's Invest-
                                     ment Committee, Mr. Zhang serves as the portfolio manager of the funds. Mr. Zhang joined
                                     Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for asset allocation, portfolio structure and implementation since
                                     2001.
                                     From 1996 to 2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment
                                     Advisory Services in Los Angeles. He holds a bachelor's degree in Business Economics from the University of California, Los Angeles.
LVIP Wilshire 2010 Profile Fund      Adviser: LIA (for the Target Maturity Profile Funds, the advisory fee is 0.25% of each fund's
LVIP Wilshire 2020 Profile Fund      average net assets).
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund      Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
                                     Santa Monica, CA 90401.

                                     Portfolio Manager(s): Mr. Victor Zhang is head of the portfolio management group for
                                     Wilshire
                                     Funds Management. A vice president and member of Wilshire Funds Management's Invest-
                                     ment Committee, Mr. Zhang serves as the portfolio manager of the funds. Mr. Zhang joined
                                     Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for asset allocation, portfolio structure and implementation since
                                     2001.
                                     From 1996 to 2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment
                                     Advisory Services in Los Angeles. He holds a bachelor's degree in Business Economics from the University of California, Los Angeles.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2007 or the semi-annual report to shareholders for the six month period ended June 30, 2007.

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities;
     and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or the Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service
Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life
Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY) and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable;
or (d) the SEC permits, by order, for the protection of fund shareholders.

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD")
and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively,
"financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). A fund may terminate a loan at any time, and will recall a security on loan to vote proxies if the fund knows that a vote concerning a material event affecting an investment on loan will occur. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing
Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order
(including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii)
execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional
Information.

Distributions and Federal Income Tax Considerations
The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln
Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Funds as Profile Fund Investments
The funds may accept investments from the Risk-based Profile Funds and Target
Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Risk-based Profile Funds and Target Maturity Profile Funds. While it is
impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

Financial Highlights -
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.
This information has been audited by Ernst & Young LLP, Independent Registered
Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
LVIP Baron Growth Opportunities Fund 1,2,3,5
12/31/2007       $32.302      (0.124)        1.314        1.190            -             -               -       $29.944
12/31/2006       $27.961      (0.240)        4.581        4.341            -             -               -       $32.302
12/31/2005       $27.053      (0.294)        1.202        0.908            -             -               -       $27.961
12/31/2004       $21.531      (0.196)        5.718        5.522            -             -               -       $27.053
12/31/2003       $16.557      (0.222)        5.196        4.974            -             -               -       $21.531
LVIP Capital Growth Fund 1,5,6
12/31/2007       $24.406      (0.027)        3.115        3.088            -             -               -       $27.494
LVIP Cohen & Steers Global Real Estate Fund 1,5,6
12/31/2007       $10.000       0.097        (2.013)      (1.916)      (0.035)            -          (0.035)      $ 8.049
LVIP Delaware Bond Fund 1,4,9
12/31/2007       $12.640       0.616         0.030        0.646       (0.610)            -          (0.610)      $12.676
12/31/2006       $12.621       0.587        (0.029)       0.558       (0.539)            -          (0.539)      $12.640
12/31/2005       $12.966       0.488        (0.188)       0.300       (0.513)       (0.132)         (0.645)      $12.621
12/31/2004       $13.222       0.534         0.103        0.637       (0.501)       (0.392)         (0.893)      $12.966
12/31/2003       $13.700       0.323        (0.121)       0.202       (0.561)       (0.119)         (0.680)      $13.222
LVIP Delaware Growth and Income Fund 1,4,8
12/31/2007       $35.116       0.388         1.662        2.050       (0.361)            -          (0.361)      $36.805
12/31/2006       $31.650       0.368         3.447        3.815       (0.349)            -          (0.349)      $35.116
12/31/2005       $30.396       0.348         1.252        1.600       (0.346)            -          (0.346)      $31.650
12/31/2004       $26.971       0.270         3.495        3.765       (0.340)            -          (0.340)      $30.396
LVIP Delaware Managed Fund 1,4,8
12/31/2007       $16.946       0.372         0.352        0.724       (0.376)       (0.395)         (0.771)      $16.899
12/31/2006       $15.699       0.326         1.283        1.609       (0.362)            -          (0.362)      $16.946
12/31/2005       $15.386       0.265         0.383        0.648       (0.335)            -          (0.335)      $15.699
12/31/2004       $14.091       0.171         1.391        1.562       (0.267)            -          (0.267)      $15.386
LVIP Delaware Social Awareness Fund 1,4,9
12/31/2007       $35.870       0.307         0.662        0.969       (0.246)            -          (0.246)      $36.593
12/31/2006       $32.230       0.243         3.627        3.870       (0.230)            -          (0.230)      $35.870
12/31/2005       $29.020       0.221         3.185        3.406       (0.196)            -          (0.196)      $32.230
12/31/2004       $25.991       0.300         2.918        3.218       (0.189)            -          (0.189)      $29.020
12/31/2003       $21.631       0.107         4.419        4.526       (0.166)            -          (0.166)      $25.991
LVIP Delaware Special Opportunities Fund 1,4,8
12/31/2007       $44.005       0.431         1.168        1.599       (0.325)       (3.284)         (3.609)      $41.995
12/31/2006       $39.817       0.479         5.677        6.156       (0.434)       (1.534)         (1.968)      $44.005
12/31/2005       $36.099       0.485         4.834        5.319       (0.354)       (1.247)         (1.601)      $39.817
12/31/2004       $29.463       0.234         6.747        6.981       (0.345)            -          (0.345)      $36,099
LVIP FI Equity-Income Fund 1,5,8,11
12/31/2007       $18.214       0.195         0.496        0.691       (0.170)       (1.787)         (1.957)      $16.948
12/31/2006       $17.980       0.177         1.717        1.894       (0.161)       (1.499)         (1.660)      $18.214
12/31/2005       $18.013       0.172         0.539        0.711       (0.165)       (0.579)         (0.744)      $17.980
12/31/2004       $15.895       0.144         2.141        2.285       (0.167)            -          (0.167)      $18.013
LVIP Janus Capital Appreciation Fund 1,5,9
12/31/2007       $20.014       0.040         3.996        4.036       (0.014)            -          (0.014)      $24.036
12/31/2006       $18.294       0.004         1.718        1.720            -             -               -       $20.014
12/31/2005       $17.608      (0.006)        0.700       (0.008)           -             -          (0.008)      $18.294
12/31/2004       $16.766      (0.051)        0.893        0.842            -             -               -       $17.608
12/31/2003       $14.021      (0.036)        2.781        2.745            -             -               -       $16.766

                                            Ratio of Net                  Net
                                Ratio of     Investment                Assets At
                              Expenses to      Income                   End of
                                Average       (Loss) to    Portfolio    Period
                   Total          Net        Average Net    Turnover    (000's
Period Ended       Return        Assets        Assets         Rate     omitted)
-------------- ------------- ------------- -------------- ----------- ----------
LVIP Baron Growth Opportunities Fund 1,2,3,5
12/31/2007        3.42%        1.29%17      (0.39%)            23%     $344,883
12/31/2006       15.53%         1.32%       (0.77%)            12%     $310,952
12/31/2005        3.36%         1.34%       (1.01%)            19%     $292,424
12/31/2004       25.65%         1.36%       (0.96%)            30%     $296,617
12/31/2003       30.04%         1.44%       (1.28%)            28%     $176,208
LVIP Capital Growth Fund 1,5,6
12/31/2007       12.65%        1.03%18      (0.15%)           104%10   $  1,989
LVIP Cohen & Steers Global Real Estate Fund 1,5,6
12/31/2007      (19.18%)       1.10%19       1.64%             84%10   $ 34,207
LVIP Delaware Bond Fund 1,4,9
12/31/2007        5.17%         0.65%        4.81%            462%     $589,154
12/31/2006        4.45%         0.65%        4.64%            397%     $461,394
12/31/2005        2.39%         0.66%        3.77%            270%     $345,440
12/31/2004        5.05%         0.67%        4.06%            329%     $201,444
12/31/2003        1.58%         0.69%        3.84%            652%10   $ 41,918
LVIP Delaware Growth and Income Fund 1,4,8
12/31/2007        5.85%         0.65%        1.04%             31%     $ 65,405
12/31/2006       12.09%         0.63%        1.12%             29%     $ 13,290
12/31/2005        5.28%         0.63%        1.14%             20%     $  4,358
12/31/2004       14.02%         0.62%        1.55%             38%10   $    132
LVIP Delaware Managed Fund 1,4,8
12/31/2007        4.32%         0.73%        2.13%            174%     $ 74,799
12/31/2006       10.30%         0.75%        2.00%            143%     $  2,059
12/31/2005        4.23%         0.76%        1.71%             92%     $  1,016
12/31/2004       11.16%         0.74%        1.91%            145%10   $    197
LVIP Delaware Social Awareness Fund 1,4,9
12/31/2007        2.71%         0.66%        0.84%             15%     $ 84,597
12/31/2006       12.03%         0.66%        0.72%             28%     $ 84,112
12/31/2005       11.75%         0.67%        0.74%             28%     $ 76,514
12/31/2004       12.42%         0.66%        1.13%             38%     $ 42,558
12/31/2003       20.97%         0.68%        0.72%             60%10   $  7,265
LVIP Delaware Special Opportunities Fund 1,4,8
12/31/2007        3.55%         0.69%        0.94%              7%     $ 16,033
12/31/2006       15.76%         0.69%        1.15%             11%     $  8,370
12/31/2005       15.36%         0.70%        1.30%             13%     $  3,275
12/31/2004       24.00%         0.72%        1.19%             36%10   $    246
LVIP FI Equity-Income Fund 1,5,8,11
12/31/2007        4.10%        0.99%20       1.06%            141%     $ 29,583
12/31/2006       11.00%        0.94%20       0.99%            199%     $ 19,980
12/31/2005        4.23%        1.03%20       0.98%            151%     $  6,590
12/31/2004       14.42%         1.05%        1.40%            120%10   $    253
LVIP Janus Capital Appreciation Fund 1,5,9
12/31/2007       20.11%        0.94%21       0.18%            123%     $ 36,209
12/31/2006        9.40%        0.95%21       0.02%             99%     $ 16,903
12/31/2005        3.94%        0.98%21      (0.03%)            85%     $ 12,378
12/31/2004        5.02%        1.05%21      (0.31%)            33%     $  3,812
12/31/2003       19.58%         1.06%       (0.37%)            21%10   $    458

                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
LVIP Marsico International Growth Fund 1,5,6
12/31/2007       $15.782       0.130         2.260        2.390       (0.106)            -          (0.106)      $18.066
LVIP MFS Value Fund 1,4,6
12/31/2007       $26.308       0.240         0.096        0.336       (0.228)            -          (0.228)      $26.416
LVIP Mid-Cap Growth Fund (now LVIP Turner Mid-Cap Growth Fund) 1,5,6
12/31/2007       $12.216      (0.039)        1.925        1.886            -             -               -       $14.102
LVIP Mid-Cap Value Fund 1,4,6
12/31/2007       $16.086       0.024        (1.425)      (1.401)      (0.029)            -          (0.029)      $14.656
LVIP Mondrian International Value Fund 1,4,9,12
12/31/2007       $22.686       0.571         1.930        2.501       (0.430)       (0.623)         (1.053)      $24.134
12/31/2006       $17.957       0.519         4.771        5.290       (0.561)            -          (0.561)      $22.686
12/31/2005       $16.297       0.394         1.585        1.979       (0.319)            -          (0.319)      $17.957
12/31/2004       $13.616       0.296         2.507        2.803       (0.122)            -          (0.122)      $16.297
12/31/2003       $10.573       0.154         3.107        3.261       (0.218)            -          (0.218)      $13.616
LVIP Money Market Fund 4,9
12/31/2007       $10.000       0.459             -        0.459       (0.459)            -          (0.459)      $10.000
12/31/2006       $10.000       0.432             -        0.432       (0.432)            -          (0.432)      $10.000
12/31/2005       $10.000       0.253             -        0.253       (0.253)            -          (0.253)      $10.000
12/31/2004       $10.000       0.062             -        0.062       (0.062)            -          (0.062)      $10.000
12/31/2003       $10.000       0.021             -        0.021       (0.021)            -          (0.021)      $10.000
LVIP S&P 500 Index Fund (now LVIP SSgA S&P 500 Index Fund) 1,5,6
12/31/2007       $10.412       0.130        (0.128)       0.002       (0.100)            -          (0.100)      $10.314
LVIP Small-Cap Index Fund (now LVIP SSgA Small-Cap Index Fund) 1,5,6
12/31/2007       $20.355       0.162        (1.329)      (1.167)      (0.098)            -          (0.098)      $19.090
LVIP T. Rowe Price Growth Stock Fund 1,4,6
12/31/2007       $17.860       0.027         0.449        0.476       (0.024)            -          (0.024)      $18.312
LVIP T. Rowe Price Structured Mid-Cap Growth Fund 1,4,9,13
12/31/2007       $11.722      (0.037)        1.596        1.559            -             -               -       $13.281
12/31/2006       $10.754      (0.028)        0.996        0.968            -             -               -       $11.722
12/31/2005       $ 9.817      (0.051)        0.988        0.937            -             -               -       $10.754
12/31/2004       $ 8.659      (0.061)        1.219        1.158            -             -               -       $ 9.817
12/31/2003       $ 7.172      (0.029)        1.516        1.487            -             -               -       $ 8.659
LVIP Templeton Growth Fund 1,5,6
12/31/2007       $33.408       0.483        (0.126)       0.357       (0.541)            -          (0.541)      $33.224
LVIP UBS Global Asset Allocation Fund 1,4,9,14
12/31/2007       $15.631       0.261         0.667        0.928       (0.232)       (0.754)         (0.986)      $15.573
12/31/2006       $14.528       0.235         1.765        2.000       (0.165)       (0.732)         (0.897)      $15.631
12/31/2005       $14.179       0.152         0.729        0.881       (0.142)       (0.390)         (0.532)      $14.528
12/31/2004       $12.700       0.157         1.512        1.669       (0.190)            -          (0.190)      $14.179
12/31/2003       $11.578       0.062         1.411        1.473       (0.351)            -          (0.351)      $12.700
LVIP Value Opportunties Fund (now LVIP Columbia Value Opportunities Fund) 1,4,6,15
12/31/2007       $14.962       0.067        (0.302)      (0.235)      (0.070)            -          (0.070)      $14.657
LVIP Wilshire Conservative Profile Fund 1,5,7,16
12/31/2007       $11.387       0.246         0.604        0.850       (0.189)       (0.048)         (0.237)       12.000
12/31/2006       $10.574       0.160         0.795        0.955       (0.137)       (0.005)         (0.142)      $11.387
12/31/2005       $10.000       0.113         0.461        0.574            -             -               -       $10.574
LVIP Wilshire Moderate Profile Fund 1,5,7,16
12/31/2007       $12.041       0.194         0.884        1.078       (0.141)       (0.059)         (0.200)      $12.919
12/31/2006       $10.847       0.103         1.171        1.274       (0.079)       (0.001)         (0.080)      $12.041
12/31/2005       $10.000       0.064         0.783        0.847            -             -               -       $10.847
LVIP Wilshire Moderately Aggressive Profile Fund 1,5,7,16
12/31/2007       $12.520       0.157         1.026        1.183       (0.180)       (0.146)         (0.326)      $13.377
12/31/2006       $11.081       0.107         1.424        1.531       (0.091)       (0.001)         (0.092)      $12.520
12/31/2005       $10.000       0.118         0.963        1.081            -             -               -       $11.081
LVIP Wilshire Aggressive Profile Fund 1,5,7,16
12/31/2007       $13.144       0.071         1.329        1.400       (0.090)       (0.183)         (0.273)      $14.271
12/31/2006       $11.372       0.039         1.805        1.844       (0.071)       (0.001)         (0.072)      $13.144
12/31/2005       $10.000       0.036         1.336        1.372            -             -               -       $11.372

                                           Ratio of Net                  Net
                               Ratio of     Investment                Assets At
                             Expenses to      Income                   End of
                               Average       (Loss) to    Portfolio    Period
                   Total         Net        Average Net    Turnover    (000's
Period Ended      Return        Assets        Assets         Rate     omitted)
-------------- ------------ ------------- -------------- ----------- ----------
LVIP Marsico International Growth Fund 1,5,6
12/31/2007      15.15%        1.28%22     1.14%              108%10   $ 21,786
LVIP MFS Value Fund 1,4,6
12/31/2007       1.29%         1.03%      1.33%               22%10   $ 12,405
LVIP Mid-Cap Growth Fund (now LVIP Turner Mid-Cap Growth Fund) 1,5,6
12/31/2007      15.44%        1.21%23     (0.43%)            199%10   $ 13,264
LVIP Mid-Cap Value Fund 1,4,6
12/31/2007      (8.71%)        1.27%      0.21%               71%10   $ 14,885
LVIP Mondrian International Value Fund 1,4,9,12
12/31/2007      11.21%         1.05%      2.37%               15%     $212,645
12/31/2006      29.69%         1.09%      2.55%               14%     $183,467
12/31/2005      12.26%         1.17%      2.33%                7%     $122,947
12/31/2004      20.63%         1.23%      2.08%                9%     $ 64,534
12/31/2003      31.03%         1.26%      2.08%               14%10   $ 12,775
LVIP Money Market Fund 4,9
12/31/2007       4.72%         0.69%      4.59%             N/A       $292,117
12/31/2006       4.43%         0.74%      4.37%             N/A       $176,812
12/31/2005       2.53%         0.79%      2.53%             N/A       $ 84,535
12/31/2004       0.63%         0.78%      0.62%             N/A       $ 54,324
12/31/2003       0.21%         0.78%      0.34%             N/A       $ 11,750
LVIP S&P 500 Index Fund (now LVIP SSgA S&P 500 Index Fund) 1,5,6
12/31/2007       0.04%        0.53%24     1.83%               25%10   $ 21,295
LVIP Small-Cap Index Fund (now LVIP SSgA Small-Cap Index Fund) 1,5,6
12/31/2007      (5.73%)       0.69%25     1.20%              119%10   $  7,443
LVIP T. Rowe Price Growth Stock Fund 1,4,6
12/31/2007       2.67%         1.07%      0.22%               54%10   $  6,824
LVIP T. Rowe Price Structured Mid-Cap Growth Fund 1,4,9,13
12/31/2007      13.30%         1.07%      (0.28%)             35%     $ 20,767
12/31/2006       9.00%         1.10%      (0.25%)             41%     $ 13,090
12/31/2005       9.54%         1.12%      (0.51%)             38%     $  6,391
12/31/2004      13.37%         1.16%      (0.69%)            106%     $  2,203
12/31/2003      20.73%         1.11%      (0.57%)             94%10   $    693
LVIP Templeton Growth Fund 1,5,6
12/31/2007       1.08%        1.02%26     2.11%               15%10   $ 94,403
LVIP UBS Global Asset Allocation Fund 1,4,9,14
12/31/2007       6.11%         1.12%      1.63%               99%     $ 63,912
12/31/2006      14.23%         1.16%      1.58%               78%     $ 34,215
12/31/2005       6.53%         1.18%      1.08%               91%     $ 10,517
12/31/2004      13.27%         1.28%      1.21%              139%     $  3,842
12/31/2003      13.07%         1.29%      0.83%              191%10   $    810
LVIP Value Opportunties Fund (now LVIP Columbia Value Opportunities Fund)
1,4,6,15
12/31/2007      (1.56%)        1.45%      0.65%              152%10   $  1,063
LVIP Wilshire Conservative Profile Fund 1,5,7,16
12/31/2007       7.51%        0.50%27     2.07%               44%     $161,511
12/31/2006       9.07%        0.55%27     1.47%               28%     $ 81,928
12/31/2005       5.74%        0.55%27     1.62%               20%10   $ 31,646
LVIP Wilshire Moderate Profile Fund 1,5,7,16
12/31/2007       9.00%        0.50%28     1.53%               48%     $688,803
12/31/2006      11.77%        0.55%28     0.91%               19%     $394,418
12/31/2005       8.47%        0.55%28     0.91%               10%10   $109,009
LVIP Wilshire Moderately Aggressive Profile Fund 1,5,7,16
12/31/2007       9.54%        0.50%29     1.19%               48%     $500,805
12/31/2006      13.85%        0.55%29     0.91%               27%     $262,977
12/31/2005      10.81%        0.55%29     1.63%               10%10   $ 65,456
LVIP Wilshire Aggressive Profile Fund 1,5,7,16
12/31/2007      10.74%        0.50%30     0.50%               56%     $120,941
12/31/2006      16.25%        0.55%30     0.32%               40%     $ 62,325
12/31/2005      13.72%        0.55%30     0.50%               15%10   $ 18,782

                                                        Income from Investment Operations
                                                     ---------------------------------------
                                                                   Net Realized
                                                                       and
                                                                    Unrealized
                                                                   Gain (Loss)
                                          Net Asset       Net           on
                                            Value     Investment   Investments   Total From
                                          Beginning     Income     and Foreign   Investment
Period Ended                              of Period     (Loss)      Currencies   Operations
---------------------------------------- ----------- ------------ ------------- ------------
LVIP Wilshire 2010 Profile Fund 1,5,6,16
12/31/2007                                 $10.000      0.133         0.509        0.642
LVIP Wilshire 2020 Profile Fund 1,5,6,16
12/31/2007                                 $10.000      0.113         0.406        0.519
LVIP Wilshire 2030 Profile Fund 1,5,6,16
12/31/2007                                 $10.000      0.097         0.588        0.685
LVIP Wilshire 2040 Profile Fund 1,5,6,16
12/31/2007                                 $10.000      0.110         0.453        0.563

                                                 Less Dividends and Distributions From:
                                         -------------------------------------------------------
                                                                                                             Ratio of
                                                                          Total                            Expenses to
                                              Net      Net Realized     Dividends     Net Asset              Average
                                          Investment      Gain on          and        Value End    Total       Net
Period Ended                                Income      Investments   Distributions   of Period   Return      Assets
---------------------------------------- ------------ -------------- --------------- ----------- -------- -------------
LVIP Wilshire 2010 Profile Fund 1,5,6,16
12/31/2007                                  (0.034)         -             (0.034)      $10.608    6.42%     0.50%31
LVIP Wilshire 2020 Profile Fund 1,5,6,16
12/31/2007                                  (0.029)         -             (0.029)      $10.490    5.20%     0.50%32
LVIP Wilshire 2030 Profile Fund 1,5,6,16
12/31/2007                                  (0.028)         -             (0.028)      $10.657    6.86%     0.50%33
LVIP Wilshire 2040 Profile Fund 1,5,6,16
12/31/2007                                  (0.068)         -             (0.068)      $10.495    5.64%     0.50%34

                                          Ratio of Net                  Net
                                           Investment                Assets At
                                             Income                   End of
                                            (Loss) to    Portfolio    Period
                                           Average Net    Turnover    (000's
Period Ended                                 Assets         Rate     omitted)
---------------------------------------- -------------- ----------- ----------
LVIP Wilshire 2010 Profile Fund 1,5,6,16
12/31/2007                                   1.87%        72%10       $1,588
LVIP Wilshire 2020 Profile Fund 1,5,6,16
12/31/2007                                   1.61%        61%10       $2,344
LVIP Wilshire 2030 Profile Fund 1,5,6,16
12/31/2007                                   1.36%        47%10       $1,029
LVIP Wilshire 2040 Profile Fund 1,5,6,16
12/31/2007                                   1.55%        41%10       $  579

1 The average shares outstanding method has been applied for per share information.

2 Financial highlights for the years ended December 31, 2006, 2005, 2004, and
  2003 have been extended to three decimal places. No additonal changes were made to the data.

3 Effective June 5, 2007, the fund received all of the assets and liabilities of the Baron Capital Asset Fund, a series of the Baron Capital Funds Trust
  (the "Baron Fund"). The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance
  Shares Class of the Baron Fund.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

5 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

6 Operations related to the Service Class of the fund commenced on April 30,
  2007. 2007 ratios have been annualized and total return has not been annualized.

7 Operations related to the Service Class of the fund commenced May 3, 2005.
2005 ratios have been annualized and total return has not been annualized.

8 Operations related to the Service Class of the fund commenced on May 19,
2004. 2004 ratios have been annualized and total return has not been annualized.

9 Operations related to the Service Class of the fund commenced on May 15,
2003. 2003 ratios have been annualized and total return has not been annualized.

10 The portfolio turnover is representative of the fund for the entire year.

11 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the fund's sub-adviser.

12 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced
   Delaware International Advisers Limited as the fund's sub-adviser.

13 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the fund's sub-adviser.

14 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
replaced Putnam Investments as the fund's sub-adviser.

15 Commencing October 15, 2007 Columbia Management Advisors, LLC replaced
Dalton, Greiner, Hartman, Maher & Co. as the fund's sub-adviser.

16 Does not include expenses of the investment companies in which the fund invests.

17 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Baron
   Growth Opportunities Fund would have been 1.32% for 2007.

18 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Capital Growth Fund would have been 1.06% for 2007.

19 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Cohen
   & Steers Global Real Estate Fund would have been 1.35% for 2007.

20 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP FI
   Equity-Income Fund would have been 1.06% for 2007, 1.05% for 2006, and
   1.05% for 2005.

21 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP Janus
   Capital Appreciation Fund would have been 1.07% for 2007, 1.08% for 2006,
   1.08% for 2005, and 1.06% for 2004.

22 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Marsico International Growth Fund would have been 1.29% for 2007.

23 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Mid-Cap Growth Fund would have been 1.33% for 2007.

24 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP S&P
   500 Index Fund would have been 0.57% for 2007.

25 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Small-Cap Index Fund would have been 0.74% for 2007.

26 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Templeton Growth Fund would have been 1.11% for 2007.

27 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Conservative Profile Fund would have been 0.58% for 2007, 0.79%
   for 2006, and 1.78% for 2005.

28 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Moderate Profile Fund would have been 0.54% for 2007, 0.57% for
   2006 and 0.85% for 2005.

29 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Moderately Aggressive Profile Fund would have been 0.54% for 2007,
   0.61% for 2006 and 1.04% for 2005.

30 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire Aggressive Profile Fund would have been 0.59% for 2007, 0.86% for
   2006 and 2.16% for 2005.

31 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2010 Profile Fund would have been 3.68% for 2007.

32 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2020 Profile Fund would have been 1.95% for 2007.

33 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2030 Profile Fund would have been 3.11% for 2007.

34 Net of expenses absorbed or waived. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the LVIP
   Wilshire 2040 Profile Fund would have been 5.39% for 2007.

General Information
This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The funds have received an exemptive order from the SEC, which allows the use of fund shares by separate accounts funding variable annuity and variable life insurance contracts, qualified plans, the investment manager, and insurance company general accounts. Due to differences in redemption rates, tax treatment, or other considerations, the interests of various contract owners participating in the funds and the interests of qualified plans, the investment manager, or general accounts investing in the funds might at some time be in conflict. Violation of the federal tax laws by one separate account investing in a fund could cause the contracts funded through another separate account to lose its tax-deferred status, unless remedial action was taken. The Trust's
Board of Trustees will monitor for the existence of any material irreconcilable conflicts and determine what action, if any, will be taken in response to such conflicts.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its
SAI, dated April 30, 2008, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write
The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana
46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the
SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090.
You can also get reports and other information about the funds on the EDGAR
Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public
Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                1300 South Clinton Street
                Fort Wayne, Indiana 46802

                Statement of Additional Information April 30, 2008

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the thirty-one series - referred to as "funds"
- of Lincoln Variable Insurance Products Trust. The funds indicate the funds named in the above caption. Each fund offers two classes of shares: the
Standard Class and the Service Class.

Each fund's audited financial statements and the report of Ernst &Young, LLP, independent registered public accounting firm, are incorporated by reference to the fund's 2007 annual report. This SAI should be read in conjunction with the funds' prospectus dated April 30, 2008. You may obtain a copy of the funds'
prospectus or a fund's annual report on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne,
Indiana 46801 or call 1-800-4LINCOLN (454-6265).

April 30, 2008

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Item                                                                           Page
Description of the Trust and the Funds                                           4
Fundamental Investment Restrictions                                              4
Additional Investment Strategies and Risks                                       5
 Investment Strategies Available to All Funds                                    5
 Investment Strategies Available to All Funds Except LVIP Money Market Fund      6
 Investment Strategies and Limitations Applicable to Certain Funds              13
Portfolio Transactions and Brokerage                                            18
Portfolio Turnover                                                              23
Trustees and Officers                                                           24
Investment Adviser and Sub-Advisers                                             28
Portfolio Managers                                                              37
Principal Underwriter                                                           46
Administration Agreement                                                        46
Accounting Agreement                                                            46
Code of Ethics                                                                  48
Description of Shares                                                           48
Control Persons and Principal Holders of Securities                             49
Rule 12b-1 Plan                                                                 55
Revenue Sharing                                                                 55
Valuation of Portfolio Securities                                               56
Portfolio Holdings Disclosure                                                   56
Purchase and Redemption Information                                             57
Custodian and Transfer Agent                                                    58
Independent Registered Public Accounting Firm                                   58
Financial Statements                                                            58
Taxes                                                                           58
APPENDIX A                                                                      60
APPENDIX B                                                                      62
APPENDIX C                                                                     109

Description of the Trust and the Funds

Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the
Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003. Each fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. Each of the funds except the LVIP Marsico
International Growth Fund, LVIP Cohen & Steers Global Real Estate Fund and the
funds of funds is diversified within the meaning of the Investment Company Act of 1940 (1940 Act). References to adviser in this SAI include both Lincoln
Investment Advisors Corporation (LIA) and a fund's sub-adviser unless the context otherwise indicates.

Fundamental Investment Restrictions
The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:

1. Change its investment objective, except for the LVIP Capital Growth Fund,
   LVIP Cohen & Steers Global Real Estate Fund, LVIP Columbia Value
   Opportunities Fund, LVIP Marsico International Growth Fund, LVIP MFS Value
   Fund, LVIP Mid-Cap Value Fund, LVIP SSgA S&P 500 Index Fund, LVIP SSgA
   Small-Cap Index Fund, LVIP T. Rowe Price Growth Stock Fund, LVIP Templeton
   Growth Fund, LVIP Turner Mid-Cap Growth Fund and the Target Maturity
   Profile Funds.

2. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit, except for the LVIP Cohen & Steers
   Global Real Estate Fund.

3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

4. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

7. Make loans of any security or make any other loan if, as a result, more than
   33 1|M/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

8. (Except for the Risk-based Profile Funds, Target Maturity Profile Funds,
   LVIP Cohen & Steers Global Real Estate Fund and LVIP Marsico International
   Growth Fund) with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer;
   except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or
   (ii) securities of other investment companies.

Additional Investment Strategies and Risks
The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion.
Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Investment Strategies Available to All Funds

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers'
acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral.
However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. Government Securities. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage
Association (GNMA) certificates and Federal Housing Administration (FHA)
debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers
Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit
Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities
(STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently.
Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal
Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts
(TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not
be deemed U.S. Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the
U.S. Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of
1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies. Each of the funds (except the Risk-based Profile Funds and Target Maturity Funds) has a policy that prohibits it from acquiring any securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section
12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the
U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Investment Strategies Available to All Funds Except LVIP Money Market Fund

Options on Securities. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.
A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss.
This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise
(in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so.
Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the
Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Spreads and Straddles. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously.
Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S.
Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into and maintain variation margin requirements. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged.
In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The fund does not intend to leverage the futures contracts.

Illiquid Investments. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. LIA will determine the liquidity of securities purchased by the funds, subject to oversight by the board of trustees.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines.

Borrowing. Each fund may borrow money to the extent permitted under the 1940
Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund. Money borrowed will be subject to interest costs and other fees, which could reduce a fund's return and may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

Pledging Assets. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing"
restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Foreign Currency Transactions. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.
Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency)
approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S.
dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.
Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago
Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.
The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited
to) the European Economic Community and the World Bank, or other issuers.

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United
States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service
(Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High Yield Fixed Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. Each fund (except the Money Market Fund) may invest up to 15% of its total assets in high yield bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to segregate securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.
Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United
States. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S.
dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets.
Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Temporary Defensive Strategies

In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.

Investment Strategies and Limitations Applicable to Certain Funds

Stock Index Futures (LVIP Columbia Value Opportunities Fund, LVIP Mid-Cap Value
Fund, LVIP SSgA Small-Cap Index Fund, LVIP T. Rowe Price Growth Stock Fund and
LVIP MFS Value Fund only). A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short"
position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities.
Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Mortgage-Related Securities (All funds except LVIP Capital Growth Fund, LVIP
Mid-Cap Value Fund, LVIP Money Market Fund, LVIP SSgA S&P 500 Index Fund, LVIP
SSgA Small-Cap Index Fund, LVIP Templeton Growth Fund and LVIP Turner Mid-Cap
Growth Fund). Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions.
A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.
Some mortgage-related securities, such as collateralized mortgage obligations
(or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security
(PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S.
Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities (All funds except LVIP Capital Growth, LVIP MFS Value
Fund, LVIP Mid-Cap Value Fund, LVIP Money Market Fund, LVIP SSgA S&P 500 Index
Fund, LVIP SSgA Small-Cap Index Fund, LVIP Templeton Growth Fund and LVIP
Turner Mid-Cap Growth Fund). Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Delayed Delivery and When-Issued Securities and Forward Commitments (LVIP
Capital Growth Fund, LVIP Columbia Value Opportunities Fund, LVIP Delaware Bond
Fund, LVIP Delaware Managed Fund, LVIP Janus Capital Appreciation Fund, LVIP
Marsico International Growth Fund, LVIP MFS Value Fund, LVIP Mid-Cap Value
Fund, LVIP SSgA S&P 500 Index Fund, LVIP SSgA Small-Cap Index Fund, LVIP T.
Rowe Price Growth Stock Fund, LVIP T. Rowe Price Structured Mid-Cap Growth
Fund, LVIP Templeton Growth Fund and LVIP Turner Mid-Cap Growth Fund only).
Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Special Situations (LVIP Janus Capital Appreciation Fund and LVIP T. Rowe Price
Structured Mid-Cap Growth Fund only). A fund may invest in certain securities under special situations. A special situation arises when, in the adviser's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

A fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.

Reverse Repurchase Agreements (LVIP Janus Capital Appreciation Fund and LVIP FI
Equity-Income Fund only). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time.
Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.

While a reverse repurchase agreement is outstanding, the fund will segregate appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the board of trustees, or its delegate, deems creditworthy. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

Swaps and Swaps-Related Products (LVIP Capital Growth Fund, LVIP Columbia Value
Opportunities Fund, LVIP Delaware Bond Fund, LVIP Delaware Managed Fund, LVIP
Janus Capital Appreciation Fund, LVIP FI Equity-Income Fund and LVIP UBS Global
Asset Allocation Fund only). A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

The fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, it will segregate the full amount of its obligations, accrued on a daily basis, with respect to the swap.
The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described previously.

Rights and Warrants (All funds except LVIP Delaware Bond Fund and LVIP Money
Market Fund). Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.

Loans and Other Direct Debt Instruments (LVIP Capital Growth Fund, LVIP
Columbia Value Opportunities Fund, LVIP FI Equity-Income Fund, LVIP Marsico
International Growth Fund, LVIP MFS Value Fund, LVIP Mid-Cap Value Fund, LVIP
SSgA S&P 500 Index Fund, LVIP SSgA Small-Cap Index Fund, LVIP T. Rowe Price
Growth Stock Fund, LVIP Templeton Growth Fund and LVIP Turner Mid-Cap Growth
Fund only). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates
(loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated.
Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.
Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Limitations on Futures and Options Transactions (LVIP FI Equity-Income Fund
only). The LVIP FI Equity-Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put option if, as a result, the fund's total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5%
of the fund's total assets. These limitations do not apply to securities that incorporate features similar to options.

Indexed Securities (LVIP FI Equity-Income Fund only). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United
States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Foreign Currency Denominated Cash (LVIP Mondrian International Value Fund
only). To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2%
and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10% of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets.

SEC Name Rule Requirement (LVIP Cohen & Steers Global Real Estate Fund, LVIP
Columbia Value Opportunities Fund, LVIP Delaware Bond Fund, LVIP FI
Equity-Income Fund, LVIP Mid-Cap Value Fund, LVIP SSgA S&P 500 Index Fund, LVIP
SSgA Small-Cap Index Fund, LVIP T. Rowe Price Growth Stock Fund and LVIP Turner
Mid-Cap Growth Fund only).

LVIP Cohen & Steers Global Real Estate Fund. The fund's policy of normally investing at least 80% of its assets in companies in the real estate industry is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP Delaware Bond Fund. The fund's policy of normally investing at least 80%
of its assets in debt securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP FI Equity-Income Fund. The fund's policy of normally investing at least
80% of its assets in equity securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP Mid-Cap Value Fund. The fund's policy of normally investing at least 80%
of its assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP SSgA S&P 500 Index Fund. The fund's policy of normally investing at least
80% of its assets in securities of stocks of companies included in the Russell
2000 Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the Russell
2000 is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP SSgA Small-Cap Index Fund. The fund's policy of normally investing at least 80% of its assets in securities of issuers included in the S&P 500 Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP T. Rowe Price Growth Stock Fund. The fund's policy of normally investing at least 80% of its assets in the common stocks of a diversified group of growth companies is a non-fundamental policy changeable only upon 60 days'
prior notice to shareholders.

LVIP Turner Mid-Cap Growth Fund. The fund's policy of normally investing at least 80% of its assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

Strategy Ranges (LVIP UBS Global Asset Allocation Fund only).

As set forth in the Prospectus, under normal market conditions, the LVIP UBS
Global Asset Allocation Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the LVIP UBS Global Asset Allocation Fund generally expects to allocate its assets among the various asset classes. The LVIP UBS Global
Asset Allocation Fund may exceed these Strategy Ranges and may modify them in the future.

Asset Class                                      Strategy Ranges
------------------------------------------------ ----------------
         U.S. Equities .........................       10 to 70%
         Global (Ex-U.S.) Equities .............        0 to 52%
         Emerging Market Equities ..............        0 to 13%
         U.S. Fixed Income .....................        0 to 51%
         Global (Ex-U.S.) Fixed Income..........        0 to 39%
         High Yield Fixed Income ...............        0 to 15%
         Emerging Market Debt ..................        0 to 12%
         Cash Equivalents ......................        0 to 50%

More About the LVIP SSgA S&P 500 Index Fund. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade and range and diversity of the
American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, State Street Global Advisors (SSgA), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the
S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SSgA does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SSgA makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities.
A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of any unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500
Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500
INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY
ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY
OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED
THEEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS
ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE
WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Portfolio Transactions and Brokerage
The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The sub-adviser of each fund currently provides investment advice to a number of other clients. It will be the practice of each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the sub-adviser considers are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts.
Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the sub-adviser provides investment advice (including affiliates of the sub-adviser, as the case may
be).

On occasions when the sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that,as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the sub-adviser regards as a useful supplement of its own internal research capabilities.

Each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the sub-adviser; in addition, each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During
2007, the total amount of brokerage transactions directed to these brokers and the total commissions paid with respect to such transactions are set forth in the second table below. Research services furnished by brokers are for the benefit of all the clients of the sub-adviser and not solely or necessarily for the benefit of the fund. Each sub-adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to any sub-adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2007, December 31, 2006 and December
31, 2005, the funds incurred brokerage commissions as follows:

Brokerage and Research Services

                                                                         2007              2006         2005
                                                                ---------------------- ------------ -----------
         LVIP Baron Growth Opportunties Fund ..................          150,833            N/A         N/A
         LVIP Capital Growth Fund .............................          243,967          211,175      185,964
         LVIP Cohen & Steers Global Real Estate Fund ..........          536,842            N/A         N/A
         LVIP Columbia Value Opportunities Fund ...............          165,007*          92,873       74,033
         LVIP Delaware Bond Fund ..............................           94,251*          28,936       16,386
         LVIP Delaware Growth and Income Fund .................        1,348,786        1,375,770    1,045,069
         LVIP Delaware Managed Fund ...........................          425,387*         295,399      276,534
         LVIP Delaware Social Awareness Fund ..................          528,076**        775,400      660,658
         LVIP Delaware Special Opportunities Fund .............          236,509          233,717      205,598
         LVIP FI Equity-Income Fund (a) .......................          971,770**      1,749,264    2,983,083
         LVIP Janus Capital Appreciation Fund .................        1,126,830*****     636,934      944,069
         LVIP Marsico International Growth Fund ...............          464,935***       332,993      206,571
         LVIP MFS Value Fund ..................................          136,844**        217,452      146,991
         LVIP Mid-Cap Value Fund ..............................          139,489*,***      52,740       47,670
         LVIP Mondrian International Value Fund ...............          173,191****      245,183      277,515
         LVIP Money Market Fund ...............................        N/A                  N/A         N/A
         LVIP SSgA S&P 500 Index Fund .........................           43,124***        12,016        8,810
         LVIP SSgA Small-Cap Index Fund .......................          264,523          281,626      159,957
         LVIP T. Rowe Price Growth Stock Fund .................          160,088*          69,615       80,375
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund ....          111,033           93,652      101,705
         LVIP Templeton Growth Fund ...........................          101,405***        66,891       65,077
         LVIP Turner Mid-Cap Growth Fund ......................           67,608           73,601       67,905
         LVIP UBS Global Asset Allocation Fund (b) ............          236,058          209,160      212,093
         LVIP Wilshire Conservative Profile Fund ..............        N/A                  N/A         N/A
         LVIP Wilshire Moderate Profile Fund ..................        N/A                  N/A         N/A
         LVIP Wilshire Moderately Aggressive Profile Fund .....        N/A                  N/A         N/A
         LVIP Wilshire Aggressive Profile Fund ................        N/A                  N/A         N/A
         LVIP Wilshire 2010 Profile Fund ......................        N/A                  N/A         N/A
         LVIP Wilshire 2020 Profile Fund ......................        N/A                  N/A         N/A
         LVIP Wilshire 2030 Profile Fund ......................        N/A                  N/A         N/A
         LVIP Wilshire 2040 Profile Fund ......................        N/A                  N/A         N/A

(a) of which $7,402 (0.76%), $7,169 (0.41%), and $24,925 (0.84%) was paid to
    Fidelity Capital Markets ("FCM"), an affiliate of Fidelity Management &
    Research Company, in 2007, 2006 and 2005 respectively.

(b) of which $651 (0.28%), $2,601 (1.24%) and $2,577 (1.22%) was paid to UBS
   Securities LLC, an affiliate of UBS AG, in 2007, 2006 and 2005 respectively.

* In 2007, portfolio brokerage increased due to the fund's higher annual portfolio turnover.

** In 2007, portfolio brokerage decreased due to the fund's lower annual portfolio turnover.

*** In 2007, portfolio brokerage increased due to the fund's increased cash flow activity.

**** In 2007, portfolio brokerage decreased due to the sub-adviser's ability to negotiate significantly lower commission rates.

***** In 2007, portfolio brokerage increased due to the fund's higher annual portfolio turnover. Howerver, Janus (the fund's sub-adviser) reimburesed the fund for a portion of the brokerage commission in connection with noted portfolio manager changes.

During the fiscal year ended December 31, 2007, the adviser or sub-adviser, as appropriate, for each of the following funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:

                                                                           Related Brokerage
                                                           Transactions       Commissions
                                                         ---------------- ------------------
           LVIP Baron Growth Opportunities Fund ........     65,870,708          117,674
           LVIP Capital Growth Fund ....................     22,430,553           12,041
           LVIP Cohen & Steers Global Real Estate Fund .      1,733,202           23,946
           LVIP Columbia Value Opportunities Fund ......        N/A               N/A
           LVIP Delaware Growth and Income Fund ........  1,113,621,603        1,175,137
           LVIP Delaware Managed Fund ..................    240,522,128          282,497
           LVIP Delaware Social Awareness Fund .........    371,275,894          453,808
           LVIP Delaware Special Opportunities Fund ....    142,777,491          209,927
           LVIP FI Equity-Income Fund ..................        N/A               N/A
           LVIP Janus Capital Appreciation Fund ........        N/A               N/A
           LVIP Marsico International Growth Fund ......    321,323,971           60,174
           LVIP MFS Value Fund .........................     46,114,199           40,253
           LVIP Mid-Cap Value Fund .....................      9,632,519            6,342
           LVIP Mondrian International Value Fund ......        N/A               N/A
           LVIP Money Market Fund ......................        N/A               N/A
           LVIP SSgA S&P 500 Index Fund ................        N/A               N/A
           LVIP SSgA Small-Cap Index Fund ..............        N/A               N/A
           LVIP T. Rowe Price Growth Stock Fund ........        N/A               N/A
           LVIP T. Rowe Price Structured Mid-Cap Growth Fund    N/A               N/A
           LVIP Templeton Growth Fund ..................     27,562,101           24,761
           LVIP Turner Mid-Cap Growth Fund .............      6,417,063            4,764
           LVIP UBS Global Asset Allocation Fund .......     38,080,863           39,100
           LVIP Wilshire Conservative Profile Fund .....        N/A               N/A
           LVIP Wilshire Moderate Profile Fund .........        N/A               N/A
           LVIP Wilshire Moderately Aggressive Profile Fund     N/A               N/A
           LVIP Wilshire Aggressive Profile Fund .......        N/A               N/A
           LVIP Wilshire 2010 Profile Fund .............        N/A               N/A
           LVIP Wilshire 2020 Profile Fund .............        N/A               N/A
           LVIP Wilshire 2030 Profile Fund .............        N/A               N/A
           LVIP Wilshire 2040 Profile Fund .............        N/A               N/A

Purchases of Securities of "Regular" Brokers or Dealers

As of December 31, 2007, the following funds held securities issued by their
"regular" broker-dealers or the parent companies of their "regular"
broker-dealers:

                                               Value of Securities
                                                  of "Regular"
                                                 Broker-Dealers
                                              --------------------
  LVIP Baron Growth Opportunities Fund                N/A

  LVIP Capital Growth Fund

  Goldman Sachs Group ....................... $ 3,929,000

  LVIP Cohen & Steers Global Real Estate Fund         N/A

  LVIP Columbia Value Opportunties Fund               N/A

  LVIP Delaware Bond Fund                             N/A

                                            Value of Securities
                                               of "Regular"
                                              Broker-Dealers
                                           --------------------
  Morgan Stanley .........................      $ 8,585,000
  CS First Boston ........................      $ 2,204,000
  Lehman Brothers ........................      $ 3,989,000
  Goldman Sachs ..........................      $44,033,000
  Bank of America ........................      $38,500,000
  Merrill Lynch ..........................      $ 1,407,000
  JP Morgan Securities Inc. ..............      $31,371,000

  LVIP Delaware Growth and Income Fund

  Bank of America ........................      $31,634,000
  Citigroup ..............................      $16,154,000
  JP Morgan Chase ........................      $28,551,000
  Morgan Stanley .........................      $18,259,000

  LVIP Delaware Managed Fund
  Bank of America ........................      $ 8,524,000
  Citigroup ..............................      $ 2,529,000
  JP Morgan Chase ........................      $ 4,605,000
  Morgan Stanley .........................      $   990,000
  Goldman Sachs ..........................      $ 3,412,000
  Credit Suisse First Boston Corp ........      $   220,000
  Lehman Brothers ........................      $ 1,302,000
  JP Morgan Securities Inc. ..............      $ 3,216,000

  LVIP Delaware Social Awareness Fund

  Bank of America ........................      $30,499,000

  LVIP Delaware Special Opportunities Fund          N/A

  LVIP FI Equity Income Fund

  Citigroup, Inc. ........................      $16,374,000
  JP Morgan Chase & Co. ..................      $ 4,077,000
  BNY Brokerage, Inc.. ...................      $10,800,000

  LVIP Janus Capital Appreciation Fund

  JP Morgan. .............................      $ 9,799,000

  LVIP Marsico International Growth Fund

  Credit Suisse Group ....................      $ 3,876,000

  LVIP MFS Value Fund

  BNY Brokerage, Inc. ....................      $ 6,323,000
  Citigroup ..............................      $ 4,546,000
  Goldman Sachs ..........................      $ 5,288,000
  Lehman Brothers ........................      $ 1,906,000
  Merrill Lynch ..........................      $ 2,299,000
  UBS ....................................      $ 4,965,000

                                                     Value of Securities
                                                        of "Regular"
                                                       Broker-Dealers
                                                    --------------------
  LVIP Mid-Cap Value Fund

  Citigroup .......................................      $   877,000

  LVIP Mondrian International Value Fund                     N/A

  LVIP Money Market Fund

  Bank of America .................................      $ 9,944,000
  Morgan Stanley ..................................      $27,082,000

  LVIP SSgA S&P 500 Index Fund

  BNY Brokerage, Inc. .............................      $ 2,208,000
  Citigroup .......................................      $ 6,023,000
  Goldman Sachs ...................................      $ 3,487,000
  JP Morgan .......................................      $ 5,900,000
  Lehman Brothers .................................      $ 1,392,000
  Merrill Lynch ...................................      $ 1,852,000
  Morgan Stanley ..................................      $ 2,237,000

  LVIP SSgA Small-Cap Index Fund                             N/A

  LVIP T. Rowe Price Growth Stock Fund

  Goldman Sachs. ..................................      $ 1,430,000
  Morgan Stanley ..................................      $   802,000

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund          N/A

  LVIP Templeton Growth Fund

  Morgan Stanley ..................................      $   701,000
  UBS .............................................      $ 1,902,000

  LVIP Turner Mid-Cap Growth Fund                            N/A

  LVIP UBS Global Asset Allocation Fund
  BNY Brokerage, Inc. .............................      $ 2,887,000
  Citigroup, Inc. .................................      $ 4,592,000
  Credit Suisse ...................................      $ 1,006,000
  Goldman Sachs Group .............................      $   615,000
  JP Morgan Chase .................................      $ 5,587,000
  Lehman Brothers .................................      $   269,000
  Merrill Lynch ...................................      $   107,000
  Morgan Stanley ..................................      $ 4,536,000

  LVIP Wilshire Conservative Profile Fund                    N/A

  LVIP Wilshire Moderate Profile Fund                        N/A

                                                      Value of Securities
                                                         of "Regular"
                                                        Broker-Dealers
                                                     --------------------

  LVIP Wilshire Moderately Aggressive Profile Fund           N/A

  LVIP Wilshire Aggressive Profile Fund                      N/A

  LVIP Wilshire 2010 Profile Fund                            N/A

  LVIP Wilshire 2020 Profile Fund                            N/A

  LVIP Wilshire 2030 Profile Fund                            N/A

  LVIP Wilshire 2040 Profile Fund                            N/A

*Denotes inclusion of fixed-income securities.

No Commissions to Finance Distribution

The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a)
fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.

Commission Recapture Program

All funds, except LVIP Delaware Bond Fund, LVIP Money Market Fund and the LVIP
Wilshire Risk-based and Target Maturity Profile Funds, have entered into a commission recapture program with Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the funds. The LVIP FI Equity-Income Fund, sub-advised by Pyramis Global Advisors, LLC, a subsidiary of FMR, has entered into a similar brokerage commission recapture program with FMR. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Russell and
FMR, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a fund to participate, or continue to participate, in the commission recapture program.

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets (except for the LVIP Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

In 2007, the portfolio turnover of the LVIP Columbia Value Opportunities Fund increased from 54% to 152%. The increase was due to a change in sub-adviser, which became effective October 15, 2007. The fund does not anticipate that the high turnover experienced in 2007 will continue under normal market conditions.

In 2007, the portfolio turnover of the LVIP FI Equity-Income Fund declined from
199% to 141%. The high turnover in 2006 was due to a change in portfolio manager, which became effective July 1, 2006. The turnover rate that the fund experienced in 2007 is representative of the sub-adviser's investment style.

In 2007, the portfolio turnover of the LVIP Janus Capital Appreciation Fund increased from 99% to 123%. The increase was due to changes in portfolio managers, which became effective May 29, 2007 and November 1, 2007. The fund does not anticipate that the high turnover rate will continue under normal market conditions.

In 2007, the portfolio turnover of the LVIP MFS Value Fund declined from 164%
to 22%. The high turnover in 2006 was due to a change in sub-adviser, which became effective in November 15, 2006. The turnover rate that the fund experienced in 2007 is representative of the sub-adviser's investment style.

In 2007, the portfolio turnover of the LVIP Turner Mid-Cap Growth Fund increased from 156% to 199%. In 2007, the portfolio turnover of the LVIP
Mid-Cap Value Fund increased from 52% to 71%. In 2007, the portfolio turnover of the LVIP S&P 500 Index Fund increased from 4% to 25%. These increases were due to significant cash inflows during 2007.

In 2007, the portfolio turnover of the LVIP Small-Cap Index Fund decreased from
222% to 119%. The low turnover in 2007 was due to a change in investment objective from active management to passive management, which became effective
April 30, 2007.

Trustees and Officers

The Board of Trustees oversees the management of each fund and elects the
Trust's officers. The trustees have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the funds is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested
Trustees." Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of
Stockholders of the funds on April 5, 2007 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the thirty-one funds of the Trust and Lincoln
National Variable Annuity Fund A.

Interested Trustees

                           Position(s)        Term of Office
Name, Address and           Held With         and Length of
Year of Birth                the Fund          Time Served
------------------------ --------------- -----------------------
Kelly D. Clevenger*      Chairman,       Chairman since August
1300 S. Clinton Street   President and   1995; President and
Fort Wayne, IN 46802     Trustee         Trustee since
YOB: 1952                                November 1994.

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Year of Birth                      Five Years             Trustee           Held by Trustee
------------------------ ----------------------------- ------------- ----------------------------
Kelly D. Clevenger*      Vice President, The Lincoln        32       Lincoln Retirement Services
1300 S. Clinton Street   National Life Insurance                     Company, LLC
Fort Wayne, IN 46802     Company; Executive Vice
YOB: 1952                President, Lincoln
                         Retirement Services
                         Company, LLC

* Kelly D. Clevenger, currently Chairman and President of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln
Life.

Independent Trustees

                                                                                          Number of
                                                                                           Funds in
                                                                      Principal              Fund
                          Position(s)      Term of Office           Occupation(s)          Complex            Other Board
Name, Address and          Held With       and Length of             During Past         Overseen by          Memberships
Year of Birth               the Fund        Time Served              Five Years            Trustee          Held by Trustee
------------------------ ------------- --------------------- -------------------------- ------------- ---------------------------
Michael D. Coughlin      Trustee       Trustee since April   Management Consultant,          32       Merrimack County Savings
1300 S. Clinton Street                 2007                  Owner of Coughlin                        Bank; Trustee of Merrimack
Fort Wayne, IN 46802                                         Associates                               Bankcorp, MHC.
YOB: 1942
Nancy L. Frisby          Trustee       Trustee since April   Retired,Formerly: Senior        32                   N/A
1300 S. Clinton Street                 1992.                 Vice President and Chief
Fort Wayne, IN 46802                                         Financial Officer, Desoto
YOB: 1941                                                    Memorial Hospital

                          Position(s)       Term of Office
Name, Address and          Held With         and Length of
Year of Birth               the Fund          Time Served
------------------------ ------------- ------------------------
Elizabeth S. Hager       Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon            Trustee       Trustee since February
1300 S. Clinton Street                 2006; formerly:
Fort Wayne, IN 46802                   Advisory Trustee since
YOB: 1948                              November 2004
Thomas D. Rath           Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella        Trustee       Trustee since February
1300 S. Clinton Street                 1998.
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Trustee       Trustee since August
1300 S. Clinton Street                 2004.
Fort Wayne, IN 46802
YOB: 1943

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex            Other Board
Name, Address and                 During Past           Overseen by          Memberships
Year of Birth                      Five Years             Trustee          Held by Trustee
------------------------ ----------------------------- ------------- --------------------------
Elizabeth S. Hager       State Representative, State        32                   N/A
1300 S. Clinton Street   of New Hampshire;
Fort Wayne, IN 46802     Executive Director, United
YOB: 1944                Way of Merrimack County
Gary D. Lemon            Professor of Economics             32                   N/A
1300 S. Clinton Street   and Management, DePauw
Fort Wayne, IN 46802     University
YOB: 1948
Thomas D. Rath           Managing Partner, Rath,            32       Associated Grocers of New
1300 S. Clinton Street   Young, and Pignatelli                       England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella        President Emeritus, Indiana        32       Advisory Board of Harris
1300 S. Clinton Street   Health Association,                         Bank
Fort Wayne, IN 46802     Formerly: President,
YOB: 1943                Indiana Hospital & Health
                         Association
David H. Windley         Retired, Formerly: Director        32       Meridian Investment
1300 S. Clinton Street   of Blue & Co., LLC                          Advisors, Inc.
Fort Wayne, IN 46802
YOB: 1943

Officers Who Are Not Trustees

                                                                                                    Number of
                                                                                                     Funds in
                                                                               Principal               Fund
                             Position(s)         Term of Office              Occupation(s)           Complex       Other Board
Name, Address and             Held With           and Length of               During Past          Overseen by     Memberships
Year of Birth                 the Fund             Time Served                Five Years             Trustee     Held by Trustee
------------------------ ------------------ ------------------------ ---------------------------- ------------- ----------------
Kevin J. Adamson         Second Vice        Second Vice President    Second Vice President,            N/A             N/A
1300 S. Clinton Street   President          since May 2006           Director of Funds
Fort Wayne, IN 46802                                                 Management, The Lincoln
YOB: 1966                                                            National Life Insurance
                                                                     Company; Formerly:
                                                                     Director of Financial
                                                                     Operations, Swiss Re/
                                                                     Lincoln Re
William P. Flory, Jr.    Second Vice        Second Vice President    Second Vice President and         N/A             N/A
1300 S. Clinton Street   President and      since August 2007 and;   Director of Separate
Fort Wayne, IN 46802     Chief Accounting   Chief Accounting         Account Operations and
YOB: 1961                Officer            Officer since May 2006   Mutual Fund
                                                                     Administration, The Lincoln
                                                                     National Life Insurance
                                                                     Company; Formerly:
                                                                     Second Vice President and
                                                                     Director of Corporate
                                                                     Procurement and Assistant
                                                                     Vice President of Separate
                                                                     Account Operations and
                                                                     Mutual Fund
                                                                     Administration, The Lincoln
                                                                     National Life Insurance
                                                                     Company
Cynthia A. Rose          Secretary          Secretary since          Secretary; Formerly:              N/A             N/A
1300 S. Clinton Street                      February 1995            Secretary and Assistant
Fort Wayne, IN 46802                                                 Vice President, The Lincoln
YOB: 1954                                                            National Life Insurance
                                                                     Company.

                                                                                                  Number of
                                                                                                   Funds in
                                                                             Principal               Fund
                            Position(s)        Term of Office              Occupation(s)           Complex       Other Board
Name, Address and            Held With          and Length of               During Past          Overseen by     Memberships
Year of Birth                the Fund            Time Served                Five Years             Trustee     Held by Trustee
------------------------ ---------------- ------------------------ ---------------------------- ------------- ----------------
Michael O. Schulitz      Second Vice      Second Vice President    Second Vice President,            N/A             N/A
Metro Center             President        since August 2007        Product Marketing, The
350 Church Street                                                  Lincoln National Life
Hartford, CT 06103                                                 Insurance Company
YOB: 1968
Rise` C. M. Taylor       Vice President   Vice President since     Vice President and                N/A             N/A
1300 S. Clinton Street   and Treasurer    August 2003 and          Treasurer, The Lincoln
Fort Wayne, IN 46802                      Treasurer since May      National Life Insurance
YOB: 1967                                 2006                     Company; Vice President
                                                                   and Treasurer, Lincoln Life
                                                                   & Annuity Company of
                                                                   New York
David A. Weiss           Assistant Vice   Assistant Vice           Assistant Vice President,         N/A             N/A
One Granite Place        President        President since August   Funds Management
Concord, NH 03301                         2007                     Research, The Lincoln
YOB: 1976                                                          National Life Insurance
                                                                   Company; Formerly:
                                                                   Director, Funds
                                                                   Management Research;
                                                                   Mutual Fund/Securities
                                                                   Analyst; Senior Mutual
                                                                   Fund Analyst, Jefferson
                                                                   Pilot Corp.
John (Jack) A.           Chief            Chief Compliance         Vice President for Fund           N/A             N/A
Weston                   Compliance       Officer since May 2007   and Advisor Compliance,
One Granite Place        Officer                                   The Lincoln National Life
Concord, NH 03301                                                  Insurance Company;
YOB: 1959                                                          Treasurer, Jefferson Pilot
                                                                   Variable Fund, Inc.

Board Committees

The Board of Trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the Board of
Trustees and for reporting the result of their activities to the board. The
Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the board's responsibility to shareholders of the funds and others relating to oversight of fund accounting, the funds' systems of control, the funds' process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the funds. The members of the Audit Committee include independent trustees:
Nancy L. Frisby, Elizabeth S. Hagar, and David H. Windley. The Audit Committee
met five times during the last fiscal year.

Effective January 1, 2008, the board of trustees established an Investment
Committee, which is responsible for overseeing underperforming or troubled funds and for performing certain contract renewal tasks as requested by the board. The members of the Investment Committee are: Michael D. Coughlin, Gary
D. Lemon and Thomas D. Rath.

On February 23, 2004, the Board of Trustees established a Nominating and
Governance Committee. The current members of the committee are: Nancy L.
Frisby, Elizabeth S. Hager, Kenneth G. Stella and David H. Windley. The
Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Nominating and Governance Committee met two times during the last fiscal year. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and Governance Committee, c/o The Lincoln National Life
Insurance Company.

Ownership of Securities

As of December 31, 2007 the trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. As of December 31,
2007, the dollar range of equity securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:

                             Interested Trustees

Name of Trustee                  Dollar Range of Equity Securities in the Funds
-------------------- ---------------------------------------------------------------------
Kelly D. Clevenger   LVIP T. Rowe Price Structured Mid-Cap Growth Fund - $10,001-$50,000

                         Aggregate Dollar Range of Equity
                      Securities in All Registered Investment
                         Companies Overseen by Trustee in
Name of Trustee           Family of Investment Companies
-------------------- ----------------------------------------
Kelly D. Clevenger   $10,001-$50,000

Independent Trustees

                                                                                      Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered Investment
                                                                                      Companies Overseen by Trustee in
Name of Trustee             Dollar Range of Equity Securities in the Funds             Family of Investment Companies
-------------------- ------------------------------------------------------------ ----------------------------------------
Nancy L. Frisby         LVIP Delaware Growth & Income Fund - $50,001-$100,000                  Over $100,000
                            LVIP Delaware Managed Fund - $50,001-$100,000
                        LVIP Delaware Social Awareness Fund - $50,001-$100,000
                     LVIP Delaware Special Opportunities Fund - $50,001-$100,000
                           LVIP SSgA Small Cap Index Fund - $10,001-$50,000
Elizabeth S. Hager       LVIP Delaware Growth & Income Fund - $10,001-$50,000               $ 10,001-$50,000
                        LVIP Delaware Social Awareness Fund - $10,001-$50,000
                          LVIP Janus Capital Appreciation Fund - $1-$10,000
                       LVIP Mondrian International Value Fund - $10,001-$50,000
Gary D. Lemon            LVIP Delaware Growth & Income Fund - $10,001-$50,000               $ 10,001-$50,000
Kenneth G. Stella       LVIP Delaware Social Awareness Fund - $50,001-$100,000                 Over $100,000
                     LVIP Delaware Special Opportunities Fund - $50,001-$100,000
David H. Windley        LVIP Delaware Social Awareness Fund - $10,001-$50,000               $50,001-$100,000
                      LVIP Delaware Special Opportunities Fund - $10,001-$50,000

The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2007:

                              Compensation Table

                                     Aggregate Compensation      Total Compensation From the
Name of Person, Position                 From the Trust            Trust And Fund Complex
--------------------------------    ------------------------    ----------------------------
  Michael D. Coughlin, Trustee               $33,698                       $33,767
  Nancy L. Frisby, Trustee                    40,716                        44,500
  Elizabeth S. Hager, Trustee                 31,898                        31,967
  Gary D. Lemon, Trustee                      34,760                        38,500
  Thomas D. Rath, Trustee                     31,898                        31,967
  Kenneth G. Stella, Trustee                  41,208                        45,000
  David H. Windley, Trustee                   34,760                        38,500

Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Investment Advisors Corporation (LIA) is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is
1300 South Clinton Street, Fort Wayne, Indiana 46802. LIA (or its predecessors)
has served as an investment adviser to mutual funds for over 20 years.

Prior to April 30, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers -  DMC and JPIA. As part of an effort to streamline the investment management operations, JPIA (now LIA) became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The advisory fee rates paid by both the Standard Class and the Service Class of each fund to LIA are set forth in the following table:

                                                                         Annual Fee Rate Based on
Fund                                                                     Average Daily Net Asset Value
------------------------------------------------------------------------ ------------------------------------------------
         LVIP Baron Growth Opportunities Fund .......................... 1.00% of the average daily net assets.
         LVIP Capital Growth Fund ...................................... .75 of 1% of the first $100 million;
                                                                         .70 of 1% of the next $150 million;
                                                                         .65 of 1% of the next $750 million;
                                                                         and 0.60 of 1 %of the excess over $1 billion.
         LVIP Cohen & Steers Global Real Estate Fund ................... .95 of 1% of average daily net assets.
         LVIP Columbia Value Opportunities Fund ........................ 1.05 of 1% of the first $60 million;
                                                                         .75 of 1% of the next $90 million;
                                                                         and .65 of 1 % of the excess over $150 million.
         LVIP FI Equity-Income Fund .................................... .75 of 1% of the first $500 million; and
                                                                         .70 of 1% of the excess over $500 million.
         LVIP Janus Capital Appreciation Fund .......................... .75 of 1% of the first $500 million; and
                                                                         .70 of 1% of the excess over $500 million.
         LVIP Marsico International Growth Fund ........................ 1.00 of 1% of the first $50 million;
                                                                         .95 of 1% of the next $50 million;
                                                                         .90 of 1% of the next $50 million;
                                                                         .85 of 1% of the next $100 million;
                                                                         and .80 of 1 % of the excess over $250 million.
         LVIP MFS Value Fund ........................................... .75 of 1% of the first $75 million;
                                                                         .70 of 1% of the next $75 million;
                                                                         .65 of 1% of the next $50 million;
                                                                         and .60 of 1 % of the excess over $200 million.
         LVIP Mid-Cap Value Fund ....................................... 1.05 of 1% of the first $25 million;
                                                                         .95 of 1% of the next $25 million;
                                                                         .85 of 1% of the next $50 million;
                                                                         .75 of 1% of the next $150 million;
                                                                         and .70 of 1 % of the excess over $250 million.
         LVIP Mondrian International Value Fund ........................ .90 of 1% of the first $200 million;
                                                                         .75 of 1% of the next $200 million; and
                                                                         .60 of 1% in excess over $400 million.
         LVIP SSgA S&P 500 Index Fund .................................. .24 of 1% of the first $500 million;
                                                                         .20 of 1% of the next $500 million and
                                                                         .16 of 1% of the excess over $1 billion.
         LVIP SSgA Small-Cap Index Fund ................................ .32 of 1% of the average daily net asset value.
         LVIP T. Rowe Price Growth Stock Fund .......................... .80 of 1% of the first $50 million;
                                                                         .75 of 1% of the next $50 million;
                                                                         .70 of 1% of the next $150 million;
                                                                         .65 of 1% of the next $250 million;
                                                                         and .60 of 1 % of the excess over $500 million.
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund ............. .75 of 1% of the first $200 million;
                                                                         .70 of 1% of the next $200 million; and
                                                                         .65 of 1% of the excess over $400 million.
         LVIP Templeton Growth Fund .................................... .75 of 1% of the first $200 million;
                                                                         .65 of 1% of the next $300 million;
                                                                         and .60 of 1 % of the excess over $500 million.
         LVIP Turner Mid-Cap Growth Fund ............................... .90 of 1% of the first $25 million;
                                                                         .85 of 1% of the next $50 million;
                                                                         .80 of 1% of the next $75 million;
                                                                         .70 of 1% of the next $100 million;
                                                                         and .65 of 1 % of the excess over $250 million.
         LVIP UBS Global Asset Allocation Fund ......................... .75 of 1% of the first $200 million;
                                                                         .70 of 1% of the next $200 million; and
                                                                         .68 of 1% of the excess over $400 million.
         LVIP Wilshire Risk-based and Target Maturity Profile Funds .... .25 of 1% of the average daily net assets.
         All other funds ............................................... .48 of 1% of the first $200 million;
                                                                         .40 of 1% of the next $200 million; and
                                                                         .30 of 1% in excess over $400 million.

During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services with respect to each fund and its predecessor fund:

Advisory Fees Paid by Each Fund and Its Predecessor Fund

                                                                         2007                  2006                2005
                                                                ---------------------- ------------------- -------------------
         LVIP Baron Growth Opportunities Fund .................    $   3,503,958*            N/A                 N/A
         LVIP Capital Growth Fund .............................        1,285,793          $  1,218,873        $  1,272,637
         LVIP Cohen & Steers Global Real Estate Fund ..........          982,793**           N/A                 N/A
         LVIP Columbia Value Opportunities Fund ...............          411,103               627,551             644,636
         LVIP Delaware Bond Fund ..............................        5,048,486+            4,524,648           4,117,866
         LVIP Delaware Growth and Income Fund .................        6,548,807+            6,566,459           6,951,395
         LVIP Delaware Managed Fund ...........................        2,259,427+            2,151,642           2,239,334
         LVIP Delaware Social Awareness Fund ..................        4,127,862+            4,150,171           4,049,125
         LVIP Delaware Special Opportunities Fund .............        3,018,843+            2,939,146           2,677,521
         LVIP FI Equity-Income Fund ...........................        5,337,877***+         5,575,570***        5,741,232***
         LVIP Janus Capital Appreciation Fund .................        4,161,942****+        3,885,527****       4,351,441****
         LVIP Marsico International Growth Fund ...............        1,609,500               867,262             412,791
         LVIP MFS Value Fund ..................................        1,314,354               695,445             631,413
         LVIP Mid-Cap Value Fund ..............................          840,185               532,800             450,440
         LVIP Mondrian International Value Fund ...............        7,304,877+            5,708,416           4,356,095
         LVIP Money Market Fund ...............................        2,921,509+            2,002,420           1,684,389
         LVIP SSgA S&P 500 Index Fund .........................          920,214               564,670             599,025
         LVIP SSgA Small-Cap Index Fund .......................          519,177               539,017             488,974
         LVIP T. Rowe Price Growth Stock Fund .................        1,169,089               665,652             678,312
         LVIP T. Rowe Price Structured Mid-Cap growth Fund ....        2,099,163+            2,117,324           1,920,473
         LVIP Templeton Growth Fund ...........................        1,549,522             1,091,453             950,411
         LVIP Turner Mid-Cap Growth Fund ......................          233,211*****          242,883             214,508
         LVIP UBS Global Asset Allocation Fund ................        2,466,251+            2,209,631           2,003,874
         LVIP Wilshire Conservative Profile Fund ..............          345,678+              173,118              20,621
         LVIP Wilshire Moderate Profile Fund ..................        1,503,942+              676,048              76,708
         LVIP Wilshire Moderately Aggressive Profile Fund .....        1,111,408+              445,889              48,854
         LVIP Wilshire Aggressive Profile Fund ................          301,665+              130,585              15,693
         LVIP Wilshire 2010 Profile Fund ......................            3,801             N/A                 N/A
         LVIP Wilshire 2020 Profile Fund ......................            8,420             N/A                 N/A
         LVIP Wilshire 2030 Profile Fund ......................            4,710             N/A                 N/A
         LVIP Wilshire 2040 Profile Fund ......................            2,486             N/A                 N/A

*  On June 5, 2007, the Baron Capital Asset Fund was acquired by the LVIP
   Baron Growth Opportunities Fund. This total includes management fees of
   $1,405,244 paid by the predecessor fund under a different advisory agreement.

** During the fiscal year ended December 31, 2007, the adviser waived fees for the LVIP Cohen & Steers Global Real Estate Fund totaling $227,478.

*** During the fiscal years ended December 31, 2007, 2006 and 2005, the adviser waived fees for the LVIP FI Equity-Income Fund totaling $458,817,
   $898,139 and $186,536 respectively.

**** During the fiscal years ended December 31, 2007, 2006 and 2005, the adviser waived fees for the LVIP Janus Capital Appreciation Fund totaling
   $ 733,530, $693,021, and $609,345 respectively.

***** During the fiscal year ended December 31, 2007, the adviser waived fees for the LVIP Turner Mid-Cap Growth Fund totaling $16,170.

+   Commencing on April 30, 2007, Lincoln Investment Advisors Corporation, a
   subsidiary of Lincoln National Corporation, replaced DMC as the funds'
   investment adviser. The portion of the 2007 payment attributed to DMC was
   $14,951,681. During this period, DMC waived fees totaling $371,655.

Pursuant to an Investment Management Agreement dated April 30, 2007 (the
Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

With respect to the LVIP Cohen & Steers Global Real Estate Fund, the adviser has contractually agreed to waive the following portion of its advisory fee:
0.22% on the first $250,000,000 of average daily net assets of the Fund; 0.32%
of the excess over $250,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April 30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

To help limit expenses, the adviser has contractually agreed to waive the following portion of its advisory fee for the LVIP T. Rowe Price Structured
Mid-Cap Growth Fund: 0.05% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April
30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the LVIP Janus Capital Appreciation Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.15%
of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next
$250,000,000 of average daily net assets of the Fund; 0.10% of the next
$250,000,000 of average daily net assets of the Fund; 0.15% of the next
$750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver agreement will continue at least through April 30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the LVIP FI Equity-Income Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first
$250,000,000 of average daily net assets of the Fund; 0.08% on the next
$500,000,000 of average daily net assets of the Fund; 0.13% on the excess over
$750,000,000 of average daily net assets of the Fund. This waiver will continue through at least April 30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the LVIP Turner Mid-Cap Growth Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.10%
on the first $25,000,000 of average daily net assets of the Fund; 0.05% of the next $50,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April 30, 2009 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the
Fund.

There can be no assurance that the above fee waivers will continue beyond the dates indicated.

Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each of the funds under its management. However, LIA has entered into sub-advisory agreements with several professional investment management firms.
These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions.
See the following table for more information about the sub-advisers and their fees:

Fund                                 Sub-Adviser
---------------------------- --------------------------
LVIP Baron Growth            BAMCO, Inc.
Opportunities Fund           767 Fifth Avenue
                             New York, NY 10153
LVIP Capital Growth Fund     Wellington Management
                             Company, LLP (Wellington
                             Management)
                             75 State Street
                             Boston Massachusetts
                             02109
LVIP Cohen & Steers Global   Cohen & Steers Capital
Real Estate Fund             Management, Inc.
                             280 Park Avenue)
                             New York, NY 10017
LVIP Columbia Value          Columbia Management
Opportunities Fund           Advisors, LLC.
                             One Financial Center
                             Boston, MA 02111
LVIP Delaware Bond Fund      Delaware Management
                             Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Growth and     Delaware Management
Income Fund                  Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103
LVIP Delaware Managed        Delaware Management
Fund                         Company (DMC)
                             2005 Market Street
                             Philadelphia, PA 19103

                                                        Annual Fee Rate Based On
Fund                                                  Average Daily Net Asset Value
---------------------------- ------------------------------------------------------------------------------
LVIP Baron Growth            0.50% of the fund's average daily net assets.
Opportunities Fund
LVIP Capital Growth Fund     0.45% of the first $100 million of the fund's average daily net assets; 0.40%
                             of the fund's average daily net assets over $100 million.
LVIP Cohen & Steers Global   0.55% on the first $150 million of the fund's average daily net assets; 0.45%
Real Estate Fund             on the next $100 million of the fund's average daily net assets; 0.35% on the excess of $250 million of the fund's average daily net assets.
LVIP Columbia Value          0.75% on the first $60 million of the fund's average daily net assets; 0.50%
Opportunities Fund           on the next $90 million of the fund's average daily net assets; 0.40% on the excess of $150 million of the fund's average daily net assets.
LVIP Delaware Bond Fund      0.18% of the fund's average daily net assets.
LVIP Delaware Growth and     0.20% of the fund's average daily net assets.
Income Fund
LVIP Delaware Managed        0.19% of the fund's average daily net assets.
Fund

Fund                                    Sub-Adviser
----------------------------- -------------------------------
LVIP Delaware Social          Delaware Management
Awareness Fund                Company (DMC)
                              2005 Market Street
                              Philadelphia, PA 19103
LVIP Delaware Special         Delaware Management
Opportunities Fund            Company (DMC)
                              2005 Market Street
                              Philadelphia, PA 19103
LVIP FI Equity-Income Fund    Pyramis Global Advisors,
                              LLC, a subsidiary of Fidelity
                              Management and Research
                              Company (FMR)
                              82 Devonshire Street
                              Boston, MA 02109
LVIP Janus Capital            Janus Capital Management
Appreciation Fund             LLC (Janus)
                              151 Detroit Street
                              Denver, CO 80206
LVIP Marsico International    Marsico Capital
Growth Fund                   Management, LLC (Marsico)
                              1200 17th Street, Suite 1600
                              Denver, Colorado 80202
LVIP MFS Value Fund           Massachusetts Financial
                              Services Company (MFS)
                              500 Boylston Street
                              Boston, Massachusetts
                              02116
LVIP Mid-Cap Value Fund       Wellington Management
                              75 State Street
                              Boston, Massachusetts
                              02109
LVIP Mondrian International   Mondrian Investment
Value Fund                    Partners Limited.
                              10 Gresham Street,
                              London, United Kingdom
                              EC2V 7JD
LVIP Money Market Fund        Delaware Management
                              Company (DMC)
                              2005 Market Street
                              Philadelphia, PA 19103
LVIP SSgA S&P 500 Index       SSgA Funds Management,
Fund                          Inc.
                              One Lincoln Street
                              Boston, MA 02111
LVIP SSgA Small-Cap Index     SSgA Funds Management,
Fund                          Inc.
                              One Lincoln Street
                              Boston, MA 02111
LVIP T. Rowe Price Growth     T. Rowe Price Associates,
Stock Fund                    Inc. (T. Rowe Price)
                              100 East Pratt Street
                              Baltimore, MD 21202
LVIP T. Rowe Price            T. Rowe Price Associates,
Structured Mid-Cap Growth     Inc. (T. Rowe Price)
Fund                          100 East Pratt Street
                              Baltimore, MD 21202

                                                          Annual Fee Rate Based On
Fund                                                   Average Daily Net Asset Value
----------------------------- -------------------------------------------------------------------------------
LVIP Delaware Social          0.20% of the fund's average daily net assets.
Awareness Fund
LVIP Delaware Special         0.20% of the fund's average daily net assets.
Opportunities Fund
LVIP FI Equity-Income Fund    0.45% on the first $250 million of the fund's average daily net assets; 0.40%
                              on the next $500 million of the fund's average daily net assets; and 0.35%
                              on any excess of the fund's average daily net assets over $750 million.*
LVIP Janus Capital            0.40% on the first $250 million of the fund's average daily net assets; 0.35%
Appreciation Fund             on the next $500 million of the fund's average daily net assets; 0.30% on the next $750 million of the fund's average daily net assets; and 0.25% on any excess of the fund's average daily net assets over $1.5 billion.
LVIP Marsico International    0.50% on the first $300 million of the fund's average daily net assets; 0.45%
Growth Fund                   on the next $100 million of the fund's average daily net assets; 0.40% on the next $600 million of the fund's average daily net assets; and 0.35% on any excess of the fund's average daily net assets over $1 billion.**
LVIP MFS Value Fund           0.40% on the first $250 million of the fund's average daily net assets; 0.35%
                              on the next $250 million of the fund's average daily net assets; and 0.325%
                              on any excess of the fund's average daily net assets over $500 million.
LVIP Mid-Cap Value Fund       0.75% on the first $25 million of the fund's average daily net assets; 0.65%
                              on the next $25 million of the fund's average daily net assets; 0.55% on the next $50 million of the fund's average daily net assets; and 0.45% on any excess of the fund's average daily net assets over $100 million.
LVIP Mondrian International   0.40% on the first $800 million of the fund's average daily net assets; 0.35%
Value Fund                    on the next $500 million of the fund's average daily net assets; and 0.30%
                              on any excess of the fund's average daily net assets over $1.3 billion.***
LVIP Money Market Fund        0.18% of the fund's average daily net assets.
LVIP SSgA S&P 500 Index       0.015% on the first $1 billion of the fund's average daily net assets; and
Fund                          0.01% on any excess of the fund's average daily net assets over $1 billion.
LVIP SSgA Small-Cap Index     0.03% on the first $500 million of the fund's average daily net assets; and
Fund                          0.02% on any excess of the fund's average daily net assets over $500 million.
LVIP T. Rowe Price Growth     0.40% on the first $250 million of the fund's average daily net assets;
Stock Fund                    0.375% on the next $250 million of the fund's average daily net assets; and
                              0.35% on any excess of the fund's average daily net assets over $500 million.
LVIP T. Rowe Price            0.50% for the first $250 million of the fund's average daily net assets; 0.45%
Structured Mid-Cap Growth     of the next $500 million of the fund's average daily net assets; and 0.40% of
Fund                          the excess of the fund's average daily net assets over $750 million.

Fund                                  Sub-Adviser
---------------------------- -----------------------------
LVIP Templeton Growth        Templeton Investment
Fund                         Counsel, LLC (Templeton)
                             500 East Broward
                             Boulevard, Suite 2100
                             Fort Lauderdale, Florida
                             33394
LVIP Turner Mid-Cap Growth   Turner Investment Partners,
Fund                         Inc.
                             1205 Westlakes Drive, Suite

                             Berwyn, Pennsylvania
                             19312
LVIP UBS Global Asset        UBS Global Asset
Allocation Fund              Management (Americas)
                             Inc.
                             (UBS Global AM)
                             One North Wacker Drive
                             Chicago, IL 60606
LVIP Wilshire Profile        Wilshire Associates
Funds:                       Incorporated (Wilshire)
Conservative Profile Fund    1299 Ocean Avenue
Moderate Profile Fund        Suite 700
Moderately Aggressive        Santa Monica, CA 90401
Profile Fund
Aggressive Profile Fund
2010 Profile Fund
2010 Profile Fund
2020 Profile Fund
2030 Profile Fund
2040 Profile Fund

                                                         Annual Fee Rate Based On
Fund                                                  Average Daily Net Asset Value
---------------------------- -------------------------------------------------------------------------------
LVIP Templeton Growth        0.50% for the first $200 million of the fund's average daily net assets;
Fund                         0.425% of the next $300 million of the fund's average daily net assets; and
                             0.40% of the excess of the fund's average daily net assets over $500 million.
LVIP Turner Mid-Cap Growth   0.50% on the first $150 million of the fund's average daily net assets; and
Fund                         0.45% on any excess of the fund's average daily net assets over $150 million.
LVIP UBS Global Asset        0.47% of the first $200 million of the fund's average daily net assets; 0.42%
Allocation Fund              of the next $200 million of the fund's daily net assets; and 0.40% of any excess of the fund's average daily net assets over $400 million.
LVIP Wilshire Profile        Each fund's pro-rata portion of the Profile Funds' combined net assets fee of:
Funds:                       0.08% of the first $500 million of the fund's average daily net assets; 0.06%
Conservative Profile Fund    of the fund's daily average net assets over $500 million but less than $1
Moderate Profile Fund        billion; 0.05% of the fund's daily net assets over $1 billion but less than $3
Moderately Aggressive        billion; and 0.04% of any excess of the fund's average daily net assets over
Profile Fund                 $3 billion.****
Aggressive Profile Fund
2010 Profile Fund
2010 Profile Fund
2020 Profile Fund
2030 Profile Fund
2040 Profile Fund

* Prior to September 1, 2006, the sub-advisory fee was the following: 0.48%
on the first $250,000,000 of the average daily net assets of the fund; 0.43% on the next $500,000,000 of average daily net assets of the fund; and 0.38% on any excess of the fund's average daily net assets over $750,000,000.

** Prior to December 15, 2007, the sub-advisory fee was the following: 0.50%
   of the average daily net assets of the fund.

*** Prior to May 1, 2008, the sub-advisory fee was the following: 0.20% of the average daily net assets of the fund.

**** Prior to April 30, 2007, the sub-advisory fee was the following: Each fund's pro-rata portion of the Profile Funds' combined net assets fee of:
   0.10% of the first $250 million; 0.06% over $250 million but less than $1 billion; 0.05% over $1 billion but less than $3 billion; 0.04% of the amount over $3 billion.

BAMCO, Inc., a New York corporation, is a wholly-owned subsidiary of Baron
Capital Group, Inc. ("BCG"). Mr. Ronald Baron, with his family, is the controlling stockholder of BCG and is BAMCO's chief investment officer.

Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), was founded in 1986 as the first U.S. investment adviser to focus on investing in real estate securities and is registered with the SEC. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc. a public company listed on the New York
Stock Exchange (NYSE: CNS).

Columbia Management Advisors, LLC. (Columbia Management) has more than $643 billion in assets under management and a history that dates back to the 1900s.
Columbia Management and its affiliates make up one of the largest and most experienced asset management companies. As the investment management division of Bank of America, Columbia Management seeks to leverage their scale and expertise to benefit their institutional clients.

DMC and its predecessors have been managing mutual funds since 1938. As of
December 31, 2007, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware Statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005
Market Street, Philadelphia, Pennsylvania 19103. DMBT is an indirect subsidiary of DMH. DMH is an indirect subsidiary, and subject to the ultimate control, of
LNC.

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings Corporation.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR
Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares.
Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company.
Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR
Corp.

Marsico is a registered investment adviser and a Delaware Limited Liability
Company. Marsico was formed in 1997, and provides investment management services to other mutual funds and private accounts. As of December 31, 2007,
Marsico had approximately $105.9 billion under management. Marsico is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company, which purchased Marsico from a subsidiary of Bank of America
Corporation effective December 14, 2007. Marsico Management Equity, LLC, through its subsidiaries, now own at least 88% of all common equity interests in Marsico on a fully diluted bases (including 100% of all voting interests).

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors
Trust. Net assets under the management of the MFS organization were approximately $197.7 billion as of December 31, 2007. MFS is a subsidiary of
Sun Life Financial Inc.

Mondrian Investment Partners Limited is owned by its current management and others, including various private investment firms affiliated with Hellman &
Friedman LLC, a private equity firm. Mondrian is registered as an investment adviser with the SEC and is regulated in the United Kingdom by the Financial
Services Authority. As of December 31, 2007, Mondrian managed approximately $64 billion in mutual fund institutional and separately managed accounts.

T. Rowe Price is one of the nation's largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price
Group, Inc., a publicly-traded financial services holding company. As of
December 1, 2007, T. Rowe Price had assets under management of approximately
$400 billion.

Templeton is a registered investment adviser and a Delaware Limited Liability
Company. Templeton is an indirect wholly-owned subsidiary of Franklin
Resources, Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $643.7 billion as of
December 31,2007.

Turner is a registered investment adviser. As of December 31, 2007, it had assets under management totaling approximately $29.1 billion. Turner is 100%
owned by its employees, including Robert E. Turner, who is the Chairman and controlling shareholder of Turner.

UBS Global AM, a Delaware corporation, is an investment adviser registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (UBS AG). UBS
AG is an internationally diversified organization headquartered in Zurich,
Switzerland, with operations in many areas of the financial services industry.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts
limited liability partnership with principal offices at 75 State Street,
Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.
Wellington Management and its predecessor organization have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington
Management had investment management authority with respect to approximately
$588 billion in assets.

Wilshire is 100% owned by key employees including Dennis A. Tito who beneficially owns a majority of the outstanding shares of the company. It is a global investment management, consulting and technology firm that offers customized, institutionally based solutions to meet the investment needs of its clients. Wilshire was formed in 1972 and as of December 31, 2007, the Wilshire
Funds Management business unit managed approximately $45.5 billion in assets.

During the last three years, sub-advisers received the following amounts for investment sub-advisory services with respect to the management of each fund and its predecessor fund. LIA, not the fund, pays all sub-advisory fees owed.

Sub-Advisory Fees Paid by the Adviser

                                                                        2007              2006            2005
                                                                  --------------- ------------------- -----------
         LVIP Baron Growth Opportunities Fund ...................    1,049,357+         N/A               N/A
         LVIP Capital Growth Fund ...............................      756,528           721,795         748,650
         LVIP Cohen & Steers Global Real Estate Fund* ...........      543,564          N/A               N/A
         LVIP Columbia Value Opportunities Fund .................      303,678++         480,048         482,116
         LVIP Delaware Bond Fund ................................    1,866,062          N/A               N/A
         LVIP Delaware Growth and Income Fund ...................    2,723,342          N/A               N/A
         LVIP Delaware Managed Fund .............................      757,939          N/A               N/A
         LVIP Delaware Social Awareness Fund ....................    1,604,838          N/A               N/A
         LVIP Delaware Special Opportunities Fund ...............    1,110,458          N/A               N/A
         LVIP FI Equity-Income Fund .............................    3,298,469         2,780,547+++    3,619,430
         LVIP Janus Capital Appreciation Fund ...................    2,081,157         1,960,366       2,396,678
         LVIP Marsico International Growth Fund .................      859,262           409,778         206,400
         LVIP MFS Value Fund ....................................      746,312           447,355++++     419,837
         LVIP Mid-Cap Value Fund ................................      568,940           363,245         311,931
         LVIP Mondrian International Value Fund .................    2,134,959         1,552,452       1,121,124
         LVIP Money Market Fund .................................    1,045,133          N/A               N/A
         LVIP SSgA S&P 500 Index Fund** .........................      100,000           117,639         116,464
         LVIP SSgA Small-Cap Index Fund** .......................      186,684           358,724         325,983
         LVIP T. Rowe Price Growth Stock Fund ...................      626,692           341,712         345,211
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund ......    1,409,399         1,414,319       1,289,427
         LVIP Templeton Growth Fund .............................    1,031,471           687,321         633,607
         LVIP Turner Mid-Cap Growth .............................      139,061           161,380         142,974
         LVIP UBS Global Asset Allocation Fund ..................    1,519,751         1,455,198       1,131,682
         LVIP Wilshire Conservative Profile Fund*** .............       88,342            65,640          34,553
         LVIP Wilshire Moderate Profile Fund*** .................      384,791           207,666          49,813
         LVIP Wilshire Moderately Aggressive Profile Fund*** ....      284,241           140,895          42,518
         LVIP Wilshire Aggressive Profile Fund*** ...............       77,115            52,248          33,592
         LVIP Wilshire 2010 Profile Fund* .......................          952          N/A               N/A
         LVIP Wilshire 2020 Profile Fund* .......................        2,114          N/A               N/A
         LVIP Wilshire 2030 Profile Fund* .......................        1,181          N/A               N/A
         LVIP Wilshire 2040 Profile Fund* .......................          623          N/A               N/A

*  The Fund commenced operations on April 30, 2007.

** Commencing April 30, 2008, SSgA Funds Management, Inc. replaces Mellon
Capital Management Corporation.

*** The Fund commenced operations on May 3, 2005.

+   Following the close of business on June 4, 2007, the LVIP Baron Growth
   Opportunities Fund received all of the assets and liabilities of the Baron
   Capital Asset Fund, a series of the Baron Capital Funds Trust.

++  Commencing October 15, 2007, Columbia Management Advisors Inc. replaced
   Dalton, Greiner, Hartman, Maher & Co. as the fund's sub-adviser. The portion of the 2007 payment attributed to Columbia was $41,924.

+++  Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR) replaced FMR as the fund's sub-adviser. The portion of the 2006 payment attributed to Pyramis was $774,072.

++++  Commencing November 15, 2006, Massachusetts Financial Services Company
   (MFS) replaced Credit Suisse Asset Management as the fund's sub-adviser.
   The portion of the 2006 payment attributed to MFS was $18,529.

Service marks.The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.

In the prospectus and sales literature, the name Baron will be used with the
LVIP Baron Growth Opportunities Fund; Cohen & Steers will be used with the LVIP
Cohen & Steers Global Real Estate Fund; Columbia will be used with the LVIP
Columbia Value Opportunities Fund; Delaware will be used with the LVIP Delaware
Bond Fund, LVIP Delaware Growth and Income Fund, LVIP Delaware Managed Fund,
LVIP Delaware Social Awareness Fund and LVIP Delaware Special Opportunities
Fund; Fidelity Investments will be used with the LVIP FI Equity-Income Fund;
Janus will be used with the LVIP Janus Capital Appreciation Fund; Marsico will be used with the LVIP Marsico International Growth Fund; MFS will be used with the LVIP MFS Value Fund; Mondrian Investment Partners Limited will be used with the LVIP Mondrian International Fund; State Street Global Advisors (SSgA) will be used for LVIP SSgA S&P 500 Index Fund and LVIP SSgA Small-Cap Index Fund; T.
Rowe Price will be used with the LVIP T. Rowe Price Growth Stock Fund and LVIP
T. Rowe Price Structured Mid-Cap Growth Fund; Templeton will be used with the
LVIP Templeton Growth Stock Fund; Turner will be used with the LVIP Turner
Mid-Cap Growth Fund; UBS Global AM will be used with the LVIP UBS Global Asset
Allocation Fund; Wilshire will be used with the LVIP Wilshire Risk-based and
LVIP Wilshire Target Maturity Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises. In addition, the Trust has licensed certain trademarks and the trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the LVIP SSgA S&P 500 Index Fund.

Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund;
custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. With the exception of the LVIP Wilshire
Risk-based and LVIP Wilshire Target Maturity Funds, the board of trustees has delegated to each fund's sub-adviser responsibility for voting any proxies relating to portfolio securities held by the fund in accordance with the sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by sub-advisers on behalf of the funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

With respect to the LVIP Wilshire Risk-based and LVIP Wilshire Target Maturity
Funds (which are each a fund of funds), these funds will vote the shares in the same proportion as the vote of all other holders of shares of the underlying fund, as described in Section 12(d)(1)(E)(iii)(aa) of the 1940 Act. This type of proxy voting structure is commonly referred to as "echo voting". The proxy voting policies and procedures to be followed by these funds are attached herto in Appendix B.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.

Portfolio Managers
The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed

The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2007:

                                                      Registered                    Other Pooled
                                                 Investment Companies           Investment Vehicles
                                            ------------------------------ ------------------------------
                                             Number of   Total Assets* in   Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts      Accounts     the Accounts
------------------------------------------- ----------- ------------------ ----------- ------------------
BAMCO, Inc.
Ron Baron .................................       8           $15,584            5           $   254
Cohen & Steers

Scott Crowe ...............................       3               920           13             4,872
Joseph Harvey .............................      20            16,852           23             5,602
Chip McKinley .............................       1               427           12             4,582
Columbia Management

Christian Stadlinger ......................       2             1,200            0                 0
Jarl Ginsberg .............................       2             1,200            0                 0
Delaware Management
Christopher Adams .........................       8             3,500            0                 0
Christopher Beck ..........................       5             2,500            0                 0
Thomas H. Chow ............................      17             8,100            0                 0
Roger A Early .............................      16             5,200            1                 7
Michael Hughes ............................       5             2,500            0                 0
Kent Madden ...............................       5             2,500            0                 0
Francis Morris ............................       8             3,500            0                 0
Michael Morris ............................       8             3,500            0                 0
Donald Padilla ............................       8             3,500            0                 0
Janus Capital Management
Jonathan D. Coleman .......................       5            16,642            0                 0
Daniel Riff ...............................       6            17,235            0                 0
Marsico Capital Management, LLC

James G. Gendelman ........................      17            13,468            0                 0
MFS Investment Management

Nevin Chitkara ............................      22            36,602            3             1,955
Steven Gorham .............................      22            36,602            3             1,955
Mondrian Investment Partners
Elizabeth Desmond .........................       8             4,900            1             2,900
Clive Gillmore ............................       6             5,600            1             2,100
Emma Lewis ................................       6             5,100            0                 0

                                                   Other Accounts
                                            -----------------------------
                                             Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts
------------------------------------------- ----------- -----------------
BAMCO, Inc.
Ron Baron .................................      55          $    615
Cohen & Steers

Scott Crowe ...............................      18               920
Joseph Harvey .............................      52             4,152
Chip McKinley .............................       9               538
Columbia Management

Christian Stadlinger ......................      30                30
Jarl Ginsberg .............................      29                30
Delaware Management
Christopher Adams .........................      20**           1,100
Christopher Beck ..........................      12**             158
Thomas H. Chow ............................       4**           1,600
Roger A Early .............................       0**               0
Michael Hughes ............................       5**             161
Kent Madden ...............................       7**             159
Francis Morris ............................      20**           1,100
Michael Morris ............................      17**           1,100
Donald Padilla ............................      23**           1,100
Janus Capital Management
Jonathan D. Coleman .......................       2                33
Daniel Riff ...............................       3                35
Marsico Capital Management, LLC

James G. Gendelman ........................      17             2,679
MFS Investment Management

Nevin Chitkara ............................      22            10,482
Steven Gorham .............................      22            10,482
Mondrian Investment Partners
Elizabeth Desmond .........................      24             9,600
Clive Gillmore ............................      21             2,700
Emma Lewis ................................       4             1,000

                                                      Registered                    Other Pooled
                                                 Investment Companies           Investment Vehicles
                                            ------------------------------ ------------------------------
                                             Number of   Total Assets* in   Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts      Accounts     the Accounts
------------------------------------------- ----------- ------------------ ----------- ------------------
Pyramis Global Advisors, LLC
Ciaran O'Neill ............................       3             1,601            4               693
SSgA

Global Structured Products Group ..........      65            38,000          282           369,300
T. Rowe Price Associates
P. Robert Bartolo .........................      12            32,099            1               232
Donald J. Peters ..........................      12             2,740            0                 0
Templeton Investment Counsel, LLC

Peter Nori ................................       9          10,213.9            3           1,450.9
Cindy Sweeting ............................      13          81,097.2            1             165.6
Tina Sadler ...............................       9           7,293.1            3               176
Turner Investment Partners, Inc.

Tara R. Hedlund ...........................      10             3,700           20               505
Christopher McHugh ........................      14             5,000           27               636
Jason D. Schrotberger .....................      15             4,200           26               551
UBS Global Asset Management
Edwin Denson ..............................      11            12,969           21***         26,286
Thomas Clarke .............................       7            12,005           21***         26,395
Wellington Management Company

James N. Mordy ............................       9             4,223            3               112
Andrew J. Shilling ........................       4             2,466            9             2,373
Wilshire Associates
Victor Zhang ..............................       2             1,730            0                 0

                                                   Other Accounts
                                            -----------------------------
                                             Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts
------------------------------------------- ----------- -----------------
Pyramis Global Advisors, LLC
Ciaran O'Neill ............................       8            2,149
SSgA

Global Structured Products Group ..........     229          236,100
T. Rowe Price Associates
P. Robert Bartolo .........................       7              436
Donald J. Peters ..........................      34            1,849
Templeton Investment Counsel, LLC

Peter Nori ................................      32          6,237.8
Cindy Sweeting ............................      14            4,912
Tina Sadler ...............................      32          8,285.3
Turner Investment Partners, Inc.

Tara R. Hedlund ...........................      15              916
Christopher McHugh ........................      23            2,800
Jason D. Schrotberger .....................      55            3,300
UBS Global Asset Management
Edwin Denson ..............................      25            4,960
Thomas Clarke .............................      10            3,008
Wellington Management Company

James N. Mordy ............................      11            1,826
Andrew J. Shilling ........................      44           10,033
Wilshire Associates
Victor Zhang ..............................       1              381

                                 * in millions of dollars

** Any accounts managed in a personal capacity appear under "Other Accounts"
   along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

*** one account with approximately $188.7 million has an advisory fee based upon the performance of the account. Table reflects all accounts that the portfolio manager's managed.

Other Accounts Managed with Performance-Based Advisory Fees

The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2007:

                                                 Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers      With Incentive Fees     Total Assets
--------------------------------------------   ---------------------   --------------
BAMCO, Inc. (Ron Baron)                                 2              $131,300,000
Columbia (Christian Stadlinger, Jarl                    0                    0
 Ginsberg)
Cohen & Steers Capital Management, Inc.                 0                    0
 (Scott Crowe, Joseph Harvey, Chip
 McKinley)
Delaware Management Company (Francis X.                 0                    0
 Morris, Christopher S. Adams, Michael S.
 Morris, Donald G. Padilla)

                                                   Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers        With Incentive Fees      Total Assets
----------------------------------------------   ---------------------   ---------------
Delaware Management Company (Thomas                       0                    0
 H. Chow, Roger A. Early)
Delaware Management Company                               0                    0
 (Christopher Beck, Michael Hughes, Kent
 Madden)
Janus Capital Management LLC (Jonathan                    0                    0
 D. Coleman, Daniel Riff)
Marsico Capital Management, LLC (James                    0                    0
 G. Gendelman)
MFS Investment Management (Nevin                          0                    0
 Chitkara, Steven Gorham)
Mondrian Investment Partners Ltd. (Clive A.               0                    0
 Gillmore, Elizabeth A. Desmond, Emma R.
 E. Lewis)
Pyramis Global Advisors, LLC (Ciaran                      0                    0
 O'Neill)
SSgA (Global Structured Products Group)                   0                    0
SSgA (Global Structured Products Group)                   0                    0
T. Rowe Price Associates (P. Robert Bartolo)              0                    0
T. Rowe Price Associates (Donald J. Peters)               0                    0
Templeton Investment Counsel, LLC (Peter                  0                    0
 Nori, Cindy Sweeting, Tina Sadler)
Turner Investment Partners, Inc.
Tara R. Hedlund                                           4               234,000,000
Christopher McHugh                                        7              1,466,000,000
Jason D. Schrotberger                                     7               371,000,000
UBS Global Asset Management (Americas)                    1               183,000,000
 Inc. (Brian D. Singer)
Wellington Management Company
James N. Mordy                                            2                79,527,381
Andrew J. Shilling                                        3               875,851,152
Wilshire Associates Inc. (Victor Zhang)                   0                    0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Lincoln VIP fund may be presented with the following potential conflicts:

BAMCO, Inc ("Baron") (LVIP Baron Growth Opportunities Fund)

Conflicts of interest could arise in connection with managing multiple funds and other clients of BAMCO and its affiliated investment adviser. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all clients at all times. BAMCO has allocation policies designed to ensure that no
BAMCO client is systematically given preferential treatment over time. BAMCO's
Chief Compliance Officer monitors allocations for consistency with this policy.
Because an investment opportunity may be suitable for multiple accounts, a
BAMCO client may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the clients managed by
BAMCO and its affiliate.

To the extent that a portfolio manager has responsibilities for managing other
BAMCO client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the Fund and other BAMCO clients may cause a portfolio manager to take action with respect to one client that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.

Columbia (LVIP Columbia Value Opportunities Fund)

Like other investment professionals with multiple clients, the fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. Columbia Management and the fund have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia Management's Code of Ethics and certain limited exceptions, Columbia Management's investment professionals do not have the opportunity to invest in client accounts, other than the fund.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the fund and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Columbia Management's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

"Cross trades," in which a portfolio manager sells a particular security held by the fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia
Management and the fund have adopted compliance procedures that provide that any transactions between the fund and another account managed by Columbia
Management are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for the fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the fund.

Columbia Management or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to Columbia Management and its affiliates.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the fund may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the fund. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the fund.

Portfolio Managers may also face other potential conflicts of interest in managing the Portfolio and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. In addition, Portfolio Managers may also manage other accounts
(including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above.

Cohen & Steers Capital Management, Inc. (LVIP Cohen & Steers Global Real Estate
Fund)

We do not believe there are any conflicts of interest that would arise in regard to Cohen & Steers managing this portfolio for LVIP.

Cohen & Steers is affiliated with Cohen & Steers Capital Advisors, LLC, a New
York-based entity that engages in corporate and real estate investment banking advisory services. Cohen & Steers Capital Advisors, LLC is a distinct, separately staffed entity from Cohen & Steers. Its professionals have no interaction with Cohen & Steers' investment team. Nonetheless, we maintain strict procedures and personal trading policies to avoid potential conflicts of interest.

In addition, Cohen & Steers is affiliated with Cohen & Steers Securities, LLC, a New York-based entity that serves as the distributor of Cohen and Steers'
mutual funds but provides no other broker/dealer services.

We carefully manage these affiliations to avoid potential conflicts and do no believe these affiliations would lead to any conflicts of interest with the management of this account.

Delaware Management Company ("DMC") (LVIP Delaware Bond Fund, LVIP Delaware
Growth and Income Fund, LVIP Delaware Managed Fund, LVIP Money Market Fund,
LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund)

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the funds and the investment action for each account and fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and fund may adversely affect the value of securities held by another account.
Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate.
Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Janus Capital Management LLC ("Janus") (LVIP Janus Capital Appreciation Fund)

The portfolio manager may manage other accounts with investment strategies similar to the fund. Those other accounts

may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts. Fees earned by Janus may vary amount these accounts, a portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more
Janus funds and receive compensation with respect to the analyst role.

These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the fund.

A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio.

However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Marsico Capital Management, LLC ("MCM) (LVIP Marsico International Growth Fund)

As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to the portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and
Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with MCM's Code of Ethics.

Massachusetts Financial Services Company ("MFS") (LVIP MFS Value Fund)

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts)
may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there may be securities which are suitable for the fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund's trade allocation policies may give rise to conflicts of interest if the fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another found or account that may adversely impact the value of the fund's investments. Investments selected for funds or accounts other than the fund may outperform investments selected for the fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the fund is concerned. In most cases, however, MFS believes that the fund's ability to participate in volume transactions will product better executions for the fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

Mondrian Investment Partners Limited ("Mondrian") (LVIP Mondrian International
Value Fund)

Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

1. Access to non-public information.

2. Investment in shares of companies which are clients of Mondrian.

3. Dealing in investments as principal in connection with the provision of seed capital for Mondrian investment vehicles.

4. Side-by-side management of Mondrian hedge funds.

5. Dealing in investments as agent for more than one party.

6. Dual agency/cross trades.

7. Allocation of aggregated trades.

8. Allocation of investment opportunities.

9. Allocation of IPO opportunities.

10 "Cherry picking" (inappropriate attempts to improve the appearance of a portfolio).

11. Soft dollar arrangements - Other than the receipt of proprietary broker research, Mondrian does not have any soft dollar arrangements in place with brokers.

12. Pricing and valuation.

13. Employee external directorships and appointments.

14. Employee personal account dealing.

15. Gifts and entertainment received and given.

Pyramis Global Advisors, LLC (a subsidiary of Fidelity Management & Research
Company "FMR") (LVIP FI Equity-Income Fund)

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager much allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's
Code of Ethics.

State Street Global Advisors Funds Management, Inc. ("SSgA FM") (LVIP SSgA
Equity 500 Index Fund and SSgA Small-Cap Index Fund)

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.
A potential conflict of interest may arise as a result of the Portfolio
Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio
Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio
Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.
Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.
For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
The potential conflicts described are applicable to SSgA/SSgA FM as our
Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

T. Rowe Price ("T. Rowe Price") (LVIP T. Rowe Price Growth Stock Fund and T.
Rowe Price Structured Mid-Cap Growth Fund)

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

T. Rowe Price does not anticipate experiencing any conflicts in managing the funds in relation to its discretionary authority over any other accounts.
Sub-advised fund procedures are incorporated into or covered by general compliance manuals and internal control policies and procedures kept by each separate business unit that services the funds. T. Rowe Price believes that these polices and procedures are adequate to address any potential conflicts of interest between and among its clients in its investment advisory business.
Procedures for the identification and management of conflicts of interest are incorporated into certain elements of our compliance program where such conflicts may be present (e.g., Trade Allocation Guidelines, Proxy Voting
Polices and Procedures, Code of Ethics, etc.). In addition, conflicts of interest are addressed through internal controls, and where appropriate, the separation of functions and duties within the business units.

Please be advised that T. Rowe Price does not sponsor or act as investment adviser to any hedge funds or similar private accounts with investment objectives and strategies that would conflict with the interests of our other investment advisory clients. Also, as described below, T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Templeton Investment Counsel, LLC (LVIP Templeton Growth Fund)

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Turner Investment Partners, Inc. ("Turner") (LVIP Turner Mid-Cap Growth Fund)

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

UBS Global Asset Management (Americas) Inc. ("UBS") (LVIP UBS Global Asset
Allocation Fund)

The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflict of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that govern such trading, but there is no assurance that the Codes will adequately address all such conflicts.

Wellington Management Company, LLP (LVIP Capital Growth Fund and LVIP Mid-Cap
Value Fund)

Individual investment professionals at Wellington Management mange multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment
Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment consideration applicable to that account. Consequently, the Investment
Professionals may purchase or sell securities, including IPO's, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant
Fund.

An Investment Professional or other investment professionals at Wellington
Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant
Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment
Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant
Fund to Wellington Management. Because incentive payments paid by Wellington management to the Investment Professionals are tied to revenues earned by
Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment
Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPO's, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of
Wellington Management's investment professionals. Although Wellington
Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Wilshire Associates Incorporated ("Wilshire") (LVIP Wilshire Conservative
Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately
Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire
2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile
Fund, LVIP Wilshire 2040 Profile Fund)

Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) through a structure known as "fund of funds."
It is the policy of Wilshire that all decisions concerning the selection of funds be based solely on the best interests of each Profile Fund and its investors, and without regard to any revenue that Wilshire receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by any Wilshire business unit.
Accordingly, Wilshire operates Wilshire Funds Management, Wilshire Analytics,
Wilshire Consulting and Wilshire Private Markets as separate business units.
Each business unit has its own leadership team and professional and support staff. Moreover, Wilshire has adopted policies and procedures that are designed to provide full disclosure of all potential, actual or perceived conflicts and to prevent staff from having internal access to information that otherwise might appear to compromise their objectivity.

In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted pursuant to Wilshire's Code of Ethics.
Additional information regarding conflicts of interest can be found in our Form
ADV Part II.

Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

Beneficial Interest of Portfolio Managers

Information regarding securities of each Lincoln VIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.

As of the funds' fiscal year ended, December 31, 2007, no portfolio manager of any fund beneficially owned securities of any fund.

Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor-Chester Road,
Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated June 1,
2007. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each fund series of the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of fund shares. From June 1,
2007 through December 31, 2007, LFD received $4,592,085 in compensation from the Trust.

Administration Agreement

The funds have entered into an Administration Agreement (the Administration
Agreement) with Lincoln National Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the funds. These services include, among others:
coordination of all service providers; providing personnel and office space;
maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As reimbursement for the cost of providing these administrative services for the year ended December 31, 2007, the funds paid Lincoln Life
$553,000, which was allocated to the funds based on average net assets. In addition, pursuant to the Administration Agreement, the funds reimburse the cost of legal and corporate secretary services provided to the funds. For the year ended December 31, 2007, the funds reimbursed Lincoln Life $266,557 for legal and corporate secretary services.

Accounting Agreement

The funds have entered into a fund accounting and financial administration services agreement (the Accounting Agreement) with Mellon Bank, N.A. (Mellon), effective October 1, 2007, pursuant to which Mellon provides certain accounting services for the funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values of each fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the funds pay Mellon an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses as set forth in the following table. The fees are payable on a monthly basis.

Fund                                                        Annual Rate as a Percent of Average Daily Net Assets *
----------------------------------------------------------- -------------------------------------------------------
         LVIP Baron Growth Opportunities Fund               0.035% of first $15 billion
         LVIP Capital Growth Fund                           0.0325% of next $5 billion
         LVIP Cohen & Steers Global Real Estate Fund        0.030% of next $5 billion
         LVIP Columbia Value Opportunities Fund             0.025% of next $5 billion
         LVIP Delaware Bond Fund                            0.020% over $30 billion
         LVIP Delaware Growth and Income Fund
         LVIP Delaware Managed Fund
         LVIP Delaware Social Awareness Fund
         LVIP Delaware Special Opportunities Fund
         LVIP FI Equity-Income Fund
         LVIP Janus Capital Appreciation Fund
         LVIP Marsico International Growth Fund
         LVIP MFS Value Fund
         LVIP Mid-Cap Value Fund
         LVIP Mondrian International Value Fund
         LVIP Money Market Fund
         LVIP SSgA S&P 500 Index Fund
         LVIP SSgA Small-Cap Index Fund
         LVIP T. Rowe Price Growth Stock Fund
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund
         LVIP Templeton Growth Fund
         LVIP Turner Mid-Cap Growth Fund
         LVIP UBS Global Asset Allocation Fund

         LVIP Wilshire Conservative Profile Fund            $47,000 flat
         LVIP Wilshire Moderate Profile Fund
         LVIP Wilshire Moderately Aggressive Profile Fund
         LVIP Wilshire Aggressive Profile Fund
         LVIP Wilshire 2010 Profile Fund
         LVIP Wilshire 2020 Profile Fund
         LVIP Wilshire 2030 Profile Fund
         LVIP Wilshire 2040 Profile Fund

*  Pursuant to the Accounting Agreement, Mellon receives the following minimum annual fees: Year 1 - $3,000,000; Year 2 - $2,700,000; Year 3 - $2,300,000;
   Year 4 - $2,300,000; Year 5 - $2,300,000.

In addition, the Trust has entered into a Fund Accounting and Financial
Administration Oversight Agreement (Oversight Agreement), effective October 1,
2007, with, among others, Delaware Service Company, Inc. (DSC). Under the
Oversight Agreement, DSC has agreed to perform fund accounting, financial administration and related services for the Trust to supplement the services provided by Mellon under the Accounting Agreement. DSC has also agreed to establish and monitor certain service level requirements with respect to
Mellon's performance of its duties pursuant to the Accounting Agreement. For these services, the funds pay DSC an asset-based fee, plus certain out-of-pocket expenses at the annual rates set forth in the following table.
The fees are payable on a monthly basis.

Fund                                                        Annual Rate as a Percent of Average Daily Net Assets
----------------------------------------------------------- -----------------------------------------------------
         LVIP Baron Growth Opportunities Fund               0.0025% of first $15 billion
         LVIP Capital Growth Fund                           0.0023% of next $5 billion
         LVIP Cohen & Steers Global Real Estate Fund        0.0020% of next $5 billion
         LVIP Columbia Value Opportunities Fund             0.0015% of next $5 billion
         LVIP Delaware Bond Fund                            0.0013% over $30 billion
         LVIP Delaware Growth and Income Fund
         LVIP Delaware Managed Fund
         LVIP Delaware Social Awareness Fund
         LVIP Delaware Special Opportunities Fund
         LVIP FI Equity-Income Fund
         LVIP Janus Capital Appreciation Fund
         LVIP Marsico International Growth Fund
         LVIP MFS Value Fund
         LVIP Mid-Cap Value Fund
         LVIP Mondrian International Value Fund
         LVIP Money Market Fund
         LVIP SSgA S&P 500 Index Fund
         LVIP SSgA Small-Cap Index Fund
         LVIP T. Rowe Price Growth Stock Fund
         LVIP T. Rowe Price Structured Mid-Cap Growth Fund
         LVIP Templeton Growth Fund
         LVIP Turner Mid-Cap Growth Fund
         LVIP UBS Global Asset Allocation Fund

         LVIP Wilshire Conservative Profile Fund            $1,000 flat
         LVIP Wilshire Moderate Profile Fund
         LVIP Wilshire Moderately Aggressive Profile Fund
         LVIP Wilshire Aggressive Profile Fund
         LVIP Wilshire 2010 Profile Fund
         LVIP Wilshire 2020 Profile Fund
         LVIP Wilshire 2030 Profile Fund
         LVIP Wilshire 2040 Profile Fund

Code of Ethics

The Trust, LIA and the sub-advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA and the sub-advisers who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the fund. The Trust's Code of Ethics requires reporting to the board of trustees on compliance violations.

Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The
Trust's Certificate of Trust is on file with the Secretary of State of
Delaware. The Trust's Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of thirty-one funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers two classes of shares: the Standard Class and the
Service Class. The two classes of shares are identical, except that Service
Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this
SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the
Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office.
Shareholders may remove a trustee by the affirmative vote of two-thirds of the
Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities

Each fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively,
Variable Contract). These Insurance Companies include, without limitation, (1)
The Lincoln National Life Insurance Company (Lincoln Life), an Indiana
insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2)
except for the LVIP Delaware Special Opportunities Fund, Lincoln Life & Annuity
Company of New York (Lincoln New York), a New York insurance company, at 100
Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) with respect to the LVIP Baron Growth Opportunities Fund, nine unaffiliated insurance companies.

The Insurance Companies as record owners are entitled to be present and vote fund shares at any shareholder meeting. However, the Insurance Companies are required to vote the fund shares at shareholder meetings according to the instructions received from the contract owners of the Variable Contracts. Fund shares held in an Insurance Company separate account for which no timely instructions are received will be voted by the Insurance Company in the same proportion as the voting instructions which are received from all other contract owners participating in that separate account. The effect of this proportional voting is that a smaller number of contract owners may determine the outcome of any vote.

The funds may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by Lincoln Life and Lincoln New
York. The Lincoln Profile Funds, at 1300 South Clinton Street, Fort Wayne, IN
46802, are each series of Lincoln Variable Insurance Products Trust, a Delaware
statutory trust. The Lincoln Profile Funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of such fund, as is described by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

25% Plus Record Holders

As of March 10, 2008, the following entities held of record more than 25% of each fund's outstanding shares as noted below:

                                                     Total Share Ownership
Fund and Shareholder                                ----------------------
  LVIP Baron Growth Opportunities Fund
  Lincoln Life ....................................         74.85%

  LVIP Capital Growth Fund

  Lincoln Life ....................................         63.39%

  LVIP Cohen & Steers Global Real Estate Fund
  Lincoln Life ....................................         80.47%

  LVIP Columbia Value Opportunities Fund
  Lincoln Life ....................................         98.08%

  LVIP Delaware Bond Fund
  Lincoln Life ....................................         89.55%

  LVIP Delaware Growth and Income Fund

  Lincoln Life ....................................         99.69%

  LVIP Delaware Managed Fund

  Lincoln Life ....................................         99.70%

  LVIP Delaware Social Awareness Fund

  Lincoln Life ....................................         99.14%

  LVIP Delaware Special Opportunities Fund

  Lincoln Life ....................................         99.78%

  LVIP FI Equity-Income Fund
  Lincoln Life ....................................         99.77%

  LVIP Janus Capital Appreciation Fund

  Lincoln Life ....................................         99.45%

  LVIP Marsico International Growth Fund
  Lincoln Life ....................................         39.89%

  LVIP MFS Value Fund
  Lincoln Life ....................................         31.22%
  LVIP Wilshire Moderately Aggressive Profile Fund          26.16%
  LVIP Wilshire Moderate Profile Fund .............         25.69%

  LVIP Mid-Cap Value Fund
  Lincoln Life ....................................         44.83%
  LVIP Wilshire Moderate Profile Fund .............         30.76%

  LVIP Mondrian International Value Fund
  Lincoln Life ....................................         84.34%

  LVIP Money Market Fund

                                                     Total Share Ownership
Fund and Shareholder                                ----------------------
  Lincoln Life ....................................         95.44%

  LVIP SSgA S&P 500 Index Fund
  Lincoln Life ....................................         97.96%

  LVIP SSgA Small-Cap Index Fund
  Lincoln Life ....................................         97.45%

  LVIP T. Rowe Price Growth Stock Fund
  Lincoln Life ....................................         37.89%

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund
  Lincoln Life ....................................         95.30%

  LVIP Templeton Growth Fund
  Lincoln Life ....................................         98.39%

  LVIP Turner Mid-Cap Growth Fund
  Lincoln Life ....................................         96.09%

  LVIP UBS Global Asset Allocation Fund
  Lincoln Life ....................................         98.83%

  LVIP Wilshire Conservative Profile Fund
  Lincoln Life ....................................         97.87%

  LVIP Wilshire Moderate Profile Fund
  Lincoln Life ....................................         95.53%

  LVIP Wilshire Moderately Aggressive Profile Fund
  Lincoln Life ....................................         96.64%

  LVIP Wilshire Aggressive Profile Fund

  Lincoln Life ....................................         97.04%

  LVIP Wilshire 2010 Profile Fund

  Lincoln Life ....................................         94.52%

  LVIP Wilshire 2020 Profile Fund

  Lincoln Life ....................................         98.72%

  LVIP Wilshire 2030 Profile Fund

  Lincoln Life ....................................         98.10%

  LVIP Wilshire 2040 Profile Fund

  Lincoln Life ....................................         95.82%

5% Plus Record Holders

As of March 10, 2008, the shareholders listed below held of record 5% or more of a class of a fund's outstanding shares

                                              Share Ownership
Fund / Shareholder - Share Class             ----------------
  LVIP Baron Growth Opportunities Fund

                                                             Share Ownership
Fund / Shareholder - Share Class                            ----------------
  Lincoln Life - Service Class ........................           78.52%
  LVIP Wilshire Moderately Aggressive Profile Fund -              71.82%
  Standard Class ......................................
  LVIP Wilshire Aggressive Profile Fund - Standard                18.69%
  Class ...............................................
  Lincoln New York - Service Class ....................            5.00%
  Great West Life & Annuity Insurance Co. - Service                7.15%
  Class ...............................................
  Nationwide Life Insurance Co. - Service Class .......            6.76%

  LVIP Capital Growth Fund
  Lincoln Life - Service Class ........................           69.39%
  Lincoln Life - Standard Class .......................           63.64%
  Lincoln New York - Service Class ....................           30.61%
  LVIP Wilshire Moderate Profile Fund - Standard Class            17.09%
  LVIP Wilshire Moderately Aggressive Profile Fund -              14.91%
  Standard Class ......................................

  LVIP Cohen & Steers Global Real Estate Fund .........
  Lincoln Life - Service Class ........................           95.16%
  Lincoln Life - Standard Class .......................           76.20%
  LVIP Wilshire Moderate Profile Fund - Standard Class            11.53%
  LVIP Wilshire Moderately Aggressive Profile Fund -               8.40%
  Standard Class ......................................

  LVIP Columbia Value Opportunities Fund
  Lincoln Life - Standard Class .......................           98.58%
  Lincoln Life - Service Class ........................           89.25%
  Lincoln New York - Service Class ....................           10.75%

  LVIP Delaware Bond Fund
  Lincoln Life - Service Class ........................           94.71%
  Lincoln Life - Standard Class .......................           86.45%
  Lincoln New York - Service Class ....................            5.29%

  LVIP Delaware Growth and Income Fund
  Lincoln Life - Standard Class .......................           99.77%
  Lincoln Life - Service Class ........................           97.63%

  LVIP Delaware Managed Fund
  Lincoln Life - Standard Class .......................           99.91%
  Lincoln Life - Service Class ........................           98.36%

  LVIP Delaware Social Awareness Fund
  Lincoln Life - Standard Class .......................           99.42%
  Lincoln Life - Service Class ........................           95.99%

  LVIP Delaware Special Opportunities Fund
  Lincoln Life - Standard Class .......................           99.83%
  Lincoln Life - Service Class ........................           98.21%

  LVIP FI Equity Income Fund
  Lincoln Life - Standard Class .......................           99.96%
  Lincoln Life - Service Class ........................           96.03%

  LVIP Janus Capital Appreciation Fund
  Lincoln Life - Standard Class .......................           99.62%

                                                             Share Ownership
Fund / Shareholder - Share Class                            ----------------
  Lincoln Life - Service Class ........................           97.20%

  LVIP Marsico International Growth Fund
  Lincoln Life - Service Class ........................           94.98%
  Lincoln Life - Standard Class .......................           32.03%
  LVIP Wilshire Moderately Aggressive Profile Fund -              28.48%
  Standard Class ......................................
  LVIP Wilshire Moderate Profile Fund - Standard Class            23.45%
  LVIP Wilshire Aggressive Profile Fund - Standard                 8.13%
  Class ...............................................
  LVIP Wilshire Conservative Profile Fund - Standard               5.48%
  Class ...............................................
  Lincoln New York - Service Class ....................            5.02%

  LVIP MFS Value Fund
  Lincoln Life - Service Class ........................           93.33%
  LVIP Wilshire Moderately Aggressive Profile Fund -              27.86%
  Standard Class ......................................
  LVIP Wilshire Moderate Profile Fund .................           27.35%
  Lincoln Life - Standard Class .......................           27.20%
  LVIP Wilshire Aggressive Profile Fund - Standard                 8.82%
  Class ...............................................
  LVIP Wilshire Conservative Profile Fund - Standard               6.83%
  Class ...............................................
  Lincoln New York - Service Class ....................            6.67%

  LVIP Mid-Cap Value Fund
  Lincoln Life - Service Class ........................           93.79%
  Lincoln Life - Standard Class .......................           36.40%
  LVIP Wilshire Moderate Profile Fund - Standard Class            36.07%
  LVIP Wilshire Moderately Aggressive Profile Fund -              19.72%
  Standard Class ......................................
  LVIP Wilshire Aggressive Profile Fund - Standard                 6.85%
  Class ...............................................
  Lincoln New York - Service Class ....................            6.21%

  LVIP Mondrian International Value Fund
  Lincoln Life - Service Class ........................           94.25%
  Lincoln Life - Standard Class .......................           81.96%
  LVIP Wilshire Moderately Aggressive Profile Fund -               6.53%
  Standard Class ......................................
  LVIP Wilshire Moderate Profile Fund - Standard Class             5.99%
  Lincoln New York - Service Class ....................            5.75%

  LVIP Money Market Fund
  Lincoln Life - Service Class ........................           95.66%
  Lincoln Life - Standard Class .......................           95.32%

  LVIP SSgA S&P 500 Index Fund
  Lincoln Life - Standard Class .......................           98.30%
  Lincoln Life - Service Class ........................           92.31%
  Lincoln New York - Service Class ....................            7.69%

  LVIP SSgA Small-Cap Index Fund
  Lincoln Life - Standard Class .......................           97.76%
  Lincoln Life - Service Class ........................           92.46%
  Lincoln New York - Service Class ....................            7.54%

                                                             Share Ownership
Fund / Shareholder - Share Class                            ----------------

  LVIP T. Rowe Price Growth Stock Fund
  Lincoln Life - Service Class ........................           94.11%
  Lincoln Life - Standard Class .......................           35.79%
  LVIP Wilshire Moderate Profile Fund - Standard Class            25.88%
  LVIP Wilshire Moderately Aggressive Profile Fund -              21.54%
  Standard Class ......................................
  LVIP Wilshire Aggressive Profile Fund - Standard                 7.70%
  Class ...............................................
  LVIP Wilshire Conservative Profile Fund - Standard               7.23%
  Class ...............................................
  Lincoln New York - Service Class ....................            5.89%

  LVIP T. Rowe Price Structured Mid-Cap Growth Fund
  Lincoln Life - Standard Class .......................           95.41%
  Lincoln Life - Service Class ........................           94.09%
  Lincoln New York - Service Class ....................            5.91%

  LVIP Templeton Growth Fund
  Lincoln Life - Standard Class .......................           99.16%
  Lincoln Life - Service Class ........................           97.23%

  LVIP Turner Mid-Cap Growth Fund
  Lincoln Life - Standard Class .......................           97.87%
  Lincoln Life - Service Class ........................           93.82%
  Lincoln New York - Service Class ....................            6.18%

  LVIP UBS Global Asset Allocation Fund
  Lincoln Life - Standard Class .......................           99.63%
  Lincoln Life - Service Class ........................           95.43%

  LVIP Wilshire Conservative Profile Fund
  Lincoln Life - Standard Class .......................           98.50%
  Lincoln Life - Service Class ........................           97.71%

  LVIP Wilshire Moderate Profile Fund
  Lincoln Life - Standard Class .......................           97.27%
  Lincoln Life - Service Class ........................           95.26%

  LVIP Wilshire Moderately Aggressive Profile Fund
  Lincoln Life - Service Class ........................           97.12%
  Lincoln Life - Standard Class .......................           94.42%
  Lincoln New York - Standard Class ...................            5.58%

  LVIP Wilshire Aggressive Profile Fund
  Lincoln Life - Service Class ........................           97.30%
  Lincoln Life - Standard Class .......................           96.41%

  LVIP Wilshire 2010 Profile Fund .....................
  Lincoln Life - Standard Class .......................           98.23%
  Lincoln Life - Service Class ........................           85.67%
  Lincoln New York - Service Class ....................           14.33%

  LVIP Wilshire 2020 Profile Fund .....................
  Lincoln Life - Service Class ........................           99.29%
  Lincoln Life - Standard Class .......................           98.59%

                                                Share Ownership
Fund / Shareholder - Share Class               ----------------
  LVIP Wilshire 2030 Profile Fund ........
  Lincoln Life - Service Class ...........          98.58%
  Lincoln Life - Standard Class ..........          98.01%

  LVIP Wilshire 2040 Profile Fund ........
  Lincoln Life - Standard Class ..........          98.37%
  Lincoln Life - Service Class ...........          89.43%
  Lincoln New York - Service Class .......          10.57%

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance
Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable
Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance
Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance
Companies or others, out of the assets of the Service Class, a monthly fee (the
Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares of the following funds: LVIP Delaware Bond Fund, LVIP
Delaware Growth and Income Fund, LVIP Delaware Managed Fund, LVIP Delaware
Social Awareness Fund, and LVIP Delaware Special Opportunities Fund. The Plan
Fee for Service Class shares of all other funds is 0.25%. The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund.
Each year, the Trustees must make this determination for the Plan to be continued.

For the fiscal year ended December 31, 2007, the total amount of distribution related expenses paid by the Service Class shares of the funds was approximately $7,052,534. For the fiscal year ended December 31, 2007, the distribution related expenses paid by the Service Class under the Plan were used for compensation to broker-dealers and sales personnel and for printing and mailing of prospectuses to other than current shareholders.

Revenue Sharing

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds or the sub-advisory fees the sub-advisers receive from LIA, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares or the sales of insurance products that contain the funds and/or shareholder servicing
("distribution assistance"). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of fund shares and the products that include the fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on factors, including level of sales, the funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the funds'
shares and the products that contain the funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities
A fund determines its net asset value per share by subtracting its liabilities
(including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the funds'
prospectus under the "Net Asset Value"section, the value of a fund's investments is determined as follows.

Short-term Investments. For funds (other than the LVIP Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

Options Trading. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the
NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

Portfolio Holdings Disclosure
The Trust's board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president's designees will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A Trust vice president or the vice president's designees may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the funds in their products ("Insurance
Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the funds. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A vice president of the Trust or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the funds. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the funds to contract owners in accordance with applicable laws and regulations. The
Insurance Companies may make the portfolio information publicly available
(including via website posting) 45 days after the end of the quarter.

A vice president of the Trust or vice president's designees may post all of the holdings (e.g., underlying funds) of each Lincoln Profile Fund to a website 25 days after each calendar quarter end and 25 says after any material changes
(including rebalancing) are made to the holdings of a Lincoln Profile Fund.
Holdings data will also be made available via a publicly disclosed telephone number.

A Trust vice president or the vice president's designees may also provide holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the non-public information will be kept strictly confidential and that the non-public portfolio information is proprietary information of the funds. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after the SEC filings are made. These third parties presently are Anerich
Massina & Associates and Ibbotson Associates.

The Trust's sub-advisers have ongoing arrangement with the following third parties to make available information about a fund's portfolio holdings: (1)
rating organizations, such as Moodys, S&P, Morningstar and Lipper, provided generally on a monthly basis for the purpose of reviewing the particular fund;
(2) portfolio analysis companies, such as Factset Research Systems, Line Datta,
GlassLewis, Investment Technology Group, Inc., BondEdge, Investools, Plexus,
Saloman Analytics, Inc., Wilshire Analytics Axiom, ITG Alpha Capture, MSCI
BARRA, Inc., Bloomberg, L.P., Investor Tools Perform, J.P. Morgan Securities,
Inc. and Plexus, BARRA TotalRisk Systems provided generally on a daily or monthly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as ADP, Broadridge Financial Solutions, Inc., Risk Metrics or
Brown Brothers Harriman & Co., provided generally on a daily or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services, and software vendors, such as Advent Software,
Inc., Eagle Investment Systems Corp., The MacGregor Group, OMGEO LLC,
CDS/Computer, Checkfree, Cogent Consulting, GFP Acquisition Company, Inc.
D.B.A. GCom2 Solutions, Siemens Business Services, Inc. and GainsKeeper, Inc.
provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and
(5) operational services, such as State Street Bank and Trust Company, State
Street Investment Manager Solutions, Mark-it Group and Standard & Poor's
Securities Evaluations Services provided generally on a daily basis for the purpose of providing operational functions including fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the fund's holdings information confidential and not engage in securities transactions on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.

A Trust vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the funds; and (b)
state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract. or fiduciary obligations.

The funds will disclose their portfolio holdings in public SEC filings. The
Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, their investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds'
portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

Purchase and Redemption Information

Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life,
LNY and other insurance companies. Shares of the funds may also be purchased by the LVIP Wilshire Risk-based Profile Funds and Target Maturity Funds, which invest their assets in other mutual funds. The offering price of each fund's shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent
All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania
15258.

The custodian shall: receive and disburse money; receive and hold securities;
transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.

Independent Registered Public Accounting Firm
The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite
4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent
Registered Public Accounting Firm for the fund. In addition to the audits of the financial statements of the funds, other services provided include review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit
Committee.

Financial Statements

The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each fund's 2007 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write
The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana
46801 or call: 1-800-4LINCOLN (454-6265).

Taxes
Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of
1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section
817(h) of the Code, that apply to mutual funds underlying variable contracts.
Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable
Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years.
Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal
Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since individual contract owners are generally not treated as shareholders of the funds, no discussion is included regarding the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These
interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's
Corp.

Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

(The funds will not invest in commercial paper rated Prime 3).

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A
Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not overwhelming as for issues designated A-1.

APPENDIX B

BAMCO, Inc.
Introduction - Baron Capital Management, Inc. and BAMCO, Inc. (the "Adviser" or
"Advisers") are adopting these proxy voting policies and procedures (the
"Policies and Procedures") in order to comply with Rule 206(4)-6 under the
Investment Advisers Act of 1940, as amended and its associated record-keeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which an Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, each Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the
Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the
Adviser with a statement of proxy voting policy. In these situations, the
Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the
Adviser.

Duty to Vote Proxies - The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S.
securities. While the proxy voting process is well established in the United
States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the
Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients'
shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the
Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

Material Conflicts - The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a
"material conflict"exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

Assumptions Related to Director Independence - In 2003, the New York Stock
Exchange (or "NYSE") and NASDAQ implemented increased standards for board independence, including a stronger definition of "independent" director and a requirement that a majority of the board be independent. In general, according to the NYSE and NASDAQ independence standards, a director will be deemed independent if the board affirmatively attests that he or she has no relationship with the company that would interfere with the director's exercise of independent judgment or in carrying out the responsibilities of a director.
Certain types of relationships will preclude a finding of independence by the board. Such relationships include: directors (or those with family members) who are former employees of the company or its auditor; have commercial, advisory or, in the case of NASDAQ, charitable ties with the company; or have interlocking compensation committees. Such relationships carry a three-year cooling-off, or look-back, period beginning on the date the relationship ends.
The Adviser has adopted a policy which assumes director independence after a five-year cooling-off period.

GENERAL PROXY VOTING GUIDELINES

It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the
Adviser utilizes the proxy voting guidelines (the "Proxy Voting Guidelines")
set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

I. Management Proposals:

A. The following management sponsored proposals are usually voted in support of management.

     1. Approval of auditors and financial statements

     2. Election of Directors

     3. Requirement that at least 51% of its Board's members be comprised of independent and unaffiliated Directors

    4. Requirement that the majority of members of the company's compensation committee, and 100% of members of the company's nominating and audit committees, be comprised of independent or unaffiliated Directors

     5. Recommendations to set retirement ages or require specific levels of stock ownership by Directors

     6. General updating/corrective amendments to the charter

     7. Elimination of cumulative voting

     8. Elimination of preemptive rights

     9. Provisions for confidential voting and independent tabulation of voting results

    10. Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

     11. Capitalization changes which eliminate other classes of stock and voting rights

    12. Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated and (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested

     13. Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

     14. Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

    15. Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
       Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

     16. Director fees unless the amounts are excessive relative to other companies in the country or industry

    17. Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees, are fair reasonable, and in the best interest of shareholders.

     18. Establishment of Employee Stock Option Plans and other employee ownership plans

     19. Proposals to expense stock options

    20. Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) the stock option plan should be incentive based; (ii) should be no more than 2% per annum of the issued capital at the time of approval; (iii) should be broad based;
       (iv) priced at fair market value; (v) have no repricing provisions; (vi)
       the number of non-employee directors should be considered; and (vii) any other relevant factors.

    21. Non-employee Director stock option plans. Generally, the stock options plans should meet the following criteria: (i) the stockoption plan should be incentive based; (ii) should be no more than 2% per annum of the issued capital at the time of approval; (iii) should be broad based;
       (iv) priced at fair market value; (v) have no repricing provisions; (vi)
       the number of non-employee directors should be considered; and (vii) any other relevant factors.

     22. Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

    23. Adoption of anti-greenmail provisions provided that the proposal (a)
       defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     24. Proposals requiring shareholder ratification of poison pills

B. The following proposals are usually voted against, notwithstanding management support:

    1. Capitalization changes which add classes of stock which may significantly dilute the voting interests of existing shareholders

    2. Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

     3. Creation of blank check preferred stock

    4. Changes in capitalization by 2% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

     5. Compensation proposals that allow for discounted stock options which have not been offered to employees in general

     6. Executive compensation plans that are excessive relative to other companies in the industry

    7. Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

    8. Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

     9. Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

     10. Proposals to indemnify auditors

     11. Proposals to adopt poison pills

     12. Classified boards

C. The following types of proposals are usually voted on a case-by-case basis:

    1. Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered are not supported by the
      Advisers, however the Adviser does not want to vote against a good management team, and so will usually abstain

    2. Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)

    3. Proposals to create a new class of preferred stock or for issuances of preferred stock up to 5% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders, in which case we are opposed

    4. Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

     5. Proposals to change covenants or other terms in connection with financings or debt issuances

     6. Proposals to amend terms of shareholder rights agreements or similar documents which will affect the rights of a client

     7. Limiting Directors' liability and broadening indemnification of
    Directors

II. Shareholder Proposals:

A. The following shareholder proposals are usually voted in support:

    1. Requirement that a majority of members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

     2. Prohibit payment of greenmail

    3. Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange
      Commission ("SEC") regulations

     4. Elimination of certain anti-takeover related provisions

     5. Reduction or elimination of supermajority vote requirements

     6. Proposals to expense stock options

     7. Confidential voting

     8. Majority vote for the election of Directors

     9. Declassified boards

B. The following shareholder proposals are usually voted against:

    1. Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

    2. Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

     3. Proposals that require inappropriate endorsements or corporate actions

     4. Proposals requiring Directors to own large amounts of stock to be eligible for election

     5. Proposals which limit tenure of Directors

     6. Requiring shareholder approval of golden parachutes

     7. Requiring separate chairman and CEO positions

     8. Limiting benefits under supplemental executive retirement plans

    9. Limiting executive compensation with regards to "pay-for-superior performance" stock option plans, employee stock purchase plans, and non-employee director stock option plans

C. The following shareholder proposals are usually determined on a case-by-case basis:

     1. Proposals to limit golden parachutes

     2. Restoring cumulative voting in the election of Directors

     3. Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

     4. Proposals which limit retirement benefits or executive compensation

     5. Requiring shareholder approval for Bylaw or charter amendments

     6. Requiring shareholder approval for shareholder rights plan or poison pill

ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

I. Proxy Review Committee
 ---------------------------------------------------------------

A. The Adviser's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in
   Sections I and II. Among other things, the Committee is responsible for the following:

    1. The Committee shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.

    2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

    3. The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, which may include: (1)
      general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures;
      (3) determining whether voting on matters in the manner favored by the
      Adviser are "material" conflicts of interests within the meaning of Rule
      206(4)-6 under the Investment Advisers Act of 1940, as amended; (4)
      determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively,
      "Discretionary Proposals"); and (5) override review.

    4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.

Operating Procedures

B. The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

    1. The legal department will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Adviser in the investment
      Advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the legal department.

    2. The designated proxy reviewer, as supervised by the legal department, will receive proxy materials and ballots and reconcile these materials with holdings in client accounts as they occur.

    3. The designated proxy reviewer will compile and review the matters to be voted on, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii)
      which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a
      Discretionary Matter or a Directed Matter will be directed to the legal department.

    4. For all Discretionary Matters, the designated proxy reviewer, as supervised by the legal department, shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the
      Adviser and its affiliates on the one hand and the Adviser's client on the other. In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the designated proxy reviewer shall compile and maintain a list of the following as applicable.

         a. all issuers for which the Adviser or its affiliates manage assets;

         b. all issuers for which the Adviser or its affiliates manages employee benefit plans;

         c. any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a) and (b);

         d. any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

         e. any employee group for which the Adviser manages money.
          This list, which shall be reviewed quarterly by the Director of
          Mutual Fund Marketing and the Director of Institutional Marketing,
          shall be known as the "Master Conflicts List".

    5. The designated proxy reviewer, as supervised by the legal department, shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts
      ("Potential Conflicts List").

    6. For each Discretionary Matter, the designated proxy reviewer, as supervised by the legal department, may solicit relevant information from portfolio managers, investment personnel, analysts and other employees of the Adviser who may have an investment or other professional interest in the Discretionary Matter.

    7. The Committee shall meet at least quarterly and shall review whether any person listed on the Master Conflicts List would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the
      Adviser's clients on the other. In making the finding required in (ii)
      above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties. The Committee may act by
      consent.

    8. If the Proxy Review Committee in consultation with the legal department determines that with respect to any Discretionary Matter a material conflict of interest exists in voting the Discretionary Matter, the
      Committee shall direct the legal department to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the published recommendation of Institutional Shareholder Services
      ("ISS") or shall appoint an independent third party to vote.

    9. If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined
      Matter in a manner other than that set forth in the Proxy Voting
      Guidelines (an "Override Matter"), such person shall contact the legal department. The legal department shall review the Override Matter against the Master List and make a determination whether a material conflict exists. If a material conflict is found to exist, it shall be duly recorded. If the legal department determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the legal department shall either: (i) vote the Override
      Matter in the manner originally prescribed by the Proxy Voting
      Guidelines; or (ii) obtain the informed written consent of the affected client (or clients). A list of Override Matters shall be presented at the next meeting of the Committee.

     10. Directed Matters will be voted in accordance with the instructions of the client.

    11. The designated proxy reviewer, as supervised by the legal department, will ensure that all proxies are voted in accordance with these
       Procedures and Policies.

     12. The functions described hereunder may be delegated to a third party proxy voting or other service provider.

    13. All decisions of the Committee, including all determinations regarding the existence of a material conflict of interest with respect to a
       Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained for a period of at least 6 years.

III. CLIENT DISCLOSURE POLICIES

BCM will give a copy of the Policies and Procedures to its clients. The legal department will provide any client, upon written request, with a tabulation of how such client's proxies were voted by BCM. BAMCO will follow the same procedures with respect to its sub-advised fund clients.

For BAMCO managed Funds, a quarterly proxy voting report shall be provided to the Board of each Fund. Form N-PX will be filed with the SEC no later than
August 31 for each year ended June 30 by the legal department. The Funds will also include in their SAIs, pursuant to Item 13(F) of Form N-1A, a description of the policies and procedures that BAMCO uses when a vote presents a conflict of interest between the Funds' shareholders and BAMCO. The Funds' SAIs will also state the location of each of the Funds' Form N-PX disclosing how each of the Funds' proxies relating to portfolio securities were voted during the most recent 12-month period ended June 30. The Funds will include in their semi-annual report and annual reports to shareholders a statement that the
Funds' proxy voting policies and procedures are available without charge on the
Fund's website, www.BaronFunds.com, or by calling 1-800-99-BARON, and on the
SEC's website at www.sec.gov for the most recent twelve-month period ending
June 30 is available on or through the Funds' website and on the SEC's website.
Such information will be posted to the website as soon as reasonably practicable after the filing with the SEC. The Funds will also include in their semi-annual report and annual reports to shareholders a statement that the
Funds' proxy voting record for the most recent twelve-month period ending June
30 is available on or through the Funds' website and on the SEC's website. Such information will be posted to the website as soon as reasonably practicable after filing with the SEC.

RECORDKEEPING

Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain
(i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information and (v)
any documents prepared by the investment adviser that were material to making a decision how to vote or that memorialized the basis for the decision. The
Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the
Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Cohen & Steers Capital Management, Inc.

This statement sets forth the policies and procedures that Cohen & Steers
Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and
Procedures.

I. Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders,
C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A. Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment
("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B. Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against
"golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance;
compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and
other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance
(including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

G. Section 12(d)(1)(F) Investment Companies

Proxy proposals of registered investment companies that are portfolio holdings of any fund relying on Section 12(d)(1)(F) of the Investment Company Act of
1940 ("Section 12(d)(1)(F) Fund") for which C&S is the adviser shall be voted in accordance with the requirements of that Section. That is, C&S either will have the Section 12(d)(1)(F) Fund seek instructions from its shareholders with regard to the voting of a proxy of such registered investment company and vote such proxy only in accordance with such instructions, or will vote the shares held by the Section 12(d)(1)(F) Fund in the same proportion as the vote of all other holders of such registered investment company securities.

V. Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated
policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.
The Investment Committee shall appoint a designee (the "Designee") who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:
 o Name of the company
 o Ticker symbol
 o CUSIP number
 o Shareholder meeting date
 o Brief identification of each matter voted upon
 o Whether the matter was proposed by management or a shareholder
 o Whether C&S voted on the matter
 o If C&S voted, then how C&S voted
 o Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information. The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

II. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent)
  could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital
  Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside
Information Policies and Procedures. The General Counsel of C&S(or his
designee) maintains a watch list and a restricted list. The Investment
Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General
Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns. Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment
Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General
Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that
C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the
Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to
C&S the responsibility for voting proxies on behalf of the Funds. The General
Counsel of C&S shall make an annual presentation to the Board regarding this
Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.
The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the
General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers
Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Columbia Management Advisors, LLC

Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 94-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September
15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.
An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.
An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act ("ERISA")
accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC ("CMA") has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management ("GWIM") Investment Operations
Group, as well as to Compliance Risk Management ("CRM") and Legal. CRM and
Business groups to whom this policy applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.
Information regarding CMA's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within
CMA and with CMA affiliates. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by
CMA. However, CMA will not selectively disclose its investment company clients'
proxy voting records to third parties. Rather, the investment company clients'
proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III,
Conflicts of Interest). CMA's proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the
Committee. Additionally, the Proxy Committee regularly involves other associates (i.e., Legal representative, CRM representatives, GWIM Investment
Operations representatives, etc.) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee's purpose, membership and operation. The Proxy Committee's functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines
    (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA's Proxy Voting Policy is made to its clients, is disclosed in CMA's Form ADV and is made to the Funds'
    shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment
Operations will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of
Conflicts of Interest - Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer
(see Appendix B - Conflicts of Interest Disclosure and Certification Form). For
each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting
Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1 , or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients' best interests.

1 Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA,
  Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

For those proxy proposals that: (1) are not addressed by CMA's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of
CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts of Interest Officer in writing
(see Appendix B). CRM will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3)
communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee.
Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:
 o Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

 o Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent; or
 o In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation
("BAC") or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest - Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or
BAC associate advising or acting under the supervision or oversight of the
Proxy Committee undertakes to disclose in writing to the Columbia Management
Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies.
In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the
Committee's determination of whether and/or how to vote in the matter. CMA's investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor's conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits - Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts.
Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that CMA can hold for clients (collectively,
"Ownership Limits").

The regulations or company-specific documents governing a number of these
Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be
CMA's proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA's Proxy Voting Guidelines - General Practices.
The Proxy Committee has adopted the guidelines for voting proxies specified in
Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA's Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines. A
Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting
Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members)
vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Vote Recommendation / Proxy Committee Request Form (see
Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters
For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a
   Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft
   Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the
   Proxy Committee and to the extent practicable in accordance with the Voting
   Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the
   Proxy Committee.

6. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA's
   Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA's Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA's Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting
   Guidelines, subject to the other provisions of this Policy.

7. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index
   Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

V. VOTING PROCEDURES

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy
Group's monitoring will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with CMA's Voting Guidelines; and (2) review of the fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop
Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts of Interest Officer.

Monitoring/Oversight

The Compliance Assessment Team within CRM and/or the Corporate Internal Audit
Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management's compliance with the Proxy Voting
Policy.

Recordkeeping

CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

 o The name of the issuer of the security;
 o The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
 o The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);
 o The shareholder meeting date;
 o A brief identification of the matter voted on;
 o Whether the matter was proposed by the issuer or by a security holder;
 o Whether the company cast its vote on the matter;
 o How the company cast its vote (e.g., for or against proposal, or abstain;
for or withhold regarding the election of directors); and
 o Whether the company cast its vote for or against management

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document                                                              Responsible Party
 Proxy Committee Meeting Minutes and Related Materials                Proxy Group in GWIM Investment Operations
 Proxy Vote Recommendation Form and Supporting Materials of           Proxy Group in GWIM Investment Operations
 Investment Management Personnel Concerning Proxy Decisions
 and Recommendations (or any other document created by CMA
 taht was material to making a voting decision or that memorializes the basis for the voting decision)
 Conflicts of Interest Review Documentation, including Conflicts of   Compliance Risk Management
 Interest Forms
 Client Communications Regarding Proxy Matters                        Client Service Group
 Copy of Each Applicable Proxy Statement Unless it has been Filed     Proxy Group in GWIM Investment Operations
 with the SEC and may be Obtained from the SEC's EDGAR System

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A - CMA's Proxy Voting Policy
CMA'S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:
 o Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

     However, CMA generally will WITHHOLD votes from pertinent director nominees if:

     (i) the board as proposed to be constituted would have more than one-third of its members from management;

    (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as
       "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine
       (subject to the Proxy Committee's contrary determination of independence or non-independence);

    (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters - ratification of the appointment of auditors);

     (iv) a director serves on more than six public company boards;

     (v) the CEO serves on more than two public company boards other than the company's board.

  On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

 o Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock
   Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.
 o Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:
 o Proposals to create or eliminate positions or titles for senior management.
   CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote
   AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
  o Established governance standards and guidelines.
  o Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.
  o Compensation, as well as audit and nominating (or corporate governance)
     committees composed entirely of independent directors.
  o A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
  o Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
  o The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.
 o Proposals that grant or restore shareholder ability to remove directors with or without cause.
 o Proposals to permit shareholders to elect directors to fill board vacancies.

 o Proposals that encourage directors to own a minimum amount of company stock.

 o Proposals to provide or to restore shareholder appraisal rights.
 o Proposals to adopt cumulative voting.
 o Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:
 o Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.
 o Proposals that give management the ability to alter the size of the board without shareholder approval.
 o Proposals that provide directors may be removed only by supermajority vote.
 o Proposals to eliminate cumulative voting.
 o Proposals which allow more than one vote per share in the election of directors.
 o Proposals that provide that only continuing directors may elect replacements to fill board vacancies.
 o Proposals that mandate a minimum amount of company stock that directors must own.
 o Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:
 o Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.
 o Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.
 o CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

 o CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The
Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:
 o Proposals requiring that executive severance arrangements be submitted for shareholder ratification.
 o Proposals asking a company to expense stock options.
 o Proposals to put option repricings to a shareholder vote.
 o Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.
 o Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:
 o Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.
 o Proposals to authorize the replacement or repricing of out-of-the money options.
 o Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:
 o Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

  For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
 o Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.
 o Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.
 o Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:
 o Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:
  o Whether the company has attained benefits from being publicly traded.
  o Cash-out value
  o Balanced interests of continuing vs. cashed-out shareholders
  o Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills
 o CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
 o CMA generally votes FOR shareholder proposals to eliminate a poison pill.
 o CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail
 o CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote
 o CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions
 o CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:
 o Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.
 o Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:
 o Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.
 o Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:
  o Credible reason exists to question:
   o The auditor's independence, as determined by applicable regulatory requirements.
   o The accuracy or reliability of the auditor's opinion as to the company's financial position.
  o Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit,"
     "audit-related" and "tax compliance" and/or "tax return preparation"
     services, as disclosed in the company's proxy materials.
 o Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).
 o Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:
 o Proposals to eliminate the right of shareholders to act by written consent or call special meetings.
 o Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.
 o Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:
 o Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:
 o Proposals to change the location of the company's state of incorporation.
   CMA considers whether financial benefits (e.g., reduced fees or taxes)
   likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.
 o Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

 o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and
 o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:
 o Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
 o Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.
 o Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.
 o Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.
 o Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.
 o Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors' Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a
CASE-BY-CASE basis and will only support resolutions if:
 o The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.
 o No call/put option agreement exists between the company and the foundation.
 o There is a qualifying offer clause or there are annual management and supervisory board elections.
 o The issuance authority is for a maximum of 18 months.
 o The board of the company-friendly foundation is independent.
 o The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
 o There are no priority shares or other egregious protective or entrenchment tools.
 o The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
 o Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
 o Board structure
 o Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:
 o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
 o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
 o Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
 o Are interested directors and sit on the audit or nominating committee; or
 o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
 o Past performance relative to its peers
 o Market in which fund invests
 o Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)
 o Past shareholder activism, board activity and votes on related proposals
 o Strategy of the incumbents versus the dissidents
 o Independence of incumbent directors; director nominees
 o Experience and skills of director nominees
 o Governance profile of the company
 o Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
 o Past performance as a closed-end fund
 o Market in which the fund invests
 o Measures taken by the board to address the discount
 o Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
 o Proposed and current fee schedules
 o Fund category/investment objective
 o Performance benchmarks
 o Share price performance as compared with peers
 o Resulting fees relative to peers
 o Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
 o Stated specific financing purpose
 o Possible dilution for common shares
 o Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
 o Potential competitiveness
 o Regulatory developments
 o Current and potential returns
 o Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
 o Fund's target investments
 o Reasons given by the fund for the change
 o Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

 o Political/economic changes in the target market
 o Consolidation in the target market
 o Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
 o Potential competitiveness
 o Current and potential returns
 o Risk of concentration
 o Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
 o Strategies employed to salvage the company
 o Past performance of the fund
 o Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
 o The degree of change implied by the proposal
 o The efficiencies that could result
 o The state of incorporation; net effect on shareholder rights
 o Regulatory standards and implications

CMA will vote FOR:
 o Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
 o Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law
   (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
 o Proposals enabling the Board to:
  o Change, without shareholder approval the domicile of the fund
  o Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
 o Regulations of both states
 o Required fundamental policies of both states
 o The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
 o Fees charged to comparably sized funds with similar objectives
 o The proposed distributor's reputation and past performance
 o The competitiveness of the fund in the industry
 o Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
 o Resulting fee structure
 o Performance of both funds
 o Continuity of management personnel
 o Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
 o Performance of the fund's NAV
 o The fund's history of shareholder relations
 o The performance of other funds under the adviser's management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other
Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

--------------------------------------------------------------------------------

Issuer and Proxy Matter:
--------------------------------------------------------------------------------

1. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer1?

2. Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3. Have you discussed this particular proxy proposal with anyone outside of
  Columbia Management's investment group2?

4. Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

--------------
1 Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

2 Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:
--------------------------------------------------------------------------------

Company Name:
--------------------------------------------------------------------------------

Overview of Proxy Vote and Meeting
Date:
      -------------------------------------------------------------

Proxy Agenda Item(s)
--------------------------------------------------------------------------------

Description of Item:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief
rationale:
           ----------------------------------------------------------

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

------------------------------------

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed "Conflicts of Interest
Disclosure and Certification Form" to Compliance Risk Management (Conflicts
Officer).

--------------------------------------------------------------------------------
Send Completed Forms to:

GWIM Investment Operations - Proxy Department

     or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

Delaware Management Company

The Funds have formally delegated to the manager the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the
"Procedures"). The Manager has established a Proxy Voting Committee (the
"Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other clients of the Manager and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to each Fund's portfolio securities during the most recent
12-month period ended June 30 is available without charge: (i) through the
Funds' website at delawareinvestments.com; and (ii) on the SEC's website at
http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager
will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case bases; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposales requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the
Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the
Funds are voted by ISS in accordance with the Procedures. Because almost all
Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Pyramis Global Advisors, LLC Proxy Voting Guidelines

I. General Principals

 A. Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the guidelines; and
    (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Compliance votes proxies on behalf of the clients of
    Pyramis. In the event an Investment Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis, Fidelity and their customers.

 C. Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the guidelines.

 E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel's office and a member of senior management within FMR Investment Compliance. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

 F. Pyramis will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

 G. Many clients invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S.
    securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S.
    securities, Pyramis will generally evaluate proposals in the context of these guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S.
    jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the guidelines,
    Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings;
    and any other provision that eliminates or limits shareholder rights.

 B. Golden parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison
    Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large Capitalization Company - a company included in the Russell 1000 stock index.

 H. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with market capitalization under
    US $300 million.

II. Directors

 A. Incumbent Directors

    Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

    Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

    1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

       With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

       a. The Poison Pill includes a Sunset Provision of less than 5 years;

       b. The Poison Pill includes a Permitted Bid Feature;

       c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

       d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

       Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder
          ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting,
          Pyramis will withhold authority on the election of directors.

    2. The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

    3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

    4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as:
       (i) whether the company used an independent compensation committee; (ii)
       whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

    5. To gain Pyramis' support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

    6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

    7. The Board is not comprised of a majority of independent directors.

 B. Indemnification

    Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by
       Anti-Takeover Provisions.

 C. Independent Chairperson

    Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

    Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

    Pyramis will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

    1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small
       Capitalization Company or 20% for a Micro-Capitalization Company; and
       (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

    2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

    3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or
       including a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

    4. Awards to non-employee directors are subject to management discretion.

    5. In the case of stock awards, the restriction period is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

    Pyramis will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

    1. The shares are granted by a compensation committee composed entirely of independent directors; and

    2. The shares are limited to 5% (large capitalization company) and 10%
       (small capitalization company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

    Pyramis will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

    1. Whether the proposal excludes senior management and directors;

    2. Whether the equity proposed to be exchanged or repriced exceeded
       Pyramis' dilution thresholds when initially granted;

    3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

    4. The company's relative performance compared to other companies within the relevant industry or industries;

    5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

    6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

    Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity.
       In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

    Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged
       ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged
       ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

    Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

    Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue
       Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

    A. The Poison Pill includes the following features:

       1. A sunset provision of no greater than 5 years;

       2. Linked to a business strategy that is expected to result in greater value for the shareholders;

       3. Requires shareholder approval to be reinstated upon expiration or if amended;

       4. Contains a Permitted Bid Feature; and

       5. Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

    B. An Anti-Greenmail proposal that does not include other Anti-Takeover
       Provisions; or

    C. It is a fair price amendment that considers a two-year price history or less.

    Pyramis will generally vote in favor of proposals to eliminate
       Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation

 A. Increases in Common Stock

    Pyramis will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

    Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

    Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

    Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

    Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United
       States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United
       States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

 VII. Shares of Investment Companies

 A. If applicable, when a Fidelity Fund invests in an underlying Fidelity fund with public shareholders, an Exchange Traded Fund (ETF), or non-affiliated fund, shares will be voted in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

 B. Certain clients may invest in shares of underlying Fidelity funds, which are held exclusively by Fidelity funds or accounts managed by Pyramis, FMR or an FMR affiliate. Such shares will generally be voted in favor of proposals recommended by the underlying fund's Board of Trustees.

VIII. Other

 A. Voting Process

    Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

    Voting of shares in securities of any regulated industry (e.g., U.S.
       banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the
       Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

Janus Capital Management LLC

Proxy Voting Procedures - February 2008

The following represents the procedures for Janus Capital Management LLC
("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy
Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics
Group, formerly known as Institutional Shareholder Services (the "Proxy Voting
Service"); or 3) the recommendations of the Proxy Voting Service under their
Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee")
develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a
Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting
Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds
Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the
Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the
Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies.
The Proxy Voting Service is responsible for coordinating with the clients'
custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management.
The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require
Portfolio Manager input on the issue, the vote will be cast by the Chief
Investment Officer(s) or the Director of Research.
The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the
Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio
Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the
Proxy Voting Service refers a proxy question to the Proxy Administrator, the
Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the
Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment
Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus "Fund of Funds". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the
Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management)
relating to a particular referral item shall disclose that conflict to the
Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of
Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of
Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June
30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by
Janus that is material to a proxy voting decision such as the Guidelines, Proxy
Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Marsico Capital Management, LLC Proxy Voting Policy and Procedures

It is the policy of MCM to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.
 o MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests,
   MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).
 o In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders.
   In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.
  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio
  (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against)
  management, or when voting may be unduly burdensome or expensive.
 o In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted
   (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.
 o MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy
   Voting Policy and reports describing the voting of a client's proxies are available to the client on request.
 o MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting Policy and Procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which
   MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

Massachusetts Financial Services Company

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS
International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.)
(collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS'
clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see
Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.
The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting
Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

   a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

   b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS
   Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

     c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small.
Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities.
If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting
Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting
Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively,
"Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

   a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, (ii) MFS institutional clients (the "MFS Significant Client List");

   b. If the name of the issuer does not appear on the MFS Significant Client
   List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting
   Committee;

   c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what
   MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

   d. For all potential material conflicts of interest identified under clause
   (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the
   MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS'
   Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS'
distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the
"underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data
Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc.
(the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The
Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.
Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and
Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and
Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment,
MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting
Committee review, as appropriate, votes cast to ensure conformity with these MFS
Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy
Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy
Voting Committee may review and monitor the votes cast by the Proxy
Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting
Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS
Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS
Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the
Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off-date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Mondrian Investment Partners Limited

The Fund has formally delegated to its investment adviser, Mondrian Investment
Partners Ltd. (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote proxies on behalf of the Fund pursuant to its Proxy Voting Policies and
Procedures (the "Procedures"). The Adviser has established a Proxy Voting
Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the
Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than
August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser
will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix)
generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

Because the Fund has delegated proxy voting to the Adviser, the Fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. The Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the
Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the
Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the
Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the
Committee on how to vote the proxy in the best interests of the Fund. The
Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the
Procedures and in the best interests of the Fund. In these instances, the
Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

State Street Global Advisors ("SSgA) Funds Management, Inc.

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.
FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients
(e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street
Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee
reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review
Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting.

In order to facilitate our proxy voting process, FM retains Institutional
Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

   (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

   (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting
Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates
(as explained in greater detail below under "Potential Conflicts"). If the
Manager of Corporate Governance and the Chairman of the Investment Committee
determine that there is a material conflict, the process detailed below under
"Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment
Committee makes a voting decision in our clients' best interest. However, the
Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a
"Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.
(These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.
However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment
Committee.

State of Incorporation

Generally, SSgA FM votes against management on reincorporation in a state which has more stringent anti-takeover and related provisions; general updating of or corrective amendments to charter; and change in corporation name.

Mergers and Restructurings

SSgA FM generally votes:
 o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
 o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders
 o Against offers where, at the time of voting, the current market price of the security exceeds the bid price
 o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
 o For offers made at a premium where no other higher bidder exists

Anti-takeover Provisions

Generally, SSgA FM votes in support of management on elimination of "poison pill" rights; reductions in supermajority vote requirements; and adoption of anti-"greenmail" provisions.

Generally, SSgA FM votes against management on anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;
amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions and shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding.

Election of Directors

Generally, SSgA FM votes in support management on election of directors who (i)
we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer.

Generally, SSgA FM votes against management on proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

Generally, SSgA FM votes against management on the election of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares.

Generally, SSgA FM votes against management on the election of directors at companies where prior non-cash compensation was improperly "backdated" or
"springloaded" where one of the following scenarios exists:
  o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or
  o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or
  o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation
     Committee at the time; or
  o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward.

Appointment of Auditors

Generally, SSgA FM votes in support of management on the approval of directors.

SSgA FM votes in support of shareholder-initiated mandates giving the Audit
Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent results of audits are reported to the audit committee.

Shareholder Voting Right

Generally, SSgA FM votes in support of shareholders on the establishment of confidential voting.

Changes to Capital Structure

Generally, SSgA FM votes in support of management on capitalization changes which eliminate other classes of stock and voting rights; and changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies.

Generally, SSgA FM votes against management on capitalization changes that add
"blank check" classes of stock or classes that dilute the voting interests of existing shareholders; changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders.

Compensation

Generally, SSgA FM votes in support of management on directors' and auditors'
compensation; stock purchase plans with an exercise price of not less than 85%
if fair market value; and stock option plans which are incentive based and not excessive. Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

Generally, SSgA FM votes against management on Excessive compensation (i.e.
compensation plans which are deemed by FM to be overly dilutive); and
change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Generally, SSgA FM votes against shareholders on proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

Corporate Responsibility

SSgA FM votes against shareholder-initiated restrictions related to social, political or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact; and shareholder-initiated proposals which require inappropriate endorsements or corporate actions.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -  such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The
Proxy Committee is composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass
Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio managers decide how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or or their portfolios may have different investment objectives, these factors among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price ocassionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client,
Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards.
We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at or below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions

T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.
Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairmans and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of the company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to client-focused nature of our investment management business that the potential for conflicts of interest is relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest.
However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy
Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Templeton Investment Counsel, LLC

Proxy Voting Policies & Procedures

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy
Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a
wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton
Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment
Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment
Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment
Manager's instructions and/or policies. To assist it in analyzing proxies,
Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analysis of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analysis and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics'
and/or Glass Lewis' analysis are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of
Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of
Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory
Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1. The issuer is a client1 of Investment Manager or its affiliates;

   2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

   3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by
     Investment Manager or its affiliates (e.g., a broker, dealer or bank)2

   4. An Access Person3 of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

   5. A director or trustee of Franklin Resources, Inc. or of a Franklin
     Templeton investment product, or an immediate family member4 of such director or trustee, also serves as an officer or director of the issuer;
     or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

1 For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.
  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

2 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

3 "Access Person" shall have the meaning provided under the current Code of
  Ethics of Franklin Resources, Inc.

4 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue
  Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest exists, the
Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analysis of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy
Group, may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy
Review Committee comprised of representatives from the Portfolio Management
(which may include portfolio managers and/or research analysts employed by
Investment Manager), Fund Administration, Legal and Compliance Departments
within Franklin Templeton for evaluation and voting instructions. The Proxy
Review Committee may defer to the voting recommendation of RiskMetrics, Glass
Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an
Advisory Client, it may rely upon the instructions of a representative of the
Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U.S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Soci-t-
d'investissement - capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory
Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis,
RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment
Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the
Investment Manager rather than sending the proxy directly to the relevant
Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a
Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(I)(E), (F), or (G) of the Investment Company Act
of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin
Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3)
when required pursuant to an account's governing documents or applicable laws.
Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision.
As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal
Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from
RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda,
RiskMetrics and/or Glass Lewis analysis, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analysis, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy
Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory
Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the
Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment
Manager's officers. The Board of Directors of Franklin Templeton's
U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders.
Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating
Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals,
Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment
Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.
However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote.
Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment
Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of
"greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.
Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition.
Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients.
Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to
Investment Manager's proxy voting decisions for international investments.
However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian
Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities.
However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote.
Additionally, the Proxy Group may not be given enough time to process the vote.
For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date,
Investment Manager ultimately may decide not to vote those shares. Lastly, the
Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business"
is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an
"withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

   1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

   2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

   3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from
   RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

   4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

   5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics,
   Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information.
   Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review
   Committee.

   6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

   7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

   8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's file and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

   9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund
   Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

   10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required
   Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

   11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

   12. The Proxy Group will review the guidelines of RiskMetrics and Glass
   Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

   13. The Proxy Group will familiarize itself with the procedures of
   RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

   14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15. At least annually, the Proxy Group will verify that:
   o All annual proxies for the securities held by Advisory Clients have been received;
   o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
   o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;
   o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and
   o Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as
RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton
Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL
33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period edning June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to
www.franklintempleton.ca. no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

Turner Investment Partners, Inc.

PROXY VOTING POLICY AND PROCEDURES
Turner Investment Partners, Inc., as well as its investment advisory affiliate,
Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.
Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:
Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:
In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting
Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:
Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii)
the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:
Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.
Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy
Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the
Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence
Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in
Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the
Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

Obtaining Proxy Voting Information:
To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:
Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: April 1, 2007

UBS Global Asset Management (Americas) Inc.

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with
UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general,
UBS Global AM: (1) opposes proposals which act to entrench management; (2)
believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4)
believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Wellington Management Company, LLP

The Funds for which Wellington Management Company, LLP (`Wellington
Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by
Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its
Global Proxy Policies and Procedures. Wellington Management's Corporate
Governance Committee is responsible for the review and oversight of the firm's
Global Proxy Policies and Procedures. The Corporate Governance Group within
Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington
Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance
Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its
Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

LVIP Wilshire Risk-based Funds and LVIP Wilshire Target Maturity Funds

Background
The Lincoln Variable Insurance Products Trust offers certain series fund-of-funds, which are referred to as the "Profile Funds." Each Profile Fund intends to invest substantially all of its assets in shares of the Trust series referred to as "Underlying Funds." The Underlying Funds are other investment companies or series that offer their shares as investment options for variable annuity and/or variable life insurance contracts issued by The Lincoln National
Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of
New York (collectively, the "Insurance Companies").

The Insurance Companies and the Underlying Funds currently rely on Paragraph
(b)(15) of Rule 6e-3(T) under the Investment Company Act of 1940 (the "1940
Act") for an exemption from the certain provisions of the 1940 Act to the extent necessary to permit shares of an Underlying Fund to be sold to and held by variable annuity and variable life insurance separate accounts of the
Insurance Companies (such exemption referred to as "Mixed Funding Relief").

The Trust, on behalf of the Profile Funds, will comply with all the conditions that apply to it as specified in Paragraph (b)(15) of Rule 6e-3(T) in connection with the Mixed Funding Relief, and in this respect, the Profile
Funds will monitor for the existence of any material irreconcilable conflict between the interests of variable annuity contractholders and variable life insurance contractholders investing in such Fund. The Profile Funds shall have the rights and responsibilities of registered investment companies in which insurance companies invest as specified in such Paragraph.

The SEC staff has informally taken the position that Mixed Funding Relief may be relied upon by the insurance companies and underlying funds of a fund-of-funds, subject to the certain "echo voting" procedures, notwithstanding the investment in the underlying funds by an intervening fund-of-funds. The
Trust wishes to adhere to the informal position of the SEC staff, and, accordingly has established the following procedures.

Procedures

To the extent that an Underlying Fund whose shares are held by a Profile Fund solicits a shareholder vote on any matter, the Profile Fund shall vote such shares of the Underlying Fund in the same proportion as the vote of all other holders of shares of such Underlying Fund, as described by Section
12(d)(1)(E)(iii)(aa) of the 1940 Act. This type of voting structure is commonly referred to as "echo voting."

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the funds' fiscal year ended December 31, 2007:

BAMCO, Inc. (LVIP Baron Growth Opportunities Fund)

Mr. Baron has an employment agreement that includes a fixed salary, a fixed bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the funds he manages. The contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract are based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management.
Consideration is given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

Cohen & Steers (LVIP Cohen & Steers Global Real Estate Fund)

Portfolio managers and research analysts receive a base salary plus a performance-based incentive bonus (consisting of cash and equity in the form of restricted stock units), which is designed to be a meaningful portion of compensation. Portfolio managers are evaluated on performance relative to their benchmark on a one-and three-year basis and performance relative to peer groups. Research analysts' incentive compenstation is based on the quality of their research inputs to our valuation model and their investment cases, as well as their contribution to the investment process. Traders' incentive compensation is based on the efficiency of their trading execution measured, in part, by Abel/Noser. Other factors that contribute to total compensation include the firm's overall success and each individual's performance with regard to teamwork, attitude, leadership and values. The firm uses McLagan to benchmark compensation relative to market comparables, and our goal is to be in the top quartile relative to that survey.
All employees earning a threshold amount receive a significant portion of their total compensation in restricted stock units ("RSUs"), at least 15%-35%, which vest and convert to common stock ratably over four years. In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock
Purchase Program under the Stock Incentive Plan. Any such bonus amounts mandated or voluntarily deferred into RSUs are matched 25% by the firm in additional RSUs. All employees are eligible to participate in a stock purchase plan as well, whereby emplyees may purchase the firm's common stock at a 15%
discount. A significant amount of the firm's equity is held by employees.

Columbia Management Advisors, LLC (Columbia Value Opportunites Fund)

Columbia Management's portfolio managers received their compensation from
Columbia Management and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager's bonus is variable and generally is based on (1)
an evaluation of the portfolio manager's investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager's three and five year performance. Columbia Management also may consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Performance Benchmarks

                                                   Secondary   Morningstar Category
Portfolio Manager          Primary Benchmark       Benchmark   (Peer Group)
 Jarl Ginsberg             Russell 2000 Value TR   N/A         Small Value
 Christian K. Stadlinger   Russell 2000 Value TR   N/A         Small Value

The size of the overall bonus pool each year is determined by Columbia
Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management's profitability for the year, which is largely determined by assets under management.

Delaware Management Company ("DMC") (Bond Fund, Growth and Income Fund, Managed
Fund, Money Market Fund, Social Awareness Fund, Special Opportunties Fund)

COMPENSATION STRUCTURE

Each portfolio manager's compensation consists of the following:

BASE SALARY - Each named portfolio manager receives a fixed base salary.
Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Mr. Chow and Mr. Early: Mr. Early is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors.

The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according to the fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

Due to the transitioning of his responsibilities, Mr. Early's bonus for the past year was guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

Mr. Chow is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by

mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally 50% - 70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to the fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted.

For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan
Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted.

There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

Bonus - Mr. Beck, Mr. Madden and Mr. Hughes: The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues
(minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups.Performance is measured as a result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three year performance is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the
50th percentile.

For the analysts identified as having responsibility for day-to-day management of [fund], 50% of their objective bonus is determined as described immediately above. The remaining 50% is determined for each analyst based on that analyst's stock selection process within the sectors for which he is responsible as compared to the relevant Russell index over a one-year period.

Bonus - Mr. Francis Morris, Mr. Adams, Mr. Michael Morris and Mr. Padilla:

The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool"
for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share.

Due to transitioning of responsibilities of this team during the year, 100% of their bonuses for the prior year were subjective, determined in part based on performance of the funds managed as compared to the appropriate Lipper peer groups for a one-year period. It is anticipated that going forward an objective component will be added in a manner similar to that described above (see description under Beck, Madden and Hughes).

DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The
Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of
Delaware Investments U.S., Inc. pursuant to the terms of the Amended and
Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In
addition, certain managers may be awarded restricted stock units, or
"performance shares", in Lincoln National Corporation. Delaware Investments
U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc.
Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation
Plan was established in 2001 in order to provide certain employees of the
Manager with a more direct means of participating in the growth of the

Manager. Under the terms of the plan, stock options typically vest in 25%
increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25%
increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion.
Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31,
June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term
Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Fidelity Management & Research Company ("Fidelity") (LVIP FI Equity-Income
Fund)

Ciaran O'Neill is the portfolio manager of LVIP FI Equity Income Fund and receives compensation for his services. As of December 31, 2007, portfolio manager compensation generally consisted of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benfits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account and within a defined peer group assigned to each fund or account.
The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s)
and the average asset size of those fund(s) and accounts(s) over his tenure.
Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of
LVIP FI Equity Income Fund is based on the fund's pre-tax investment performance measured against the Russell 1000 Value Index and the fund's pre-tax investment performance within the US Equity Large Cap Value universe.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR
LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Janus Capital Management LLC ("Janus") (LVIP Janus Capital Appreciation Fund)

The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing the fund and any other funds, portfolios or accounts for which they have exclusive shared responsibilities (collectively, the "Managed Funds") through two components:
fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers
("CIO") of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc.
("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio managers. Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio managers primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below:

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed
Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted
Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed
Funds' performance is then allocated to the respective portfolio manager(s).

A portfolio manages is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets
(excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

CIO Variable Compensation: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers),
Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth
Funds.

Marsico Capital Management (Marsico International Growth Fund)

Compensation for Marsico Capital Management's (MCM) portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors;
(1) MCM's overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM's portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manger's leadership within MCM's Investment Management Team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other consideration.

Massachusetts Financial Services Company (MFS Value Fund)

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund's prospectus, but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders)
and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Mondrian Investment Partners Limited ("Mondrian") (International Fund)

Mondrian has the following programs in place to retain key investment staff:

1) Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2) Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3) Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

There is no direct link between portfolio manager compensation and individual portfolio performance. Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of
Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by
Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

State Street Global Advisors Funds Management, Inc. ("SSgA")(SSgA S&P 500 Index
Fund and SSgA Small-Cap Index Fund)

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive
(i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street
Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisors and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

T. Rowe Price Associates ("T. Rowe Price") (LVIP T. Rowe Price Structured
Mid-Cap Growth Fund)

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total return table of the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by our Investment Steering Committee and those funds are the same ones presented to our mutual fund directors in their regular review of fund performance.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for the Tax Efficient Funds.
Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a
401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.
Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Templeton Investment Counsel, LLC (Templeton Growth Fund)

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.
Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base Salary Each portfolio manager is paid a base salary.

Annual Bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash
(50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%)
and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.
The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

Additional Long-Term Equity-Based Compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Turner Investment Partners, Inc. (Turner Mid-Cap Growth Fund)

Turner's investment professionals receive a base salary commensurate with his or her level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes that its compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer, Robert E. Turner is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief
Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

UBS Global Asset Management (Americas) ("UBS") (LVIP UBS Global Asset
Allocation Fund)

The compensation received by portfolio managers includes a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities.

o Annual bonus, tied to individual contributions and investment performance.

o Analyst incentives, tied to performance of model portfolios.

o UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped int 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied
t the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based on the performance of the model global sector portfolio; one-third o the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that a system closely aligns our analysts' incentives with our clients.

UBS AG equity. Many of our senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity
Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Wellington Management Company, LLP (Capital Growth Fund and Mid-Cap Value)

The Funds pay Wellington Management a fee based on the assets under management of the each Fund as set forth in the Investment Subadvisory Agreements between
Wellington Management and Lincoln National Corporation (formerly, Jefferson
Pilot Investment Advisory Corporation) on behalf of each Fund. Wellington
Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund.
The following information relates to the fiscal year ended December 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for each Investment Professional, as partners of Wellington Management, are determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. Each equity Investment Professional is eligible to receive an incentive payment based on the revenues earned by
Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each
Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The
Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of
Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Boselli, Mordy and
Shilling are all partners of the firm.

Fund                                      Benchmark Index and/or Peer Group for Incentive Period
         LVIP Capital Growth Fund ....... Russell 1000 Growth
         LVIP Mid-Cap Value Fund ........ Russell 2500 Value

Wilshire Associates ("Wilshire") (LVIP Wilshire Conservative Profile Fund, LVIP
Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile
Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund,
LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire
2040 Profile Fund)

The portfolio manager's compensation is based on two major components, base slaary and performnace bonus. The salary is set each year and is commensurate with the contribution that the portfolio manager makes to his team, the investment process and to the overall success of the firm. The bonus portion of his salary is based on the performnace of each portfolio manager's accounts and contributions that individual made to the overall performance of the division and the company as a whole. The compensation package for the portfolio manager takes into consideration the performance of the funds.

          Lincoln Variable Insurance Products Trust

               LVIP Delaware Foundation (Reg. TM) Funds:
               LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund
               LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
               LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

          Standard Class

          1300 South Clinton Street
          Fort Wayne, Indiana 46802

          Prospectus March 25, 2009

Each fund is a series of the Lincoln Variable lnsurance Products Trust (referred to as "fund") that sells its shares directly or indirectly to The Lincoln
National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. The funds will not be offered for sale through this prospectus until on or about June 12, 2009.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or
determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Delaware Foundation (Reg. TM) Funds
LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

What are the funds' goals and main investment strategies?

The LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund, LVIP
Delaware Foundation (Reg. TM) Moderate Allocation Fund, and LVIP Delaware
Foundation (Reg. TM) Aggressive Allocation Fund (collectively referred to as the
"Foundation (Reg. TM) Funds") are "target risk funds", which base their asset allocation around a specified level of risk with corresponding variations of income and growth potential.

The investment objectives of the Foundation (Reg. TM) Funds are as follows:

Fund                                                         Investment Objective
----------------------------------------------------------   -----------------------------------------------------------------
LVIP Delaware Foundation (Reg. TM) Conservative Allocation   Seeks a combination of current income and preservation of capital
Fund                                                         with capital appreciation.
LVIP Delaware Foundation (Reg. TM) Moderate Allocation       Seeks capital appreciation with current income as a secondary
Fund                                                         objective.
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation     Seeks long-term capital growth.
Fund

The investment objectives of the Foundation (Reg. TM)Funds are non-fundamental and may be changed without shareholder approval.

From the most conservative (LVIP Delaware Foundation (Reg. TM) Conservative
Allocation Fund) to the moderate (LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund) to the most aggressive (LVIP Foundation (Reg. TM) Delaware
Aggressive Allocation Fund), each Foundation Fund invests in a diversified portfolio of securities of different asset classes and investment styles as it strives to attain its objective(s). By allocating the investments across several different asset classes and investment styles, each of the Foundation Funds offers broad diversification while seeking to achieve its investment objective.

The following tables show the target allocation and allowable ranges (based on percentage of net assets) that each of the Foundation (Reg. TM) Funds expects to invest in for each asset class. Allocations for each asset class may vary within allowable ranges from the target percentages set for each Foundation (Reg. TM)
Fund.

                                    LVIP Delaware Foundation (Reg.
                                     TM) Conservative Allocation
                                                Fund
                                    ------------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------  ------------------  ----------
  U.S. Equity.....................           20%          5 - 30%
  International Equity............           15%          5 - 30%
  Emerging Markets................            5%          0 - 10%
  Global Real Estate..............            0%          0 - 15%
  Bonds...........................           58%         30 - 70%
  Cash Equivalents................            2%          0 - 20%


                                    LVIP Delaware Foundation (Reg.
                                    TM) Moderate Allocation Fund
                                    ------------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------  ------------------  ----------
  U.S. Equity.....................            30%        10 - 40%
  International Equity............          22.5%        10 - 40%
  Emerging Markets................           7.5%         0 - 15%
  Global Real Estate..............             0%         0 - 15%
  Bonds...........................            38%        20 - 50%
  Cash Equivalents................             2%         0 - 15%


                                                                             A-1

                                    LVIP Delaware Foundation (Reg.
                                    TM) Aggressive Allocation Fund
                                    ------------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------  ------------------  ----------
  U.S. Equity.....................           40%         15 - 50%
  International Equity............           30%         15 - 50%
  Emerging Markets................           10%          0 - 20%
  Global Real Estate..............            0%          0 - 20%
  Bonds...........................           18%         10 - 40%
  Cash Equivalents................            2%          0 - 10%

An active allocation approach is used when selecting investments for the
Foundation Funds. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. In setting the asset allocation strategy for each of the Foundation Funds, the sub-adviser focuses on three key factors:
  o the returns and risk associated with different asset classes;
  o the correlation between different asset classes (their tendency to move up or down together); and
  o the changing universe of global investment opportunities.

This information is used to determine how much of each Foundation Fund will be allocated to each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the appropriate investment styles for investment. Descriptions of the investment styles within each asset class are listed below:

U.S. EQUITY ASSET CLASS

U.S. Large Cap Core

The large cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value. The manager also considers factors such as business conditions ind the company's industry and its competitive position in that industry. The large cap core investment sleeve will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

U.S. Mid and Large Cap Growth

The mid and large cap growth investment sleeve (style) invests primarily in common stocks, generally in medium and large-size companies that are expected to grow faster than the U.S. economy. Medium and large-sized companies generally have market capitalizations exceeding $1 billion. Using a bottom up approach, the manager looks for companies that are believed to have the potential for increased market share, dominant business models, strong free cash flow generation, and demonstrate operational efficiencies.

U.S. Large Cap Value

The large cap value investment sleeve (style) invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Companies in the "large cap value" category generally are within the market capitalization range of the Russell 1000 Value (Reg. TM)
Index (as of 12/31/08 above $13.8 billion). A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as 1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; 2) favorable earnings prospects and dividend yield potential; and 3) the financial condition of the issuer.

U.S. Small Cap Core

Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on 1) attractive valuations; 2)
growth prospects; and 3) strong cash flow. Companies in the "small cap core"
category generally are within the market capitalization range of the Russell
2000 Index (as of 12/31/08 $1.17 billion and below). The small cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value.

INTERNATIONAL EQUITY ASSET CLASS

International Value Equity

The international value investment sleeve (style) uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The portfolio may purchase securities in any foreign country
(developed or emerging) and seeks companies that are expected to perform well over the next three to five years.

International Growth

The international growth investment sleeve (style) uses a growth strategy that seeks to invest primarily in equity securities that provide the potential for capital appreciation. The manager may purchase securities in any foreign, developed or emerging country. In

A-2

pursuing the investment strategy, the manager may invest in individual companies or in exchange traded funds that utilize an international growth investment style.

EMERGING MARKETS ASSET CLASS

Emerging Markets

The emerging markets investment style (sleeve) focuses on stocks of companies considered to be from an emerging country. An "emerging country" is considered to be 1) generally recognized as an emerging country by the international financial community including the World Bank and the International Finance
Corporation; 2) classified by the United Nations as developing; or 3) included in the International Finance Corporation Free Index or the MSCI Emerging
Markets Index. The manager focuses on investing in emerging countries which have economies that are believed to be developing strongly and markets that are becoming more sophisticated. The manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

GLOBAL REAL ESTATE ASSET CLASS

Global Real Estate Securities

The global real estate securities sleeve (style) invests in securities issued by U.S. and non-U.S. companies in the real estate sector. A company in the real estate sector generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. Assets will be allocated among real estate companies in various regions and countries throughout the world, including the U.S. and developed, developing and emerging market non-U.S.
countries. The portfolio's investment strategy is based on both a top-down and bottom-up assessment of countries and specific markets. A real estate company's financials, cash flow, dividend growth rates, and management strategy are also evaluated in selecting the portfolio's investments.

FIXED INCOME (BONDS AND CASH EQUIVALENTS) ASSET CLASS

Diversified Fixed Income

The fixed income investment sleeve (style) allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International
Developed Markets, and Emerging Markets sectors. The manager analyzes economic and market conditions to identify the sector(s) that offer the best investment opportunities. The manager will determine the amount of assets allocated to each of the four sectors based on this analysis of economic and market conditions, and on an assessment of the returns and potential for appreciation from each sector. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those high yield bonds
(aka "junk bonds") having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The manager may invest up to 50% of the assets allocated to the fixed income investment sleeve in high yield bonds.
Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in fixed income securities of issuers in any foreign country, developed and underdeveloped. Fixed income securities in the international developed markets sector and the emerging markets sector may include securities issued by foreign governments, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Cash equivalents may include: 1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; 2) commercial paper of the highest quality rating; 3) short-term debt obligations with the highest quality rating; 4) U.S. government securities; and 5) repurchase agreements collateralized by those instruments.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Foundation Fund. Delaware Management Company manages the day-to-day investment activities of the Foundation Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the funds?

For each of the Foundation (Reg. TM) Funds, investing in securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's securities to fluctuate and, therefore, the value of the shares held under your contract could fluctuate and you could lose money.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and

                                                                             A-3

  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Equity Investments. For investment styles allocated to equity, the primary risk is that the value of the stocks purchased will fluctuate. Because the LVIP
Delaware Foundation (Reg. TM) Aggressive Allocation Fund has a greater target percentage of assets allocated to equities than the LVIP Delaware Foundation
(Reg. TM) Moderate Allocation Fund or the LVIP Delaware Foundation (Reg. TM)
Conservative Allocation Fund, it will be more susceptible to the risks associated with equities. The LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund will be more susceptible to the risks associated with equities than the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund.

Some of the investment styles may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the asset classes or investment styles may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers.
Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments (Bonds). For investment styles allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations.
Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Investing in "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds. If debt obligations held by the funds are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the funds' shares could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Because the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund has
a greater target percentage of assets allocated to fixed income investments and high yield bonds than the LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund and the LVIP Delaware Foundation (Reg. TM) Aggressive
Allocation Fund, it will be more susceptible to the risks associated with fixed income investments and high yield bonds. The LVIP Delaware Foundation (Reg. TM)
Moderate Allocation Fund will be more susceptible to the risks associated with fixed income investments and high yield bonds than the LVIP Delaware Foundation
(Reg. TM) Aggressive Allocation Fund.

Foreign Investments (Equity or Bonds). Investing in foreign equity securities involves additional risks not present when investing in U.S. securities.
Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the risk of investing in foreign securities are heightened when investing in emerging market countries.

A-4

Additionally, Investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Because the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund has a
greater target percentage of assets allocated to foreign investments than the
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund and the LVIP
Delaware Foundation (Reg. TM) Conservative Allocation Fund, it will be more susceptible to the risks associated with foreign investments. The LVIP Delaware
Foundation (Reg. TM) Moderate Allocation Fund will be more susceptible to the risks associated with foreign investments than the LVIP Delaware Foundation
Conservative Allocation Fund.

Global Real Estate Securities. Risk related to global real estate securities includes possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Real estate investment trusts (REITs) are subject to substantial cash flow dependency, defaults, self-liquidation and the risk of failure to qualify for the free pass through of income. Investing in global real estate securities involves the additional risks of foreign investing which are not present when investing in U.S. real estate.

Exchange Traded Funds (ETFs). The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

How have the funds performed?

The funds commenced operations on March 25, 2009. Once the funds have at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the funds, is not necessarily indicative of how the funds will perform in the future.

                                                                             A-5

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                           LVIP Delaware Foundation (Reg. TM)
                                                              Conservative Allocation Fund
                                                           ----------------------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases.................                   N/A
Deferred Sales Charge (Load).............................                   N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends..................................                   N/A
Redemption Fee...........................................                   N/A
Exchange Fee.............................................                   N/A
Account Maintenance Fee..................................                   N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee...........................................                  0.75%
Distribution and/or Service (12b-1 fees).................                  0.00%
Other Expenses...........................................                  0.10%1
Acquired Fund Fees and Expenses (AFFE)1..................                  0.02%1
Total Annual Fund Operating Expenses.....................                  0.87%
Less Fee Waiver and Expense Reimbursement................                 (0.12%)2,3
Net Expenses (including AFFE)............................                  0.75%

                                                           LVIP Delaware Foundation (Reg. TM)   LVIP Delaware Foundation (Reg. TM)
                                                                Moderate Allocation Fund            Aggressive Allocation Fund
                                                           ----------------------------------   ----------------------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases.................                   N/A                                 N/A
Deferred Sales Charge (Load).............................                   N/A                                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends..................................                   N/A                                 N/A
Redemption Fee...........................................                   N/A                                 N/A
Exchange Fee.............................................                   N/A                                 N/A
Account Maintenance Fee..................................                   N/A                                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee...........................................                  0.75%                               0.75%
Distribution and/or Service (12b-1 fees).................                  0.00%                               0.00%
Other Expenses...........................................                  0.41%                               0.11%1
Acquired Fund Fees and Expenses (AFFE)1..................                  0.03%1                              0.03%1
Total Annual Fund Operating Expenses.....................                  1.19%                               0.89%
Less Fee Waiver and Expense Reimbursement................                 (0.43%)2,3                          (0.13%)2,3
Net Expenses (including AFFE)............................                  0.76%                               0.76%

1 "Other Expenses", "Acquired Fund Fees and Expenses" and "Annual Fund
  Operating Expenses" in connection with the Foundation (Reg. TM) Funds and the Foundation (Reg. TM) Funds (Pro Forma) have been estimated since these funds have not yet commenced.

2 LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

3 LIA has contractually agreed to reimburse each funds' Standard Class to the extent that the funds' Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.73% of average daily net assets.
  The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in the Foundation
(Reg. TM) Funds with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Foundation (Reg. TM) Funds provide a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                                     1 year   3 years   5 years1   10 years1
                                                                    -------- --------- ---------- ----------
LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund        $77      $266      N/A        N/A
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund            $78      $335      N/A        N/A
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund          $78      $271      N/A        N/A

1    Only one-year and three-year expenses are shown since the funds are new.
     The funds will have expenses beyond year three.

A-6

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC (Release
No. IC-27512) to permit the funds' investment adviser, without further shareholder approval,to enter into and materially amend a sub-advisory agreement with a sub-adviser upon approval of the Trust's Board of Trustees.
The SEC order is subject to certain conditions. For example,within 90 days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is
1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The following chart lists each fund's investment adviser, sub-adviser, and portfolio manager. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                                                                           GPD-1

Fund                                       Investment Adviser, Sub-Adviser and Portfolio Manager(s)
----------------------------------------   ------------------------------------------------------------------------------------
LVIP Delaware Foundation (Reg. TM) Funds
LVIP Delaware Foundation (Reg. TM)         Adviser: LIA (advisory fee is 0.65% of average net assets, which is net of fee waivers)

Conservative Allocation Fund               Sub-Adviser: Delaware Management Company

LVIP Delaware Foundation (Reg. TM)
Moderate Allocation Fund                   Portfolio Manager:A team consisting of Michael J. Hogan, Paul Grillo, Sharon Hill,
                                           Francis X.

LVIP Delaware Foundation (Reg. TM)
Aggressive Allocation Fund                 Morris and Babak (Bob) Zenouzi are responsible for making the day-to-day investment decisions for the funds. Mr. Hogan is the lead member of the team and has the authority to override any decision made by the team in his discretion. Mr. Hogan,
                                           Executive Vice President, Chief Executive Officer and Head of Equity Investments,
                                           joined Delaware Investments in 2007. Mr. Hogan previously spent eleven years at SEI
                                           Investments, with the last three of those as the managing director and global head of equity. Mr. Hogan graduated from the University of Delaware with a bachelor's degree in economics. Mr. Grillo, Senior Vice President and Senior Portfolio Manager,
                                           joined Delaware Investments in 1992. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University. Ms. Hill, Senior Vice President and
                                           Senior Portfolio Manager, joined Delaware Investments in 2000 as a Senior
                                           Programmer/Analyst of Investment Systems. Ms. Hill holds a bachelor's degree, with honors, in mathematics from the City University of New York, at Brooklyn College and
                                           a master's degree and Ph.D. in mathematics from the University of Connecticut. Mr.
                                           Morris, Senior Vice President and Chief Investment Officer - Core Equity, joined
                                           Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence
                                           College and an MBA from Widener University. Mr. Zenouzi, Senior Vice President and
                                           Senior Portfolio Manager, rejoined Delaware Investments in 2006 after having spent seven years as an analyst and portfolio manager with the firm and prior to leaving to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager. Mr. Zenouzi has a master's degree in finance from
                                           Boston College and a bachelor's degree from Babson College. Mr. Hogan and Mr. Grillo are CFA charterholders.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's board of trustees approving the investment advisory and sub-advisory contracts for the funds will be available in the semi-annual report to shareholders for the six month period ended June 30, 2009.

GPD-2

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities;
     and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or the Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service
Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers
Standard Class shares.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life
Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY) and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable;
or (d) the SEC permits, by order, for the protection of fund shareholders.

                                                                           GPD-3

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD")
and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively,
"financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). A fund may terminate a loan at any time, and will recall a security on loan to vote proxies if the fund knows that a vote concerning a material event affecting an investment on loan will occur. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing
Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order
(including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients'
transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

GPD-4

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional
Information.

Distributions and Federal Income Tax Considerations
The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln
Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Impact to Funds from Profile Fund Investments
The funds may accept investments from the Lincoln Profile Funds, separate investment series of the Trust, each of which operates as a fund of funds. From time to time, the Lincoln Profile Funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the Lincoln Profile Funds increase their holdings of the funds, this action may cause the funds to experience large purchases of their shares and large inflows into the funds.
Similarly, the Lincoln Profile Funds may decrease their holdings in the funds, and this may cause the funds to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

                                                                           GPD-5

Financial Highlights
The LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund, LVIP
Delaware Foundation (Reg. TM) Moderate Allocation Fund, LVIP Delaware
Foundation (Reg. TM) Aggressive Allocation Fund were not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for these funds.

General Information
You may examine the registration statements for the funds at the SEC in
Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The funds have received an exemptive order from the SEC, which allows the use of fund shares by separate accounts funding variable annuity and variable life insurance contracts, qualified plans, the investment manager, and insurance company general accounts. Due to differences in redemption rates, tax treatment, or other considerations, the interests of various contract owners participating in the funds and the interests of qualified plans, the investment manager, or general accounts investing in the funds might at some time be in conflict. Violation of the federal tax laws by one separate account investing in a fund could cause the contracts funded through another separate account to lose its tax-deferred status, unless remedial action was taken. The Trust's
Board of Trustees will monitor for the existence of any material irreconcilable conflicts and determine what action, if any, will be taken in response to such conflicts.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its
SAI, dated March 25, 2009, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For a free copy of the SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort
Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the
SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090.
You can also get reports and other information about the funds on the EDGAR
Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public
Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

GPD-6

          Lincoln Variable Insurance Products Trust

               LVIP Delaware Foundation (Reg. TM) Funds:
               LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund
               LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
               LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

          Service Class

          1300 South Clinton Street
          Fort Wayne, Indiana 46802
          Prospectus March 25, 2009

Each fund is a series of the Lincoln Variable lnsurance Products Trust
(referred to as "fund") that sells its shares directly or indirectly to The
Lincoln National Life Insurance Company and its affiliates (Lincoln Life).
Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. The funds will not be offered for sale through this prospectus until on or about
June 12, 2009.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or
determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Delaware Foundation (Reg. TM) Funds
LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

What are the funds' goals and main investment strategies?

The LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund, LVIP
Delaware Foundation (Reg. TM) Moderate Allocation Fund, and LVIP Delaware
Foundation (Reg. TM) Aggressive Allocation Fund (collectively referred to as the "Foundation (Reg. TM) Funds") are "target risk funds", which base their asset allocation around a specified level of risk with corresponding variations of income and growth potential.

The investment objectives of the Foundation (Reg. TM)Funds are as follows:

Fund                                                         Investment Objective
------------------------------------------------------------ -------------------------------------------------------------------
LVIP Delaware Foundation (Reg. TM) Conservative Allocation   Seeks a combination of current income and preservation of capital
Fund                                                         with capital appreciation.

LVIP Delaware Foundation (Reg. TM) Moderate Allocation       Seeks capital appreciation with current income as a secondary
Fund                                                         objective.

LVIP Delaware Foundation (Reg. TM) Aggressive Allocation     Seeks long-term capital growth.
Fund

The investment objectives of the Foundation (Reg. TM) Funds are non-fundamental and may be changed without shareholder approval.

From the most conservative (LVIP Delaware Foundation (Reg. TM) Conservative
Allocation Fund) to the moderate (LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund) to the most aggressive (LVIP Foundation (Reg. TM) Delaware
Aggressive Allocation Fund), each Foundation (Reg. TM)Fund invests in a diversified portfolio of securities of different asset classes and investment styles as it strives to attain its objective(s). By allocating the investments across several different asset classes and investment styles, each of the
Foundation (Reg. TM) Funds offers broad diversification while seeking to achieve its investment objective.

The following tables show the target allocation and allowable ranges (based on percentage of net assets) that each of the Foundation (Reg. TM) Funds expects to invest in for each asset class. Allocations for each asset class may vary within the allowable ranges from the target percentages set for each Foundation
(Reg. TM) Fund.

                                    LVIP Delaware Foundation (Reg.
                                     TM) Conservative Allocation
                                                Fund
                                    -----------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------- ------------------- ---------
  U.S. Equity......................          20%         5 - 30%
  International Equity.............          15%         5 - 30%
  Emerging Markets.................           5%         0 - 10%
  Global Real Estate...............           0%         0 - 15%
  Bonds............................          58%        30 - 70%
  Cash Equivalents.................           2%         0 - 20%


                                    LVIP Delaware Foundation (Reg.
                                    TM) Moderate Allocation Fund
                                    -----------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------- ------------------- ---------
  U.S. Equity......................           30%       10 - 40%
  International Equity.............         22.5%       10 - 40%
  Emerging Markets.................          7.5%        0 - 15%
  Global Real Estate...............            0%        0 - 15%
  Bonds............................           38%       20 - 50%
  Cash Equivalents.................            2%        0 - 15%


                                                                             A-1

                                    LVIP Delaware Foundation (Reg.
                                    TM) Aggressive Allocation Fund
                                    ------------------------------
Asset Class                          Target Allocation    Ranges
----------------------------------- ------------------- ---------
  U.S. Equity......................          40%        15 - 50%
  International Equity.............          30%        15 - 50%
  Emerging Markets.................          10%         0 - 20%
  Global Real Estate...............           0%         0 - 20%
  Bonds............................          18%        10 - 40%
  Cash Equivalents.................           2%         0 - 10%

An active allocation approach is used when selecting investments for the
Foundation (Reg. TM)Funds. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. In setting the asset allocation strategy for each of the Foundation (Reg. TM) Funds, the sub-adviser focuses on three key factors:
  o the returns and risk associated with different asset classes;
  o the correlation between different asset classes (their tendency to move up or down together); and
  o the changing universe of global investment opportunities.

This information is used to determine how much of each Foundation (Reg. TM)
Fund will be allocated to each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the appropriate investment styles for investment. Descriptions of the investment styles within each asset class are listed below:

U.S. EQUITY ASSET CLASS

U.S. Large Cap Core

The large cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value. The manager also considers factors such as business conditions in the company's industry and its competitive position in that industry. The large cap core investment sleeve will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

U.S. Mid and Large Cap Growth

The mid and large cap growth investment sleeve (style) invests primarily in common stocks, generally in medium and large-size companies that are expected to grow faster than the U.S. economy. Medium and large-sized companies generally have market capitalizations exceeding $1 billion. Using a bottom up approach, the manager looks for companies that are believed to have the potential for increased market share, dominant business models and strong free cash flow generation, and demonstrate operational efficiencies.

U.S. Large Cap Value

The large cap value investment sleeve (style) invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Companies in the "large cap value" category generally are within the market capitalization range of the Russell 1000 (Reg. TM) Value
Index (as of 12/31/08 above $13.8 billion). A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as 1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; 2) favorable earnings prospects and dividend yield potential; and 3) the financial condition of the issuer.

U.S. Small Cap Core

Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on 1) attractive valuations; 2)
growth prospects; and 3) strong cash flow. Companies in the "small cap core"
category generally are within the market capitalization range of the Russell
2000 (Reg. TM) Index (as of 12/31/08 $1.17 billion and below). The small cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative data, fundamental research, and risk control to evaluate stocks based on both growth potential and value.

INTERNATIONAL EQUITY ASSET CLASS

International Value Equity

The international value investment sleeve (style) uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The portfolio may purchase securities in any foreign country
(developed or emerging) and seeks companies that are expected to perform well over the next three to five years.

International Growth

The international growth investment sleeve (style) uses a growth strategy that seeks to invest primarily in equity securities that provide the potential for capital appreciation. The manager may purchase securities in any foreign, developed or emerging country. In

A-2

pursuing the investment strategy, the manager may invest in individual companies or in exchange traded funds that utilize an international growth investment style.

EMERGING MARKETS ASSET CLASS

Emerging Markets

The emerging markets investment style (sleeve) focuses on stocks of companies considered to be from an emerging country. An "emerging country" is considered to be 1) generally recognized as an emerging country by the international financial community including the World Bank and the International Finance
Corporation; 2) classified by the United Nations as developing; or 3) included in the International Finance Corporation Free Index or the MSCI Emerging
Markets Index. The manager focuses on investing in emerging countries which have economies that are believed to be developing strongly and markets that are becoming more sophisticated. The manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

GLOBAL REAL ESTATE ASSET CLASS

Global Real Estate Securities

The global real estate securities sleeve (style) invests in securities issued by U.S. and non-U.S. companies in the real estate sector. A company in the real estate sector generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. Assets will be allocated among real estate companies in various regions and countries throughout the world, including the U.S. and developed, developing and emerging market non-U.S.
countries. The portfolio's investment strategy is based on both a top-down and bottom-up assessment of countries and specific markets. A real estate company's financials, cash flow, dividend growth rates, and management strategy are also evaluated in selecting the portfolio's investments.

FIXED INCOME (BONDS AND CASH EQUIVALENTS) ASSET CLASS

Diversified Fixed Income

The fixed income investment sleeve (style) allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International
Developed Markets, and Emerging Markets sectors. The manager analyzes economic and market conditions to identify the sector(s) that offer the best investment opportunities. The manager will determine the amount of assets allocated to each of the four sectors based on this analysis of economic and market conditions, and on an assessment of the returns and potential for appreciation from each sector. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those high yield bonds
(aka "junk bonds") having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The manager may invest up to 50% of the assets allocated to the fixed income investment sleeve in high yield bonds.
Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in fixed income securities of issuers in any foreign country, developed and underdeveloped. Fixed income securities in the international developed markets sector and the emerging markets sector may include securities issued by foreign governments, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Cash equivalents may include: 1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; 2) commercial paper of the highest quality rating; 3) short-term debt obligations with the highest quality rating; 4) U.S. government securities; and 5) repurchase agreements collateralized by those instruments.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Foundation Fund. Delaware Management Company manages the day-to-day investment activities of the Foundation Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus
Disclosure.

What are the main risks of investing in the funds?

For each of the Foundation (Reg. TM) Funds, investing in securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's securities to fluctuate and therefore, the value of the shares held under your contract could fluctuate, and you could lose money.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising. Therefore, the value of the fund's shares held under your contract depends on:
  o  the performance of each asset class and sub-class (where applicable); and

                                                                             A-3

  o  the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o  the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o  the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o  when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Equity Investments. For investment styles allocated to equity, the primary risk is that the value of the stocks purchased will fluctuate. Because the LVIP
Delaware Foundation (Reg. TM) Aggressive Allocation Fund has a greater target percentage of assets allocated to equities than the LVIP Delaware Foundation
(Reg. TM) Moderate Allocation Fund or the LVIP Delaware Foundation (Reg. TM)
Conservative Allocation Fund, it will be more susceptible to the risks associated with equities. The LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund will be more susceptible to the risks associated with equities than the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund.

Some of the investment styles may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the asset classes or investment styles may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S.
issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.
Securities of issuers in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Fixed Income Investments (Bonds). For investment styles allocated to fixed-income, the primary risks are interest rate risk and credit risk.
Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation.
Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Investing in "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds. If debt obligations held by the funds are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the funds' shares could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Because the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund has
a greater target percentage of assets allocated to fixed income investments and high yield bonds than the LVIP Delaware Foundation (Reg. TM) Moderate
Allocation Fund and the LVIP Delaware Foundation (Reg. TM) Aggressive
Allocation Fund, it will be more susceptible to the risks associated with fixed income investments and high yield bonds. The LVIP Delaware Foundation (Reg. TM)
Moderate Allocation Fund will be more susceptible to the risks associated with fixed income investments and high yield bonds than the LVIP Delaware Foundation
(Reg. TM) Aggressive Allocation Fund.

Foreign Investments (Equity or Bonds). Investing in foreign equity securities involves additional risks not present when investing in U.S. securities.
Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the risk of investing in foreign securities are heightened when investing in emerging market countries.

A-4

Additionally, Investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Because the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund has a
greater target percentage of assets allocated to foreign investments than the
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund and the LVIP
Delaware Foundation (Reg. TM) Conservative Allocation Fund, it will be more susceptible to the risks associated with foreign investments. The LVIP Delaware
Foundation (Reg. TM) Moderate Allocation Fund will be more susceptible to the risks associated with foreign investments than the LVIP Delaware Foundation
(Reg. TM) Conservative Allocation Fund.

Global Real Estate Securities. Risk related to global real estate securities includes possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Real estate investment trusts (REITs) are subject to substantial cash flow dependency, defaults, self-liquidation and the risk of failure to qualify for the free pass through of income. Investing in global real estate securities involves the additional risks of foreign investing which are not present when investing in U.S. real estate.

Exchange Traded Funds (ETFs). The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

How have the funds performed?
The funds commenced operations on March 25, 2009. Once the funds have at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the funds is not necessarily indicative of how the funds will perform in the future.

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                           LVIP Delaware Foundation (Reg. TM)
                                                              Conservative Allocation Fund
                                                          ------------------------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases.................                   N/A
Deferred Sales Charge (Load).............................                   N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends..................................                   N/A
Redemption Fee...........................................                   N/A
Exchange Fee.............................................                   N/A
Account Maintenance Fee..................................                   N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee...........................................                  0.75%
Distribution and/or Service (12b-1 fees).................                  0.25%
Other Expenses...........................................                  0.10%1
Acquired Fund Fees and Expenses (AFFE)1..................                  0.02%1
Total Annual Fund Operating Expenses.....................                  1.12%1
Less Fee Waiver and Expense Reimbursement................                 (0.12%)2,3
Net Expenses (including AFFE)............................                  1.00%

                                                           LVIP Delaware Foundation (Reg. TM)   LVIP Delaware Foundation (Reg. TM)
                                                                Moderate Allocation Fund            Aggressive Allocation Fund
                                                          ------------------------------------ -----------------------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases.................                   N/A                                 N/A
Deferred Sales Charge (Load).............................                   N/A                                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends..................................                   N/A                                 N/A
Redemption Fee...........................................                   N/A                                 N/A
Exchange Fee.............................................                   N/A                                 N/A
Account Maintenance Fee..................................                   N/A                                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee...........................................                  0.75%                               0.75%
Distribution and/or Service (12b-1 fees).................                  0.25%                               0.25%
Other Expenses...........................................                  0.41%1                              0.11%1
Acquired Fund Fees and Expenses (AFFE)1..................                  0.03%1                              0.03%1
Total Annual Fund Operating Expenses.....................                  1.44%1                              1.14%1
Less Fee Waiver and Expense Reimbursement................                 (0.43%)2,3                          (0.13%)2,3
Net Expenses (including AFFE)............................                  1.01%                               1.01%

1 "Other Expenses", "Acquired Fund Fees and Expenses" and "Annual Fund Fund
  Operating Expenses" in connection with the Foundation (Reg. TM) Funds and the Foundation (Reg. TM) Funds (Pro Forma) have been estimated since these funds have not yet commenced.

2 LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the funds.

                                                                             A-5

3 LIA has contractually agreed to reimburse each funds' Service Class to the extent that the funds' Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets.
  The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

A-6

The following examples help you compare the cost of investing in the Foundation
(Reg. TM) Funds with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Foundation Funds provide a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                                     1 year   3 years   5 years1   10 years1
                                                                    -------- --------- ---------- ----------
LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fun        $102    $344         N/A        N/A
LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund           $103    $413         N/A        N/A
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund         $103    $349         N/A        N/A

1 Only one-year and three-year expenses are shown since the funds are new. The funds will have expenses beyond year three. l

                                                                             A-7

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Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC (Release
No. IC-27512) to permit the funds' investment adviser, without further shareholder approval,to enter into and materially amend a sub-advisory agreement with a sub-adviser upon approval of the Trust's Board of Trustees.
The SEC order is subject to certain conditions. For example,within 90 days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is
1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The following chart lists each fund's investment adviser, sub-adviser, and portfolio manager. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                                                                           GPD-1

Fund                                       Investment Adviser, Sub-Adviser and Portfolio Manager(s)
----------------------------------------   ----------------------------------------------------------------------------------
LVIP Delaware Foundation (Reg. TM) Funds
LVIP Delaware Foundation (Reg. TM)         Adviser: LIA (advisory fee is 0.65% of average net assets, which is net of fee waivers)

Conservative Allocation Fund               Sub-Adviser: Delaware Management Company

LVIP Delaware Foundation (Reg. TM)
Moderate Allocation Fund                   Portfolio Manager:A team consisting of Michael J. Hogan, Paul Grillo, Sharon Hill,
                                           Francis X.

LVIP Delaware Foundation (Reg. TM)
Aggressive Allocation Fund                 Morris and Babak (Bob) Zenouzi are responsible for making the day-to-day investment decisions for the funds. Mr. Hogan is the lead member of the team and has the authority to override any decision made by the team in his discretion. Mr.
                                           Hogan, Executive Vice President, Chief Executive Officer and Head of Equity
                                           Investments, joined Delaware Investments in 2007. Mr. Hogan previously spent eleven years at SEI Investments, with the last three of those as the managing director and global head of equity. Mr. Hogan graduated from the University of
                                           Delaware with a bachelor's degree in economics. Mr. Grillo, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992. Mr. Grillo holds a bachelor's degree in business management from North Carolina State
                                           University and an MBA with a concentration in finance from Pace University. Ms.
                                           Hill, Senior Vice President and Senior Portfolio Manager, joined Delaware
                                           Investments in 2000 as a Senior Programmer/Analyst of Investment Systems. Ms. Hill
                                           holds a bachelor's degree, with honors, in mathematics from the City University of
                                           New York, at Brooklyn College and a master's degree and Ph.D. in mathematics from the University of Connecticut. Mr. Morris, Senior Vice President and Chief
                                           Investment Officer - Core Equity, joined Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener
                                           University. Mr. Zenouzi, Senior Vice President and Senior Portfolio Manager,
                                           rejoined Delaware Investments in 2006 after having spent seven years as an analyst and portfolio manager with the firm and prior to leaving to work at Chartwell
                                           Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager. Mr. Zenouzi has a master's degree in finance from Boston College and a bachelor's degree from Babson College. Mr. Hogan and Mr. Grillo are CFA charterholders.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's board of trustees approving the investment advisory and sub-advisory contracts for the funds will be available in the semi-annual report to shareholders for the six month period ended June 30, 2009.

GPD-2

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

  o  adding the values of all securities investments and other assets;
  o  subtracting liabilities (including dividends payable); and
  o  dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o  equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o  debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities;
     and
  o  fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or the Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service
Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). The Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell
Service Class shares or variable contracts offering Service Class shares. The
Trust would pay each third party for these services pursuant to a written agreement with that third party.

The 12b-1 fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life
Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY) and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

                                                                           GPD-3

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable;
or (d) the SEC permits, by order, for the protection of fund shareholders.

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD")
and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively,
"financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). A fund may terminate a loan at any time, and will recall a security on loan to vote proxies if the fund knows that a vote concerning a material event affecting an investment on loan will occur. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing
Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order
(including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients'
transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii)

GPD-4

execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional
Information.

Distributions and Federal Income Tax Considerations
The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln
Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Impact to Funds from Profile Fund Investments
The funds may accept investments from the Lincoln Profile Funds, separate investment series of the Trust, each of which operates as a fund of funds. From time to time, the Lincoln Profile Funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the Lincoln Profile Funds increase their holdings of the funds, this action may cause the funds to experience large purchases of their shares and large inflows into the funds.
Similarly, the Lincoln Profile Funds may decrease their holdings in the funds, and this may cause the funds to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

                                                                           GPD-5

Financial Highlights
The LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund, LVIP
Delaware Foundation (Reg. TM) Moderate Allocation Fund, LVIP Delaware
Foundation (Reg. TM) Aggressive Allocation Fund were not available for investment as of the date of this Prospectus. As a result there are no financial highlights available for these funds.

General Information

You may examine the registration statements for the funds at the SEC in
Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The funds have received an exemptive order from the SEC, which allows the use of fund shares by separate accounts funding variable annuity and variable life insurance contracts, qualified plans, the investment manager, and insurance company general accounts. Due to differences in redemption rates, tax treatment, or other considerations, the interests of various contract owners participating in the funds and the interests of qualified plans, the investment manager, or general accounts investing in the funds might at some time be in conflict. Violation of the federal tax laws by one separate account investing in a fund could cause the contracts funded through another separate account to lose its tax-deferred status, unless remedial action was taken. The Trust's
Board of Trustees will monitor for the existence of any material irreconcilable conflicts and determine what action, if any, will be taken in response to such conflicts.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its
SAI, dated March 25, 2009, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For a free copy of the SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort
Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the
SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090.
You can also get reports and other information about the funds on the EDGAR
Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public
Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

GPD-6

Lincoln Variable Insurance Products Trust

          LVIP Delaware Foundation(R) Conservative Allocation Fund
          LVIP Delaware Foundation(R) Moderate Allocation Fund
          LVIP Delaware Foundation(R) Aggressive Allocation Fund

     1300 South Clinton Street
     Fort Wayne, Indiana 46802

               Statement of Additional Information March 25, 2009

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about three of the series --referred to as "funds"--
of Lincoln Variable Insurance Products Trust. The funds indicate the funds named in the above caption. Each fund offers two classes of shares: the Standard Class and the Service Class.

This SAI should be read in conjunction with the funds' prospectus dated March
25, 2009. You may obtain a copy of the funds' prospectus or a fund's annual report, when available, on request and without charge. Please write The Lincoln
National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or
call 1-800-4LINCOLN (454-6265).

March 25, 2009

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Item                                                                       Page
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

                                                                               3



                                                                               4

Description of the Trust and the Funds

Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Certain of the funds' investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. Each of the funds is diversified within the meaning of the
Investment Company Act of 1940 (1940 Act). References to adviser in this SAI include both Lincoln Investment Advisors Corporation (LIA) and a fund's sub-adviser, unless the context otherwise indicates.

Fundamental Investment Restrictions

The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares.
Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:

1.   Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.   Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3.   Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.   Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6.   Make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

7.   With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer;
     except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or
     (ii) securities of other investment companies.

                                                                               5

Additional Investment Strategies and Risks

The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion.
Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Investment Strategies Available to All Funds

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers'
acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. Government Securities. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association
(GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government.
They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

                                                                               6

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S.
Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank
for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.
There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities
(STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently.
Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal
Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms.
Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including
Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and
Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S.
Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S.
Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of
1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction.

In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies. Each of the funds has a policy that prohibits it from acquiring any securities of open-end investment companies or registered unit investment trusts in reliance on Section
12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Options on Securities. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If

                                                                               7

the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.
At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant
(FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

                                                                               8

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.
A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the
Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Spreads and Straddles. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously.
Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges)
generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S.

                                                                               9

Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into and maintain variation margin requirements. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would deposit with the FMC margin consisting of cash and liquid assets; these assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged.
In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

                                                                              10

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund may establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other liquid assets. The fund does not intend to leverage the futures contracts.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long"
position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A fund may invest up to
10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to a fund's limitation on investments in investment companies.

Swaps and Swap-Related Products. A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the fund's custodian. If the fund enters into a swap on other than a net basis, it will segregate the full

                                                                              11

amount of its obligations, accrued on a daily basis, with respect to the swap.
The fund will not enter into any swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a fund's use of swaps will be successful in furthering its investment objective will depend on a subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

There is no limit on the amount of swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, so long as it maintains a segregated account with cash or liquid assets having an aggregate net asset value at least equal to the full amount of its obligations accrued on a daily basis.

Illiquid Investments. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. LIA will determine the liquidity of securities purchased by the funds, subject to oversight by the board of trustees.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines. The board of trustees will carefully monitor the fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

Borrowing. Each fund may borrow money to the extent permitted under the 1940
Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund. Money borrowed will be subject to interest costs and other fees, which could reduce a fund's return and may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

Pledging Assets. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing"
restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Foreign Currency Transactions. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized

                                                                              12

transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.
Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency)
approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency.
This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.
Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S.
dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.
Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the
Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness.

                                                                              13

Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options
Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.
Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.
As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.
The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the
United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds, debentures, longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by
U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European
Economic Community and the World Bank, or other issuers.

Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.

                                                                              14

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States
(including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's)
or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High Yield Fixed-Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. Each fund may invest up to 15% of its total assets in junk bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value,

                                                                              15

convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to segregate securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.
Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria,

                                                                              16

Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. The considerations noted
previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S.
dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets.
Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Rights and Warrants. Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities.
Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated.
Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were

                                                                              17

determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Delayed Delivery and When-Issued Securities and Forward Commitments. Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Investment Strategies and Limitations Applicable to Certain Funds

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities,make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO)
receives interest payments from the same underlying mortgage.

Mortgage-related securities include collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. CMOs and REMICs issued by private entities - so called "non-agency mortgage backed securities" - are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S.
Government that act as governmental instrumentalities under authority granted by
Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government

                                                                              18

entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Portfolio Transactions and Brokerage

The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.
On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The sub-adviser of each fund currently provides investment advice to a number of other clients. It will be the practice of each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the sub-adviser considers are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the sub-adviser provides investment advice
(including affiliates of the sub-adviser).

On occasions when the sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

                                                                              19

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to the adviser and each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and
risks and trends, all of which the adviser or sub-adviser regards as a useful supplement of its own internal research capabilities.

Each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the sub-adviser; in addition, each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services.
Research services furnished by brokers are for the benefit of all the clients of the sub-adviser, and not solely or necessarily for the benefit of the fund. Each sub-adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to any sub-adviser by any amount that might be attributable to the value of such services.

No brokerage commissions have been paid by the funds since the funds had not yet commenced operations as of the date of this SAI.

No Commissions to Finance Distribution

The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a)
fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.

Commission Recapture Program

The funds have entered into a commission recapture program with Frank Russell, pursuant to which the commission rebates will be included in realized gain
(loss) on securities in the appropriate financial statements of the funds. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Frank
Russell, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a fund to participate, or continue to participate, in the commission recapture program.

Portfolio Turnover

A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of

                                                                              20

investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

Trustees and Officers

The Board of Trustees oversees the management of each fund and elects the
Trust's officers. The trustees have the power to amend the Trust's bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the funds is set forth below. Trustees that are deemed "interested persons," as defined in the 1940
Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of Stockholders of the funds on April 5,
2007 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the thirty-seven series or Funds of the Trust, which are offered in other prospectuses and SAIs, and Lincoln National Variable
Annuity Fund A.

Interested Trustees

                                                                                                        Number of
                                                                                                         Funds in
                                                                                  Principal                Fund
                          Position(s)           Term of Office                  Occupation(s)            Complex       Other Board
Name, Address              Held With            and Length of                    During Past           Overseen by     Memberships
and Year of Birth           the Fund             Time Served                      Five Years             Trustee     Held by Trustee
----------------------   -------------   ---------------------------   -----------------------------   -----------   ---------------
Kelly D. Clevenger*      Chairman and    Chairman since August 1995;   Vice President, The Lincoln          41       Lincoln
1300 S. Clinton Street   Trustee         President and Trustee since   National Life Insurance                       Retirement
Fort Wayne, IN 46802                     November 1994.                Company; Executive Vice                       Services
YOB: 1952                                                              President, Lincoln Retirement                 Company, LLC
                                                                       Services Company, LLC

Daniel R. Hayes**        President and   Since December 2008           Senior Vice President,               40       N/A
1300 S. Clinton Street   Trustee                                       Fidelity Investments
Fort Wayne, IN 46802
YOB: 1952

*    Kelly D. Clevenger, currently Chairman of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln Life.

**   Daniel R. Hayes, currently President of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln Life.

Independent Trustees

                                                                                                        Number of
                                                                                                         Funds in
                                                                                  Principal                Fund
                          Position(s)           Term of Office                  Occupation(s)            Complex       Other Board
Name, Address              Held With            and Length of                    During Past           Overseen by     Memberships
and Year of Birth           the Fund             Time Served                      Five Years             Trustee     Held by Trustee
----------------------   -------------   ---------------------------   -----------------------------   -----------   ---------------
Michael D. Coughlin      Trustee         Trustee since 2007            Management Consultant - Owner        40       Merrimack
1300 S. Clinton Street                                                 of Coughlin Associates                        County Savings
Fort Wayne, IN 46802                                                                                                 Bank; Trustee
YOB: 1942                                                                                                            of Merrimack
                                                                                                                     Bankcorp, MHC

Nancy L. Frisby          Trustee         Trustee since April 1992      Retired. Formerly:  Senior           41       N/A
1300 S. Clinton Street                                                 Vice President and Chief
Fort Wayne, IN 46802                                                   Financial Officer, Desoto
YOB: 1941                                                              Memorial Hospital

                                                                              21

Independent Trustees

                                                                                                        Number of
                                                                                                         Funds in
                                                                                  Principal                Fund
                          Position(s)           Term of Office                  Occupation(s)            Complex       Other Board
Name, Address              Held With            and Length of                    During Past           Overseen by     Memberships
and Year of Birth           the Fund             Time Served                      Five Years             Trustee     Held by Trustee
----------------------   -------------   ---------------------------   -----------------------------   -----------   ---------------
Elizabeth S. Hager       Trustee         Trustee since April 2007      State Representative, State          40       N/A
1300 S. Clinton Street                                                 of New Hampshire; Executive
Fort Wayne, IN 46802                                                   Director, United Way of
YOB: 1944                                                              Merrimack County

Gary D. Lemon            Trustee         Trustee since February        Professor of Economics and           41       N/A
1300 S. Clinton Street                   2006; formerly: Advisory      Management, DePauw University
Fort Wayne, IN 46802                     Trustee since November 2004
YOB: 1948

Thomas D. Rath           Trustee         Trustee since April 2007      Managing Partner, Rath, Young        40       Associated
1300 S. Clinton Street                                                 and Pignatelli                                Grocers of New
Fort Wayne, IN 46802                                                                                                 England
YOB: 1945

Kenneth G. Stella        Trustee         Trustee since February 1998   President Emeritus, Indiana          41       Advisory Board
1300 S. Clinton Street                                                 Health Association, formerly:                 of Harris Bank
Fort Wayne, IN 46802                                                   President, Indiana Hospital &
YOB:1943                                                               Health Association.

David H. Windley         Trustee         Trustee since August 2004     Retired. Formerly: Director          41       Meridian
1300 S. Clinton Street                                                 of Blue and Co., LLC.                         Investment
Fort Wayne, IN 46802                                                                                                 Advisors, Inc.
YOB: 1943

Officers Who Are Not Trustees

                                                                                                        Number of
                                                                                                         Funds in
                                                                                  Principal                Fund
                          Position(s)           Term of Office                  Occupation(s)            Complex       Other Board
Name, Address              Held With            and Length of                    During Past           Overseen by     Memberships
and Year of Birth           the Fund             Time Served                      Five Years             Trustee     Held by Trustee
----------------------   -------------   ---------------------------   -----------------------------   -----------   ---------------
Kevin J. Adamson         Second Vice     Second Vice President since   Second Vice President,               N/A      N/A
1300 S. Clinton Street   President       May 2006                      Director of Funds Management,
Fort Wayne, IN 46802                                                   The Lincoln National Life
YOB: 1966                                                              Insurance Company; formerly:
                                                                       Director of Financial
                                                                       Operations, Swiss Re/Lincoln
                                                                       Re.

William P. Flory, Jr.    Second Vice     Second Vice President since   Second Vice President and            N/A      N/A
1300 S. Clinton Street   President and   August 2007 and Chief         Director of Separate Account
Fort Wayne, IN 46802     Chief           Accounting Officer since      Operations and Mutual Fund
YOB: 1961                Accounting      May 2006                      Administration, The Lincoln
                         Officer                                       National Life Insurance
                                                                       Company; formerly, Second Vice
                                                                       President and Director of
                                                                       Corporate Procurement and
                                                                       Assistant Vice President of
                                                                       Separate Account Operations
                                                                       and Mutual Fund
                                                                       Administration, The Lincoln
                                                                       National Life Insurance
                                                                       Company

Cynthia A. Rose          Secretary       Secretary since               Secretary; Formerly:                 N/A      N/A

                                                                              22

Officers Who Are Not Trustees

                                                                                                        Number of
                                                                                                         Funds in
                                                                                  Principal                Fund
                          Position(s)           Term of Office                  Occupation(s)            Complex       Other Board
Name, Address              Held With            and Length of                    During Past           Overseen by     Memberships
and Year of Birth           the Fund             Time Served                      Five Years             Trustee     Held by Trustee
----------------------   -------------   ---------------------------   -----------------------------   -----------   ---------------
1300 S. Clinton Street                   February 1995                 Secretary and Assistant Vice
Fort Wayne, IN 46802                                                   President, The Lincoln
YOB: 1954                                                              National Life Insurance
                                                                       Company

Rise C. M. Taylor        Vice            Vice President since          Vice President and Treasurer,        N/A      N/A
1300 S. Clinton Street   President and   August 2003 and Treasurer     The Lincoln National Life
Fort Wayne, IN 46802     Treasurer       since May 2006                Insurance Company; Vice
YOB: 1967                                                              President and Treasurer,
                                                                       Lincoln Life & Annuity
                                                                       Company of New York.

David A. Weiss           Assistant       Assistant Vice President      Assistant Vice President,            N/A      N/A
One Granite Place        Vice            since August 2007             Funds Management Research,
Concord, NH 03301        President                                     The Lincoln National Life
YOB: 1976                                                              Insurance Company; Formerly:
                                                                       Director, Funds Management
                                                                       Research; Mutual
                                                                       Fund/Securities Analyst;
                                                                       Senior Mutual Fund Analyst,
                                                                       Jefferson Pilot Corp.

John (Jack) A. Weston    Chief           Chief Compliance Officer      Vice President for Fund and          N/A      N/A
One Granite Place        Compliance      since May 2007                Advisor Compliance, The
Concord, NH 03301        Officer                                       Lincoln National Life
YOB: 1959                                                              Insurance Company; Treasurer,
                                                                       Jefferson Pilot Variable
                                                                       Fund, Inc.

Board Committees

The Board of Trustees has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of
Trustees and for reporting the result of their activities to the board. The
Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the board's responsibility to shareholders of the funds and others relating to oversight of fund accounting, the fund's systems of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the fund. The members of the Audit Committee include independent trustees:
Nancy L. Frisby, Elizabeth S. Hager, and David H. Windley. The Audit Committee
met five times during the last fiscal year.

Effective January 1, 2008, the Board of Trustees established an Investment
Committee, which is responsible for overseeing underperforming or troubled funds and for performing certain contract renewal tasks as requested by the board. The members of the Investment Committee are: Michael D. Coughlin, Gary D. Lemon and
Thomas D. Rath.

The Board of Trustees has also established a Nominating and Governance
Committee. The current members of the committee are: Nancy L. Frisby, Elizabeth
S. Hager, Kenneth G. Stella, and David H. Windley. The Nominating and Governance
Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The
Nominating and Governance Committee met two times during the last fiscal year.
The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and
Governance Committee, c/o The Lincoln National Life Insurance Company.

                                                                              23

Ownership of Securities

As of the date of this SAI, there were no shares of the funds outstanding. As of
December 31, 2007, the dollar range of equity securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:

Interested Trustees

                                                                          Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                                                          Companies Overseen by Trustee in
Name of Trustee      Dollar Range of Equity Securities in the Funds        Family of Investment Companies
------------------   ----------------------------------------------   ---------------------------------------
Kelly D. Clevenger                        None                                   $10,001 - $50,000
Daniel R. Hayes                           None                                          None

Independent Trustees

                                                                          Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                                                          Companies Overseen by Trustee in
Name of Trustee      Dollar Range of Equity Securities in the Funds        Family of Investment Companies
------------------   ----------------------------------------------   ---------------------------------------
Nancy L. Frisby                           None                                     Over $100,000
Elizabeth S. Hager                        None                                   $10,001 - $50,000
Gary D. Lemon                             None                                   $10,001 - $50,000
Kenneth G. Stella                         None                                     Over $100,000
David H. Windley                          None                                   $50,001 - $100,000

The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the
Fund Complex for the fiscal year ended December 31, 2007:

                               Compensation Table

                               Aggregate Compensation   Total Compensation From the
  Name of Person, Position         From the Trust          Trust And Fund Complex
----------------------------   ----------------------   ---------------------------
Michael D. Coughlin, Trustee           $33,698                    $33,767
Nancy L. Frisby, Trustee                40,716                     44,500
Elizabeth S. Hager, Trustee             31,898                     31,967
Gary Lemon, Trustee                     34,760                     38,500
Thomas D. Rath, Trustee                 31,898                     31,967
Kenneth G. Stella, Trustee              41,208                     45,000
David H. Windley, Trustee               34,760                     38,500

Investment Adviser and Sub-Advisers

Investment Adviser: Lincoln Investment Advisors Corporation ("LIA") is the
investment adviser to the funds. LIA is a registered investment adviser and is wholly-owned by Lincoln National Corporation (LNC). LIA's address is 1300 South
Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

                                                                              24

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The advisory fee rates paid by both the Standard Class and the Service Class of each fund to LIA are set forth in the following table:

Fund                                                       Annual Fee Rate Based on Average Daily Net Asset Value
--------------------------------------------------------   ------------------------------------------------------
LVIP Delaware Foundation(R) Conservative Allocation Fund   0.75% of the fund's average daily net assets
LVIP Delaware Foundation(R) Moderate Allocation Fund       0.75% of the fund's average daily net assets
LVIP Delaware Foundation(R) Aggressive Allocation Fund     0.75% of the fund's average daily net assets

No advisory fees have been paid by the funds since the funds had not yet commenced operations as of the date of this SAI.

Pursuant to an Investment Management Agreement dated April 30, 2007 (the
Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

To help limit expenses, LIA has contractually agreed to waive a portion of its advisory fee for each Fund. The waiver agreement will continue at least through
April 30, 2010, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

With respect to the LVIP Delaware Foundation(R) Conservative Allocation Fund,
LIA has contractually agreed to waive the following portion of its advisory fee:
0.10% of average daily net assets of the Funds.

With respect to the LVIP Delaware Foundation(R) Moderate Allocation Fund, LIA
has contractually agreed to waive the following portion of its advisory fee:
0.10% of average daily net assets of the Funds.

With respect to the LVIP Delaware Foundation(R) Aggressive Allocation Fund, LIA
has contractually agreed to waive the following portion of its advisory fee:
0.10% of average daily net assets of the Funds. of the Fund.

There can be no assurance that the above fee waivers will continue beyond the date indicated.

Sub-Advisers. As adviser, LIA, is primarily responsible for investment decisions affecting each of the funds under its management. However, LIA has entered into sub-advisory agreements with several professional investment management firms.
These firms are responsible for the day-to-day investment management of the funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:

                                                                                Annual Fee Rate Based On Average Daily Net
Fund                                                   Sub-Adviser                              Asset Value
----------------------------------------   ---------------------------------   --------------------------------------------
LVIP Delaware Foundation(R) Conservative   Delaware Management Company (DMC)   0.35% of the fund's average daily net assets
Allocation Fund                            2500 Market Street
                                           Philadelphia, PA 19103

LVIP Delaware Foundation(R) Conservative                                       0.35% of the fund's average daily net assets
Allocation Fund

                                                                              25

                                                                                Annual Fee Rate Based On Average Daily Net
Fund                                                   Sub-Adviser                              Asset Value
----------------------------------------   ---------------------------------   --------------------------------------------
LVIP Delaware Foundation(R) Conservative                                       0.35% of the fund's average daily net assets
Allocation Fund

DMC and its predecessors have been managing mutual funds since 1938. As of
December 31, 2007, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 205
Market Street, Philadelphia, PA 19103. DMBT is an indirect subsidiary of DMH.
DMH is an indirect subsidiary, and subject to the ultimate control, of LNC.

Service marks. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.

In the Prospectus and sales literature, the names Delaware and Delaware
Foundation(R) will be used with the LVIP Delaware Foundation(R) Conservative
Allocation Fund, LVIP Delaware Foundation(R) Moderate Allocation Fund, and LVIP
Delaware Foundation(R) Aggressive Allocation Fund.

Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. The board of trustees has delegated to each fund's sub-adviser responsibility for voting any proxies relating to portfolio securities held by the fund in accordance with the sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the sub-advisers on behalf of the funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, when available, can be obtained (1) without charge, upon request, by call 1-800-4LINCOLN
(454-6265); and (2) on the SEC's website at http:// www.sec.gov.

Portfolio Managers

The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2008 unless otherwise noted. Any accounts managed in a personal capacity appear under
"Other Accounts" along with the other accounts managed on a professional basis.
The personal account information is current as of the most recent calendar quarter end for which account statements are available.

                                                                              26

                           Registered Investment        Other Pooled Investment
                                 Companies                      Vehicles                   Other Accounts
                        ---------------------------   ---------------------------   ---------------------------
   Sub-Adviser and      Number of   Total Assets in   Number of   Total Assets in   Number of   Total Assets in
 Portfolio Managers      Accounts     the Accounts     Accounts     the Accounts     Accounts     the Accounts
---------------------   ---------   ---------------   ---------   ---------------   ---------   ---------------
Delaware Management        16        $2.2 billion         0             $0             19       $455.2 million
Company (Francis X.
Morris)

Delaware Management         1       $152.0 million        0             $0              0             $0
Company (Michael
Hogan)

Delaware Management         6       $152.0 million        0             $0              6        $26.0 million
Company (Sharon Hill)

Delaware Management        16        $5.5 billion         0             $0             20        $2.8 billion
Company (Paul Grillo)

Delaware Management        15       $838.0 million        0             $0              2        $37.0 million
Company (Bob Zenouzi)

Other Accounts Managed with Performance-Based Advisory Fees

The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2008:

                                                         Number of Accounts with
          Sub-Adviser and Portfolio Managers                  Incentive Fees        Total Assets
------------------------------------------------------   -----------------------   -------------
Delaware Management Company                                         1              $65.0 million
(Francis X. Morris)

Delaware Management Company                                         0                    $0
(Michael Hogan, Sharon Hill, Paul Grillo, Bob Zenouzi)

Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or
Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds

                                                                              27

or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

Beneficial Interest of Portfolio Managers

Information regarding securities of each LVIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.

Since the funds had not yet commenced operations as of December 31, 2007, no portfolio manager of any fund beneficially owned securities of any fund.

Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor-Chester Road,
Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated June 1,
2007. Under the agreement, Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each fund series of the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of fund shares. From June 1, 2007 through
December 31, 2007, LFD received $5,592,085 in compensation from the Trust.

Administration Agreement

The Lincoln Variable Insurance Products Trust ("Trust") has entered into an
Administration Agreement (the Administration Agreement) with The Lincoln
National Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the
LVIPT Funds. These services include, among others: coordination of all service providers; providing personnel and office space; maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As reimbursement for the cost of providing these administrative services for the year ended December 31, 2007, the Trust paid Lincoln Life $553,000. In addition, pursuant to the Administration Agreement, the Trust will reimburse the cost of legal and corporate secretary services provided to the Trust. For the year ended
December 31, 2007, the Trust reimbursed Lincoln Life $266,557 for legal and corporate secretary services.

                                                                              28

Accounting Agreement

The funds have entered into a fund accounting and financial administration services agreement (the Accounting Agreement) with Mellon Bank, N.A (Mellon), effective October 1, 2007, pursuant to which Mellon provides certain accounting services for the funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values of each fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the funds pay Mellon an asset based fee, subject to certain fee minimums, plus certain out-of-pocket expenses. The asset based fee rate under the Accounting Agreement for 2007 was an annual rate of .035%.

In addition, the Trust has entered into a Fund Accounting and Financial
Administration Oversight Agreement (Oversight Agreement), effective October 1,
2007, with The Lincoln National Life Insurance Company (Lincoln Life) and
Delaware Service Company, Inc. (DSC). Under the Oversight Agreement, DSC has
agreed to perform fund accounting, financial administration and related services for the Trust to supplement the services provided by Mellon under the Accounting
Agreement. DSC has also agreed to establish and monitor certain service level requirements with respect to Mellon's performance of its duties pursuant to the
Accounting Agreement. For these services, the funds pay DSC an asset-based fee at an annual rate of .0025%, plus certain out-of-pocket expenses.

Code of Ethics

The Trust, LIA and the sub-adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA and the sub-advisers who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the fund. The Trust's Code of Ethics requires reporting to the board of trustees on compliance violations.

Description of Shares

The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The
Trust's Certificate of Trust is on file with the Secretary of State of Delaware.
The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of thirty-seven funds organized as separate series of shares. The Declaration of Trust authorizes the Board of Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers two classes of shares: the Standard Class and the
Service Class. The two classes of shares are identical, except that Service
Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the
Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this
SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in

                                                                              29

connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund.

Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule
18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities

Each fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, Variable
Contract). These Insurance Companies include, without limitation, (1) The
Lincoln National Life Insurance Company (Lincoln Life), an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802, and (2) Lincoln
Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

The Insurance Companies as record owners are entitled to be present and vote fund shares at any shareholder meeting. However, the Insurance Companies are required to vote the fund shares at shareholder meetings according to the instructions received from the contract owners of the Variable Contracts. Fund shares held in an Insurance Company separate account for which no timely instructions are received will be voted by the Insurance Company in the same proportion as the voting instructions which are received from all other contract owners participating in that separate account. The effect of this proportional voting is that a small number of contract owners may determine the outcome of any vote.

The funds may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), series of the Trust the shares of which are owned by Lincoln
Life and Lincoln New York. As of the date of this SAI, the funds had no shares outstanding. The Lincoln Profile Funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of the fund, as is described by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance
Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance
Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

                                                                              30

For the noted services, the Plan authorizes each fund to pay to Insurance
Companies or others, out of the assets of the Service Class, a monthly fee (the
Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the funds. The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund.
Each year, the Trustees must make this determination for the Plan to be continued.

No amounts have been paid under the Plan with respect to the funds as the funds had not yet commenced operations as of the date of this SAI.

Revenue Sharing

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds or the sub-advisory fees the sub-advisers receive from LIA, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares or the sales of insurance products that contain the funds and/or shareholder servicing
("distribution assistance"). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of fund shares and the products that include the fund shares;
access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on factors, including level of sales, the funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the funds'
shares and the products that contain the funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities

A fund determines its net asset value per share by subtracting its liabilities
(including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the funds' prospectus under the "Net Asset Value" section, the value of a fund's investments is determined as follows.

Short-term Investments. For funds that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

Options Trading. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

                                                                              31

Futures Contracts and Options. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the
NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

Portfolio Holdings Disclosure

The Trust's board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president's designees will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information.
Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A Trust vice president or the vice president's designees may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the funds in their products ("Insurance
Companies"). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep the nonpublic portfolio information strictly confidential and not to engage in securities transactions on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A Trust vice president or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the
Insurance Companies. All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in securities transactions on the basis of the information. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the funds to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

A Trust vice president or the vice president's designees may also provide holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in securities transactions on the basis of the information. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after the SEC filings are made.
These third parties presently are Anerich Massina & Associates and Ibbotson
Associates.

The Trust's sub-advisers have ongoing arrangement with the following third parties to make available information about a fund's portfolio holdings: (1)
ratings organizations, such as Moodys, S&P, Morningstar and Lipper, provided generally on a monthly basis for the purpose of reviewing the particular fund;
(2) portfolio analysis companies, such as Factset Research Systems, Line Datta,
GlassLewis, Investment Technology Group, Inc., BondEdge, Investools, Plexus,
Saloman Analytics, Inc. and Wilshire Analytics Axiom, ITG Alpha Capture, MSCI
BARRA, Inc., Bloomberg, L.P., Investor Tools Perform, J.P. Morgan Securities,
Inc. and Plexus, BARRA

                                                                              32

TotalRisk Systems provided generally on a daily or monthly basis for the purpose of compiling reports and preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as ADP, Broadripple
Financial Solutions, Inc., Risk Metrics or Brown Brothers Harriman & Co.,
provided generally on a daily or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Advent Software, Inc., Eagle Investment Systems Corp., The
MacGregor Group, OMGEO LLC, CDS/Computer, Checkfree, Cogent Consulting, GFP
Acquisition Company, Inc., D.B.A.GCom2 Solutions, Siemens Business Services,
Inc. and GainsKeeper, Inc. provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services, such as State Street Bank and Trust
Company, State Street Investment Manager Solutions, Mark-it Group and Stand &
Poor's Securities Evaluations Services provided generally on a daily basis for the purpose of providing operational functions including fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the fund's holdings information confidential and not to engage in securities transactions on the basis of the information.
The sub-advisers do not receive compensation in connection with these arrangements.

A Trust vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract or fiduciary obligations.

The funds will disclose their portfolio holdings in public SEC filings. The
Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, their investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds'
portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

Purchase and Redemption Information

Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life,
LNY and other insurance companies. Shares of the funds may also be purchased by the LVIP Wilshire Risk-based Profile Funds and Target Maturity Funds, which invest their assets in other mutual funds. The offering price of each fund's shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent

                                                                              33

All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities;
transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.

Independent Registered Public Accounting Firm

The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite
4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent
Registered Public Accounting Firm for the funds. In addition to the audits of the financial statements of the funds, other services provided include review of shareholder reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit
Committee.

Financial Statements

Because the funds are new and have no operating history, no financial statements are yet available.

Taxes

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986
(the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the
Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section
817(h) of the Code, that apply to mutual funds underlying variable contracts.
Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer.
Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S.
government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable
Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years.
Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal
Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the

                                                                              34

insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since individual contract owners are generally not treated as shareholders of the funds, no discussion is included regarding the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These
interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

APPENDIX A

Bond and Commercial Paper Ratings

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                                                              35

Standard & Poor's Corp.

AAA--This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1--Highest Quality;

Prime 2--Higher Quality;

Prime 3--High Quality.

(The funds will not invest in commercial paper rated Prime 3).

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A--1 This designation indicates that the degree of safety regarding timely payment is very strong.

A--2 Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not overwhelming as for issues designated A-1.

                                                                              36

APPENDIX B

Delaware Management Company

The Fund has formally delegated to its investment adviser, Delaware Management
Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has
established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS/RiskMetrics"), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics's proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote. By no later than
August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed
12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the
Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the
Committee believes is consistent with the Procedures and in the best interests of the Fund.

                                                                              37

APPENDIX C

COMPENSATION STRUCTURE

Each portfolio's manager's compensation consists of the following:

BASE SALARY

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS

Core Equity & REITS (Messrs. Morris and Zenouzi): The portfolio managers are eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues
(minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the
50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Fixed Income (Mr. Grillo): Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers' bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or
Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile.
There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance.
Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Fixed Income (Mr. Hogan and Ms. Hill only) Mr. Hogan and Ms. Hill are eligible to receive an annual cash bonus. Due to the broad nature of their roles in addition to their management responsibilities for the Foundation Funds, the

                                                                              38

amounts of their bonuses are not tied to a bonus pool or specific quantitative performance measurement. While the performance of the Foundation Funds is a factor in determining bonuses, their bonuses are also based on individual performance measurements, both objective and subjective, as determined by senior management.

DEFERRED COMPENSATION

Each named portfolio manager is eligible to participate in the Lincoln National
Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN

Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the
Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation
Plan. In addition, certain managers may be awarded restricted stock units, or
"performance shares," in Lincoln National Corporation. Delaware Investments
U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc.
Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation
Plan was established in 2001 in order to provide certain employees of the
Manager with a more direct means of participating in the growth of the Manager.
Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S.,
Inc., is normally determined as of each March 31, June 30, September 30 and
December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc.
Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive
Plan, which is designed to provide a long-term incentive to officers of Lincoln.
Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

                                                                              39

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference from Item 25 of Part C of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 20, 2009.

Item 16.	Exhibits

(1)	Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 4, 2003.

(2)	By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 5, 2006.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)	Not applicable.

(6)	(a) Investment Management Agreement dated April 30, 2007, as amended, between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(b) Sub-Advisory Agreement effective May 1, 2009 between Lincoln Investment Advisors Corporation and Delaware Management Company incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(c) Advisory Fee Waiver Agreement effective May 1, 2009 between Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(7)	Principal Underwriting Agreement dated June 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(8)	Not applicable.

(9)	(a) Custody Agreement dated August 31, 2007, as amended, by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(10)	(a) Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(b) Distribution Services Agreement dated May 1, 2008, as amended, between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors incorporated herein by reference to Post-Effective Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(c) Distribution Services Agreement dated May 1, 2008, as amended, between Lincoln Financial Distributors and The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement filed on Form N-14 (File No. 333-156129) on March 26, 2009.

(d) Distribution Services Agreement dated May 1, 2008, as amended, between Lincoln Financial Distributors and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement filed on Form N-14 (File No. 333-156129) on March 26, 2009.

(11)	Opinion of Dechert LLP regarding legality of issuance of shares filed herein as Exhibit 16(11).

(12)	Form of Opinion of Dechert LLP regarding tax matters incorporated herein by reference to the Registration Statement filed on Form N-14 (File No. 333-156128) on December 15, 2008. The executed opinion will be filed by subsequent amendment.

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm filed herein as Exhibit 16(14).

(15)	Not Applicable.

(16)	Power of Attorney filed herein as Exhibit 16(16).

Item 17.	Undertakings

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the

Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURE PAGE

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 26th day of March, 2009.

Lincoln Variable Insurance Products Trust (LVIP UBS Global Asset Allocation Fund)

By:	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Second Vice President and Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on March 26, 2009.

Signature	Title

* Daniel R. Hayes	President and Trustee (Principal Executive Officer)

* Kelly D. Clevenger	Chairman of the Board and Trustee

/s/ William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)

* Michael D. Coughlin	Trustee

* Nancy L. Frisby	Trustee

* Elizabeth S. Hager	Trustee

* Gary D. Lemon	Trustee

* Thomas D. Rath	Trustee

* Kenneth G. Stella	Trustee

* David H. Windley	Trustee

*By	/s/ Cynthia A. Rose Cynthia A. Rose	Attorney-in-Fact

Exhibit Index

16(11)	Opinion of Counsel (Issuance of Shares)

16(14)	Consent of Independent Public Accounting Firm

16(16)	Power of Attorney